UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

MEDEQUITIES REALTY TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
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(5)
Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

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Date Filed:

PROXY STATEMENT FOR THE SPECIAL MEETING OF
MEDEQUITIES REALTY TRUST, INC.
and
PROSPECTUS OF
OMEGA HEALTHCARE INVESTORS, INC.
MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

Dear Stockholders of MedEquities Realty Trust, Inc.,
The board of directors of Omega Healthcare Investors, Inc. (which we refer to as “Omega”) and the board of directors of MedEquities Realty Trust, Inc. (which we refer to as “MedEquities”) have each unanimously approved an Agreement and Plan of Merger, dated as of January 2, 2019, as it may be amended from time to time (which we refer to as the “merger agreement”) by and among MedEquities, MedEquities OP GP, LLC, MedEquities Realty Operating Partnership, LP, Omega and OHI Healthcare Properties Limited Partnership. Pursuant to the merger agreement, MedEquities will merge with and into Omega, with Omega surviving (which we refer to as the “merger”). The combined company after the merger (which we refer to as the “combined company”) will retain the name “Omega Healthcare Investors, Inc.” and will continue to trade on the New York Stock Exchange (which we refer to as the “NYSE”) under the symbol “OHI”. The executive officers and directors of Omega immediately prior to the effective time of the merger will continue to serve as the executive officers and directors of the combined company. The obligations of MedEquities and Omega to effect the merger are subject to the satisfaction or waiver of certain customary conditions set forth in the merger agreement (including the approval of MedEquities stockholders).
If the merger is completed, each share of MedEquities common stock outstanding immediately prior to the effective time of the merger (which we refer to as the “merger effective time”) will be converted into the right to receive (i) 0.235 of a share of Omega common stock, plus the right to receive cash in lieu of issuance of any fractional shares of Omega common stock, and (ii) $2.00 in cash, without interest, subject to adjustments as set forth in the merger agreement under certain limited circumstances. In addition, MedEquities will declare a special dividend of  $0.21 per share of MedEquities common stock (which we refer to as the “closing dividend”) payable to the holders of MedEquities common stock as of the closing date of the merger, which will be payable together with the cash consideration in the merger in accordance with the terms of the merger agreement.
In connection with the merger, MedEquities will hold a special meeting of its stockholders on May 15, 2019 at MedEquities’ headquarters located at 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203. At the MedEquities special meeting, MedEquities stockholders will be asked to vote on (i) a proposal to approve the merger on the terms and conditions set forth in the merger agreement, and (ii) a proposal to approve one or more adjournments of the MedEquities special meeting to another date, time or place, if necessary, to solicit additional proxies in favor of the proposal to approve the merger.
The record date for determining the MedEquities stockholders entitled to receive notice of, and to vote at, the MedEquities special meeting is the close of business on March 4, 2019. The proposal to approve the merger on the terms and conditions set forth in the merger agreement requires the affirmative vote of holders of shares of MedEquities common stock entitled to cast a majority of all the votes entitled to be cast on the proposal as of the close of business on the record date for the MedEquities special meeting. The merger cannot be completed without the approval by MedEquities stockholders of this proposal and is subject to other customary closing conditions. Approval of the merger by stockholders of Omega is not required.
After careful consideration, the MedEquities board of directors has unanimously approved the merger, the merger agreement and the other transactions contemplated by the merger agreement, and has declared the merger and the other transactions contemplated by the merger agreement advisable and in the best interests of MedEquities and its stockholders. Accordingly, the MedEquities board of directors recommends that you vote “FOR” the approval of the merger. In addition, the MedEquities board of directors recommends that you vote “FOR” the approval of any adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger.
The proxy statement/prospectus accompanying this letter provides you with more specific information concerning MedEquities, Omega, the special meeting, the merger, the merger agreement and the other transactions contemplated by the merger agreement. This document is also a prospectus for shares of Omega common stock that will be issued pursuant to the merger agreement. We encourage you to read this proxy statement/prospectus carefully before voting, including the section entitled “Risk Factors” beginning on page 23.
Your vote is very important, regardless of the number of shares of MedEquities common stock you own. Whether or not you plan to attend the MedEquities special meeting, please submit a proxy to vote your shares as promptly as possible to make sure that your shares of MedEquities common stock are represented at the MedEquities special meeting. Please review this proxy statement/prospectus for more complete information regarding the merger and the MedEquities special meeting.
Sincerely,
John W. McRoberts
Chief Executive Officer and
Chairman of the Board of Directors
Neither the United States Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger or the securities to be issued under this proxy statement/prospectus or has passed upon the adequacy or accuracy of the disclosure in this proxy statement/prospectus. Any representation to the contrary is a criminal offense.
The accompanying proxy statement/prospectus is dated April 8, 2019 and is first being mailed to MedEquities stockholders on or about April 10, 2019.

MedEquities Realty Trust, Inc.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2019
3100 West End Avenue, Suite 1000
Nashville, TN 37203
(615) 627-4710
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2019
To the Stockholders of MedEquities Realty Trust, Inc.:
You are cordially invited to attend a special meeting of stockholders of MedEquities Realty Trust, Inc., (which we refer to as “MedEquities”).
WHEN:	10:00 a.m. local time on May 15, 2019.
WHERE:	MedEquities’ headquarters located at 3100 West End Avenue, Nashville, Tennessee 37203.
ITEMS OF BUSINESS:
1.
To consider and vote on the merger (which we refer to as the “merger”) of MedEquities with and into Omega Healthcare Investors, Inc. (which we refer to as “Omega”) pursuant to the Agreement and Plan of Merger, dated as of January 2, 2019, by and among MedEquities, MedEquities OP GP, LLC, MedEquities Realty Operating Partnership, LP, Omega and OHI Healthcare Properties Limited Partnership, as it may be amended from time to time (which we refer to as the “merger agreement”) (Proposal 1); and

2.
To consider and vote on a proposal to approve any adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger (Proposal 2).

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference.
RECORD DATE:	Stockholders of record as of the close of business on March 4, 2019 will be entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof.
RECOMMENDATIONS:
MedEquities’ board of directors (which we refer to as the “MedEquities Board”) has unanimously approved the merger, the merger agreement and the other transactions contemplated by the merger agreement, and has declared the merger and the other transactions contemplated by the merger agreement advisable and in the best interests of MedEquities and its stockholders.The MedEquities Board recommends that you vote:
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“FOR” Proposal 1 (the proposal to approve the merger); and

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“FOR” Proposal 2 (the proposal to approve any adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger).

REQUIRED VOTES	Proposal 1 — The merger must be approved by the affirmative vote of holders of shares of MedEquities common stock entitled to cast a majority of all the votes entitled to be cast on the proposal as of the close of business on the record date for the special meeting. Accordingly, your vote is very important regardless of the number of shares of MedEquities common stock that you own. Whether or not you plan to attend the special meeting, we request that you authorize your proxy to vote your shares by either marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope or authorizing your proxy or voting instructions by telephone or through the Internet. If you attend the special meeting, you may continue to have your shares voted as instructed in the proxy, or you may withdraw your proxy at the special meeting and vote your shares in person. If you fail to vote by proxy or in person, or fail to instruct your broker, bank or other nominee on how to vote, the effect will be that the shares of MedEquities common stock that you own will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” Proposal 1.
Proposal 2 — Approval of the proposal regarding any adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger, requires the affirmative vote of a majority of the votes cast on the proposal at a meeting at which a quorum is present. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, such failure will have no effect on the outcome of the vote on Proposal 2 assuming a quorum is present. Abstentions are not considered votes cast and therefore will have no effect on the outcome of the vote on Proposal 2. However, abstentions will be considered present for the purpose of determining the presence of a quorum.
Any proxy may be revoked at any time prior to its exercise by delivery of a properly executed, later-dated proxy card, by authorizing your proxy or voting instructions by telephone or through the Internet at a later date than your previously authorized proxy, by submitting a written revocation of your proxy to MedEquities’ corporate secretary, or by voting in person at the special meeting. Your proxy must be received by telephone or the Internet by 11:59 p.m., New York time, on May 14, 2019 in order for your shares to be voted at the special meeting.
We encourage you to read the accompanying proxy statement/prospectus in its entirety and to submit a proxy or voting instructions so that your shares of MedEquities common stock will be represented and voted even if you do not attend the special meeting. If you have any questions or need assistance in submitting a proxy or your voting instructions, please call MedEquities’ proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834 (stockholders) or (212) 750-5833 (banks and brokers).
By Order of the Board of Directors,
Jeffery C. Walraven
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer
April 8, 2019
Nashville, Tennessee

AVAILABLE ADDITIONAL INFORMATION
This proxy statement/prospectus incorporates by reference important business and financial information about Omega and MedEquities from other documents that are not included in or delivered with this proxy statement/prospectus. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:
Omega Healthcare Investors, Inc. 303 International Circle Suite 200 Hunt Valley, Maryland 21030 Attn: Matthew Gourmand, Senior VP of Investor Relations (410) 427-1714	MedEquities Realty Trust, Inc. 3100 West End Avenue Suite 1000 Nashville, Tennessee 37203 Attn: Investor Relations (615) 760-1104
In order to ensure timely delivery of these documents, you should make your request by May 8, 2019, to receive them before the MedEquities special meeting.
You can also obtain documents incorporated by reference into this document through the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. For a more detailed description of the information incorporated by reference into this proxy statement/prospectus and how you may obtain it, see “Where You Can Find More Information”.

ABOUT THIS PROXY STATEMENT/PROSPECTUS
This proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed with the SEC by Omega (File No. 333-229594), constitutes a prospectus of Omega under Section 5 of the Securities Act of 1933, as amended (which we refer to as the “Securities Act”), with respect to the shares of common stock, par value $0.10 per share, of Omega, to be issued to MedEquities stockholders pursuant to the merger agreement. This document also constitutes a proxy statement of MedEquities under Section 14(a) of the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). It also constitutes a notice of meeting with respect to the special meeting of MedEquities stockholders, at which MedEquities stockholders will be asked to consider and vote upon the merger.
You should rely only on the information contained in or incorporated by reference into this proxy statement/prospectus. Omega and MedEquities have not authorized anyone to provide you with information that is different from that contained in or incorporated by reference into this proxy statement/prospectus. This proxy statement/prospectus is dated April 8, 2019, and you should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than the date hereof or any earlier date provided herein. Further, you should not assume that the information incorporated by reference into this proxy statement/prospectus is accurate as of any date other than the date of the incorporated document or any earlier date provided therein. Neither the mailing of this proxy statement/prospectus to MedEquities stockholders nor the issuance by Omega of shares of its common stock pursuant to the merger agreement will create any implication to the contrary.
This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this proxy statement/prospectus regarding Omega has been provided by Omega and information contained in this proxy statement/prospectus regarding MedEquities has been provided by MedEquities.

i

ii

iii

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING
The following is a set of some questions and answers that you, as a stockholder of MedEquities, may have in connection with the proposed merger between MedEquities and Omega. Omega and MedEquities urge you to read carefully this entire proxy statement/prospectus, including the Annexes and the documents incorporated by reference into this proxy statement/prospectus, because the information in this section does not provide all the information that might be important to you.
Q:
What is the merger?

A:
Omega and MedEquities have entered into the merger agreement, pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the merger agreement, at the merger effective time, MedEquities will merge with and into Omega, with Omega continuing as the surviving company in the merger. Immediately following the merger effective time, Omega will contribute all of the assets of MedEquities, which in substantial part consist of 100% of the issued and outstanding equity interests in MedEquities’ operating partnership, MedEquities Realty Operating Partnership, LP (which we refer to as the “MedEquities OP”), to OHI Healthcare Properties Limited Partnership, an operating partnership that is a subsidiary of Omega (which we refer to as the “Omega OP”). A copy of the merger agreement is attached as Annex A to this proxy statement/prospectus.

Q:
What will holders of MedEquities common stock receive in the merger?

A:
As a result of the merger, each share of MedEquities common stock (other than shares held by Omega, MedEquities or their respective wholly owned subsidiaries, which shares shall automatically be cancelled and retired and will cease to exist with no consideration being delivered in exchange therefor) that is issued and outstanding immediately prior to the merger effective time will be cancelled and retired and automatically converted into the right to receive the following (which we refer to as the “merger consideration”):

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0.235 of a share of Omega common stock (which we refer to as the “exchange ratio”), subject to adjustment under certain limited circumstances, plus the right to receive cash in lieu of any fractional shares of Omega common stock; and

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an amount in cash equal to $2.00, subject to adjustment under certain limited circumstances.

Q:
Will holders of MedEquities common stock receive anything other than the merger consideration in connection with the merger?

A:
MedEquities will declare a special dividend (which we refer to as the “closing dividend”) of  $0.21 per share of MedEquities common stock payable to the holders of MedEquities common stock as of the closing date of the merger. The closing dividend will be payable together with the cash consideration from the merger. The closing dividend will be paid by Omega or, if requested by Omega and subject to certain conditions, including the availability of funds of MedEquities, by MedEquities.

Q:
What happens if the market price of shares of Omega common stock or MedEquities common stock changes before the merger effective time?

A:
No change will be made to the merger consideration if the market price of shares of Omega common stock or MedEquities common stock changes before the merger effective time. Accordingly, the value of the stock portion of the merger consideration to be received by MedEquities stockholders in the merger will depend on the market price of shares of Omega common stock at the merger effective time.

Q:
What will happen to outstanding MedEquities equity compensation awards in the merger?

A:
Each outstanding restricted share of MedEquities common stock, whether vested or unvested, will vest in full (if not already vested) and will be cancelled and retired and automatically converted into the right to receive the merger consideration. Each outstanding MedEquities restricted stock unit will be cancelled and retired and automatically forfeited at the merger effective time and no consideration will be paid with respect thereto. See “The Merger Agreement — Treatment of Restricted Shares and Restricted Stock Units”.

Q:
Why am I receiving this proxy statement/prospectus?

A:
The merger cannot be completed unless, among other conditions, the holders of MedEquities common stock vote to approve the merger on the terms and conditions set forth in the merger agreement (which we refer to as the “merger proposal”). Subject to the terms of the merger agreement, MedEquities will hold a special meeting of its stockholders to obtain approval for the merger proposal.

This proxy statement/prospectus contains important information about the merger being voted on at the MedEquities special meeting, and you should read it carefully. It is a proxy statement because the MedEquities Board is soliciting proxies from MedEquities stockholders. It is a prospectus because Omega will issue shares of Omega common stock in connection with the merger. The enclosed voting materials allow you to submit a proxy to vote your shares without attending the MedEquities special meeting.
Your vote is important. We encourage you to authorize a proxy to vote as soon as possible.
Q:
Why is MedEquities proposing the merger?

A:
After careful consideration and consultation with MedEquities’ executive management team as well as its outside legal and financial advisors, the MedEquities Board has recommended that the MedEquities stockholders approve the merger proposal based upon numerous factors, including the fact that the merger consideration, together with the closing dividend, represented a 53.1% premium based on the closing prices of the MedEquities common stock and Omega common stock on December 31, 2018, the last trading day prior to the announcement of the merger agreement, and the mix of merger consideration between cash and Omega common stock will provide MedEquities stockholders with both immediate cash value and an opportunity to have an ownership stake in the combined company as stockholders, which is expected to provide a number of significant potential strategic opportunities and benefits. See “The Merger — Recommendation of the MedEquities Board and Reasons for the Merger”.

Q:
Will MedEquities continue to pay regular dividends prior to the closing of the merger?

A:
In addition to the closing dividend and pursuant to the terms of the merger agreement, MedEquities will be permitted to declare and pay its regular quarterly dividends in an amount not to exceed $0.21 per share of MedEquities common stock per quarter; however, MedEquities will not pay any dividend with respect to the third quarter of 2018.

Q:
When and where is the MedEquities special meeting?

A:
The MedEquities special meeting is scheduled to be held on May 15, 2019, at 10:00 a.m., local time, at MedEquities’ headquarters located at 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203.

Q:
Who is entitled to vote at the MedEquities special meeting?

A:
Only holders of record of MedEquities common stock (or their duly appointed proxies) at the close of business on March 4, 2019, the record date, are entitled to vote at the MedEquities special meeting and any postponement or adjournment of the MedEquities special meeting.

Q:
How do I vote?

A:
After you have carefully read this proxy statement/prospectus, please respond by completing, signing and dating your proxy card or voting instruction card and returning it in the pre-addressed postage-paid envelope provided or, if available, by authorizing your proxy by one of the other methods specified in your proxy card or voting instruction card as promptly as possible so that your shares of MedEquities common stock will be represented and voted at the MedEquities special meeting.

The Internet and telephone proxy submission procedures are designed to authenticate stockholders and to allow you to confirm that your instructions have been properly recorded. If you authorize a proxy over the Internet or by telephone, then you need not return a written proxy card or voting instruction card by mail.

Please refer to your proxy card or voting instruction card forwarded by your broker, bank or other nominee to see which voting options are available to you.
The method by which you authorize a proxy will in no way limit your right to vote at the MedEquities special meeting if you later decide to attend the MedEquities special meeting and vote in person. Your vote as a MedEquities stockholder is important. Accordingly, please sign and return the enclosed proxy card whether or not you plan to attend the MedEquities special meeting in person.
Q:
Am I being asked to consider and vote upon any other proposals at the MedEquities special meeting in addition to the merger proposal?

A:
Yes. At the MedEquities special meeting, you also will be asked to consider and vote upon the proposal to approve any adjournment of the MedEquities special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the MedEquities special meeting to approve the merger on proposal (which we refer to as the “adjournment proposal”).

Q:
What is the deadline for voting my shares?

A:
The MedEquities special meeting is scheduled to be held on May 15, 2019, at 10:00 a.m., local time, at MedEquities’ headquarters located at 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203. The completed, signed and dated proxy card must be mailed in time to be received before the MedEquities special meeting. The Internet and telephone facilities will close at 11:59 p.m., New York time, on May 14, 2019.

Q:
What happens if I do not vote for a proposal?

A:
There can be no broker non-votes at the MedEquities special meeting, so failure to provide instructions to your broker or other nominee on how to vote will result in your shares not being counted as present at the meeting and thus will also have the same effect as a vote cast “AGAINST” the merger proposal but will have no effect on the adjournment proposal.

Q:
What happens if I sell my shares of MedEquities common stock before the MedEquities special meeting?

A:
The record date is earlier than the expected date of the merger. If you own shares of MedEquities common stock as of the close of business on the record date but transfer your shares of MedEquities common stock prior to the MedEquities special meeting, you will retain your right to vote at the MedEquities special meeting, but the right to receive the merger consideration will pass to the person who holds your shares of MedEquities common stock as of immediately prior to the merger effective time.

Q:
What vote is required for the proposals?

A:
The proposal to approve the merger on the terms and conditions set forth in the merger agreement requires the affirmative vote of holders of shares of MedEquities common stock entitled to cast a majority of all the votes entitled to be cast on the proposal as of the close of business on the record date for the MedEquities special meeting.

The proposal to approve one or more adjournments of the MedEquities special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the approval of the merger proposal requires the affirmative vote of at least a majority of all votes cast on such proposal.
Q:
How does the MedEquities Board recommend that I vote?

A:
The MedEquities Board recommends that you vote “FOR” the merger proposal and “FOR” the adjournment proposal. See “The Merger —  Recommendation of the MedEquities Board and Reasons for the Merger”.

Q:
How many votes do I have?

A:
Holders of MedEquities common stock are entitled to one (1) vote for each share of MedEquities common stock owned as of the close of business on the record date.

Q:
What constitutes a quorum?

A:
MedEquities’ bylaws provide that the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum at a meeting of its stockholders. Shares that are voted and shares abstaining from voting are treated as being present at the MedEquities special meeting for purposes of determining whether a quorum is present. As of close of business on March 4, 2019, the record date for the MedEquities special meeting, there were 31,840,651 shares of MedEquities common stock outstanding and entitled to vote at the MedEquities special meeting. As a result, 15,920,326 shares of MedEquities common stock must be present in person or by proxy in order to constitute a quorum.

Q:
What’s the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares of MedEquities common stock are registered directly in your name with MedEquities’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, to be the stockholder of record. If you are a stockholder of record, then this proxy statement/prospectus and your proxy card have been sent directly to you by MedEquities.

If your shares of MedEquities common stock are held through a bank, broker or other nominee, you are considered the beneficial owner of the shares of MedEquities common stock held in “street name”. In that case, this proxy statement/prospectus has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the MedEquities special meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the MedEquities special meeting unless you request and obtain a valid proxy from your bank, broker or nominee.
Q:
If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
No. If your shares are held in street name, your broker will vote your shares on the merger proposal only if you provide instructions on how to vote. You should contact your broker and ask what directions your broker will need from you. If you do not provide instructions to your broker on how to vote on the merger proposal, your broker will not be able to vote your shares, and this will have the effect of voting “AGAINST” the merger proposal.

Q:
What happens if I do not return a proxy or otherwise do not vote?

A:
If you are a MedEquities stockholder at the close of business on the record date and fail to vote or abstain from voting, it will have the same effect as a vote “AGAINST” the merger proposal.

Q:
How will my proxy be voted?

A:
All shares of MedEquities common stock entitled to vote and represented by properly completed proxies received prior to the MedEquities special meeting, and not revoked, will be voted at the MedEquities special meeting as instructed on the proxies. If you properly complete, sign and return your proxy without indicating how your shares of MedEquities common stock should be voted on a proposal, the shares of MedEquities common stock represented by your proxy will be voted in accordance with the MedEquities Board recommendation, and therefore, “FOR” the merger proposal and “FOR” the adjournment proposal.

Q:
What do I do if I am a MedEquities stockholder and I want to revoke my proxy?

A:
You may revoke your proxy at any time before it is exercised at the MedEquities special meeting by:

•
submitting notice in writing to MedEquities’ Secretary at MedEquities Realty Trust, Inc., 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203, Attn: Secretary, that you are revoking your proxy;

•
delivering a properly executed, later-dated proxy card;

•
authorizing your proxy or voting instructions by telephone or through the Internet at a later date than your previously authorized proxy; or

•
voting in person at the MedEquities special meeting.

Your last vote is the vote that will be counted.
If you have instructed a broker, bank or other nominee to vote your shares of MedEquities common stock, you must follow the directions received from your broker, bank or other nominee if you wish to change your vote.
Q:
What should I do if I receive more than one set of voting materials for the MedEquities special meeting?

A:
You may receive more than one set of voting materials for the MedEquities special meeting, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instructions from your bank, broker or other nominee. For example, if you hold your MedEquities common stock in more than one brokerage account, you will receive separate voting instructions for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please submit each separate proxy or respond to each set of voting instructions that you receive by following the instructions set forth in each separate proxy or set of voting instructions.

Q:
May I vote in person?

A:
Yes. If you are a stockholder of record of MedEquities at the close of business on the record date, you may attend the MedEquities special meeting and vote your shares in person, in lieu of submitting your proxy by Internet, telephone or by completing, signing, dating and returning the enclosed proxy card. Please vote promptly even if you expect to attend the MedEquities special meeting. Submitting a proxy now will not prevent you from being able to vote in person at the MedEquities special meeting.

Q:
What must I bring to attend the MedEquities special meeting in person?

A:
Only MedEquities’ stockholders of record as of the record date, beneficial owners of MedEquities common stock as of the record date, holders of valid proxies for the MedEquities special meeting and invited guests of MedEquities may attend the MedEquities special meeting. All attendees should be prepared to present government-issued photo identification (such as a driver’s license or passport) for admittance. If your shares are held in street name, please bring acceptable proof of ownership, such as a letter from your broker or an account statement showing that you beneficially owned shares of MedEquities common stock on the record date.

Q:
What risks should I consider before I vote on the merger agreement?

A:
You should review “Risk Factors” beginning on page 23, as well as the risk factors that appear in the documents incorporated by reference into this proxy statement/prospectus.

Q:
Do any of MedEquities’ directors or executive officers have interests in the merger that are in addition to or may differ from those of MedEquities stockholders?

A:
MedEquities’ directors and executive officers have interests in the merger that are different from, or in addition to, the interests of other MedEquities stockholders. The members of the MedEquities Board were aware of and considered these interests, among other matters, in evaluating the merger agreement and the merger, and in recommending that MedEquities stockholders vote “FOR” the merger proposal. See “The Merger — Interests of MedEquities Directors and Executive Officers in the Merger”.

Q:
Will my rights as a stockholder of MedEquities change as a result of the merger?

A:
Yes. MedEquities stockholders will have different rights following the closing of the merger due to the differences between the governing documents of Omega and MedEquities. See “Comparison of Rights of Omega Stockholders and MedEquities Stockholders”.

Q:
Where will my shares of Omega common stock be traded?

A:
The shares of Omega common stock currently trade on the New York Stock Exchange (which we refer to as the “NYSE”) under the symbol “OHI”. Omega will apply to have the new shares of Omega common stock issued as consideration in the merger listed on the NYSE prior to the merger effective time, subject to official notice of issuance.

Q:
What are the United States federal income tax consequences of the merger to me?

A:
MedEquities and Omega intend for the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), for United States federal income tax purposes. It is a condition to the completion of the merger that Bryan Cave Leighton Paisner LLP, tax counsel to Omega, and Morrison & Foerster LLP, tax counsel to MedEquities, each render an opinion to its respective client to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming that the merger qualifies as a reorganization within the meaning of Section 368(a) of the Code:

•
a U.S. holder (as defined under “Material U.S. Federal Income Tax Consequences”) of MedEquities common stock generally will recognize gain (but not loss) for U.S. federal income tax purposes in an amount equal to the lesser of  (1) the sum of the amount of cash and the fair market value of the Omega common stock received pursuant to the merger, minus such holder’s adjusted tax basis in its shares of MedEquities common stock surrendered, and (2) the amount of cash received; and

•
a non-U.S. holder (as defined under “Material U.S. Federal Income Tax Consequences”) generally will not be subject to U.S. federal income taxation on any gain recognized from the receipt of the merger consideration, unless (1) the gain is effectively connected with a U.S. trade or business of the non-U.S. holder, (2) the non-U.S. holder is an individual who has been present in the United States for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, or (3) the non-U.S. holder’s MedEquities common stock constitutes a “U.S. real property interest” within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

You should read “Material U.S. Federal Income Tax Consequences” for a more detailed discussion of the material U.S. federal income tax consequences. The tax consequences to you of the merger and the ownership and disposition of Omega common stock received in the merger will depend on your particular facts and circumstances. You should consult your own tax advisor to determine the particular tax consequences (including the applicability and effect of any state, local or non-U.S. income and other tax laws) to you of the merger and the ownership and disposition of Omega common stock received in the merger.
Q:
Are there any conditions to the closing of the merger that must be satisfied for the merger to be completed?

A:
Yes. In addition to the approvals of the stockholders of MedEquities described herein, there are a number of conditions that must be satisfied or waived for the merger to be completed. See “The Merger Agreement — Conditions to Completion of the Merger”.

Q:
When is the merger expected to close?

A:
We are working to close the merger as promptly as practicable and expect it to be completed in the first half of 2019. In addition to obtaining the approval of MedEquities stockholders, the merger is subject to certain other closing conditions, as discussed further in “The Merger Agreement — Conditions to Completion of the Merger”. The closing of the merger will take place no later than the third business day following the date on which the last of the closing conditions of the merger have been satisfied or waived.
Q:
Will fractional shares be issued?

A:
No. If the aggregate number of shares of Omega common stock that you are otherwise entitled to receive as part of the merger consideration includes a fraction of a share of Omega common stock, you will receive cash in an amount equal to and in lieu of the fractional share. See “The Merger Agreement — Exchange of Shares in the Merger”.

Q:
Will Omega stockholders receive any shares or cash in the merger?

A:
No. Omega stockholders will continue to own the same number of shares of Omega common stock that they owned before the merger effective time and will not receive any merger consideration.

Q:
What happens if the merger is not completed?

A:
If the merger proposal is not approved by the holders of a majority of the outstanding shares of MedEquities common stock, or if the merger is not completed for any other reason, holders of MedEquities common stock would not receive any consideration from Omega for their shares of MedEquities common stock. Instead, MedEquities would remain an independent public company, and MedEquities common stock would continue to be registered under the Exchange Act and listed and traded on the NYSE. MedEquities expects that its management will operate MedEquities’ business in a manner similar to that in which it is being operated today and that holders of shares of MedEquities common stock will continue to be subject to the same risks and opportunities to which they are currently subject with respect to their ownership of MedEquities common stock. Under certain circumstances, if the merger is not completed, MedEquities may be required to pay Omega a termination fee. See “The Merger Agreement — Termination Fee and Expense Reimbursement”.

Q:
Am I entitled to exercise appraisal rights instead of receiving the per share merger consideration for my shares of MedEquities common stock?

A:
No. Holders of shares of MedEquities common stock will not be entitled to appraisal rights.

Q:
What do I need to do now?

A:
After you have carefully read this proxy statement/prospectus, please respond by completing, signing and dating your proxy card and returning it in the enclosed pre-addressed postage-paid envelope or, if available, by submitting your proxy by one of the other methods specified in your proxy card or voting instruction card as promptly as possible so that your shares of MedEquities common stock will be represented and voted at the MedEquities special meeting.

Please refer to your proxy card forwarded by your broker or other nominee to see which voting options are available to you.
The method by which you submit a proxy will in no way limit your right to vote at the MedEquities special meeting if you later decide to attend the meeting in person. Your vote as a MedEquities stockholder is important. Accordingly, please sign and return the enclosed proxy card whether or not you plan to attend the MedEquities special meeting in person.
However, if your shares of MedEquities common stock are held in the name of a broker or other nominee, you must obtain a legal proxy, executed in your favor, from your broker or other nominee, to be able to vote in person at the MedEquities special meeting.
Q:
Will a proxy solicitor be used?

A:
Yes. MedEquities has engaged Innisfree M&A Incorporated (which we refer to as “Innisfree”) to assist in the solicitation of proxies for the MedEquities special meeting and MedEquities estimates that it will pay Innisfree a fee of approximately $12,500. MedEquities has also agreed to reimburse Innisfree for reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation and to indemnify Innisfree against certain losses, claims, damages, liabilities and expenses. In addition to mailing proxy solicitation material, MedEquities’ directors, officers and employees may also solicit proxies in person, by telephone or by any other electronic means of communication deemed appropriate. No additional compensation will be paid to MedEquities’ directors, officers or employees for such services.
Q:
Who should I contact if I have other questions about the merger agreement or the merger?

A:
If you have more questions about the merger agreement or the merger, you should contact MedEquities’ proxy solicitation agent, Innisfree, by calling toll-free at (888) 750-5834 (stockholders) or (212) 750-5833 (banks and brokers). If your broker holds your shares, you should also call your broker for additional information.

SUMMARY
This summary highlights information contained elsewhere in this proxy statement/prospectus and may not contain all of the information that is important to you with respect to the merger and the related matters being considered at the MedEquities special meeting. We urge you to read carefully this proxy statement/prospectus, including the attached Annexes and the other documents to which this proxy statement/prospectus refers you for a more complete understanding of the matters being considered at the MedEquities special meeting. In addition, this proxy statement/prospectus incorporates by reference important business and financial information about Omega and MedEquities. You may obtain the information incorporated by reference into this proxy statement/prospectus without charge by following the instructions under “Where You Can Find More Information”.
Information about the Companies
MedEquities Realty Trust, Inc. (page 31)
MedEquities is a self-managed and self-administered real estate investment trust that invests in a mix of healthcare properties and healthcare-related real estate debt investments within the acute, post-acute and behavioral sectors of healthcare services.
MedEquities conducts its business through an umbrella partnership real estate investment trust, or UPREIT structure, consisting of the MedEquities OP and its subsidiaries. MedEquities is the sole member of MedEquities OP GP, LLC (which we refer to as the “MedEquities GP”), the general partner of the MedEquities OP. All of MedEquities’ assets are held by, and its operations are conducted through, the MedEquities OP. As of December 31, 2018, MedEquities owned all of the outstanding units of limited partnership interest of the MedEquities OP.
MedEquities was incorporated in the State of Maryland on April 23, 2014. MedEquities’ principal executive offices are located at 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203, and its telephone number is (615) 627-4710.
MedEquities’ common stock is listed on the NYSE under the symbol “MRT”.
Additional information about MedEquities and its subsidiaries is included in documents incorporated by reference into this proxy statement/prospectus. See “Where You Can Find More Information”.
Omega Healthcare Investors, Inc. (page 31)
Omega is a self-administered real estate investment trust, investing in income producing healthcare facilities, principally long-term care facilities located in the United States and the United Kingdom. Omega provides lease or mortgage financing to qualified operators of skilled nursing facilities, assisted living facilities, independent living facilities and rehabilitation and acute care facilities.
Omega was incorporated in the State of Maryland on March 31, 1992. Omega’s principal executive offices are located at 303 International Circle, Suite 200, Hunt Valley, Maryland 21030, and its telephone number is (410) 427-1700.
Omega is structured as an umbrella partnership real estate investment trust or UPREIT. Accordingly, substantially all of Omega’s assets are held by the Omega OP. Omega is the sole general partner of the Omega OP and has exclusive control over the Omega OP’s day-to-day management. As of December 31, 2018, Omega owned approximately 96% of the issued and outstanding units of partnership interest of the Omega OP, and investors owned approximately 4% of the units.
Omega’s common stock is listed on the NYSE under the symbol “OHI”.
Additional information about Omega and its subsidiaries is included in documents incorporated by reference into this proxy statement/prospectus. See “Where You Can Find More Information”.
Recent Developments
Litigation (page 32)
On February 21, 2019, a purported stockholder of MedEquities filed a lawsuit against MedEquities, the MedEquities Board and Omega in the United States District Court for the District of Maryland,

entitled Brekka v. MedEquities Realty Trust, Inc., et al., Case 1:19-cv-00535-JKB. The complaint alleges, among other things, that MedEquities, the MedEquities Board and Omega violated Section 14(a) of the Exchange Act by making materially incomplete and misleading statements in, and/or omitting certain information that is material to stockholders from, the Registration Statement on Form S-4, as filed with the SEC on February 11, 2019 (the “Form S-4”), relating to the merger. The complaint seeks, among other things, an injunction preventing the consummation of the merger and, in the event the merger is consummated, rescission of the merger or damages, plus attorneys’ fees and costs.
On February 22, 2019, another purported stockholder of MedEquities filed a derivative and class action lawsuit against MedEquities, the MedEquities Board and Omega in the Circuit Court for Baltimore City, Maryland, entitled Scarantino v. McRoberts et al., Case No. 24-c-19-001027. The complaint alleges, among other things, breaches of fiduciary duties by the MedEquities Board in connection with its approval of the merger and the omission from the Form S-4 of certain information that is material to stockholders. The complaint seeks, among other things, an injunction preventing the consummation of the merger and, in the event the merger is consummated, rescission of the merger or damages, plus attorneys’ fees and costs.
On March 17, 2019, a purported stockholder of MedEquities filed a class action lawsuit against MedEquities and the MedEquities Board in the United States District Court for the Middle District of Tennessee, entitled Bushansky v. MedEquities Realty Trust, Inc., et al., Case 3:19-cv-00231. The complaint alleges, among other things, that MedEquities and the MedEquities Board violated Section 14(a) of the Exchange Act by making materially incomplete and misleading statements in, and/or omitting certain information that is material to stockholders from, the Form S-4. The complaint seeks, among other things, an injunction preventing the consummation of the merger and, in the event the merger is consummated, rescission of the merger or damages, plus attorneys’ fees and costs.
On March 29, 2019, a purported stockholder of MedEquities filed a class action lawsuit against MedEquities and the MedEquities Board in the Circuit Court for Baltimore County, Maryland, entitled Russell v. MedEquities Realty Trust, Inc., et al., Case No. C-03-CV-19-000721. The complaint alleges, among other things, that MedEquities and the MedEquities Board breached their fiduciary duties by: (i) failing to fulfill their fiduciary oversight function; (ii) authorizing the filing of a materially incomplete and misleading proxy statement/prospectus; and (iii) authorizing in the company’s Amended and Restated Bylaws the enactment of an exclusive venue designation whereby the Circuit Court for Baltimore City, Maryland is the sole and exclusive forum for certain litigation against the company, or if that court does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division (the “Exclusive Venue Bylaw”). The complaint seeks, among other things, an injunction preventing the special meeting of MedEquities stockholders to vote on the transaction and, in the event the transaction is implemented, rescission of the transaction or damages, a declaration that the Exclusive Venue Bylaw is invalid, an injunction preventing the enforcement of the Exclusive Venue Bylaw, and attorneys’ fees and costs.
MedEquities and Omega believe that the claims asserted in the above referenced lawsuits are without merit and intend to vigorously defend against these claims.
On March 25, 2019, the United States District Court for the Southern District of New York entered an order dismissing with prejudice all claims against Omega and its directors and officers in the securities class action previously reported in Item 3 of Omega’s Annual Report on Form 10-K for the year ended December 31, 2018 (Case No. 1:17-cv-09024-NRB).
MRT Conditional Dividend (page 32)
On February 27, 2019, MedEquities announced that the MedEquities Board declared a conditional cash dividend of  $0.21 per share, payable to holders of MedEquities common stock as of the record date March 11, 2019. Payment of the conditional dividend is conditioned upon the MedEquities stockholders’ approval of the merger. If the merger is approved by the MedEquities stockholders, the conditional dividend will be paid as soon as practicable following the certification of the results of the MedEquities special meeting, and MedEquities will announce publicly the date the conditional dividend will be paid. Due to the contingent nature of the conditional dividend, MedEquities common stock began trading with “due bills,” representing an assignment of the right to receive the conditional dividend, beginning on

March 8, 2019 (one business day prior to the March 11 record date for the conditional dividend) through the date the conditional dividend is paid.
The conditional dividend is in addition to, and separate from, the closing dividend, which will be payable together with the cash consideration in the merger.
Risk Factors (page 23)
Before voting at the MedEquities special meeting, you should carefully consider all of the information contained in or incorporated by reference into this proxy statement/prospectus, as well as the specific risk factors described under the heading “Risk Factors,” including the risks that:
•
the merger consideration to be received by the MedEquities stockholders in the merger is fixed and will not be adjusted in the event of any change in the stock prices of either Omega common stock or MedEquities common stock;

•
the consummation of the merger is subject to a number of conditions which, if not satisfied or waived, would adversely impact the parties’ ability to complete the merger;

•
failure to complete the merger could adversely affect the stock price and future business and financial results of MedEquities;

•
Omega may be unable to timely and successfully integrate the MedEquities business or realize the anticipated synergies and related benefits of the merger;

•
following the merger, Omega may not continue to pay dividends at or above the rate currently paid by Omega or MedEquities;

•
Omega may incur adverse tax consequences if Omega or MedEquities has failed or fails to qualify as a real estate investment trust (which we refer to as a “REIT”) for U.S. federal income tax purposes; and

•
the merger may fail to qualify as a reorganization for federal tax purposes, resulting in MedEquities stockholders recognizing taxable gain or loss in respect of shares of MedEquities common stock.

The Merger
The Merger Agreement (page 68)
Omega, the Omega OP, MedEquities, the MedEquities GP and the MedEquities OP have entered into the merger agreement attached as Annex A to this proxy statement/prospectus. On March 26, 2019, Omega and MedEquities entered into the First Amendment to Agreement and Plan of Merger, which provides that the closing dividend shall be payable to holders of MedEquities common stock as of the closing date of the merger rather than as of the trading day immediately prior to the closing date of the merger. Unless the context otherwise requires, all references herein to the merger agreement refer to the merger agreement as modified by the First Amendment to Agreement and Plan of Merger, which amendment is included in Annex A to this proxy statement/prospectus. The Omega board of directors (which we refer to as the “Omega Board”) and the MedEquities Board have both unanimously approved the merger pursuant to the terms of the merger agreement. You are encouraged to read the entire merger agreement carefully because it is the principal legal document governing the merger.
Structure of the Merger (page 68)
Pursuant to the merger agreement, at the merger effective time, MedEquities will merge with and into Omega with Omega continuing as the surviving company. Immediately following the merger effective time, Omega will contribute all of the assets of MedEquities, which in substantial part consist of 100% of the issued and outstanding equity interests in the MedEquities OP, to the Omega OP.

Merger Consideration (page 69)
Pursuant to the terms and subject to the satisfaction or waiver of the conditions set forth in the merger agreement, at the merger effective time, each share of MedEquities common stock (other than shares held by Omega, MedEquities or their respective wholly owned subsidiaries, which shares shall automatically be cancelled and retired and will cease to exist with no consideration being delivered in exchange therefor) that is issued and outstanding immediately prior to the merger effective time will be cancelled and retired and automatically converted into the right to receive:
•
0.235 of a share of Omega common stock, subject to adjustment under certain limited circumstances, plus the right to receive cash in lieu of any fractional shares of Omega common stock; and

•
an amount in cash equal to $2.00, subject to adjustment under certain limited circumstances as described below.

MedEquities Closing Dividend (page 69)
MedEquities will declare a special dividend of  $0.21 per share of MedEquities common stock payable to holders of MedEquities common stock as of the closing date of the merger. This closing dividend will be payable together with the cash portion of the merger consideration.
Treatment of MedEquities’ Restricted Stock Units and Restricted Shares (page 69)
Restricted Stock:   Each outstanding restricted share of MedEquities common stock, whether vested or unvested, that is issued and outstanding immediately prior to the merger effective time will vest in full (if not already vested) and be cancelled and retired and automatically converted into the right to receive the merger consideration, including any fractional share consideration due with respect thereto, any dividend or distributions payable pursuant to the terms of the merger agreement with respect to any dividends or distributions by Omega after the merger effective time and prior to the receipt of the merger consideration by any holder, and the closing dividend.
Restricted Stock Units:   Each outstanding MedEquities restricted stock unit will be cancelled and retired and automatically forfeited at the merger effective time and no consideration will be paid with respect thereto. Under the terms of the restricted stock unit awards, the merger is an unfavorable change of control and therefore no consideration is due.
Recommendations of MedEquities’ Board of Directors (page 51)
After careful consideration, the MedEquities Board unanimously approved the merger, the merger agreement and the other transactions contemplated by the merger agreement, and declared the merger and the other transactions contemplated by the merger agreement advisable and in the best interests of MedEquities and its stockholders. Accordingly, the MedEquities Board recommends that MedEquities stockholders vote “FOR” the approval of the merger. In addition, the MedEquities Board recommends that MedEquities stockholders vote “FOR” the approval of any adjournment of the MedEquities special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the MedEquities special meeting to approve the merger.
Opinion of MedEquities’ Financial Advisor (page 54)
In connection with the proposed merger, MedEquities’ financial advisor, Citigroup Global Markets Inc. (which we refer to as “Citi”), rendered an oral opinion to the MedEquities Board at its January 1, 2019 meeting as to the fairness, from a financial point of view, to the holders (other than Omega and its affiliates) of the common stock of MedEquities and as of the date of the opinion, of the merger consideration (as defined in the opinion and including the closing dividend) to be paid to the holders of MedEquities common stock pursuant to the merger agreement, which was confirmed by delivery of a written opinion dated January 1, 2019. The full text of Citi’s written opinion, which describes, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Annex B to this proxy statement/prospectus and is incorporated by reference herein in its entirety. The description of Citi’s opinion set forth in this proxy statement/prospectus is qualified in its entirety by reference to the full text of Citi’s opinion. Citi’s opinion was provided for the information of the MedEquities Board (in its capacity as such) in connection with its evaluation of the merger and was limited to the fairness, from a financial point of view, as of the date of the opinion, of the merger consideration (as defined in the opinion and including the closing dividend) to be paid to the holders (other than Omega and its affiliates) of outstanding MedEquities common stock and did not address any other terms, aspects or implications of the merger. Citi expressed no view as to, and its opinion did not address, the underlying business decision of MedEquities to effect or enter into the proposed merger, the relative merits of the merger as compared to any alternative business strategies that might exist for MedEquities or the effect of any other transaction in which MedEquities might engage or consider. Citi’s opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matters relating to the proposed merger or any other matter.
Interests of Certain Directors and Executive Officers of MedEquities in the Merger (page 63)
The interests of MedEquities’ directors and executive officers in the merger that are different from, or in addition to, those of other MedEquities stockholders are described below. The MedEquities Board was aware of and considered those interests, among other matters, in reaching its decision to approve the merger, and to recommend the approval of the merger agreement to MedEquities stockholders. These interests include, among others:
•
severance payments under their employment agreements if their employment is terminated in a qualifying termination following the closing of the merger;

•
lump sum payments under retention agreements upon closing of the merger;

•
the unvested restricted shares of MedEquities common stock held by MedEquities’ directors and executive officers will vest upon closing of the merger; and

•
rights to ongoing indemnification and insurance coverage by Omega as the surviving company for acts or omissions occurring prior to the merger.

Conditions to Completion of the Merger (page 83)
The respective obligations of Omega and MedEquities to consummate the merger are subject to the satisfaction or waiver, at or before the merger effective time, of a number of conditions, including:
•
the receipt by MedEquities of the affirmative vote of the holders of a majority of the outstanding shares of MedEquities common stock to approve the merger proposal;

•
the absence of any law that prohibits, restrains, enjoins or makes illegal the consummation of the merger;

•
the absence of any order by any court of competent jurisdiction that prevents, restrains or enjoins the consummation of the merger or the other transactions contemplated by the merger agreement;

•
the SEC having declared effective the registration statement of which this proxy statement/prospectus forms a part, and the registration statement not being the subject of any stop order or proceedings by the SEC seeking a stop order that has not be withdrawn;

•
the approval for listing on the NYSE, subject only to official notice of issuance, of the shares of Omega common stock to be issued in the merger;

•
the continued accuracy of the party’s representations and warranties contained in the merger agreement, subject to certain specified materiality standards;

•
compliance with covenants contained in the merger agreement;

•
the absence of any material adverse effect as further described in “The Merger Agreement — Definition of  ‘Material Adverse Effect’” and “The Merger Agreement — Conditions to Completion of the Merger;”

•
the receipt by Omega of an opinion from Omega’s legal counsel and the receipt by MedEquities of an opinion from MedEquities’ legal counsel, that each of Omega and MedEquities, respectively, has maintained its status as a REIT under the Code since its inception;

•
the receipt by Omega of an opinion from Omega’s legal counsel and the receipt by MedEquities of an opinion from MedEquities’ legal counsel, that the merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code; and

•
the receipt of certain consents identified in the merger agreement.

We cannot be certain when, or if, the conditions to the merger will be satisfied or waived, or that the merger will be completed on the terms and conditions as provided in the merger agreement or at all.
No Solicitation; Window Shop (page 78)
MedEquities and the MedEquities OP have agreed, from the date of the merger agreement until the earlier of the merger effective time or the termination of the merger agreement, that they will not and will cause their subsidiaries and their respective directors, officers, employees and representatives to cease discussions, solicitations or negotiations with alternative transactions. However, in the event that during the 30 days following January 2, 2019, MedEquities or any of its subsidiaries received a bona fide written acquisition proposal (as defined in “The Merger Agreement — No Solicitation; Window Shop”), subject to specified conditions and requirements set forth in further detail below and in the merger agreement, MedEquities could have provided nonpublic information to the proposing party and engage in discussions or negotiations. This 30-day period has expired without receipt of any such bona fide written acquisition proposal.
In addition, if prior to receipt of the required MedEquities stockholder approval, MedEquities receives a bona fide written acquisition proposal, the acquisition proposal is not a violation of the merger agreement non-solicitation restrictions and the MedEquities Board determines in good faith, after consultation with legal and financial advisors that the acquisition proposal constitutes or could reasonably be expected to lead to a superior proposal (as defined in “The Merger Agreement — No Solicitation; Window Shop”), MedEquities may furnish non-public information to the proposing party and engage in discussions or negotiations with respect to such acquisition proposal.
Termination of the Merger Agreement (page 85)
The merger agreement may be terminated prior to the merger effective time, whether before or after (except where noted below) the required approval of the MedEquities stockholders is obtained:
•
by mutual written consent of Omega and MedEquities;

•
by either Omega or MedEquities, if there is a breach of the representations or covenants of the other party that would result in the failure of the related closing condition to be satisfied, subject to a cure period;

•
by Omega or MedEquities if the merger is not consummated by 11:59 p.m., New York time on June 30, 2019;

•
by Omega or MedEquities if any governmental authority restrains, enjoins or otherwise prohibits the consummation of the merger;

•
by Omega or MedEquities if the required approval of the MedEquities stockholders is not obtained;

•
by Omega, prior to receipt of the MedEquities stockholder approval, if MedEquities fails to include the MedEquities Board’s recommendation in this proxy statement/prospectus when mailing to the MedEquities stockholders;

•
by Omega, prior to receipt of the MedEquities stockholder approval, if the MedEquities Board changes its recommendation regarding the approval of the merger;

•
by Omega, prior to receipt of the MedEquities stockholder approval, if a tender or exchange offer relating to MedEquities’ common stock is commenced and MedEquities does not announce, within ten business days, an adverse recommendation with respect to such tender or exchange offer; and

•
by MedEquities, prior to receipt of the MedEquities stockholder approval, if the MedEquities Board authorizes MedEquities to enter into a definitive agreement with respect to a superior proposal, subject to compliance with specified terms of the merger agreement, including payment of a termination fee described below.

Expenses and Termination Fee (page 85)
Generally, all fees and expenses incurred in connection with the merger and the transactions contemplated by the merger agreement will be paid by the party incurring those expenses. See “The Merger Agreement — Termination Fee and Expense Reimbursement”.
The merger agreement provides that, upon termination of the merger agreement under specified circumstances, MedEquities may be required to pay Omega a termination fee of  $12,250,989, unless a termination related to the failure of MedEquities to obtain the required approval of the MedEquities stockholders or a superior proposal has occurred prior to the end of the initial termination period (as such term is defined in the merger agreement), in such case MedEquities may be required to pay Omega a termination fee of  $6,533,861 plus transaction expenses subject to a cap of  $1,500,000. This 30-day period has expired as of the date of this proxy statement/prospectus, and consequently the lower termination payment is no longer applicable. See “The Merger Agreement — Termination Fee and Expense Reimbursement”.
Material U.S. Federal Income Tax Consequences (page 88)
MedEquities and Omega intend for the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. It is a condition to the completion of the merger that Bryan Cave Leighton Paisner LLP, tax counsel to Omega, and Morrison & Foerster LLP, tax counsel to MedEquities, each render an opinion to its respective client to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming that the merger qualifies as a reorganization within the meaning of Section 368(a) of the Code:
•
a U.S. holder (as defined under “Material U.S. Federal Income Tax Consequences”) generally will recognize gain (but not loss) for U.S. federal income tax purposes in an amount equal to the lesser of  (1) the sum of the amount of cash and the fair market value of the Omega common stock received pursuant to the merger, minus such holder’s adjusted tax basis in its shares of MedEquities common stock surrendered, and (2) the amount of cash received; and

•
a non-U.S. holder (as defined under “Material U.S. Federal Income Tax Consequences”) generally will not be subject to U.S. federal income taxation on any gain recognized from the receipt of the merger consideration, unless (1) the gain is effectively connected with a U.S. trade or business of the non-U.S. holder, (2) the non-U.S. holder is an individual who has been present in the United States for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, or (3) the non-U.S. holder’s MedEquities common stock constitutes a “U.S. real property interest” within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

You should read “Material U.S. Federal Income Tax Consequences” for a more detailed discussion of the material U.S. federal income tax consequences. The tax consequences to you of the merger and the ownership and disposition of Omega common stock received in the merger will depend on your particular facts and circumstances. You should consult your own tax advisor to determine the particular tax consequences (including the applicability and effect of any state, local or non-U.S. income and other tax laws) to you of the merger and the ownership and disposition of Omega common stock received in the merger.

The MedEquities Special Meeting (page 34)
MedEquities has agreed to hold a special meeting for the purpose of voting upon the merger approval and other related matters. The MedEquities Board has agreed to recommend that the MedEquities stockholders approve the merger and to use its reasonable best efforts to solicit the approval of the merger at the MedEquities special meeting. The MedEquities special meeting is scheduled to be held on May 15,2019, at 10:00 a.m., local time, at MedEquities’ headquarters located at 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203.
At the MedEquities special meeting, the MedEquities stockholders will be asked to consider and vote upon the following matters:
1.
a proposal to approve the merger on the terms and conditions set forth in the merger agreement;

2.
a proposal to approve one or more adjournments of the MedEquities special meeting to another date, time or place, if necessary, to solicit additional proxies in favor of the proposal to approve the merger.

Regulatory Approvals for the Merger (page 66)
Omega and MedEquities are not aware of any material federal or state regulatory requirements or regulatory approvals that must be obtained in connection with the merger or the other transactions contemplated by the merger agreement.

SELECTED HISTORICAL FINANCIAL DATA
Selected Historical Information of Omega
The following selected historical financial information of Omega for each of the years during the three year period ended December 31, 2018 and the selected balance sheet data as of December 31, 2017 and 2016 has been derived from Omega’s audited consolidated financial statements contained in its Annual Report on Form 10-K for the year ending December 31, 2018, which is incorporated by reference into this proxy statement/prospectus. The selected historical financial information of Omega for each of the years ended December 31, 2015 and 2014 and the selected balance sheet data as of December 31, 2016, 2015 and 2014 have been derived from Omega’s audited consolidated financial statements, which are not incorporated by reference into this proxy statement/prospectus.
You should read this selected historical financial information together with the financial statements and accompanying notes and management’s discussion and analysis of operations and financial condition of Omega filed with the SEC and incorporated by reference into this proxy statement/prospectus. See “Where You Can Find More Information”.
	Omega Healthcare Investors, Inc.
	Year Ended December 31,
	2018	2017(1)	2016	2015(2)	2014
	(in thousands)
Operating data:
Revenues	$881,682	$908,385	$900,827	$743,617	$504,787
Income from continuing operations	$296,513	$105,921	$384,333	$234,526	$221,349
Net income	$293,884	$104,910	$383,367	$233,315	$221,349
Net income available to common stockholders	$281,578	$100,419	$366,415	$224,524	$221,349
Dividends per common share(3)	$2.64	$2.54	$2.36	$2.18	$2.02
Other financial data:
Depreciation and amortization	$281,279	$287,591	$267,062	$210,703	$123,257
Funds from operations(4)	$587,382	$444,289	$660,054	$455,346	$345,403
	December 31,
	2018	2017(1)	2016	2015(2)	2014
	(in thousands)
Consolidated balance sheet data:
Gross investments(5)	$9,126,190	$9,091,714	$9,166,129	$8,107,352	$4,472,840
Total assets	$8,590,877	$8,773,305	$8,949,260	$7,989,936	$3,896,674
Revolving line of credit	$313,000	$290,000	$190,000	$230,000	$85,000
Term loans, net	$898,726	$904,670	$1,094,343	$745,693	$198,721
Other long-term borrowings, net	$3,328,896	$3,377,488	$3,082,511	$2,564,320	$2,069,811
Total debt, net(6)	$4,540,622	$4,572,158	$4,366,854	$3,540,013	$2,353,532
Total equity	$3,764,484	$3,888,258	$4,211,986	$4,100,865	$1,401,327

(1)
2017 results reflect the impact of an aggregate of  $297 million of impairment losses on real estate properties and direct financing leases.

(2)
Effective April 1, 2015, Omega acquired Aviv REIT, Inc.

(3)
Dividends declared and paid during such period.

(4)
Omega considers funds from operations (which Omega refers to as “NAREIT FFO”), to be a key measure of a REIT’s performance which should be considered along with, but not as an alternative to, net income and cash flow as a measure of operating performance and liquidity. See the table and the related footnotes below for reconciliation of net income to NAREIT FFO. Omega calculates and reports NAREIT FFO in accordance with the definition of Funds from Operations and interpretive guidelines issued by the National Association of Real Estate Investment Trusts (which we refer to as “Nareit”), and consequently, NAREIT FFO is defined as net income (computed in accordance with generally accepted accounting principles (which we refer to as “GAAP”)), adjusted for the effects of asset dispositions and certain non-cash items, primarily depreciation and amortization and impairments on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.
(5)
Omega defines gross investments as total investments before accumulated depreciation.

(6)
Total debt includes long-term debt and current maturities of long-term debt.

The following table is a reconciliation of net income to NAREIT FFO.
	Year Ended December 31,
	2018	2017(1)	2016	2015(2)	2014
	(in thousands)
Net income	$293,884	$104,910	$383,367	$233,315	$221,349
(Deduct gain) add back loss from real estate dispositions	$(24,774)	$(53,912)	$(50,208)	$(6,353)	$(2,863)
(Deduct gain) add back loss from real estate dispositions – unconsolidated joint venture	$670	—	—	—	—
Sub-total	$269,780	$50,998	$333,159	$226,962	$218,486
Elimination of non-cash items included in net income:
Depreciation and amortization	$281,279	$287,591	$267,062	$210,703	$123,257
Depreciation – unconsolidated joint venture	$5,876	$6,630	$1,107	—	—
Add back impairments on real estate properties	$29,839	$99,070	$58,726	$17,681	$3,660
Add back impairments on real estate properties – unconsolidated joint venture	$608	—	—	—	—
Funds from operations	$587,382	$444,289	$660,054	$455,346	$345,403

(1)
2017 results reflect the impact of an aggregate of  $297 million of impairment losses on real estate properties and direct financing leases.

(2)
Effective April 1, 2015, Omega acquired Aviv REIT, Inc.

Selected Historical Information of MedEquities
The following selected historical financial information of MedEquities for each of the years during the three year period ended December 31, 2018 and the selected balance sheet data as of December 31, 2018 and 2017 has been derived from MedEquities’ audited consolidated financial statements contained in its Annual Report on Form 10-K for the year ending December 31, 2018, which is incorporated by reference into this proxy statement/prospectus. The selected historical financial information of MedEquities for each of the years ended December 31, 2015 and 2014 and the selected balance sheet data as of December 31, 2016, 2015 and 2014 have been derived from MedEquities’ audited consolidated financial statements, which are not incorporated by reference into this proxy statement/prospectus.
You should read this selected historical financial information together with the financial statements and accompanying notes and management’s discussion and analysis of operations and financial condition of MedEquities filed with the SEC and incorporated by reference into this proxy statement/prospectus. See “Where You Can Find More Information”.

	MedEquities Realty Trust, Inc.
	Year Ended December 31,
	2018	2017	2016	2015	2014(1)
	(in thousands)
Operating data:
Revenues	$57,260	$61,105	$49,296	$44,438	$5,447
Operating income	$21,982	$31,844	$22,004	$23,881	$323
Net income	$9,506	$24,152	$11,316	$16,730	$23
Net income (loss) attributable to common stockholders	$5,663	$20,422	$(2,710)	$4,866	$23
Dividends per common share	$0.63	$0.84	$0.63	$0.85	$0.20
Other financial data:
Depreciation and amortization	$17,202	$15,504	$14,323	$9,969	$1,273
Funds from operations attributable to common stockholders(2)	$22,534	$35,599	$11,413	$14,179	$1,291
	December 31,
	2018	2017	2016	2015	2014
	(in thousands)
Consolidated balance sheet data:
Total assets	$632,789	$581,603	$519,753	$543,667	$211,033
Accounts payable and accrued liabilities	$5,691	$6,605	$15,244	$21,102	$10,204
Deferred revenue	$1,601	$2,722	$2,251	$3,920	$952
Debt, net	$278,137	$215,523	$144,000	$247,400	$50,000
Total liabilities	$285,429	$224,850	$161,495	$272,422	$61,156
Total equity	$347,360	$356,753	$358,258	$271,245	$149,877

(1)
Represents the period from April 23, 2014 (inception) to December 31, 2014.

(2)
MedEquities computes funds from operations (which MedEquities refers to as “FFO”) in accordance with Nareit’s definition described above. FFO is a non-GAAP measure used by many investors and analysts that follow the real estate industry. MedEquities believes that the presentation of FFO provides useful information to investors regarding MedEquities’ operating performance by excluding the effect of real-estate related depreciation and amortization, gains or losses from sales for real estate, including impairments, extraordinary items and the portion of items related to unconsolidated entities, all of which are based on historical cost accounting, and that FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. MedEquities’ calculation of FFO may not be comparable to measures calculated by other companies that do not use the Nareit definition of FFO. FFO should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of MedEquities’ financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of MedEquities’ liquidity.

The following table is a reconciliation of net income attributable to common stockholders to FFO attributable to common stockholders.
	Year ended December 31,
	2018	2017	2016	2015	2014(1)
	(in thousands)
Net income (loss) attributable to common stockholders	$5,663	$20,422	$(2,710)	$4,866	$23
Real estate depreciation and amortization, net of noncontrolling interest	$16,871	$15,177	$14,123	$9,313	$1,268
Funds from operations attributable to common stockholders	$22,534	$35,599	$11,413	$14,179	$1,291

(1)
Represents the period from April 23, 2014 (inception) to December 31, 2014.

COMPARISON OF MEDEQUITIES AND OMEGA MARKET PRICES
AND IMPLIED VALUE OF MERGER CONSIDERATION
The following table sets forth the closing sale price per share of Omega common stock and MedEquities common stock as reported on the NYSE as of December 31, 2018, the last trading day prior to the public announcement of the merger, and on April 4, 2019, the last practicable trading day before the date of this proxy statement/prospectus. The table also shows the estimated implied value of the per share consideration proposed for each share of MedEquities common stock as of the same two dates. This implied value was calculated by multiplying the closing price of a share of Omega common stock on the relevant date by the exchange ratio of 0.235 shares of Omega common stock for each share of MedEquities common stock, and then adding the $2.00 per share cash consideration of MedEquities common stock. The implied per share value of the merger consideration set forth below does not include the contemplated closing dividend of  $0.21 per share of MedEquities common stock.
	Omega Common Stock	MedEquities Common Stock	Implied Per Share Value of Merger Consideration
December 31, 2018	$35.15	$6.84	$10.26
April 4, 2019	$37.35	$10.94	$10.78
The market prices of Omega common stock and MedEquities common stock have fluctuated since the date of the announcement of the merger agreement and will continue to fluctuate prior to the completion of the merger. No assurance can be given concerning the market prices of Omega common stock or MedEquities common stock before completion of the merger or of the common stock of the combined company after completion of the merger. Because the merger consideration is fixed and will not be adjusted for changes in the market prices of either Omega common stock or MedEquities common stock, the market price of Omega common stock (and, therefore, the value of the merger consideration) when received by MedEquities stockholders after the merger is completed could be greater than, less than or the same as shown in the table above. Accordingly, these comparisons may not provide meaningful information to stockholders in determining how to vote with respect to the proposals described in this proxy statement/prospectus. We urge you to obtain current market quotations for Omega common stock and MedEquities common stock and to review carefully the other information contained in this proxy statement/prospectus or incorporated by reference into this proxy statement/prospectus. See the section entitled “Where You Can Find More Information”.

COMPARATIVE STOCK PRICES AND DIVIDENDS
Shares of Omega common stock are listed for trading on the NYSE under the symbol “OHI”. Shares of MedEquities common stock are listed for trading on the NYSE under “MRT”. The following tables set forth the high and low sales price of Omega common stock and MedEquities common stock as reported by the NYSE, and the quarterly cash dividend declared per share, for the calendar quarters indicated.
Omega
	High	Low	Dividend Declared
2017
First Quarter	$33.17	$30.55	$0.62
Second Quarter	$35.14	$30.46	$0.63
Third Quarter	$33.85	$29.98	$0.64
Fourth Quarter	$32.32	$26.43	$0.65
2018
First Quarter	$27.92	$24.90	$0.66
Second Quarter	$32.00	$25.14	$0.66
Third Quarter	$33.51	$28.65	$0.66
Fourth Quarter	$38.34	$31.69	$0.66
2019
First Quarter	$40.30	$33.39	$0.66
April 1, 2019 to April 4, 2019	$38.20	$37.12	—
MedEquities
	High	Low	Dividend Declared
2017
First Quarter	$11.61	$10.75	$0.21
Second Quarter	$12.76	$11.30	$0.21
Third Quarter	$12.79	$11.37	$0.21
Fourth Quarter	$11.94	$10.37	$0.21
2018
First Quarter	$11.32	$9.67	$0.21
Second Quarter	$11.02	$9.75	$0.21
Third Quarter	$11.79	$9.62	$0.21
Fourth Quarter	$9.68	$6.46	—
2019
First Quarter	$11.65	$9.75	$0.21(1)
April 1, 2019 to April 4, 2019	$11.15	$10.88	—

(1)
On February 27, 2019, MedEquities announced that the MedEquities Board declared a conditional cash dividend of  $0.21 per share, payable to holders of MedEquities common stock as of the record date March 11, 2019. Payment of the conditional dividend is conditioned upon the MedEquities stockholders’ approval of the merger. See “Information About the Companies — Recent Developments — MedEquities Conditional Dividend.”

COMPARATIVE PER SHARE INFORMATION
The following table sets forth, as of and for the year ended December 31, 2018, selected per share information for Omega common stock on a historical and pro forma combined basis and for MedEquities on a historical and pro forma equivalent basis. You should read the table below together with the consolidated financial statements and related notes of Omega and MedEquities contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2018, all of which are incorporated by reference into this proxy statement/prospectus. For more information, see “Where You Can Find More Information.”
The unaudited pro forma book value per share data give effect to the merger as if it had occurred on December 31, 2018. The unaudited pro forma earnings and dividends per share data gives effect to the merger as if it had become effective at January 1, 2018. The MedEquities pro forma equivalent per common share amounts were calculated by multiplying the Omega pro forma combined per share amounts by the exchange ratio. You should not rely on the pro forma amounts as being indicative of the financial position or results of operations of Omega that actually would have occurred had the merger been completed as of the date indicated above, nor are they necessarily indicative of the future operating results or financial position of Omega. The pro forma amounts, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, do not reflect the benefits of expected cost savings or other impacts of the merger.
	Omega		MedEquities
	Historical	Pro Forma Combined	Historical	Pro Forma Equivalent
	Year Ended December 31, 2018	Year Ended December 31, 2018	Year Ended December 31, 2018	Year Ended December 31, 2018
Basic earnings per share	$1.41	$1.41	$0.17	$0.33
Diluted earnings per share	$1.40	$1.40	$0.17	$0.33
Cash dividends declared per share	$2.64	$2.63	$0.63	$0.62
	As of December 31, 2018	As of December 31, 2018	As of December 31, 2018	As of December 31, 2018
Book value per share	$17.95	$18.45	$10.99	$4.34

RISK FACTORS
In addition to the other information included in or incorporated by reference into this proxy statement/prospectus, including the matters addressed under “Caution About Forward-Looking Statements”, you should carefully consider the following risks before deciding whether to vote to approve the merger agreement. In addition, you should read and consider the risks associated with each of the businesses of Omega and MedEquities because these risks will also affect Omega, as the surviving company in the merger. These risks can be found in Omega’s and MedEquities’ respective Annual Reports on Form 10-K for the year ended December 31, 2018, and other reports filed by Omega and MedEquities with the SEC, each of which is incorporated by reference into this proxy statement/prospectus. You should also carefully read and consider the other information in this proxy statement/prospectus and the other documents incorporated by reference into this proxy statement/prospectus. See “Where You Can Find More Information”.
Risks Relating to the Merger
The merger consideration is fixed and will not be adjusted in the event of any change in the price of either Omega common stock or MedEquities common stock.
At the merger effective time, each share of MedEquities common stock (other than shares held by Omega, MedEquities or their respective wholly owned subsidiaries) issued and outstanding immediately prior to the merger effective time will be automatically converted into the right to receive 0.235 shares of Omega common stock, with cash paid in lieu of fractional shares, plus $2.00 in cash. See “The Merger Agreement — Merger Consideration”. The exchange ratio and cash consideration are fixed in the merger agreement and will not be adjusted for changes in the market price of either Omega common stock or MedEquities common stock. Changes in the market price of Omega common stock prior to the merger will affect the market value of the stock portion of the merger consideration that MedEquities stockholders will receive upon the closing of the merger. Stock price changes may result from a variety of factors (many of which are beyond the control of Omega and MedEquities), including the following:
•
market reaction to the announcement of the merger and Omega’s prospects following the merger effective time;

•
changes in the respective businesses, operations, assets, liabilities, financial positions and prospects of Omega or MedEquities or in market assessments thereof;

•
changes in the operating performance of Omega, MedEquities or similar companies;

•
changes in market valuations of similar companies;

•
market assessments of the likelihood that the merger will be completed;

•
interest rates, general market and economic conditions and other factors generally affecting the market price of each of Omega common stock and MedEquities common stock;

•
federal, state and local legislation, governmental regulation and legal developments relevant to the businesses in which Omega and MedEquities operate;

•
dissident stockholder activity, including any litigation challenging the merger;

•
changes that affect Omega’s and MedEquities’ industry, the U.S. or global economy, or capital, financial or securities markets generally; and

•
other factors beyond the control of either Omega or MedEquities, including those described or referred to elsewhere in this “Risk Factors” section.

The market price of Omega common stock at the closing of the merger may vary from its price on the date the merger agreement was executed, on the date of this proxy statement/prospectus and on the date of the MedEquities special meeting. As a result, the market value of the merger consideration represented by the exchange ratio will fluctuate until the closing of the merger. Because the merger will be completed after the date of the MedEquities stockholder meeting, at the time of the MedEquities stockholder meeting, you will not know the exact market value of the shares of Omega common stock that MedEquities stockholders will receive upon completion of the merger. You should consider that:
•
if the market price of Omega common stock increases between the date the merger agreement was signed or the date of the MedEquities stockholder meeting and the closing of the merger, MedEquities stockholders will receive shares of Omega common stock that have a market value upon completion of the merger that is greater than the market value of such shares calculated pursuant to the exchange ratio on the date the merger agreement was signed or on the date of the MedEquities stockholder meeting, respectively; and

•
if the market price of Omega common stock declines between the date the merger agreement was signed or the date of the MedEquities special meeting and the closing of the merger, including for any of the reasons described above, MedEquities stockholders will receive shares of Omega common stock that have a market value upon completion of the merger that is less than the market value of such shares calculated pursuant to the exchange ratio on the date the merger agreement was signed or on the date of the MedEquities stockholder meeting, respectively.

Therefore, while the number of shares of Omega common stock to be issued per share of MedEquities common stock is fixed and will not change based on the market price of Omega common stock or MedEquities common stock, MedEquities stockholders cannot be sure of the market value of the stock portion of the merger consideration that they will receive upon completion of the merger.
The consummation of the merger is subject to a number of conditions which, if not satisfied or waived, would adversely impact the parties’ ability to complete the merger.
The merger, which is expected to be completed in the first half of 2019, is subject to certain closing conditions, including, among others: (i) the receipt by MedEquities of the affirmative vote of the holders of a majority of the outstanding shares of MedEquities common stock approving the MedEquities merger proposal; (ii) the absence of any law that prohibits, restrains, enjoins or makes illegal the consummation of the merger; (iii) the absence of any order by any court of competent jurisdiction that prevents, restrains or enjoins the consummation of the merger or the other transactions contemplated by the merger agreement; (iv) the SEC having declared effective the registration statement of which this proxy statement/prospectus forms a part, and the registration statement not being the subject of any stop order or proceedings by the SEC seeking a stop order that has not be withdrawn; (v) the approval for listing on the NYSE, subject only to official notice of issuance, of the shares of Omega common stock to be issued in the merger; (vi) the receipt of certain legal opinions by Omega and MedEquities; and (vii) other customary conditions specified in the merger agreement. See “The Merger Agreement — Conditions to Completion of the Merger”.
There can be no assurance these conditions will be satisfied or waived, if permitted. Therefore, there can be no assurance with respect to the timing of the closing of the merger, or that the merger will be completed at all.
Failure to complete the merger could adversely affect the stock price and future business and financial results of MedEquities.
There can be no assurance that the conditions to the closing of the merger will be satisfied or waived or that the merger will be completed. If the merger is not completed, the ongoing business of MedEquities could be adversely affected and MedEquities will be subject to a variety of risks associated with the failure to complete the merger, including the following:
•
upon termination of the merger agreement under specified circumstances, MedEquities is required to pay Omega a termination fee of  $12,250,989 (see “The Merger Agreement — Termination Fee and Expense Reimbursement”);

•
MedEquities will incur certain transaction costs, including legal, accounting, financial advisor, filing, printing and mailing fees, regardless of whether the merger closes; and

•
the proposed merger, whether or not it closes, will divert the attention of certain management and other key employees of MedEquities from ongoing business activities, including the pursuit of other opportunities that could be beneficial to MedEquities.

If the merger is not completed, these risks could materially affect the business and financial results of MedEquities and its stock price, including to the extent that the current market price of MedEquities common stock reflects, and is positively affected by, a market assumption that the merger will be completed.
The merger agreement contains provisions that could discourage a potential competing acquirer of MedEquities from making a favorable proposal and, in specified circumstances, could require MedEquities to make a substantial termination payment to Omega.
The merger agreement contains certain provisions that restrict MedEquities’ ability to solicit, initiate, knowingly encourage or facilitate or, subject to certain exceptions, enter into, continue or otherwise participate or engage in discussions or negotiations with respect to, or enter into any acquisition agreement with respect to, a competing acquisition proposal. In addition, Omega generally has an opportunity to offer to modify the terms of the merger agreement in response to any competing acquisition proposal before the MedEquities Board may withdraw or qualify its recommendation with respect to the merger. See “The Merger Agreement — No Solicitation; Window Shop” and “The Merger Agreement — Termination of the Merger Agreement”.
MedEquities may be required to pay a termination fee of  $12,250,989 to Omega in certain circumstances, including under certain circumstances if Omega terminates the merger agreement because the MedEquities Board changes its recommendation with respect to the merger prior to the approval of the merger by MedEquities stockholders, MedEquities breaches the non-solicitation provisions described above or MedEquities terminates the merger agreement to enter into a definitive agreement that constitutes a superior proposal. See “The Merger Agreement — Termination Fee and Expense Reimbursement”.
These provisions could discourage a potential competing acquirer or merger partner that might have an interest in acquiring all or a significant portion of MedEquities or its assets from considering or proposing such a competing transaction, even if it were prepared to pay consideration with a higher per share cash or market value than the per share market value proposed to be received or realized in the transactions contemplated by the merger agreement. These provisions also might result in a potential competing acquirer or merger partner proposing to pay a lower price to holders of MedEquities common stock than it might otherwise have proposed to pay because of the added expense of the termination payment that may become payable to Omega in certain circumstances under the merger agreement.
If the merger agreement is terminated and after the termination MedEquities seeks another business combination, MedEquities may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the transactions contemplated by the merger agreement.
The pendency of the merger could adversely affect the business and operations of Omega and MedEquities.
In connection with the pending merger, some tenants, operators, borrowers, managers or vendors of each of Omega and MedEquities may react unfavorably or delay or defer decisions concerning their business relationships or transactions with Omega or MedEquities, which could adversely affect the revenues, earnings, funds from operations, cash flows and expenses of Omega and MedEquities, regardless of whether the merger is completed. In addition, due to certain restrictions in the merger agreement on the conduct of business prior to completing the merger, each of Omega and MedEquities may be unable (without the other party’s prior written consent), during the pendency of the merger, to pursue strategic transactions, undertake significant capital projects, undertake certain significant financing transactions and otherwise pursue other actions, even if such actions would prove beneficial and may cause Omega or MedEquities to forego certain opportunities each might otherwise pursue. In addition, the pendency of the merger may make it more difficult for MedEquities to effectively retain and incentivize key personnel and may cause distractions from MedEquities’ strategy and day-today operations for its current employees and management.

MedEquities stockholders will have a substantially smaller ownership and voting interest in Omega upon completion of the merger, compared to their ownership and voting interest in MedEquities prior to the merger.
Upon completion of the merger, each MedEquities stockholder will become an Omega stockholder with a percentage ownership of Omega that is substantially smaller than the stockholder’s current percentage ownership of MedEquities. Upon completion of the merger, based on the number of shares of Omega common stock and MedEquities common stock outstanding on April 4, 2019, the latest practicable date prior to the filing of this proxy statement/prospectus, we estimate that continuing Omega stockholders will own approximately 96.5% of the issued and outstanding common stock of Omega, and former MedEquities stockholders will own approximately 3.5% of the issued and outstanding common stock of Omega. Accordingly, the former MedEquities stockholders will exercise significantly less influence over Omega after the merger relative to their influence over MedEquities prior to the merger, and thus will have a less significant impact on the approval or rejection of future Omega proposals submitted to a stockholder vote.
The merger may not be accretive, and may be dilutive, to Omega’s earnings per share, which may negatively affect the market price of Omega common stock received in the merger.
Because shares of Omega common stock will be issued in the merger, it is possible that, although Omega currently expects the merger to be accretive to earnings per share in the first full year excluding one-time charges, the merger may be dilutive to Omega earnings per share, which could negatively affect the market price of shares of Omega common stock.
In connection with the completion of the merger, based on the number of issued and outstanding shares of MedEquities common stock as of April 4, 2019, Omega would issue approximately 7,482,552 shares of Omega common stock. The issuance of these new shares of Omega common stock could have the effect of depressing the market price of shares of Omega common stock through dilution of earnings per share or otherwise.
In addition, future events and conditions could increase the dilution that is currently projected, including adverse changes in market conditions, additional transaction and integration related costs and other factors such as the failure to realize some or all of the benefits anticipated in the merger. Any dilution of, or delay of any accretion to, Omega earnings per share could cause the price of shares of Omega common stock to decline or grow at a reduced rate.
MedEquities and Omega are the target of securities class action and derivative lawsuits that could result in substantial costs and may delay or prevent the merger from being completed.
Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into merger agreements. As of the date of this proxy statement/prospectus, four such lawsuits have been brought — see “Recent Developments – Litigation” on page 31. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources, which could adversely affect the operation of MedEquities’ business. There can be no assurances as to the outcome of such lawsuits, including the amount of costs associated with defending these claims or any other liabilities that may be incurred in connection with the litigation of these claims. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the merger on the agreed-upon terms, such an injunction may delay or prevent the merger from being completed, which may adversely affect Omega’s and MedEquities’ respective business, financial position and results of operation.
If the merger is not consummated by June 30, 2019, either MedEquities or Omega may terminate the merger agreement.
Either MedEquities or Omega may terminate the merger agreement if the merger has not been consummated by June 30, 2019. However, this termination right will not be available to a party if that party failed to fulfill its obligations under the merger agreement and that failure was the cause of, or resulted in, the failure to consummate the merger. See “The Merger Agreement — Termination of the Merger Agreement”. In the event the Merger Agreement is terminated by either party due to the failure of the merger to close by June 30, 2019, MedEquities will have incurred significant costs and will have diverted significant management focus and resources from other strategic opportunities without realizing the anticipated benefits of the merger.

Directors and executive officers of MedEquities have interests in the merger that are different from, or in addition to, the interests of other MedEquities stockholders.
Directors and executive officers of MedEquities have interests in the merger that are different from, or in addition to, the interests of other MedEquities stockholders generally. These interests include, among others: severance payments under their employment agreements if their employment is terminated in a qualifying termination following closing of the merger; lump sum payments under retention agreements upon closing of the merger; the unvested restricted shares of MedEquities common stock held by MedEquities’ directors and executive officers will vest upon closing of the merger; and rights to ongoing indemnification and insurance coverage by Omega as the surviving company for acts or omissions occurring prior to the merger. The MedEquities Board was aware of and considered those interests, among other matters, in reaching its decision to approve and adopt the merger agreement and the merger, and to recommend the approval of the merger agreement to MedEquities stockholders. These interests, among other things, may have influenced the directors and executive officers of MedEquities to support or approve the merger. See “The Merger — Interests of MedEquities’ Directors and Executive Officers in the Merger”.
The fairness opinion obtained from the financial advisor to the MedEquities Board will not reflect subsequent developments.
In connection with the proposed merger, the MedEquities Board received an oral opinion on January 1, 2019 from Citigroup Global Markets Inc., later confirmed by delivery of a written opinion dated as of January 1, 2019, as to the fairness, from a financial point of view and as of such date, of the merger consideration (as defined in the opinion and including the closing dividend) to be paid to the holders (other than Omega and its affiliates) of MedEquities common stock, which opinion was based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, as more fully described in the section entitled “Opinion of MedEquities’ Financial Advisor”. The opinion does not reflect developments that may occur or may have occurred after the date of the opinion, including changes to the operations and prospects of Omega or MedEquities, changes in general market and economic conditions or regulatory or other factors. Any such changes, or other factors on which the opinions are based, may materially alter or affect the relative values of Omega or MedEquities. See “The Merger — Opinion of MedEquities’ Financial Advisor”.
Risks Relating to the Combined Company after the Completion of the Merger
Following the merger, Omega may be unable to timely and successfully integrate the MedEquities business or realize the anticipated synergies and related benefits of the merger.
The merger involves the combination of two companies that currently operate as independent public companies. Omega will be required to devote significant management attention and resources to integrating the portfolio and operations of MedEquities. Potential difficulties that Omega may encounter in the integration process include the following:
•
the inability to successfully combine the businesses of Omega and MedEquities in a manner that permits Omega to achieve the cost savings or other synergies or accretion anticipated to result from the merger, which would result in some anticipated benefits of the merger not being realized in the time frame currently anticipated, or at all;

•
the inability to successfully realize the anticipated value from some of MedEquities’ assets;

•
potential unknown liabilities and unforeseen increased expenses, delays or conditions in connection with the merger; and

•
performance shortfalls at one or both of the companies as a result of the diversion of management’s attention caused by completing the merger and integrating the companies’ operations.

It is possible that the integration process could result in the distraction of Omega’s management, the disruption of Omega’s ongoing business or inconsistencies in Omega’s operations, services, standards, controls, procedures and policies, any of which could adversely affect the ability of Omega to maintain relationships with tenants, vendors and employees or to achieve the anticipated benefits of the merger, or could otherwise adversely affect the business and financial results of Omega.
The market price of Omega common stock may decline as a result of the merger.
The market price of Omega common stock may decline as a result of the merger for a number of reasons, including if Omega does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial or industry analysts, or the effect of the merger on Omega’s financial results is not consistent with the expectations of financial or industry analysts. In addition, if the merger is consummated,Omega’s stockholders, including the former MedEquities’ stockholders, will own interests in a company operating an expanded business with a different mix of properties, risks and liabilities. Current stockholders of Omega and former stockholders of MedEquities may not wish to continue to invest in Omega if the merger is consummated, or for other reasons may wish to dispose of some or all of their shares of Omega common stock. If, following the consummation of the merger, there is selling pressure on Omega common stock that exceeds demand at the market price, the price of Omega common stock could decline.
Following the merger, Omega may not continue to pay dividends at or above the rate currently paid by Omega or MedEquities.
Following the merger, holders of Omega common stock may not receive dividends at the same rate that they did as stockholders of Omega or MedEquities prior to the merger for various reasons, including the following:
•
Omega may not have enough cash to pay such dividends due to changes in Omega’s cash requirements, capital spending plans, cash flows or financial position or as a result of unknown or unforeseen liabilities incurred in connection with the merger;

•
decisions on whether, when and in what amounts to pay any future dividends will remain at all times entirely at the discretion of the Omega Board, which reserves the right to change Omega’s dividend practices at any time and for any reason, subject to applicable REIT requirements; and

•
the amount of dividends that Omega’s subsidiaries may distribute to Omega may be subject to restrictions imposed by state law and restrictions imposed by the terms of any current or future indebtedness that these subsidiaries may incur.

Holders of Omega common stock will have no contractual or other legal right to dividends that have not been declared by the Omega Board.
Shares of Omega common stock to be received by MedEquities stockholders in the merger will have rights different from the shares of MedEquities common stock.
After the merger effective time, MedEquities stockholders who receive shares of Omega common stock in connection with the merger will have different rights than they currently have as MedEquities stockholders and these rights may be, or may be perceived to be, less favorable than their current rights as MedEquities stockholders. See “Comparison of Rights of Omega Stockholders and MedEquities Stockholders”.
Omega may incur adverse tax consequences if MedEquities has failed or fails to qualify as a REIT for U.S. federal income tax purposes.
It is a condition to the obligation of Omega to complete the merger that Omega receive the written opinion of Morrison & Foerster LLP to the effect that, for all taxable periods from MedEquities’ formation through the merger effective time, MedEquities has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation has enabled MedEquities to meet, through the merger effective time, the requirements for qualification and taxation as a REIT under the Code. The opinion will be subject to customary exceptions, assumptions and qualifications and will be based on customary representations made by MedEquities, and if any such representations are or become inaccurate or incomplete, such opinion may be invalid and the conclusions reached therein could be jeopardized. In addition, the opinion will not be binding on the Internal Revenue Service (which we refer to as the “IRS”) or any court, and there can be no assurance that the IRS will not take a contrary position or that such position would not be sustained. If MedEquities has failed or fails to qualify as a REIT for U.S. federal income tax purposes and the merger is completed, Omega generally would succeed to and may incur significant tax liabilities and Omega could possibly fail to qualify as a REIT. In addition, if MedEquities has failed or fails to qualify as a REIT for U.S. federal income tax purposes and the merger is completed, for the five-year period following the merger effective time, upon a taxable disposition of any of MedEquities’ assets, Omega generally would be subject to corporate level tax with respect to any gain in such asset at the time of the merger.
If the merger does not qualify as a reorganization for federal income tax purposes, MedEquities stockholders may recognize taxable gain or loss in respect of their shares of MedEquities common stock.
Omega and MedEquities intend the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. Although the IRS will not provide a ruling on the matter, Omega and MedEquities will, as a condition to closing, each obtain an opinion from their respective legal counsel that the merger will constitute a reorganization within the meaning of Section 368(a) of the Code. These opinions do not bind the IRS or prevent the IRS from adopting a contrary position. If the merger fails to qualify as a reorganization within the meaning of Section 368(a) of the Code, then each MedEquities stockholder generally would recognize gain or loss for U.S. federal income tax purposes on each share of MedEquities common stock surrendered in an amount equal to the difference between the fair market value of the merger consideration (i.e., the sum of the cash plus the fair market value of the Omega common stock) received in exchange for that share upon completion of the merger and the stockholder’s adjusted tax basis in that share.
Other Risks
The risks listed above are not exhaustive, and you should be aware that, following the merger, Omega will face various other risks, including those discussed in reports filed by Omega and MedEquities with the SEC from time to time, such as those discussed under the heading “Risk Factors” in their respective most recently filed annual and quarterly reports on Forms 10-K and 10-Q. For more information, see “Where You Can Find More Information”.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement/prospectus and the documents incorporated by reference into this proxy statement/prospectus contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act (set forth in Section 27A of the Securities Act and Section 21E of the Exchange Act). These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Omega and MedEquities operate and beliefs of and assumptions made by Omega’s management and MedEquities’ management, involve uncertainties that could significantly affect the financial or operating results of Omega or MedEquities. Words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “will”, variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the proposed merger, the expected impact of the merger on Omega’s financial results, Omega’s ability to achieve the synergies and other benefits of the merger and Omega’s and MedEquities’ strategic and operational plans. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Omega and MedEquities believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Omega and MedEquities can give no assurance that these expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to, the following:
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risks associated with the ability to consummate the merger;

•
risks associated with the fixed merger consideration;

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risks associated with the dilution of MedEquities stockholders in the merger;

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risks associated with the pendency of the merger adversely affecting the businesses of Omega and MedEquities;

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risks relating to the incurrence of substantial expenses in connection with the merger;

•
risks relating to the potential adverse effect of the merger on tenant and vendor relationships;

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risks relating to litigation relating to the merger;

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risks relating to the ability of Omega to integrate the MedEquities business following the merger and the possibility that the anticipated benefits from the merger may not be realized or may take longer to realize than expected;

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risks relating to the failure of Omega, MedEquities or the combined company to qualify as a REIT;

•
risks relating to the ability of Omega to pay dividends following the merger;

•
risks related to the trading price of Omega common stock following the merger;

•
risks associated with the failure of the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code; and

•
those additional risks and factors discussed in this proxy statement/prospectus under “Risk Factors” and in reports filed with the SEC by Omega and MedEquities from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed annual and quarterly reports on Forms 10-K and 10-Q.

Neither Omega nor MedEquities undertakes any duty to update any forward-looking statements appearing in this document, except as may be required by applicable law.

INFORMATION ABOUT THE COMPANIES
MedEquities Realty Trust, Inc.
MedEquities is a self-managed and self-administered real estate investment trust that invests in a mix of healthcare properties and healthcare-related real estate debt investments within the acute, post-acute and behavioral sectors of healthcare services.
MedEquities conducts its business through an umbrella partnership real estate investment trust, or UPREIT, structure, consisting of its operating partnership, MedEquities Realty Operating Partnership, LP, and subsidiaries of its operating partnership. MedEquities is the sole member of the general partner of the MedEquities OP. All of MedEquities’ assets are held by, and its operations are conducted through, the MedEquities OP. As of December 31, 2018, MedEquities owned all of the outstanding units of limited partnership interest of the MedEquities OP.
MedEquities was incorporated in the State of Maryland on April 23, 2014. MedEquities’ principal executive offices are located at 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203, and its telephone number is (615) 627-4710.
MedEquities’ common stock is listed on the NYSE under the symbol “MRT”.
Additional information about MedEquities and its subsidiaries is included in documents incorporated by reference into this document. See “Where You Can Find More Information”.
Omega Healthcare Investors, Inc.
Omega is a self-administered real estate investment trust, investing in income producing healthcare facilities, principally long-term care facilities located in the United States and the United Kingdom. Omega provides lease or mortgage financing to qualified operators of skilled nursing facilities, assisted living facilities, independent living facilities and rehabilitation and acute care facilities.
Omega was incorporated in the State of Maryland on March 31, 1992. Omega’s principal executive offices are located at 303 International Circle, Suite 200, Hunt Valley, Maryland 21030, and its telephone number is (410) 427-1700.
Omega is structured as an UPREIT. Accordingly, substantially all of Omega’s assets are held by OHI Healthcare Properties Limited Partnership, an operating partnership that is a subsidiary of Omega. Omega is the sole general partner of the Omega OP and has exclusive control over the Omega OP’s day-to-day management. As of December 31, 2018, Omega owned approximately 96% of the issued and outstanding units of partnership interest of the Omega OP, and investors owned approximately 4% of the units.
Omega’s common stock is listed on the NYSE under the symbol “OHI”.
Additional information about Omega and its subsidiaries is included in documents incorporated by reference into this document. See “Where You Can Find More Information”.

RECENT DEVELOPMENTS
Litigation
On February 21, 2019, a purported stockholder of MedEquities filed a lawsuit against MedEquities, the MedEquities Board and Omega in the United States District Court for the District of Maryland, entitled Brekka v. MedEquities Realty Trust, Inc., et al., Case 1:19-cv-00535-JKB. The complaint alleges, among other things, that MedEquities, the MedEquities Board, and Omega violated Section 14(a) of the Exchange Act by making materially incomplete and misleading statements in, and/or omitting certain information that is material to stockholders from, the Registration Statement on Form S-4, as filed with the SEC on February 11, 2019 (the “Form S-4”), relating to the merger. The complaint seeks, among other things, an injunction preventing the consummation of the merger and, in the event the merger is consummated, rescission of the merger or damages, plus attorneys’ fees and costs.
On February 22, 2019, another purported stockholder of MedEquities filed a derivative and class action lawsuit against MedEquities, the MedEquities Board and Omega in the Circuit Court for Baltimore City, Maryland, entitled Scarantino v. McRoberts et al, Case No. 24-c-19-001027. The complaint alleges, among other things, breaches of fiduciary duties by the MedEquities board of directors in connection with its approval of the merger and the omission from the Form S-4 of certain information that is material to stockholders. The complaint seeks, among other things, an injunction preventing the consummation of the merger and, in the event the merger is consummated, rescission of the merger or damages, plus attorneys’ fees and costs.
On March 17, 2019, a purported stockholder of MedEquities filed a class action lawsuit against MedEquities and the MedEquities Board in the United States District Court for the Middle District of Tennessee, entitled Bushansky v. MedEquities Realty Trust, Inc., et al., Case 3:19-cv-00231. The complaint alleges, among other things, that MedEquities and the MedEquities Board violated Section 14(a) of the Exchange Act by making materially incomplete and misleading statements in, and/or omitting certain information that is material to stockholders Statement on Form S-4, as filed with the SEC on February 11, 2019 the Form S-4. The complaint seeks, among other things, an injunction preventing the consummation of the merger and, in the event the merger is consummated, rescission of the merger or damages, plus attorneys’ fees and costs.
On March 29, 2019, a purported stockholder of MedEquities filed a class action lawsuit against MedEquities and the MedEquities Board in the Circuit Court for Baltimore County, Maryland, entitled Russell v. MedEquities Realty Trust, Inc., et al., Case No. C-03-CV-19-000721. The complaint alleges, among other things, that MedEquities and the MedEquities Board breached their fiduciary duties by: (i) failing to fulfill their fiduciary oversight function; (ii) authorizing the filing of a materially incomplete and misleading proxy statement/prospectus; and (iii) authorizing in the company’s Amended and Restated Bylaws the enactment of an exclusive venue designation whereby the Circuit Court for Baltimore City, Maryland is the sole and exclusive forum for certain litigation against the company, or if that court does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division (the “Exclusive Venue Bylaw”). The complaint seeks, among other things, an injunction preventing the special meeting of MedEquities stockholders to vote on the transaction and, in the event the transaction is implemented, rescission of the transaction or damages, a declaration that the Exclusive Venue Bylaw is invalid, an injunction preventing the enforcement of the Exclusive Venue Bylaw, and attorneys’ fees and costs.
MedEquities and Omega believe that the claims asserted in the above referenced lawsuits are without merit and intend to vigorously defend against these claims.
On March 25, 2019, the United States District Court for the Southern District of New York entered an order dismissing with prejudice all claims against Omega and its directors and officers in the securities class action previously reported in Item 3 of Omega’s Annual Report on Form 10-K for the year ended December 31, 2018 (Case No. 1:17-cv-09024-NRB).
MedEquities Conditional Dividend
On February 27, 2019, MedEquities announced that the MedEquities Board declared a conditional cash dividend of  $0.21 per share, payable to holders of MedEquities common stock as of the record date

March 11, 2019. Payment of the conditional dividend is conditioned upon the MedEquities stockholders’ approval of the merger. If the merger is approved by the MedEquities stockholders, the conditional dividend will be paid as soon as practicable following the certification of the results of the MedEquities special meeting, and MedEquities will announce publicly the date the conditional dividend will be paid. Due to the contingent nature of the conditional dividend, MedEquities common stock began trading with “due bills,” representing an assignment of the right to receive the conditional dividend, beginning on March 8, 2019 (one business day prior to the March 11 record date for the conditional dividend) through the date the conditional dividend is paid.
The conditional dividend is in addition to, and separate from, the closing dividend, which will be payable together with the cash consideration in the merger.

THE MEDEQUITIES SPECIAL MEETING
Date, Time and Place
The special meeting of MedEquities stockholders is scheduled to be held on May 15, 2019, at 10:00 a.m., local time, at MedEquities’ headquarters located at 3100 West End Avenue, Nashville, Tennessee 37203.
Purpose of the MedEquities Special Meeting
The purpose of the MedEquities special meeting is:
1.
To consider and vote on a proposal to approve the merger (which we refer to as the “merger proposal”); and

2.
To consider and vote on a proposal to approve any adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger (which we refer to as the “adjournment proposal”).

Recommendation of the MedEquities Board
After careful consideration, the MedEquities Board unanimously (i) approved the merger, the merger agreement and the other transactions contemplated by the merger agreement, and declared the merger and the other transactions contemplated by the merger agreement advisable and in the best interests of MedEquities and its stockholders and (ii) recommended the approval by MedEquities stockholders of the merger proposal and the proposal to approve any adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger. The MedEquities Board recommends that MedEquities stockholders vote “FOR” the merger proposal and “FOR” the adjournment proposal. For the reasons for this recommendation, see “The Merger — Recommendation of the MedEquities Board and Reasons for the Merger”.
Record Date; Who Can Vote at the MedEquities Special Meeting
Only holders of record of MedEquities common stock (or their duly appointed proxies) at the close of business on March 4, 2019, the record date, are entitled to notice of, and to vote at, the MedEquities special meeting and any postponement or adjournment of the MedEquities special meeting. As of the record date, there were 31,840,651 shares of MedEquities common stock outstanding and entitled to vote at the MedEquities special meeting, held by approximately 20 stockholders of record.
Holders of MedEquities common stock are entitled to one vote for each share of MedEquities common stock owned as of the close of business on the record date.
Only MedEquities stockholders of record as of the record date, beneficial owners of MedEquities common stock as of the record date, holders of valid proxies for the MedEquities special meeting and invited guests of MedEquities may attend the MedEquities special meeting. All attendees should be prepared to present government-issued photo identification (such as a driver’s license or passport) for admittance. If your shares are held in street name, please bring acceptable proof of ownership, such as a letter from your broker or an account statement showing that you beneficially owned shares of MedEquities common stock on the record date.
Quorum
MedEquities’ bylaws provide that the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum at a meeting of its stockholders. Shares that are voted and shares abstaining from voting are treated as being present at the MedEquities special meeting for purposes of determining whether a quorum is present. As of close of business on March 4,

2019, the record date for the MedEquities special meeting, there were 31,840,651 shares of MedEquities common stock outstanding and entitiled to vote at the MedEquities special meeting. As a result, 15,920,326 shares of MedEquities common stock must be present in person or by proxy in order to constitute a quorum.
If there is no quorum, the chairman of the MedEquities special meeting may adjourn the MedEquities special meeting to a later date without notice other than announcement at the MedEquities special meeting.
Vote Required for Approval
Approval of the merger proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of MedEquities common stock. Approval of the adjournment proposal requires the affirmative vote of at least a majority of all votes cast on such proposal.
Abstentions and Broker Non-Votes
Abstentions will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum. Abstentions will have the same effect as votes cast “AGAINST” the merger proposal but will have no effect on the adjournment proposal. There can be no broker non-votes at the special meeting, so failure to provide instructions to your broker or other nominee on how to vote will result in your shares not being counted as present at the meeting and thus will also have the same effect as a vote cast “AGAINST” the merger proposal but will have no effect on the adjournment proposal. A broker non-vote occurs when shares held by a broker or other nominee are represented at the meeting, but the broker or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares on a particular proposal but has discretionary voting power on other proposals. The only proposals to be voted on at the special meeting are “non-routine” under NYSE Rule 452. Nominees may exercise discretion in voting on routine matters but may not exercise discretion and therefore will not vote on non-routine matters if instructions are not given. The proposals are regarded as non-routine matters, and your broker or other nominee may not vote on these proposals without instructions from you.
Voting by MedEquities Directors and Executive Officers
At the close of business on the record date, directors and executive officers of MedEquities and their affiliates were entitled to vote 891,433 shares of MedEquities common stock, or approximately 2.8% of the shares of MedEquities common stock issued and outstanding on that date. MedEquities currently expects that all directors and executive officers of MedEquities will vote all of their shares of MedEquities common stock in favor of the proposals to be considered at the MedEquities special meeting, although none of them is obligated to do so.
Manner of Voting
MedEquities stockholders of record as of the record date may vote in person or authorize a proxy in the following ways:
Internet.   MedEquities stockholders may authorize a proxy over the Internet by going to the website listed on their proxy card or voting instruction card. Once at the website, they should follow the instructions to authorize a proxy.
Telephone.   MedEquities stockholders may authorize a proxy using the toll-free number listed on their proxy card or voting instruction card.
Mail.   MedEquities stockholders may authorize a proxy by completing, signing, dating and returning their proxy card or voting instruction card in the preaddressed postage-paid envelope provided.
MedEquities stockholders should refer to their proxy cards or the information forwarded by their broker or other nominee to see which options are available to them.
The Internet and telephone proxy submission procedures are designed to authenticate stockholders and to allow them to confirm that their instructions have been properly recorded. If you authorize a proxy over the Internet or by telephone, then you need not return a written proxy card or voting instruction card by mail. The Internet and telephone facilities available to record holders will close at 11:59 p.m., New York time, on May 14, 2019.

The method by which MedEquities stockholders authorize a proxy will in no way limit their right to vote at the MedEquities special meeting if they later decide to attend the MedEquities special meeting and vote in person.
All shares of MedEquities common stock entitled to vote and represented by properly completed proxies received prior to the MedEquities special meeting, and not revoked, will be voted at the MedEquities special meeting as instructed on the proxies. If MedEquities stockholders of record return properly executed proxies but do not indicate how their shares of MedEquities common stock should be voted on a proposal, the shares of MedEquities common stock represented by their properly executed proxy will be voted as the MedEquities Board recommends and therefore, “FOR” the approval of the merger proposal and “FOR” the adjournment proposal.
Your vote as a MedEquities stockholder is very important regardless of the number of shares you own. Accordingly, please sign and return the enclosed proxy card whether or not you plan to attend the MedEquities special meeting in person.
Shares held in “Street Name”
If your shares of MedEquities common stock are held through a bank, broker or other nominee, you are considered the beneficial owner of the shares of MedEquities common stock held in “street name”. In that case, this proxy statement/prospectus has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your bank, broker or nominee.
Your broker will vote your shares on the merger proposal only if you provide instructions on how to vote. You should contact your broker and ask what directions your broker will need from you. If you do not provide instructions to your broker on how to vote on the merger proposal, your broker will not be able to vote your shares, and this will have the effect of voting “AGAINST” the merger proposal.
Similarly, your broker will vote your shares on the adjournment proposal only if you provide instructions on how to vote. If you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of the adjournment proposal.
Revocation of Proxies or Voting Instructions
MedEquities stockholders of record may change their vote or revoke their proxy at any time before it is exercised at the MedEquities special meeting by:
•
submitting notice in writing to MedEquities’ Secretary at MedEquities Realty Trust, Inc., 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203, Attn: Secretary, that you are revoking your proxy;

•
delivering a properly executed, later-dated proxy card;

•
authorizing your proxy or voting instructions by telephone or through the Internet at a later date than your previously authorized proxy; or

•
voting in person at the MedEquities special meeting.

Your last vote is the vote that will be counted.
If you have instructed a broker, bank or other nominee to vote your shares of MedEquities common stock, you must follow the directions received from your broker, bank or other nominee if you wish to change your vote.
Tabulation of Votes
MedEquities will appoint an Inspector of Elections for the MedEquities special meeting to tabulate the vote.

Solicitation of Proxies; Payment of Solicitation Expenses
The solicitation of proxies from MedEquities stockholders is made on behalf of the MedEquities Board. MedEquities will pay the cost of soliciting proxies from MedEquities stockholders. Directors, officers and employees of MedEquities may solicit proxies on behalf of MedEquities in person or by telephone, facsimile or other means, but will not receive any additional compensation for doing so. MedEquities has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies for the MedEquities special meeting and will pay Innisfree a fee of approximately $12,500, plus reimbursement of out-of-pocket expenses and will indemnify Innisfree and its affiliates against certain claims, liabilities, losses, damages and expenses. You can call Innisfree toll-free at (888) 750-5834 (stockholders) or (212) 750-5833(banks and brokers).
In accordance with the regulations of the SEC and the NYSE, MedEquities also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of MedEquities common stock.
Adjournment Proposal
In addition to the approval of the merger proposal, MedEquities stockholders are also being asked to approve a proposal to adjourn the MedEquities special meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of the approval of the merger proposal. If this proposal is approved, the MedEquities special meeting could be successively adjourned to any date.
In addition, the MedEquities Board could, and Omega may require the MedEquities Board to, postpone the MedEquities special meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. Additionally, during the MedEquities special meeting, whether or not there is a quorum, the chairman of the MedEquities special meeting may, and Omega may require the chairman of the MedEquities special meeting to, conclude, recess or adjourn the MedEquities special meeting to a later date, time or place in his discretion and without any action by the MedEquities stockholders.
However, under the terms of the merger agreement, MedEquities may not postpone or adjourn the MedEquities special meeting to a date that is more than 30 days after the date for which such MedEquities special meeting was originally scheduled (excluding any postponement or adjournment required by applicable law) without Omega’s approval.
If the MedEquities special meeting is postponed or adjourned for the purpose of soliciting additional proxies, MedEquities stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.
Rights of Dissenting Stockholders
No dissenters’ or appraisal rights, or rights of objecting stockholders under Title 3 Subtitle 2 of the Maryland General Corporation Law will be available to holders of shares of MedEquities common stock with respect to the merger or the other transactions contemplated by the merger agreement.
Assistance
If you need assistance in completing your proxy card or have questions regarding the various voting options with respect to the MedEquities special meeting, please call MedEquities’ proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834 (stockholders) or (212) 750-5833 (banks and brokers).

MEDEQUITIES PROPOSALS
The Merger Proposal
(Proposal 1 on the MedEquities Proxy Card)
MedEquities stockholders are asked to approve the merger on the terms and conditions set forth in the merger agreement. For a summary and detailed information regarding this proposal, see the information about the merger and the merger agreement throughout this proxy statement/prospectus, including the information set forth in sections entitled “The Merger” and “The Merger Agreement”. A copy of the merger agreement is attached as Annex A to this proxy statement/prospectus.
Pursuant to the merger agreement, approval of this proposal is a condition to the consummation of the merger. If this proposal is not approved, the merger will not be completed.
MedEquities is requesting that MedEquities stockholders approve the proposal to approve the merger on the terms and conditions set forth in the merger agreement. Approval of this proposal requires the affirmative vote of a majority of the votes entitled to be cast on such proposal.
Recommendation of the MedEquities Board
The MedEquities Board unanimously recommends that MedEquities stockholders vote “FOR” the merger proposal.
The Adjournment Proposal
(Proposal 2 on the MedEquities Proxy Card)
MedEquities is requesting that MedEquities stockholders approve one or more adjournments of the MedEquities special meeting to another date, time or place, solely for the purpose of and for the times reasonably necessary for further solicitation of proxies or to obtain additional votes in favor of the approval of the merger proposal. Approval of this proposal requires the affirmative vote of a majority of all votes cast at the MedEquities special meeting after a quorum is met.
If, at the MedEquities special meeting, the number of shares of MedEquities common stock present in person or represented by proxy and voting in favor of the approval of the merger proposal is insufficient to approve the proposal, MedEquities intends to move to adjourn the MedEquities special meeting in order to enable the MedEquities Board to solicit additional proxies for approval of the merger proposal.
The MedEquities special meeting may not be postponed or adjourned to a date that is more than 30 days after the date for which the MedEquities special meeting was originally scheduled (excluding any postponement or adjournment required by applicable law) without Omega’s approval.
Recommendation of the MedEquities Board
The MedEquities Board unanimously recommends that MedEquities stockholders vote “FOR” the adjournment proposal.
Other Business
At this time, MedEquities does not intend to bring any other matters before the MedEquities special meeting, and MedEquities does not know of any matters to be presented for consideration at the MedEquities special meeting and which would be required to be set forth in this proxy statement/prospectus other than the matters set forth in the accompanying Notice of Special Meeting of Stockholders. In accordance with the MedEquities bylaws and Maryland law, business transacted at the MedEquities special meeting will be limited to those matters set forth in such notice.

THE MERGER
The following is a description of the material aspects of the merger. While Omega and MedEquities believe that the following description covers the material terms of the merger, the description may not contain all of the information that is important to MedEquities stockholders. Omega and MedEquities encourage MedEquities stockholders to carefully read this entire proxy statement/prospectus, including the merger agreement and the other documents attached to this proxy statement/prospectus and incorporated herein by reference, for a more complete understanding of the merger.
General
The MedEquities Board has unanimously (i) determined and declared that the merger is advisable and in the best interests of MedEquities and its stockholders, (ii) approved the merger and the other transactions contemplated by the merger agreement, and (iii) approved the merger agreement. In the merger, MedEquities will merge with and into Omega, with Omega continuing as the surviving company. MedEquities stockholders will receive the merger consideration described below under “The Merger Agreement — Merger Consideration”.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. The following chronology does not purport to catalogue every conversation among the MedEquities Board, members of its management, its advisors and other parties.
As part of their ordinary course consideration and evaluation of the business prospects and strategies of MedEquities, the MedEquities Board and members of the MedEquities senior management team regularly assess the company’s performance and competitive position with the objective of identifying opportunities to enhance stockholder value, including potential acquisitions, divestitures, business combinations and other transactions.
MedEquities’ strategy has been to become an integral capital partner with high-quality, facility-based, growth-minded providers of healthcare services, primarily through net-leased real estate investments, and to diversify over time based on facility types, tenants and geographic locations. MedEquities’ ability to grow and diversify through acquisitions of properties and other investments however, has been adversely impacted by its high cost of capital as compared to that of MedEquities’ competitors, which limits its ability to grow through acquisitions, and the significant discount to net asset value (which we refer to as “NAV”) at which the MedEquities common stock has traded. In addition, as a result of MedEquities’ smaller size relative to other healthcare REITs, adverse developments with one operator or asset can have a greater impact on the company as a whole than it would if MedEquities had a larger portfolio of healthcare facilities with greater tenant diversification. For example, as previously disclosed, the then-current tenant of MedEquities’ ten skilled nursing facilities in Texas (which we refer to as the “Texas Ten Portfolio”), which accounted for approximately 23.5% of MedEquities’ total consolidated revenue for the year ended December 31, 2017, began experiencing operational and rent coverage issues in 2017 that continued throughout 2018. Another significant tenant of MedEquities, Fundamental Healthcare (which we refer to as “Fundamental”), began experiencing operational and rent coverage issues at certain MedEquities facilities in 2018. These tenant issues limited MedEquities’ ability to access equity capital at non-dilutive prices due to declines in the trading price of the MedEquities common stock and also led to an amendment to its credit facility in October 2018. The credit facility amendment, among other things, significantly limited MedEquities’ access to additional borrowings under its credit facility and potentially limited its ability to make distributions to its stockholders, which MedEquities believes led to a continued decline in the price of the MedEquities common stock and, in the view of the MedEquities Board, made it more difficult to maximize stockholder value in the near- and long-term as a stand-alone company.
From time to time, John W. McRoberts, the Chairman and Chief Executive Officer of MedEquities, has met with company executives, private equity professionals and financial advisors in the healthcare real estate industry to discuss industry developments and possible opportunities to engage in business combination and other potential strategic transactions. In addition, from time to time, members of MedEquities’ management have received unsolicited inquiries and had discussions with third parties regarding potential strategic transactions.

In early 2018, members of MedEquities’ senior management and financial advisors of MedEquities had a series of meetings with members of senior management and the financial advisors of Party A, a strategic party that is listed but thinly traded on an exchange outside of the United States and is focused on the healthcare real estate industry with assets in and outside of the United States. Party A has higher levels of indebtedness than MedEquities but is of similar size on an equity value basis. During the course of these meetings, MedEquities and Party A discussed their respective companies, including their respective assets and tenants, and a potential business combination.
On January 29, 2018, MedEquities and Party A entered into a mutual non-disclosure agreement. The non-disclosure agreement contained a customary “standstill” provision, which prevented either party from, among other things, making a proposal or public announcement with respect to an acquisition of the other party, tender offer or other business combination transaction without the other party’s consent, but did not prevent either party from engaging in discussions regarding potential alternative transactions with other potential suitors and did not prevent either party from requesting a waiver of the standstill provisions, allowing Party A to make a topping bid for MedEquities. The standstill provision with Party A expired on January 29, 2019.
During the first and second quarters and into the early part of the third quarter of 2018, MedEquities, Party A and their respective financial and legal advisors conducted extensive due diligence of the other party and negotiated the terms of, and the transaction documents with respect to, a potential all-stock combination of MedEquities and Party A. Over the course of these discussions, the MedEquities Board held a number of meetings to discuss a possible transaction with Party A, including at a special meeting on June 12, 2018 and at the regular meeting of the MedEquities Board on August 1, 2018. The MedEquities Board received presentations on their duties from representatives of Morrison & Foerster LLP, MedEquities’ outside legal counsel (which we refer to as “Morrison & Foerster”), and the financial advisors to MedEquities with respect to certain financial aspects of a potential transaction with Party A. After significant discussions, negotiations and mutual due diligence, ultimately, at the direction of the MedEquities Board, negotiations with Party A regarding a possible transaction ended in mid-July 2018 due to an inability to agree on financial terms acceptable to both parties and due diligence issues related to both parties. Thereafter and prior to November 11, 2018, Mr. McRoberts held several discussions with the chief executive officer of Party A to determine whether the parties could agree to financial terms and otherwise move forward with a proposed transaction. Ultimately the parties were not able to reach an agreement on a valuation that either party believed was in the best interests of its company or its stockholders.
On August 2, 2018, Mr. McRoberts had lunch with a representative of Citi, who suggested, among other alternatives, a potential business combination between Omega and MedEquities. Mr. McRoberts expressed interest in a potential transaction with Omega but advised the representative of Citi that MedEquities would delay pursuing this alternative while management focused on reporting earnings for the second quarter of 2018.
Before the opening of trading on the NYSE on August 8, 2018, MedEquities reported its results for the second quarter of 2018 and other recent developments, including the continued operational and rent coverage issues and additional financial and liquidity issues of the then-current tenant of the Texas Ten Portfolio and MedEquities’ desire to re-tenant the Texas Ten Portfolio, as well as operational and rent coverage issues at certain MedEquities’ facilities leased to Fundamental and the need to defer a portion of Fundamental’s rent. The closing price of the MedEquities common stock on August 8, 2018 was $10.18 per share.
After MedEquities’ earnings call on August 8, 2018, the lenders under MedEquities’ credit facility contacted the company to discuss the need for an amendment to the credit facility due to the lenders’ concerns with the issues facing two of MedEquities’ largest tenants.
On August 14, 2018, Bloomberg published an article reporting that MedEquities was considering a potential sale of the company. MedEquities did not respond to any request for comment regarding this article.
On August 15, 2018, a representative of Citi called Mr. Taylor Pickett, the Chief Executive Officer of Omega, to discuss, among other potential strategic alternatives, a potential acquisition of MedEquities by Omega.

On August 16, 2018, as a follow-up to the prior day’s conversation, Citi presented to Omega an overview of MedEquities and an illustrative NAV analysis and capitalization summary of MedEquities based on publicly available information, and inquired as to whether Omega would be interested in pursuing a potential business combination transaction with MedEquities. Mr. Pickett confirmed Omega’s preliminary interest in exploring a potential transaction with MedEquities.
On August 17, 2018, a representative of Citi called Mr. McRoberts to inform him of Omega’s interest in exploring a potential transaction with MedEquities. Mr. McRoberts confirmed MedEquities’ preliminary interest in exploring a potential transaction with Omega because of its potential to provide MedEquities’ stockholders with the best value in the near term and the long term and in light of the risks and uncertainties associated with MedEquities continuing as a stand-alone company, including its high cost of capital relative to its competitors, limited ability to grow through acquisitions, uncertainty surrounding the Texas Ten Portfolio and the significant discount to NAV at which the MedEquities common stock has traded.
Also on August 17, 2018, a representative of Party B, a financial buyer, contacted Mr. McRoberts to request a call to discuss the recently announced developments with respect to MedEquities and Party B’s interest in exploring a potential transaction. On August 18, 2018, Mr. McRoberts had a call with a representative of Party B, who indicated that representatives of Party B would like to have an in-person meeting with senior management of MedEquities to discuss a potential transaction but Party B wanted confirmation that the MedEquities Board was supportive of such a meeting with Party B before proceeding.
On August 20, 2018, Mr. McRoberts received an unsolicited call from the chief executive officer of Party C, a strategic buyer, regarding a potential strategic transaction between the parties. Mr. McRoberts asked Party C to provide an indication of value or a range of potential offer prices prior to engaging in discussions regarding a potential transaction.
On August 22, 2018, representatives of senior management of MedEquities and Omega and representatives of Citi participated in an introductory telephone conference to discuss their respective companies and a potential transaction. Following such meeting, representatives of Omega provided Mr. McRoberts with a draft non-disclosure agreement for review by representatives of MedEquities.
On August 22, 2018 and August 23, 2018, representatives of Morrison & Foerster, on behalf of MedEquities, and Omega negotiated the terms of the proposed non-disclosure agreement.
On August 23, 2018, MedEquities and Omega entered into a non-disclosure agreement. The non-disclosure agreement contained a customary “standstill” provision, which prevented Omega from, among other things, making a proposal or public announcement with respect to an acquisition of MedEquities, tender offer or other business combination transaction without MedEquities’ consent, but did not prevent MedEquities from engaging in discussions regarding potential strategic transactions with other potential suitors and did not prevent either party from requesting a waiver of the standstill provision.
On August 24, 2018, representatives of Omega participated in a telephone conference with representatives of MedEquities to discuss Omega’s initial due diligence requests, which included certain operating and financial information regarding MedEquities’ assets and tenants. Also on August 24, 2018, MedEquities provided Omega with access to a virtual data room that had been populated with certain information relating to MedEquities, its assets and its tenants. Upon gaining access to the virtual data room, representatives of Omega commenced their initial due diligence investigation of MedEquities.
Between August 29, 2018 and September 11, 2018, members of Omega’s management team participated in telephone conferences with MedEquities’ management team regarding business due diligence of MedEquities’ assets, tenants, rent coverage ratios and other operating metrics.
On September 4, 2018, Mr. McRoberts received an unsolicited call from the chief executive officer of Party D, a strategic buyer, to express Party D’s interest in a potential asset-level acquisition of MedEquities’ skilled nursing facilities based on its review of MedEquities’ publicly available information. Mr. McRoberts advised Party D that MedEquities was willing to consider an offer for its skilled nursing facilities that ascribed adequate value to the facilities, which would enable MedEquities to focus on acute care assets.

On September 5, 2018, Citi, with the knowledge of MedEquities, presented to Mr. Pickett and other representatives of Omega, an overview of MedEquities and an updated illustrative NAV analysis and capitalization summary of MedEquities based on publicly available information.
On September 7, 2018, a representative of MedEquities participated in a telephone conference with representatives of Party D to answer due diligence questions regarding MedEquities’ skilled nursing facilities and tenants. MedEquities and Party D were subject to a prior mutual non-disclosure agreement, which contained a customary “standstill” provision that prevented either party from, among other things, making a proposal or public announcement with respect to an acquisition of the other party, tender offer or other business combination transaction without the other party’s consent, but did not prevent either party from engaging in discussions regarding potential alternative transactions with other potential suitors and did not prevent either party from requesting a waiver of the standstill provision, allowing Party D to make a topping bid for MedEquities. The standstill provision with Party D expired on November 28, 2018.
On September 11, 2018, Mr. McRoberts received an unsolicited call from the chief executive officer of Party A, inquiring about MedEquities and any updates on due diligence matters. Mr. McRoberts indicated that there had been no material updates.
On September 19, 2018, a representative of Omega sent to a representative of MedEquities Omega’s valuation model with an illustrative NAV analysis of MedEquities and impact on Omega’s funds available for distribution based on a purchase price of  $10.50 per share of MedEquities common stock.
On September 24, 2018, a representative of MedEquities sent to a representative of Omega the previously received valuation model, modifying certain assumptions regarding MedEquities’ NAV and portfolio cash flows. The revised valuation model assumed a revised purchase price of  $11.50 per share of MedEquities common stock.
On September 25, 2018, representatives of MedEquities participated in a telephone conference with a representative of Omega to review and discuss the revised valuation model and related assumptions.
Also on September 25, 2018, the MedEquities Board met telephonically, with members of senior management and representatives of Morrison & Foerster also in attendance, to discuss and consider a proposed amendment to the company’s credit facility, which would, among other things, significantly limit MedEquities’ access to additional borrowings under its credit facility and potentially limit its ability to make distributions to its stockholders. During the meeting, Mr. McRoberts informed the MedEquities Board that he had received unsolicited inquiries from three parties in response to the Bloomberg article, including Omega and Party B. Mr. McRoberts noted that Party B requested an in-person meeting with management of MedEquities to discuss a potential transaction with MedEquities but had requested confirmation that the MedEquities Board was supportive of such a meeting before moving forward. All members of the MedEquities Board noted that they were supportive of management meeting with Party B to discuss a potential transaction.
Also, on September 25, 2018, Mr. McRoberts had a telephone call with Mr. Randy Churchey, MedEquities’ lead independent director, and representatives of Morrison & Foerster to update Mr. Churchey on management’s discussions to date with Omega, Party B and Party D. Mr. McRoberts advised Mr. Churchey that Omega was interested in an all-stock transaction and that the parties had discussed implied valuation ranges from $10.50 to $11.50 per share of MedEquities common stock although no formal offer had been received. Mr. McRoberts also noted that Party B was interested in an all-cash transaction but had not received any confidential information and had not provided an indication of price.
On September 26, 2018, Mr. McRoberts notified representatives of Party B that the MedEquities Board was supportive of management meeting with Party B to discuss a potential transaction.
On September 27, 2018, Party D submitted to MedEquities a written non-binding indication of interest regarding an asset-level acquisition of MedEquities’ 21 skilled nursing facilities for an aggregate gross purchase price between $172.0 million and $181.0 million in cash. The proposal also included a requirement that MedEquities provide Party D with information regarding any skilled nursing facility acquisition it was then pursuing and, for a three-year period after closing, a prohibition on MedEquities acquiring a skilled nursing facility in the United States without first offering such opportunity to Party D. MedEquities did not pursue further discussions with Party D regarding the proposal because, in MedEquities’ view, the proposal represented a capitalization rate applied to the income generated from the assets that significantly undervalued the assets, even assuming a rent reduction on the Texas Ten Portfolio. In addition, the proposal reflected a price that was significantly lower than the value attributed to MedEquities’ skilled nursing facilities in Omega’s initial valuation model from September 19, 2018.
Also on September 27, 2018, Mr. McRoberts received an email from the chief executive officer of Party A, inquiring about MedEquities and any updates on due diligence matters. Mr. McRoberts indicated that there had been no material updates.
In early October 2018, MedEquities’ legal and financial advisors commenced their initial due diligence investigation of Omega based on publicly available information.
On October 1, 2018, Citi, with the knowledge of MedEquities, presented Omega with updated materials regarding Omega’s potential acquisition of MedEquities in an all-stock transaction, including analyses at a range of potential exchange ratios, all of which was based on public information and certain assumptions provided by Omega.
On October 3, 2018, Mr. McRoberts and other members of MedEquities senior management met with representatives of Party B in Nashville, Tennessee, to introduce the respective members of each party’s team and discuss publicly available information on MedEquities’ assets and tenants, as well as a potential transaction between the parties.
On October 4, 2018, a representative of Party B informed MedEquities that Party B wanted to continue discussions with MedEquities regarding a potential transaction and to negotiate a non-disclosure agreement.
On October 5, 2018, Party B sent MedEquities a draft of a non-disclosure agreement to be executed by Party B. Also on October 5, 2018, representatives of Party B and its outside counsel, members of MedEquities management team and representatives of Morrison & Foerster participated in a telephone conference to discuss the non-disclosure agreement and various disclosure matters.
Between October 5, 2018 and October 12, 2018, representatives of Morrison & Foerster and outside legal counsel to Party B negotiated the terms of the proposed non-disclosure agreement.
On October 11, 2018, Omega submitted to MedEquities a written non-binding proposal for an all-stock transaction based on an exchange ratio of 0.333 of a share of Omega common stock for each share of MedEquities common stock, which represented an implied price of  $10.65 per share of MedEquities common stock based on the closing price of Omega common stock on October 12, 2018 and represented a 21.2% premium to the $8.79 closing price of MedEquities common stock on October 12, 2018. Omega’s written proposal stated that the transaction would not require approval of Omega’s stockholders but did not address future dividends on MedEquities common stock. The proposal was contingent on the parties entering into a 60-day exclusivity agreement.
On October 15, 2018, Mr. McRoberts received an unsolicited call from the chief executive officer of Party C regarding a potential strategic transaction between the parties but who would not provide Mr. McRoberts with an indication of value or a range of potential offer prices as Mr. McRoberts had requested during their initial conversation on August 20, 2018.
Also on October 15, 2018, the MedEquities Board met telephonically, with members of senior management and representatives of Morrison & Foerster and Citi in attendance. Mr. McRoberts updated the MedEquities Board on his discussions with Omega and Party B. Mr. McRoberts informed the MedEquities Board that Party B, in early discussions, had acknowledged that an all-cash transaction would need to provide a 15% to 20% premium to the MedEquities common stock, but that Party B had not received any non-public information because Party B had been unwilling to provide a preliminary range of potential purchase prices. Mr. McRoberts also informed the MedEquities Board that Omega had entered into a non-disclosure agreement with MedEquities and had begun conducting a due diligence review of information in the virtual data room. Mr. McRoberts also informed the MedEquities Board of the receipt of the unsolicited inquiry from Party C, noting that Party C had not provided an indication of value or a range of potential offer prices, and advised the MedEquities Board that he did not recommend pursuing Party C due to the smaller size of its portfolio and its relatively high level of indebtedness, which created greater execution risk. Representatives of Citi provided the MedEquities Board with a summary of Omega’s proposal, a preliminary illustrative overview of the combined company and a review of other transaction considerations. A representative of Morrison & Foerster reviewed with the MedEquities Board the duties of directors under applicable law and the application of those duties to the evaluation of a potential sale of the company. A representative of Morrison & Foerster also provided an overview of the board’s options with respect to considering other offers, including a market check prior to signing a definitive merger agreement and a “go-shop” provision or a “window-shop” provision that would permit the company to entertain potentially superior proposals after signing a definitive merger agreement. The MedEquities Board considered the relative merits of continuing discussions with Omega and Party B. After discussing the best path forward to maximizing value for stockholders, the MedEquities Board directed Mr. McRoberts to communicate to both Omega and Party B that the board needed to receive additional valuation analysis from its advisors before deciding how to move forward. The MedEquities Board also directed Mr. McRoberts and/or Citi to communicate to Party B that the MedEquities Board desired a better indication of Party B’s proposed range of potential offer prices before executing a non-disclosure agreement with Party B.
On October 16, 2018, Mr. McRoberts, representatives of Morrison & Foerster and Party B had a telephone conference to discuss the feedback from the MedEquities Board.
On October 18, 2018, MedEquities and Citi signed an engagement letter formalizing the retention of Citi as financial advisor to MedEquities in connection with a potential transaction.
On October 22, 2018, the MedEquities Board met telephonically, with members of senior management and representatives of Morrison & Foerster and Citi in attendance. Mr. McRoberts advised the MedEquities Board regarding the financial model and other information management had provided to Citi since the board meeting on October 15, 2018. Representatives of Citi provided the MedEquities Board with an overview of Omega’s proposal, a preliminary illustrative overview of the combined company and an analysis of the proposed combination at various exchange ratios. Citi advised the MedEquities Board that the proposed exchange ratio of 0.333 represented an implied price of  $10.92 per share of MedEquities common stock, based on the closing price of the Omega common stock on October 19, 2018, the last trading day prior to the meeting. In addition, at the direction of the MedEquities Board, Citi provided the MedEquities Board with an analysis of an illustrative take-private transaction of MedEquities, including a sensitivity analysis of a potential buyer’s internal rates of return. Citi also provided the MedEquities Board with, among other things, certain preliminary financial analyses of MedEquities on a stand-alone basis and certain publicly available information regarding implied premiums paid in selected precedent transactions in the REIT industry. The MedEquities Board, with the assistance of MedEquities’ legal and financial advisors, considered the relative merits of continuing discussions with Omega and Party B and engaging in a broader market check and evaluated various factors, including, among others, timing and deal execution risk, particularly in light of Omega’s indication that it would not participate in an auction process and the limited inquiries that MedEquities had received to date despite the well-publicized market rumors that MedEquities was exploring a sale. In addition, the MedEquities Board considered and evaluated the importance of Omega’s existing platform and familiarity with MedEquities’ assets and operators and the healthcare industry generally, the relative amounts of due diligence Omega and Party B had conducted to date, the historical performance of the Omega common stock and deal protection mechanisms. The MedEquities Board also discussed the factors, risks and uncertainties associated with continuing to operate as a stand-alone company, including the company’s smaller size and high cost of capital relative to its competitors, the resulting limited ability to grow through acquisitions, uncertainty surrounding the Texas Ten Portfolio and the surgery room buildout at Mountain’s Edge Hospital, and the significant discount to NAV at which the MedEquities common stock has traded. After discussing the best path forward to maximizing value for stockholders, the MedEquities Board directed management to enter into a non-disclosure agreement with Party B and to communicate to Omega the MedEquities Board’s desire for a higher exchange ratio and the need for a “window-shop” provision with a two-tier termination fee in the merger agreement pursuant to which MedEquities would have greater flexibility to respond to unsolicited competing proposals following execution of a definitive agreement.

Also on October 22, 2018, a representative of Party C contacted Mr. McRoberts to inquire about entering into a non-disclosure agreement. Mr. McRoberts advised Party C that, in MedEquities’ view, it was premature to enter into a non-disclosure agreement due to various factors, including Party C’s failure to provide a preliminary indication of value or a range of potential offer prices, relatively high level of indebtedness and its lack of access to capital to complete an all-cash transaction.
On October 23, 2018, at the direction of the MedEquities Board, Citi called representatives of Omega to provide feedback from the MedEquities Board meeting, including a counterproposal at an exchange ratio of 0.355 of a share of Omega common stock for each share of MedEquities common stock and the need for a “window-shop” provision in the merger agreement with a lower termination fee during the window-shop period. Omega advised Citi that Omega would discuss MedEquities’ feedback with the Omega Board at their next meeting on October 31, 2018 and indicated that Omega would respond after that meeting. Omega also requested additional due diligence information from MedEquities, including a projected balance sheet as of December 31, 2018 and a revised estimate of transaction costs.
Also on October 23, 2018, MedEquities entered into a non-disclosure agreement with Party B. The non-disclosure agreement did not prevent MedEquities from engaging in discussions in connection with any potential transactions with other potential suitors and did not contain any “standstill” provisions or other restrictions on Party B’s ability to make a proposal to acquire the assets or securities of MedEquities, including a topping bid.
On October, 24, 2018, MedEquities provided Party B with access to a virtual data room that had been populated with, among other information, selected non-public financial and due diligence information relating to MedEquities, its assets and its tenants.
On October 25, 2018, members of management of MedEquities and Omega participated in a telephone conference regarding additional business due diligence on MedEquities.
On October 30, 2018, Citi delivered its relationship disclosure (which we refer to as the “Citi Relationship Disclosure”) to MedEquities, which was subsequently shared and reviewed with the MedEquities Board. In the Citi Relationship Disclosure, Citi included certain disclosures regarding, among other things: (i) Citi’s investment banking, commercial banking and other financial services to both MedEquities and Omega and aggregate compensation received for such services during the prior two-year period; (ii) that, during such period, Citi had not been engaged to provide merger and acquisition, underwriting, lending and financial advisory services to Omega; (iii) that, except as otherwise disclosed, neither Citi nor its affiliates or Citi deal team members were currently providing (or, during the course of the engagement, and without MedEquities’ prior written consent, would provide) any such financial advisory services to Omega in connection with the transaction contemplated by the engagement, and, in the ordinary course of business, Citi employees, including the deal team members, meet with Omega to discuss strategic opportunities and potential transactions involving potential counterparties in Omega’s industry, including MedEquities, and (iv) the content and nature of the discussions Citi had with representatives of Omega and MedEquities prior to Citi being engaged by MedEquities. Subsequently, the MedEquities Board ratified the engagement of Citi as MedEquities’ financial advisor in connection with the merger.
On October 31, 2018, the MedEquities Board met in Nashville, Tennessee, for its regularly scheduled quarterly meeting, with representatives of Morrison & Foerster present and members of senior management present during portions of the meeting. Among other things, Mr. McRoberts advised the MedEquities Board with respect to management’s discussions with Omega and Party B since the MedEquities Board meeting on October 22, 2018, as well as the status of re-tenanting the Texas Ten Portfolio and the recent performance of MedEquities’ key tenants. The MedEquities Board reviewed and discussed MedEquities’ results for the third quarter of 2018 and the revised earnings guidance for 2018. In addition, the MedEquities Board agreed to delay any decision regarding the dividend for the third quarter of 2018 pending resolution of matters related to the Texas Ten Portfolio.
On November 2, 2018, Omega orally conveyed a revised proposal for an all-stock transaction based on an exchange ratio of 0.342 of a share of Omega common stock for each share of MedEquities common stock, assuming a fully diluted share count for MedEquities of approximately 31.9 million shares, and the inclusion of a window-shop provision in the merger agreement with a termination fee equal to 2.0% for

30 days following the execution of the merger agreement and 4.0% thereafter. Later on November 2, 2018, MedEquities orally conveyed a counterproposal of a 0.348 exchange ratio (conditioned upon MedEquities not paying a dividend for the third quarter of 2018) and the inclusion in the merger agreement of a window-shop provision with a termination fee equal to 1.75% with respect to the first 30 days following execution of the merger agreement and 3.75% thereafter.
On November 3, 2018, Omega communicated in writing its agreement to move forward with the 0.348 exchange ratio.
Also on November 3, 2018, Mr. McRoberts had a call with representatives of Party B, who indicated that they were unable to provide a proposed offer price due to the status of their ongoing due diligence.
On November 5, 2018, Omega submitted to MedEquities a revised written non-binding proposal for an all-stock transaction based on an exchange ratio of 0.348 of a share of Omega common stock for each share of MedEquities common stock, as well as the inclusion in the merger agreement of a 30-day window-shop period with a termination fee of 1.75% of MedEquities’ enterprise value for 30 days following execution of the merger agreement and 3.75% thereafter. Omega’s written proposal was contingent on the parties entering into a 45-day exclusivity agreement and subject to customary due diligence and negotiation of a definitive agreement. The proposed exchange ratio of 0.348 represented an implied price of  $11.39 per share of MedEquities common stock based on the closing price of the Omega common stock on November 2, 2018, the last trading day prior to Omega’s submission of the proposal. The closing price of the MedEquities common stock on November 2, 2018 was $8.52 per share.
On November 6, 2018, the MedEquities Board received a summary of the material terms of Omega’s revised offer. All members of the MedEquities Board agreed that they were supportive of moving forward with negotiations based on the proposed terms, including entering into the exclusivity agreement.
Also on November 6, 2018, Omega’s outside legal counsel, Bryan Cave Leighton Paisner LLP (which we refer to as “Bryan Cave”), sent a legal due diligence request list to MedEquities.
On November 6, 2018, MedEquities sent Omega a revised draft of the non-binding term sheet and exclusivity agreement, which reflected, among other things, a two-tier termination fee equal to 1.75% and 3.75% of the implied equity value of MedEquities based on Omega’s effective purchase price (rather than MedEquities’ enterprise value), the ability of MedEquities to pay its regular quarterly dividend of up to $0.21 per share (other than with respect to the third quarter of 2018) and a 30-day exclusivity period.
From November 6, 2018 through November 8, 2018, MedEquities, Omega and their respective legal and financial advisors exchanged additional drafts, and negotiated the terms, of the non-binding term sheet and exclusivity agreement.
On November 8, 2018, Mr. McRoberts received an unsolicited call from a representative of Party C regarding a potential business combination between the parties. Mr. McRoberts advised the representative that, in the view of the MedEquities Board, a combination with Party C was not in the best interests of MedEquities and its stockholders due to the relatively small size of Party C’s portfolio, its high level of indebtedness, failure to provide a preliminary indication of value or a range of potential offer prices, and its lack of access to capital to complete an all-cash transaction.
On November 9, 2018, MedEquities provided Bryan Cave with access to the virtual data room that had previously been provided to Omega.
After the close of trading on the NYSE on November 9, 2018, MedEquities reported its results for the third quarter of 2018 and other recent developments, including (i) revised 2018 per share guidance for net income attributable to common stockholders of  $0.21 to $0.23 (revised down from $0.60 to $0.61), FFO of $0.75 to $0.77 (revised down from $1.13 to $1.15) and AFFO of  $1.00 to $1.02 (revised down from $1.19 to $1.22) primarily as a result of the impact from the Texas Ten Portfolio and (ii) the MedEquities Board’s decision to delay any decision regarding the dividend for the third quarter of 2018 pending resolution of matters related to the Texas Ten Portfolio. On November 10, 2018, MedEquities issued a press release announcing that it had signed a new, 15-year triple-net master lease with Creative Solutions in Healthcare for the Texas Ten Portfolio with initial annual base rent under the lease of  $7,700,000 with annual lease escalators of 2%. Before the opening of trading on the NYSE on November 12, 2018, MedEquities hosted a conference call to discuss its third quarter results and recent developments. The closing price of the MedEquities common stock on November 12, 2018 was $8.24 per share.
Also on November 12, 2018, MedEquities and Omega agreed upon a non-binding term sheet and entered into an exclusivity agreement with an exclusivity period through 5:00 p.m. ET on December 17, 2018. The term sheet provided for, among other things, an exchange ratio of 0.348 of a share of Omega common stock for each share of MedEquities common stock, the ability of MedEquities to pay its regular quarterly dividend of up to $0.21 per share with respect to the fourth quarter of 2018 and all subsequent dividends in accordance with past practice, a 30-day window-shop period following the execution of the merger agreement with a termination fee of 2.00% of the implied equity value of MedEquities based on Omega’s effective purchase price (plus the reimbursement of up to $1.5 million of Omega’s expenses). Following the window shop period the termination fee would increase to 3.75%. The exchange ratio of 0.348 represented an implied price of  $12.24 per share of MedEquities common stock, based on the closing price of the Omega common stock on November 12, 2018.
Also on November 12, 2018, MedEquities informed Party B that MedEquities could not continue discussions regarding a potential transaction with Party B and terminated Party B’s access to the virtual data room. In accordance with the terms of the exclusivity agreement, no representatives of MedEquities or its outside legal and financial advisors engaged in discussions on behalf of MedEquities with any parties regarding a potential transaction, other than the parties involved in the Omega transaction, between the time the exclusivity agreement was signed on November 12, 2018 and the date on which the merger agreement was signed.
On November 13, 2018, Mr. McRoberts received an unsolicited call from the chief executive officer of Party A, inquiring about MedEquities and any updates on due diligence matters. Mr. McRoberts indicated that there were no material updates to report.
On November 15, 2018, Morrison & Foerster provided Bryan Cave with an initial draft of the merger agreement, which included a “window-shop” provision that would provide MedEquities flexibility to respond to unsolicited competing proposals that could lead to a superior proposal.
Also on November 15, 2018, the MedEquities Board met telephonically to discuss the dividend for the third quarter of 2018 and beyond. Mr. McRoberts also updated the MedEquities Board regarding negotiations with Omega. After the close of trading on the NYSE on November 15, 2018, MedEquities issued a press release regarding its dividend policy, including that the MedEquities Board would not declare and pay a dividend for the third quarter of 2018. The closing price of the MedEquities common stock on November 16, 2018 was $7.51 per share.
On November 20, 2018, Mr. McRoberts received unsolicited inquiries from an executive of Party C and Party C’s financial advisor regarding a potential business combination. The representative of Party C did not provide Mr. McRoberts with an indication of value or a range of potential offer prices. On November 21, 2018, MedEquities informed Omega of the unsolicited inquiry in accordance with the terms of the exclusivity agreement. Party C never submitted an indication of interest and there were no further communications between MedEquities and Party C.
On November 24, 2018, Messrs. McRoberts and Pickett had a call during which Mr. Pickett communicated that Omega was not willing to proceed with a transaction at an exchange ratio of 0.348 due to its revised valuation of MedEquities and additional due diligence, as well as the increase in the price of the Omega common stock from $32.74 per share when the 0.348 exchange ratio had been informally agreed upon to $36.33 per share as of November 23, 2018.
On November 25, 2018, Messrs. McRoberts and Churchey and representatives of Morrison & Foerster and Citi had a telephone conference to discuss the feedback from Omega and potential alternatives to a fixed exchange ratio in order to mitigate the risks associated with declines in the Omega common stock price between signing and closing, including a potential all-cash transaction, price collars or floating exchange ratios, each of which had advantages and disadvantages to maximizing value to MedEquities’ stockholders while also providing significant deal certainty.

On November 26, 2018, at the direction of MedEquities, representatives of Citi called representatives of Omega to discuss potential alternatives to mitigate the risks associated with declines in the Omega common stock price between signing and closing. Mr. Pickett indicated that Omega was not open to an all-cash transaction but may be willing to consider a floating exchange ratio with a collar.
From November 28, 2018 through December 6, 2018, representatives of Omega conducted property tours of substantially all of MedEquities’ facilities.
On November 28, 2018, MedEquities received an unsolicited inquiry form Party E, a financial buyer, regarding the acquisition of some or all of MedEquities’ assets. On November 29, 2018, MedEquities informed Omega of the unsolicited inquiry in accordance with the terms of the exclusivity agreement. In early and mid-December, representatives of Party E followed up with members of senior management of MedEquities regarding the possibility of beginning discussions. Party E never submitted an indication of interest and there were no further communications between MedEquities and Party E.
On November 30, 2018, Messrs. McRoberts and Churchey and representatives of Morrison & Foerster and Citi had a telephone conference to discuss, among other things, Omega’s updated view, as communicated to Citi, following additional due diligence, which was substantially complete, that MedEquities’ intrinsic value was between $10.00 and $10.50, and potential alternatives to a fixed exchange ratio, including a floating exchange ratio, a floating exchange ratio with a collar and an all-cash transaction.
On December 4, 2018, Bryan Cave sent Morrison & Foerster a revised draft of the merger agreement.
On December 5, 2018, representatives of Omega had a call with representatives of Citi to communicate that Omega was prepared to submit a revised proposal with an exchange ratio to be set based on an $11.00 price per share of MedEquities common stock, plus a MedEquities special cash dividend of  $0.21 per share to be paid at the closing of the transaction. In addition, MedEquities would be permitted to pay its regular quarterly dividend of up to $0.21 per share with respect to the fourth quarter of 2018 and all subsequent dividends in accordance with past practice, other than with respect to the third quarter of 2018. Mr. Pickett indicated that Omega was not open to an all-cash transaction but may be willing to consider a floating exchange ratio with a collar.
On December 6, 2018, representatives of MedEquities had a call with representatives of Morrison & Foerster and Citi to discuss Omega’s latest proposal.
Also on December 6, 2018, Mr. McRoberts received an unsolicited call from the chief executive officer of Party D to indicate that Party D would be submitting a written non-binding indication of interest to acquire MedEquities.
On December 10, 2018, MedEquities received a written non-binding indication of interest from Party D to acquire all of the issued and outstanding shares of MedEquities common stock for $8.55 per share. The proposal indicated that Party D was open to an all-cash transaction, an all-stock transaction or a combination of cash and stock. On December 10, 2018, MedEquities informed Omega that MedEquities had received a non-binding indication of interest. The closing price of the MedEquities common stock on December 10, 2018 was $6.60 per share.
On December 11, 2018, Mr. McRoberts updated the MedEquities Board regarding the status of negotiations with Omega, including Omega’s desire to reset the exchange ratio based on an $11.00 price per share of MedEquities common stock, plus a special cash dividend of  $0.21 per share to be paid at the closing of the transaction. Mr. McRoberts also informed the MedEquities Board of the written non-binding indication of interest from Party D.
On December 13, 2018, Omega submitted to representatives of Citi a revised proposal with an exchange ratio of 0.285 of a share of Omega common stock for each share of MedEquities common stock, plus a special cash dividend of  $0.21 per share. This revised proposal was communicated to the MedEquities Board on December 13, 2018. Omega’s proposal (inclusive of the special cash dividend) had an implied value of  $10.66 per share of MedEquities common stock, based on the closing price of the Omega common stock on December 13, 2018. The closing price of the MedEquities common stock on December 13, 2018 was $6.83 per share.

On December 16, 2018, the MedEquities Board met telephonically with members of senior management and representatives of Morrison & Foerster and Citi in attendance. Representatives of Citi provided the MedEquities Board with, among other things, an overview of Omega’s revised proposal and a comparison to the November 12 proposal, a preliminary illustrative overview of the combined company, an analysis of the proposed combination at various exchange ratios and certain preliminary financial analysis of MedEquities on a stand-alone basis, as well as an overview of the indication of interest from Party D. The MedEquities Board, with the assistance of MedEquities’ legal and financial advisors, considered the relative merits of continuing discussions with Omega and continuing as a stand-alone company and evaluated various factors, including, among others, the historical performance of the Omega common stock and various alternatives to help protect MedEquities’ stockholders against the risk of a decline in the price per share of Omega common stock between signing the merger agreement and closing, including through seeking a portion of the consideration in cash or otherwise placing floors or collars on the exchange ratio in order to insulate against declines in Omega’s stock price. The MedEquities Board also discussed the operational and financial challenges facing MedEquities. After a lengthy discussion, the MedEquities Board directed management and Citi to communicate the MedEquities Board’s views to Omega.
On December 17, 2018, members of MedEquities’ senior management and representatives of Morrison & Foerster and Citi had telephone conferences to consider various alternatives to protect MedEquities’ stockholders against the risk of a decline in the price per share of Omega common stock between signing the merger agreement and closing, including a higher exchange ratio, a fixed exchange ratio with a symmetrical collar and receiving a portion of the merger consideration in cash. Representatives of Citi presented financial analyses of each of the potential alternatives.
Also on December 17, 2018, at the direction of the MedEquities Board, Citi contacted Omega to explain the MedEquities Board’s desire to protect MedEquities’ stockholders against the risk of a decline in the price per share of Omega common stock and noted potential alternatives to protect MedEquities’ stockholders against such risk, including (i) increasing the fixed exchange ratio offered, (ii) implementing a symmetrical collar and (iii) receiving a portion of the merger consideration in cash.
On December 18, 2018, Mr. McRoberts received a call from the chief executive officer of Party A, inquiring about MedEquities and any updates on due diligence matters. Mr. McRoberts indicated that there had been no material developments regarding due diligence. No further discussions were held with Party A following this call.
On December 19, 2018, Omega communicated to MedEquities a revised proposal with merger consideration for each share of MedEquities common stock comprised of  (i) 0.230 of a share of Omega common stock and (ii) $2.02 in cash, plus a special cash dividend of  $0.21 per share of MedEquities common stock to be paid at closing of the transaction. Omega’s proposal (inclusive of the $0.21 per share dividend) had an implied value of  $10.43 per share of MedEquities common stock, based on the closing price of the Omega common stock on December 19, 2018.
Also on December 19, 2018, members of MedEquities senior management, Mr. Churchey and representatives of Morrison & Foerster and Citi had telephone conferences to discuss Omega’s revised proposal. Based on Omega’s revised proposal, representatives of Citi presented an updated analysis with respect to mitigating the risks associated with a decline in the price per share of Omega common stock between signing the merger agreement and closing.
On December 20, 2018, MedEquities and Omega informally agreed on merger consideration for each share of MedEquities common stock comprised of  (i) 0.235 of a share of Omega common stock, and (ii) $2.00 in cash, plus a special cash dividend of  $0.21 per share of MedEquities common stock to be paid at closing of the transaction. In addition, MedEquities would be permitted to pay its regular quarterly dividend of up to $0.21 per share with respect to the fourth quarter of 2018 and all subsequent dividends in accordance with past practice, other than with respect to the third quarter of 2018. The total consideration (inclusive of the special cash dividend) was equivalent to an offer of  $10.57 per share of MedEquities common stock, which represented a 57.8% premium, in each based on the closing price of the Omega common stock and the MedEquities common stock on December 20, 2018.
Also on December 20, 2018, representatives of Morrison & Foerster and Bryan Cave had a telephone conference to discuss open issues in the merger agreement, transaction structure and related matters.

On December 21, 2018, the MedEquities Board met telephonically with members of senior management and representatives of Morrison & Foerster and Citi in attendance. Mr. McRoberts advised the MedEquities Board regarding the negotiations with Omega since the board meeting on December 16, 2018 and the terms of the current proposal. Representatives of Citi provided the MedEquities Board with a comparison of the current proposal against the prior Omega proposals and a discussion of the implication of the cash consideration component of the revised proposal. The MedEquities Board considered and evaluated the merits of continuing negotiations with Omega and continuing as a stand-alone company. After discussing the best path forward to maximizing value for stockholders, all members of the MedEquities Board indicated that they were supportive of continuing negotiations with Omega based on the revised proposal.
Also on December 21, 2018, Omega provided MedEquities and its legal and financial advisors with access to a virtual data room that had been populated with, among other information, selected financial and due diligence information relating to Omega, its assets and its tenants. Members of management of MedEquities and Omega and representatives of Citi participated in a telephone conference regarding MedEquities’ due diligence on Omega on December 21, 2018.
During the period between December 22, 2018 and January 1, 2019, representatives of Morrison & Foerster and Bryan Cave discussed and negotiated the draft merger agreement and related documents and participated in calls regarding legal due diligence of the other parties, and the parties participated in various calls, together with their respective legal and financial advisors, to negotiate and resolve remaining open points. Significant topics of discussion and negotiation included: the scope and terms of the representations, warranties and covenants, including restrictions on the parties’ activities during the period between signing and closing; and the circumstances under which MedEquities would be permitted to respond to unsolicited competing proposals that could reasonably lead to a superior proposal.
On January 1, 2019, representatives of Morrison & Foerster and Bryan Cave finalized the merger agreement and their respective disclosure schedules. The final merger agreement, together with the final exhibits and disclosure schedules, were then circulated to all parties.
On January 1, 2019, the compensation committee of the MedEquities Board held a telephonic meeting, with representatives of Morrison & Foerster present and Mr. McRoberts present during a portion of the meeting. During the meeting, representatives of Morrison & Foerster reviewed the terms of certain compensation and retention matters relating to MedEquities’ senior management and other employees and the non-employee director compensation policy, which are described elsewhere in this proxy statement/prospectus. Mr. McRoberts was then excused from and disconnected from the telephonic meeting of the compensation committee. A representative of Morrison & Foerster advised the compensation committee that compensation and retention payments were not raised with Omega until all material terms of the transaction had been agreed upon and did not impact the terms of the transaction. The compensation committee discussed the merits of the proposed compensation and retention matters, including, among other factors, the importance of incentivizing senior management and other employees of MedEquities to remain with the company during the period between signing the merger agreement and the closing of the merger. After the discussion, the compensation committee unanimously voted to approve the compensation and severance matters and recommend the compensation and severance matters for approval by the MedEquities Board.
On January 1, 2019, after the meeting of the compensation committee, the MedEquities Board held a telephonic meeting, with members of MedEquities’ senior management and representatives of Morrison & Foerster and Citi participating for portions of the meeting, to consider the proposed final terms of the merger agreement and the matters recommended by the compensation committee. Representatives of Morrison & Foerster reviewed with the MedEquities Board the duties of directors under applicable law and the application of those duties to the evaluation of a potential sale of MedEquities. Representatives of Morrison & Foerster then reviewed certain legal matters and the proposed final terms of the merger agreement that had been provided to the MedEquities Board in advance of the meeting. At the request of the MedEquities Board, Citi provided the MedEquities Board certain financial analyses of the merger consideration and rendered an oral opinion, confirmed by delivery of a written opinion dated January 1, 2019, to the MedEquities Board to the effect that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, the merger consideration (as defined in its opinion and including the closing dividend) provided for pursuant to the merger agreement was fair, from a financial point of view, to the holders (other than Omega and its affiliates) of MedEquities common stock. Mr. Churchey then provided an overview of the compensation committee meeting and the recommendations of the compensation committee regarding the compensation and severance matters. A representative of Morrison & Foerster then walked the MedEquities Board through the proposed corporate approvals for the transaction and the compensation and severance matters. After discussing the proposed transactions and considering the presentations by Morrison & Foerster and Citi and the factors described below in greater detail under “— Recommendations of the MedEquities Board of Directors and Reasons for the Merger” beginning on page 51, the MedEquities Board, subject to finalization and execution of the merger agreement, unanimously (i) determined that it is in the best interests of MedEquities and its stockholders, and declared it advisable, to enter into the merger agreement, (ii) approved the execution, delivery and performance by MedEquities of the merger agreement and the consummation of the transactions contemplated thereby, (iii) resolved to recommend that MedEquities’ stockholders vote in favor of the merger and (iv) approved the compensation and severance matters (with Messrs. McRoberts and Harlan recusing themselves from the vote on their retention agreements).
On January 2, 2019, MedEquities and Omega executed and delivered the merger agreement. Prior to the opening of trading on the NYSE, Omega issued a press release announcing the execution of the merger agreement.
On March 26, 2019, Omega and MedEquities entered into the First Amendment to Agreement and Plan of Merger, which provides that the closing dividend shall be payable to holders of MedEquities common stock as of the closing date of the merger rather than as of the trading day immediately prior to the closing date of the merger. Unless the context otherwise requires, all references herein to the merger agreement refer to the merger agreement as modified by the First Amendment to Agreement and Plan of Merger, which amendment is included in Annex A to this proxy statement/prospectus.
Recommendation of the MedEquities Board and Reasons for the Merger
After careful consideration, the MedEquities Board has unanimously approved the merger, the merger agreement and the other transactions contemplated by the merger agreement, and has declared the merger and the other transactions contemplated by the merger agreement advisable and in the best interests of MedEquities and its stockholders. Accordingly, the MedEquities Board has recommended that the stockholders vote “FOR” Proposal 1, approval of the merger.
In evaluating the merger, and in reaching its decision to approve, and to recommend that MedEquities’ stockholders approve, the merger, the MedEquities Board consulted with MedEquities’ executive management team as well as its outside legal and financial advisors. The MedEquities Board considered a number of factors, including the following material factors that the MedEquities Board viewed as supporting its decision to approve the merger and to recommend that MedEquities’ stockholders approve the merger:
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the current and historical trading prices of MedEquities common stock, and the fact that the merger consideration, together with the closing dividend, had an implied value of  $10.47 per share of MedEquities common stock, which represented a 53.1% premium, in each case based on closing prices of the MedEquities common stock and Omega common stock on December 31, 2018, the last trading day prior to the announcement of the merger agreement;

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the risks and uncertainties of remaining an independent company, including (i) the operating difficulties facing MedEquities and certain of its largest tenants, including with respect to the Texas Ten Portfolio and Fundamental, (ii) the lack of liquidity available to MedEquities under its credit facility, (iii) MedEquities’ inability to access equity capital sufficient to finance its acquisition and investment activities at non-dilutive prices, (iv) MedEquities’ relatively high cost of capital and (v) the resulting difficulty of increasing the size of its portfolio and diversifying its portfolio based on facility types, tenants and geographic locations;

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the portion of the merger consideration in the form of Omega common stock provides MedEquities’ stockholders with the opportunity to have an ownership stake in the combined company, which is expected to provide a number of significant potential strategic opportunities and benefits, including the following:

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the complementary portfolios and business strategies of MedEquities and Omega will allow the combined company to capture immediate and substantial cost synergies in the form of corporate general and administrative cost savings, operating cost savings and interest expense;

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the larger size and scale, improved tenant and geographic diversification, greater public float and better cost of capital of the combined company compared to MedEquities on a stand-alone basis; and

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the transaction is expected to be accretive in the first full year;

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the fact that the trading price of MedEquities common stock has consistently represented a significant discount to MedEquities’ NAV per share;

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the belief that the merger is more favorable to MedEquities’ stockholders than remaining as an independent company;

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the mix of merger consideration between cash and Omega common stock will provide MedEquities’ stockholders with both immediate cash value and an opportunity to continue to participate in the combined company as stockholders;

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the cash portion of the merger consideration protects MedEquities’ stockholders from the full effect of any decrease in the trading price of Omega common stock between the date of the merger agreement and the closing of the merger;

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the portion of the merger consideration payable in Omega common stock is based on a fixed exchange ratio and will not fluctuate as a result of changes in the market price of MedEquities common stock or Omega common stock, which allows MedEquities’ stockholders to benefit from any increase in the trading price of Omega common stock between the date of the merger agreement and the closing of the merger;

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the merger is expected to result in improved liquidity for MedEquities’ stockholders as a result of the larger equity capitalization and stockholder base of Omega;

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the portion of the merger consideration payable in Omega common stock will be listed for trading on the NYSE, which continues to provide liquidity for MedEquities’ common stockholders desiring to liquidate their investment after the merger;

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MedEquities’ ability under certain circumstances, pursuant to the merger agreement, to consider and respond to a different unsolicited written acquisition proposal, and if, after consultation with MedEquities’ outside legal counsel and financial advisor, the MedEquities Board determines in good faith that such acquisition proposal is a superior proposal, and if Omega does not negotiate improvements to the merger agreement that make it superior, the ability of MedEquities to terminate the merger agreement upon the payment of the termination fee;

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MedEquities’ ability, under the merger agreement, (1) (a) to pay a lower termination fee of $6,533,861, plus reimbursement of up to $1,500,000 in expenses, in connection with a superior proposal if MedEquities terminates the merger agreement in connection with the superior proposal within the first 30 days following the date of the merger agreement (subject to an extension for the completion of matching rights periods in accordance with the no-shop provision of the merger agreement, provided that the initial superior proposal notice had been provided to Omega by MedEquities on or prior to the 30th day after the date of the merger agreement), or (b) to pay a termination fee of  $12,250,989 in all other instances, and (2) at any time prior to receipt of stockholder approval, to participate in discussions or negotiations with third parties, under certain circumstances, if the MedEquities Board determines, after consultation with

MedEquities’ outside legal counsel, that failure to do so would be inconsistent with its legal duties and, after consultation with MedEquities’ outside legal counsel and financial advisor, that such acquisition proposal constitutes, or could reasonably be expected to lead to, a superior proposal;
•
subject to the satisfaction of the conditions to closing, the relative deal certainty provided by the facts that Omega has no financing contingency with respect to the cash portion of the merger consideration and repayment of MedEquities’ indebtedness, and the fact that MedEquities has the ability to seek specific performance to require Omega to complete the merger in the event that all conditions to closing have been satisfied;

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the merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and, therefore, is not expected to be taxable to MedEquities’ stockholders with respect to the Omega common stock portion of the merger consideration;

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the terms and conditions of the merger agreement, which were reviewed with the MedEquities Board by MedEquities’ legal advisor, and the fact that such terms and conditions were the product of arms-length negotiations between Omega and MedEquities;

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the opinion, dated January 1, 2019, of Citi to the MedEquities Board as to the fairness, from a financial point of view and as of such date, of the merger consideration (as defined in the opinion and including the closing dividend solely for the purposes of the opinion) to be paid to the holders (other than Omega and its affiliates) of MedEquities common stock, which opinion was based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, as more fully described in the section entitled “— Opinion of MedEquities’ Financial Advisor”;

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the merger agreement permits MedEquities to continue to pay its stockholders regular quarterly dividends of up to $0.21 per share of MedEquities common stock through the consummation of the merger (other than the 2018 third quarter dividend); and

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the fact that the merger would be subject to the approval of MedEquities’ common stockholders, and MedEquities’ common stockholders would be free to reject the merger by voting against the merger for any reason, including if a higher offer were to be made prior to the stockholders meeting (although MedEquities may be required to pay a termination fee under certain circumstances if MedEquities subsequently were to enter into a definitive agreement relating to, or to consummate, an acquisition proposal).

The MedEquities Board also considered the following potentially negative factors in its deliberations concerning the merger agreement and the merger:
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that, because the portion of the merger consideration payable in Omega common stock is based on a fixed exchange ratio, MedEquities’ stockholders will be adversely affected by a decline in the trading price of Omega common stock between the date of the merger agreement and the closing of the merger that could be caused by general market conditions, general economic conditions, matters directly related to Omega that do not otherwise constitute an Omega Material Adverse Effect under the merger agreement, and the merger agreement does not provide for any adjustment to the merger consideration if the market price of Omega common stock declines and does not provide a price-based termination right or other similar protection in favor of MedEquities or MedEquities’ stockholders;

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the risk that the cost savings, operational synergies and other benefits to the MedEquities’ stockholders expected to result from the merger might not be fully realized or not realized at all, including as a result of possible changes in the healthcare real estate industry affecting the markets in which the combined company will operate or as a result of potential difficulties integrating the two companies and their respective operations;

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after the completion of the merger, MedEquities’ stockholders collectively would own approximately 3.4% of the combined company and, therefore, would have significantly less influence over the combined company compared to their influence over MedEquities prior to the merger;

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the significant costs involved in connection with entering into and completing the merger and the substantial time and effort of MedEquities’ executive management team required to consummate the merger and the related disruptions in the operation of MedEquities’ business;

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the restrictions on the conduct of MedEquities’ business contained in the merger agreement, which could delay or prevent MedEquities from undertaking certain activities and capitalizing on certain business opportunities that may arise prior to the consummation of the merger;

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the pendency of the merger or failure to complete the merger may cause harm to MedEquities’ relationships with its employees, tenants and other business associates and may divert the attention of MedEquities’ management and employees away from the day-to-day operation of MedEquities’ business;

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MedEquities’ inability to solicit competing acquisition proposals and the possibility that the $6,533,861 termination fee (plus reimbursement of up to $1,500,000 in expenses) or the $12,250,989 termination fee payable by MedEquities upon the termination of the merger agreement in certain circumstances could discourage other potential bidders from making a competing bid to acquire MedEquities;

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the risk that the merger may not be completed, or may be unduly delayed, due to, among other reasons, the failure of MedEquities’ stockholders to approve the merger proposal or other reasons beyond the control of MedEquities or Omega;

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the fact that, under Maryland law, MedEquities’ stockholders will not be entitled to appraisal rights, dissenters’ rights or similar rights of an objecting stockholder in connection with the merger; and

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the fact that certain directors and executive officers of MedEquities have interests in the merger that may be different from, or in addition to, MedEquities’ stockholders generally (see “— Interests of MedEquities’ Directors and Executive Officers in the Merger”).

The foregoing discussion of the factors considered by the MedEquities Board is not intended to be exhaustive, but rather includes the material factors considered by the MedEquities Board. In reaching its decision to approve, and recommending that MedEquities’ stockholders approve, the merger, the MedEquities Board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. In the event the merger is not consummated for any reason, MedEquities expects to continue to pursue its business plan with the intention of enhancing stockholder value.
Opinion of MedEquities’ Financial Advisor
MedEquities has engaged Citi to act as its financial advisor in connection with the proposed merger. In connection with Citi’s engagement, the MedEquities Board requested that Citi evaluate the fairness, from a financial point of view, to the holders (other than Omega and its affiliates) of the common stock of MedEquities, of the merger consideration (as defined in the opinion and including the closing dividend) to be paid to such holders pursuant to the merger agreement. On January 1, 2019, at a meeting of the MedEquities Board held to evaluate the proposed merger, Citi rendered to the MedEquities Board an oral opinion, confirmed by delivery of a written opinion dated January 1, 2019, to the effect that, as of such date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, the merger consideration (as defined in the opinion and including the closing dividend) to be paid to the holders (other than Omega and its affiliates) of the MedEquities common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders.
The full text of Citi’s written opinion, dated January 1, 2019, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Annex B to this proxy statement/prospectus and is incorporated into this proxy statement/prospectus by reference. The description of Citi’s opinion set forth below is qualified in its entirety by reference to the full text of Citi’s opinion. Citi’s opinion was provided for the information of the MedEquities Board (in its capacity as such) in connection with its evaluation of the merger and was limited to the fairness, from a financial point of view, as of the date of the opinion, of the merger consideration (as defined in the opinion and including the closing dividend) to be paid to the holders (other than Omega and its affiliates) of outstanding MedEquities common stock. Citi expressed no view as to, and its opinion did not address, the underlying business decision of MedEquities to effect or enter into the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for MedEquities or the effect of any other transaction in which MedEquities might engage or consider. Citi’s opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matters relating to the proposed merger or any other matter.
In arriving at its opinion, Citi, among other things:
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reviewed a draft of the merger agreement dated December 31, 2018;

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held discussions with certain senior officers, directors and other representatives of MedEquities and certain senior officers, directors and other representatives of Omega concerning the businesses, operations and prospects of MedEquities and Omega;

•
examined certain publicly available business and financial information relating to MedEquities and Omega as well as certain financial forecasts and other information and data relating to MedEquities and Omega which were provided to or discussed with Citi by the respective managements of MedEquities and Omega, including information relating to the potential strategic implications and operational benefits (including the amount, timing and achievability thereof) anticipated by the managements of MedEquities and Omega to result from the merger;

•
reviewed the financial terms of the merger as set forth in the draft merger agreement in relation to, among other things, current and historical market prices and trading volumes of MedEquities common stock and Omega common stock, the historical and projected earnings and other operating data of MedEquities and Omega, and the capitalization and financial condition of MedEquities and Omega;

•
considered, to the extent publicly available, the financial terms of certain other transactions which Citi considered relevant in evaluating the merger;

•
analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations Citi considered relevant in evaluating those of MedEquities and Omega;

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evaluated certain potential pro forma financial effects of the merger on Omega; and

•
conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as Citi deemed appropriate in arriving at its opinion.

In rendering its opinion, Citi assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Citi and upon the assurances of the managements of MedEquities and Omega that they were not aware of any relevant information that was omitted or that remained undisclosed to Citi. With respect to the financial forecasts and other information and data provided to or otherwise reviewed by or discussed with Citi, Citi was advised by the respective managements of MedEquities and Omega that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of MedEquities and Omega as to the future financial performance of MedEquities and Omega, the potential strategic implications and operational benefits anticipated to result from the merger and the other matters covered thereby, and Citi assumed, with MedEquities’ consent, that the financial results (including with respect to the potential strategic implications and operational benefits anticipated to result from the merger) reflected in such financial forecasts and other information and data would be realized in the amounts and at the times projected. Citi assumed, with MedEquities’ consent, that there would be no developments with respect to any such matters that would have an adverse effect on MedEquities, Omega or the merger or that otherwise would be meaningful in any respect to Citi’s analyses or opinion.

Citi assumed, with MedEquities’ consent, that the merger would be consummated in accordance with its terms, including the declaration and payment of the closing dividend in accordance with and as set forth in Section 2.1(d) of the merger agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on MedEquities, Omega or the contemplated benefits of the merger.
Representatives of MedEquities advised Citi, who further assumed, that the final terms of the merger agreement would not vary materially from those set forth in the draft dated December 31, 2018 reviewed by Citi. Citi also assumed, with MedEquities’ consent, that the merger would be treated as a tax-free reorganization for federal income tax purposes. Citi was advised by the respective managements of MedEquities and Omega, and assumed, with MedEquities’ consent, that each of MedEquities and Omega has operated in conformity with the requirements for qualification as a REIT for U.S. federal income tax purposes since its respective election to be taxed as a REIT and that the merger would not adversely affect such REIT status or operations of the pro forma combined entity resulting from the merger. Citi’s opinion relates to the relative values of MedEquities and Omega. Citi did not express any opinion as to what the value of the Omega common stock actually would be when issued pursuant to the merger or the price at which the Omega common stock would trade at any time. Citi did not make nor was Citi provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of MedEquities or Omega nor did Citi make any physical inspection of the properties or assets of MedEquities or Omega.
Citi’s opinion did not address the underlying business decision of MedEquities to effect the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for MedEquities or the effect of any other transaction in which MedEquities might engage. Citi expressed no view as to, and its opinion did not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of any parties to the merger, or any class of such persons, relative to the merger consideration (as defined in the opinion and including the closing dividend). Citi’s opinion was necessarily based upon information available to Citi, and financial, stock market and other conditions and circumstances existing as of the date of its opinion. The issuance of Citi’s opinion was authorized by Citi’s fairness opinion committee.
In preparing its opinion, Citi performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below is not a complete description of Citi’s opinion or the analyses underlying, and factors considered in connection with, Citi’s opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. Citi arrived at its ultimate opinion based on the results of all analyses and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Citi believes that the analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying such analyses and its opinion.
In its analyses, Citi considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of MedEquities and Omega. No company, business or transaction reviewed is identical or directly comparable to MedEquities or Omega or the merger and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, business segments or transactions reviewed or the results from any particular analysis.
The estimates contained in Citi’s analyses and the ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, Citi’s analyses are inherently subject to substantial uncertainty.

Citi was not requested to, and it did not, recommend or determine the specific consideration payable in the merger. The type and amount of consideration payable in the merger were determined through negotiations between MedEquities and Omega and the decision to enter into the merger agreement was solely that of the MedEquities Board. Citi’s opinion was only one of many factors considered by the MedEquities Board in its evaluation of the merger and should not be viewed as determinative of the views of the MedEquities Board or MedEquities management with respect to the merger or the merger consideration (as defined in the Citi opinion and including the closing dividend).
Financial Analyses
The following is a summary of the material financial analyses prepared and reviewed with the MedEquities Board in connection with the rendering of Citi’s opinion, dated January 1, 2019. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying the opinion of, Citi, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Citi. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary as the tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the financial analyses, could create a misleading or incomplete view of such financial analyses. Citi assumes no responsibility if future results are different from those described whether or not any such difference is material.
For purposes of the financial analyses described below, Citi calculated the merger consideration (as defined in its opinion and including the closing dividend) for purposes of its opinion, which we refer to herein as the implied merger consideration, to be $10.47 which was derived by multiplying the closing price per share of Omega shares of  $35.15 on December 31, 2018, the last trading day prior to delivery of Citi’s opinion, by the exchange ratio of 0.235 shares of Omega for each share of MedEquities to be issued pursuant to the merger, plus the $2.00 in cash consideration and the closing dividend of  $0.21 in cash.
Where discussed, the approximate implied per share equity value reference ranges derived for MedEquities were based on the number of fully diluted shares outstanding (assuming, among other things, the conversion of outstanding in-the-money equity awards) as provided by the management of MedEquities. Financial data for MedEquities and Omega utilized in the financial analyses described below were based on, among other things, internal forecasts and estimates relating to MedEquities prepared by the management of MedEquities (referred to in this section as the “MedEquities forecasts”).
Discounted Cash Flow Analysis
Citi performed a discounted cash flow analysis of MedEquities by calculating the estimated present value of the unlevered, after-tax free cash flows that MedEquities was expected to generate during the fiscal year ending December 31, 2019 through the full fiscal year ending December 31, 2023. Citi first calculated the estimated unlevered free cash flows by taking MedEquities’ Adjusted EBITDA, less stock compensation expense (which for purposes of Citi’s analysis was assumed to be a cash expense), acquisition costs, franchise, excise and other taxes, investments and capital expenditures, net mortgage investments and other cash adjustments of MedEquities. For purposes of its analysis, the estimated terminal value of MedEquities was calculated by applying a selected range of perpetuity growth rates of 0.0% to 1.0%, selected based on Citi’s professional judgment and taking into account, among other things, the MedEquities forecasts and trends in the industry and markets in which MedEquities operates, to MedEquities’ estimated unlevered, after-tax free cash flows for the terminal year of approximately $49.8 million. The present values of the unlevered, after-tax free cash flows and the derived terminal value were adjusted for the forecasted changes in cash flow from net mortgage investments including mortgage loans and mortgage-related securities backed by such loans. The forecasted unlevered, after-tax free cash flows for MedEquities for the fiscal year ending December 31, 2023 and the derived terminal value were then discounted to present values, as of December 31, 2018, using discount rates ranging from 7.9% to 8.7% based upon an analysis of MedEquities’ weighted average cost of capital, which Citi performed utilizing the capital asset pricing model with inputs that Citi determined were relevant based on publicly available data and Citi’s professional judgment.

Based on the above-described analysis, Citi derived a range of implied values per share for MedEquities as of December 31, 2018 of  $8.41 to $12.08, as compared to the implied merger consideration of  $10.47.
Selected Public Companies Analysis
Using publicly available information, including (a) published estimates of calendar year 2019 earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, (b) published estimates of calendar year 2019 FFO per share, and (c) published estimates of NAV per share, Citi reviewed and compared certain financial information for MedEquities to corresponding financial information, ratios and public market multiples, including certain multiple and percentages for EBITDA, FFO and NAV per share, for the following publicly traded corporations in the REIT industry (which we refer to collectively as the “MedEquities Selected Companies”):
•
Omega Healthcare Investors, Inc.;

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Sabra Health Care REIT, Inc.;

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LTC Properties, Inc.;

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CareTrust REIT Inc.;

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Global Medical REIT Inc.;

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Medical Properties Trust, Inc.; and

•
National Health Investors, Inc.

Citi selected the MedEquities Selected Companies based on its professional judgment and experience. Although none of the MedEquities Selected Companies are directly comparable to MedEquities, the companies were selected because they are publicly traded companies with operations or businesses that for purposes of analysis may be considered similar to certain operations of MedEquities.
With respect to each of the MedEquities Selected Companies, Citi calculated:
•
the company’s FFO multiple, which was calculated by dividing the product of  (i) the closing share price on December 31, 2018 multiplied by (ii) the number of fully diluted shares outstanding as of such date divided by the company’s estimated FFO for 2019 (which is based on such company’s consensus analyst forecast) (which we refer to collectively as the “FFO Multiple”);

•
the company’s EBITDA multiple, which is calculated by dividing (i) the equity value plus debt and minority interests, less cash and cash equivalents by (ii) the company’s estimated EBITDA for 2019 (which is based on such company’s consensus analyst forecast) (which we refer to collectively as the “EBITDA Multiple”); and

•
the percentage premium or discount of the company’s share price to its estimated NAV per share (which is based on such company’s consensus analyst forecast) (which we refer to collectively as the “NAV Premium/Discount”).

Financial data of the MedEquities Selected Companies were based on publicly available Wall Street research analysts’ estimates, public filings and other publicly available information. Financial data of MedEquities was based on the MedEquities forecasts and public filings.
The following table presents the results of this analysis:
	FFO Multiple	EBITDA Multiple	NAV Premium/Discount
Omega Healthcare Investors, Inc.	11.4x	13.7x	50.5%
Sabra Health Care REIT, Inc.	7.9x	13.4x	5.4%
LTC Properties, Inc.	13.5x	15.0x	15.5%
CareTrust REIT Inc.	13.6x	13.6x	26.5%
Global Medical REIT Inc.	10.1x	11.7x	(13.9%)
Medical Properties Trust, Inc.	11.2x	12.1x	14.4%
National Health Investors, Inc.	13.5x	15.3x	16.3%

Citi then applied selected ranges of FFO Multiple derived from the MedEquities Selected Companies of 7.9x to 13.6x to the corresponding management forecast of MedEquities of 2019 estimated FFO, selected ranges of EBITDA Multiples derived from the MedEquities Selected Companies of 11.7x to 15.3x to the corresponding management forecast of MedEquities of 2019 estimated EBITDA and selected ranges of NAV Premium/Discount derived from the MedEquities Selected Companies of  (13.9%) to 50.5% to the corresponding range of management estimated MedEquities NAV. This analysis indicated the following implied per share equity value reference ranges for MedEquities, as compared to the implied merger consideration of  $10.47 per share:
Implied Per Share Equity Value Reference Range	Implied Merger Consideration
FFO Multiple: $7.75 – $13.25
EBITDA Multiple: $10.45 – 16.22
NAV Premium/Discount: $9.35 – $18.13	$10.47
Selected Precedent Transactions Analysis
Using public filings and publicly available information, Citi reviewed financial data for the eight selected transactions set forth in the table below (which we collectively refer to as the “MedEquities Selected Transactions”). The MedEquities Selected Transactions were selected by Citi because they involved publicly traded companies within the REIT industry with, based on Citi’s experience with mergers and acquisitions, certain financial, operational or business characteristics that, in Citi’s view, made them sufficiently comparable to MedEquities, Omega and the merger or otherwise relevant for purposes of the comparison.
For each of the MedEquities Selected Transactions, Citi reviewed, among other things, the ratio of the target’s share premium or discount to the estimated NAV based on Wall Street consensus on the last day of trading prior to the announcement of the transaction.
Financial data of the MedEquities Selected Transactions were based on public filings and other publicly available information. The MedEquities Selected Transactions reviewed and the results of this analysis were as follows:
Announcement Date	Buyer	Target	Premium / (Disc.) to Consensus NAV
April 29, 2018	Prologis Inc.	DCT Industrial Trust Inc.	25.0%
June 9, 2017	Digitial Realty Trust	DuPont Fabros Technology	27.8%
August 15, 2016	Mid-America Apartment Community	Post Properties, Inc.	10.7%
December 3, 2015	American Homes 4 Rent	American Residential Properties, Inc.	(19.0%)
November 8, 2015	Weyerhauser	Plum Creek Timber Co. Inc.	0.6%
October 31, 2014	Omega Healthcare Investors Inc.	Aviv REIT Inc.	57.5%
Citi applied the range of implied values derived from the MedEquities Selected Transactions of (19.0%) to 57.5% in the case of the premium or discount to the last consensus NAV to corresponding estimates of NAV range provided by MedEquities’ management. Based on this analysis, Citi derived a range of implied values per share for MedEquities of  $8.78 to $18.98, as compared to the implied merger consideration of  $10.47.
Certain Additional Information
Citi also observed certain additional factors regarding MedEquities that were not considered part of Citi’s financial analyses with respect to its opinion but were referenced for informational purposes, including the following:

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the estimated NAV of MedEquities’ assets based on the MedEquities’ forecasts provided by MedEquities management as well as publicly available Wall Street research analysts’ estimates, which when calculated yielded implied per share equity value reference ranges of  $10.85 to $12.05 per share and $10.69 to $11.27 per share, respectively;

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undiscounted publicly available Wall Street research analysts’ price targets for MedEquities shares, which indicated standalone price targets for MedEquities shares of  $9.00 to $10.50 per share;

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historical trading prices of MedEquities shares during the 52-week period ended December 31, 2018, which indicated low to high closing prices for MedEquities shares during such period of approximately $6.27 to $11.85 per share; and

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historical share premia for precedent transactions in the REIT industry against the last trade prior to announcement of the transaction, which when calculated yielded an implied per share equity value reference range for MedEquities of  $7.43 to $8.26 per share.

Separately, for informational purposes only, Citi performed a series of additional analyses for Omega, including the following:
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an illustrative discounted cash flow analysis of Omega in which Citi calculated the estimated present value (as of December 31, 2018) of the standalone unlevered, after-tax free cash flows that Omega was expected to generate during the fiscal year ending December 31, 2019 through the full fiscal year ending December 31, 2023, based on the forecasts and estimates relating to Omega prepared and provided by Omega management. Citi performed this illustrative analysis by generally utilizing the methodology described in the section above under “— Discounted Cash Flow Analysis” and by applying estimates of Omega’s weighted average cost of capital using discount rates ranging from 6.1% to 6.9%;

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an illustrative analysis for Omega based on all three Valuation Ratios based on the 2019 FFO, generally utilizing the methodology described in the section above under “— MedEquities Selected Public Companies Analysis”, but excluding Omega from the applicable list of selected comparable public companies;

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the estimated net asset value of Omega’s assets based publicly available Wall Street research analysts’ estimates;

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undiscounted publicly available Wall Street research analysts’ price targets for Omega shares; and

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historical trading prices of Omega shares during the 52-week period ended December 31, 2018.

Miscellaneous
MedEquities has agreed to pay Citi for its services in connection with the proposed merger an aggregate fee of approximately $6.0 million, of which $1.0 million was payable upon delivery of Citi’s opinion and the remainder is payable contingent upon consummation of the merger. In addition, MedEquities agreed to reimburse Citi for certain expenses, including reasonable fees and expenses of counsel, and to indemnify Citi and certain related parties against liabilities, including liabilities under federal securities laws, arising from Citi’s engagement.
As the MedEquities Board was aware, Citi and its affiliates in the past have provided, and are currently providing, services to MedEquities unrelated to the proposed merger, for which services Citi and its affiliates have received and expect to receive compensation, including, without limitation, during the two year period prior to the date of its opinion, having acted in February 2017 as a counterparty for an interest rate swap arrangement with MedEquities on a $125 million variable rate term loan and having acted as one of the lenders under MedEquities’ existing $300 million revolving credit facility and term loan, both of which were last refinanced in February 2017 and have subsequently been amended. Citi and its affiliates received during such two year period aggregate fees of approximately $1.5 million from MedEquities for investment banking services. Citi and its affiliates have not provided, and as of the date of its opinion did not provide, any services to Omega. In the ordinary course of its business, Citi and its affiliates may actively trade or hold the securities of MedEquities and Omega for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Citi and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with MedEquities, Omega and their respective affiliates.
MedEquities selected Citi to act as financial advisor in connection with the proposed merger based on Citi’s reputation, experience and familiarity with MedEquities, Omega and their respective businesses. Citi is an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.
Certain MedEquities Unaudited Prospective Financial Information
Other than historically providing periodic earnings guidance, MedEquities does not, as a matter of course, make public management’s forecasts or projections of future performance or earnings. In connection with the proposed merger, MedEquities has determined to make available to its stockholders projections of its anticipated future operating performance for the fiscal years ending December 31, 2019 through December 31, 2023. These projections were provided to the MedEquities Board in connection with its review of the proposed merger and to MedEquities’ financial advisor, Citi, for its use and reliance in connection with its financial analyses and opinion as described in the section entitled “Opinion of MedEquities’ Financial Advisor.” The projections were prepared on an accounting basis consistent with MedEquities’ financial statements; however, the projections were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for prospective financial information or GAAP). MedEquities’ independent registered public accounting firm has not compiled or examined any of the projections or expressed any conclusion or provided any form of assurance with respect to the projections and, accordingly, assumes no responsibility for them.
The projections included below are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and are subject to risks and uncertainties that could cause actual results to differ materially from those statements and should be read with caution. They are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the projections were not prepared by MedEquities in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by MedEquities’ management with respect to, among other things, general economic, market, interest rate and financial conditions, the availability and cost of capital for future investments, MedEquities’ ability to lease its facilities at current or anticipated rents, the timing of borrowers repaying MedEquities’ mortgage investments, changes in the supply of and demand for its properties, risks and uncertainties associated with the development and acquisition of properties, competition within the healthcare real estate industry, real estate and market conditions, and those risks and uncertainties described in MedEquities’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and current reports on Form 8-K filed with the SEC. See “Caution About Forward-Looking Statements”.
None of the assumptions underlying the projections may be realized, and they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond MedEquities’ control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate, and actual results may materially differ. In addition, the projections do not take into account any of the transactions contemplated by the merger agreement, including the merger, which also may cause actual results to materially differ.
For these reasons, as well as the bases and assumptions on which the projections were compiled, the inclusion of the information set forth below should not be regarded as an indication that the projections will be an accurate prediction of future events, or that any recipient of the projections considered, or now considers, them to be necessarily predictive of actual future events, and they should not be relied on as such. The financial projections shown in the table below are included solely to provide MedEquities’ stockholders access to certain financial projections that were made available to the MedEquities Board and

Citi in connection with the proposed merger. The financial projections are not included in this proxy statement/prospectus to influence a MedEquities’ stockholder’s decision whether to vote for the merger and the other transactions contemplated by the merger agreement or for any other purpose. None of MedEquities, Omega or any of their respective affiliates, advisors or other representatives has made, or makes, any representation to any stockholder regarding the information contained in the projections and, except as required by applicable securities laws, neither MedEquities nor Omega intends to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events even in the event that any or all of the assumptions are shown to be in error.
MedEquities uses financial information that has not been prepared in accordance with GAAP, including net operating income (which we refer to as “NOI”), Adjusted EBITDA and FFO. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. MedEquities’ calculation of non-GAAP financial measures may differ from other REITs and NOI, Adjusted EBITDA and FFO are not necessarily comparable with similarly titled metrics used by other companies.
The following table summarizes the financial projections of MedEquities’ management for the fiscal years ending December 31, 2019 through December 31, 2023 with respect to rental income, net, NOI, mortgage interest income, Adjusted EBITDA, FFO and unlevered free cash flow (dollars in millions):
	2019E	2020E	2021E	2022E	2023E
Rental income, net	$56.2	$63.7	$65.3	$66.6	$68.0
NOI(1)	55.1	62.4	64.0	65.3	66.6
Mortgage interest income	3.7	0.8	0.6	0.6	0.3
Adjusted EBITDA(2)	53.6	58.6	58.6	58.2	57.7
FFO(3)	31.1	33.6	33.5	32.1	32.4
Unlevered free cash flow(4)	29.0	29.2	49.3	49.9	55.4

(1)
MedEquities defines NOI as cash rental income (i.e., without adjustments to rental income for the effects of straight line rent), less property-related operating expenses. The NOI presented does not give net effect to noncontrolling interest.

(2)
Below are the line items used to calculate Adjusted EBITDA. MedEquities defines Adjusted EBITDA as net income available to common stockholders plus stock-based compensation expense, acquisition costs, franchise, excise and other taxes, depreciation and amortization, interest expense and net income attributable to noncontrolling interest.

	2019E	2020E	2021E	2022E	2023E
Net Income Available to Common Stockholders	$13.1	$13.7	$13.4	$12.1	$12.3
Stock-based Compensation Expense	2.3	2.5	2.7	2.7	2.7
Acquisition Costs	0.1	—	—	—	—
Franchise, Excise and Other Taxes	0.3	0.3	0.3	0.3	0.3
Depreciation and Amortization	18.5	20.5	20.6	20.6	20.6
Interest Expense	15.4	17.6	17.5	18.5	17.7
Net Income Attributable to Noncontrolling Interest	3.9	3.9	4.0	4.0	4.1
Adjusted EBITDA	$53.6	$58.6	$58.6	$58.2	$57.7

(3)
For a definition of FFO, see “Selected Historical Financial Data — Selected Historical Financial Information of MedEquities.”

(4)
Below are the line items used to calculate unlevered free cash flows. Unlevered free cash flow is defined as Adjusted EBITDA, less stock-based compensation expense, less acquisition costs, less franchise, excise and other taxes, less investments and capital expenditures, less non-cash interest income, less straight-line rental revenue, less net income attributable to noncontrolling interest and plus repayment of MedEquities’ mortgage investments.

	2019E	2020E	2021E	2022E	2023E
Adjusted EBITDA	$53.6	$58.6	$58.6	$58.2	$57.7
Stock Compensation Expense(a)	(2.3)	(2.5)	(2.7)	(2.7)	(2.7)
Acquisition Costs	(0.1)	—	—	—	—
Franchise, Excise and Other Taxes	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)
Investments & Capital Expenditures	(31.8)	(44.0)	—	—	—
Net Mortgage Investments	20.1	25.4	0.7	0.8	5.9
Other Cash Adjustments(b)	(10.3)	(8.0)	(7.1)	(6.1)	(5.2)
Unlevered Free Cash Flows	$29.0	$29.2	$49.3	$49.9	$55.4

(a)
Assumes stock compensation expense is a cash expense.

(b)
Other Cash Adjustments include non-cash interest income, straight line rent adjustments and net income attributable to noncontrolling interest.

The inclusion of selected elements of the financial projections in the tables and accompanying narrative above should not be regarded as an indication that MedEquities and/or any of its affiliates, officers, directors, advisors or other representatives consider the financial projections to be necessarily predictive of actual future events, and this information should not be relied upon as such. MedEquities and/or its affiliates, officers, directors, advisors or other representatives do not give any stockholder or any other person any assurance that the financial results in the financial projections will be realized or that actual results will not differ materially from the financial projections. MedEquities has made no representation to Omega, its affiliates or any other party concerning the financial projections in the merger agreement or any other agreement.
Interests of MedEquities’ Directors and Executive Officers in the Merger
When considering the recommendation of the MedEquities Board, you should be aware that MedEquities’ directors and executive officers have interests in the merger other than their interests as stockholders of MedEquities generally. These interests may be different from, or in conflict with, your interests as a MedEquities stockholder. The members of the MedEquities Board were aware of these additional interests, and considered them when they approved the merger agreement, and in recommending to MedEquities’ stockholders that the merger be approved. Interests of MedEquities’ directors and executive officers that may be different from or in addition to the interests of MedEquities’ stockholders include:
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MedEquities’ executive officers are entitled to severance entitlements under their employment agreements if their employment is terminated in a qualifying termination following closing of the merger;

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MedEquities’ executive officers are eligible to receive lump sum payments under retention agreements, payable as soon as the eighth day following the closing of the merger;

•
the unvested restricted shares of MedEquities common stock held by MedEquities’ directors and executive officers will vest upon closing of the merger; and

•
MedEquities’ directors and executive officers are entitled to continued indemnification, expense advancement and insurance coverage under the merger agreement.

MedEquities is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and may take advantage of certain exemptions from reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, reduced reporting requirements regarding executive compensation and an exemption from the requirement of Sections 14A(a) and (b) of the Securities Act to hold a non-binding advisory vote on the compensation payable to MedEquities’ executive officers in connection with the merger.

Employment Agreements
Each of MedEquities’ current executive officers entered into employment agreements with MedEquities in September 2016 under which they are entitled to severance payments if there is a termination of employment by MedEquities without cause (as defined in the employment agreements), by the executive for good reason (as defined in the employment agreements), or as a result of MedEquities’ non-renewal of the employment agreement term (which we refer to below as a qualifying termination), in each case, following a change in control (as defined in the employment agreements). The employment agreements provide for reduced severance if the termination occurs following a change in control that constitutes an unfavorable limited change in control (as defined in the employment agreements). The consummation of the merger will constitute an unfavorable limited change in control under the employment agreements.
If the executive officer’s employment is terminated in a qualifying termination following an unfavorable limited change in control, in addition to payment of  (i) all accrued but unpaid wages through the termination date; (ii) all accrued but unused vacation through the termination date; (iii) all approved, but unreimbursed, business expenses; and (iv) any earned and accrued but unpaid bonuses, the executive officer would be entitled to the following:
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severance payments equal to the sum of one and one-half times (1.5x) the executive officer’s (A) then current base salary and (B) average annual bonus for the two annual bonus periods completed prior to termination (or target bonus for any fiscal year not yet completed), paid monthly in equal installments over twelve months; and

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reimbursement for any COBRA continuation coverage premiums required for the coverage of the executive (and his eligible dependents) under MedEquities’ major medical group health plan, for a period of 18 months (or, for Messrs. McRoberts and Harlan, for such longer period, up to 24 months, that the executive and his dependents are eligible for COBRA continuation coverage) or until the executive is employed by a third party that provides comparable coverage at no cost to the executive entitled to COBRA coverage.

The executive officers’ entitlement to the severance payments is conditioned on the executive officer executing, and not revoking, a general release of claims and complying with the post-termination restrictive covenants in the employment agreements, which includes confidentiality, non-solicitation and non-competition covenants.
The following table presents estimates of the severance payments, including the COBRA continuation coverage premium reimbursements, each executive officer would receive in connection with a qualifying termination of employment following the merger pursuant to their employment agreements:
Executive Officer	Estimated Maximum Severance(1)
John W. McRoberts	$923,267
William C. Harlan	931,817
Jeffery C. Walraven	811,425

(1)
Estimates are based on the executive officers’ current annual base salaries and 2017 and 2018 annual bonuses, and assume COBRA premiums are reimbursed for the maximum period provided for under the agreements.

Retention Incentive Award Agreements
In connection with the entry into the merger agreement, MedEquities entered into retention incentive award agreements with each of its executive officers, which we refer to as the retention agreements. Pursuant to the retention agreements, if the merger is consummated, Messrs. McRoberts, Harlan and Walraven will be paid cash awards of  $486,000, $186,000 and $121,000, respectively, in each case subject to the satisfaction of the terms and conditions of the applicable retention agreement, which include (i) being employed by MedEquities or an affiliate and in good standing on the closing date of the merger (or having terminated employment due to death or disability before the closing date), (ii) executing and not revoking a general release of claims, and (iii) complying with confidentiality covenants in the retention agreements.
Treatment of Outstanding Equity Awards
Each outstanding restricted share of MedEquities common stock held by MedEquities’ directors and executive officers, whether vested or unvested, that is issued and outstanding immediately prior to the merger effective time will vest in full (if not already vested) and be cancelled and retired and automatically converted into the right to receive the merger consideration, including any fractional share consideration due with respect thereto, any dividend or distributions payable pursuant to the terms of the merger agreement with respect to dividends or distributions by Omega after the merger effective time, and the closing dividend.
Each outstanding MedEquities restricted stock unit will be cancelled and retired and automatically forfeited at the merger effective time and no consideration will be paid with respect thereto. The employment agreements also provide that, in the event of a “change in control” that is an “unfavorable limited change in control,” all of the executive officer’s outstanding unvested time-vesting restricted stock awards will vest, but all of the executive’s unvested performance-vesting restricted stock units will be immediately forfeited.
The following table includes the number of restricted shares of MedEquities common stock held by MedEquities’ executive officers and directors as of the date of this proxy statement/prospectus and the estimated value to be received for such restricted shares, assuming continued employment through the date of the closing of the merger:
Name	Outstanding MedEquities Restricted Shares	Estimated Value of Accelerated Vesting of Unvested Restricted Shares(1)
Named Executive Officer:
John W. McRoberts	25,751	$277,525
William C. Harlan	25,751	277,525
Jeffery C. Walraven	13,168	141,915
Non-Employee Director:
Randall L. Churchey	6,708	72,294
John N. Foy	6,708	72,294
Steven I. Geringer	6,708	72,294
Stephen L. Guillard	6,708	72,294
Elliott Mandelbaum	4,456	48,023
Todd W. Mansfield	4,456	48,023

(1)
Estimates are based on the exchange ratio of 0.235 and assume a price per share of  $37.35 for each share of Omega common stock, which represents the closing price for shares of Omega common stock on the most recent practicable date prior to the filing of this proxy statement/prospectus, plus the $2.00 per share of MedEquities common stock to be paid in cash. Accordingly, the actual value received by the executive officers and directors may be greater or less than those provided above.

Indemnification and Insurance
MedEquities’ charter and bylaws authorize it, and its bylaws require it, to indemnify each present and former director or officer to the maximum extent permitted by Maryland law, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service to MedEquities. In addition, MedEquities is party to indemnity agreements with each of its directors and executive officers that require MedEquities, among other obligations, to indemnify its directors and executive officers against certain liabilities that may arise by reason of their status or service as directors or executive officers. Omega has agreed that each such indemnification obligation, under Maryland law and under the indemnification agreements, will become the joint and several obligations of Omega, the surviving entity and any applicable Omega subsidiary and will survive the merger and continue in full force and effect for a period of six years from the merger effective time.
In addition each of MedEquities and Omega has agreed that MedEquities will indemnify and hold harmless and provide advancement of expenses to, and after the merger effective time, Omega will indemnify and hold harmless and provide advancement of expenses to, each MedEquities officer and director in defense of any proceeding arising out of or pertaining to his or her role as an officer or director or in connection with the negotiation, execution or performance of the merger agreement or any related agreement or transaction contemplated thereby, to the fullest extent permitted by law. Omega is also required to direct the surviving entity to obtain a policy of directors’ and officers’ liability insurance for the benefit of MedEquities’ officers and directors for six years following completion of the merger.
See “The Merger Agreement — Indemnification; Directors’ and Officers’ Insurance.”
Summary of Merger-Related Compensation
The table below includes the merger-related compensation for each of MedEquities’ executive officers, which is described in more detail above:
Name	Estimated Maximum Severance(1)	Estimated Value of Accelerated Vesting of Unvested Restricted Shares(2)	Retention Award	Total
John W. McRoberts	$923,267	$277,525	$486,000	$1,686,792
William C. Harlan	931,817	277,525	186,000	1,395,342
Jeffery C. Walraven	811,425	141,915	121,000	1,074,340

(1)
Estimates are based on the executive officers’ current annual base salaries and 2017 and 2018 annual bonuses, and assume COBRA premiums are reimbursed for the maximum period provided for under the agreements.

(2)
Estimates are based on the exchange ratio of 0.235 and assume a price per share of  $37.35 for each share of Omega common stock, which represents the closing price for shares of Omega common stock on the most recent practicable date prior to the filing of this proxy statement/prospectus. Accordingly, the actual value received by the executive officers may be greater or less than those provided above. For more information, see “— Treatment of Outstanding Equity Awards” above.

Regulatory Approvals
Omega and MedEquities have each agreed to use their reasonable best efforts to take all actions and to do all things necessary, proper or advisable to consummate and make effective the merger and the other transactions contemplated by the merger agreement.
The parties’ respective obligations to complete the merger are conditioned, among other matters, upon (i) the absence of any temporary restraining order, preliminary or permanent injunction or other legal restraint, prohibition or binding order of any court of competent jurisdiction that prohibits the merger, (ii) the absence of any material statute, material rule or material regulation which makes the consummation of the merger illegal and (iii) the SEC having declared effective the registration statement of which this proxy statement/prospectus forms a part, with no stop order in effect and no proceeding by the SEC seeking a stop order.

Listing of Omega Common Stock in the Merger
It is a condition to the completion of the merger that the Omega common stock issuable in connection with the merger be approved for listing on NYSE, subject to official notice of issuance.
De-Listing and Deregistration of MedEquities Common Stock
Pursuant to the merger agreement, when the merger is completed, the MedEquities common stock currently listed on the NYSE will cease to be listed on the NYSE and will be deregistered under the Exchange Act.

THE MERGER AGREEMENT
The following is a summary of the material terms of the merger agreement. This summary and the descriptions of the merger agreement and merger included elsewhere in this proxy statement/prospectus are qualified in their entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not by the following summary or any other information contained in this proxy statement/prospectus. You are encouraged to read the merger agreement carefully and in its entirety before making any decisions regarding the merger agreement and the merger.
This summary is included in this proxy statement/prospectus only to provide you with information regarding the terms and conditions of the merger agreement, and not to provide any other factual information about Omega or MedEquities or their respective subsidiaries or businesses. Factual disclosures about Omega and MedEquities contained in this proxy statement/prospectus or in the public reports of Omega and MedEquities filed with the SEC may supplement, update or modify the factual disclosures about Omega and MedEquities contained in the merger agreement. The merger agreement contains representations, warranties and covenants by Omega, on the one hand, and by MedEquities, on the other hand. Such representations, warranties and covenants are qualified and subject to important limitations agreed to by Omega and MedEquities. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary and elsewhere in this proxy statement/prospectus, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC, and certain of the representations and warranties were qualified by the matters contained in the confidential disclosure letters that Omega and MedEquities each delivered in connection with the merger agreement in addition to certain documents filed with the SEC. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement/prospectus, may have changed since the date of the merger agreement. The representations and warranties in the merger agreement will not survive the completion of the merger.
For the foregoing reasons, the representations and warranties or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of Omega or MedEquities or any of their respective subsidiaries or businesses. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this proxy statement/prospectus or incorporated by reference into this proxy statement/prospectus. See “Where You Can Find More Information”.
Date of the Merger Agreement
The merger agreement was executed by Omega and the Omega OP, on the one hand, and MedEquities, the MedEquities GP and the MedEquities OP, on the other hand, on January 2, 2019.
Structure of the Merger
Pursuant to the terms and subject to the satisfaction or waiver of the conditions set forth in the merger agreement, at the merger effective time, MedEquities will merge with and into Omega, with Omega continuing as the surviving company in the merger. As a result of the merger, Omega will succeed to and assume all of the rights and obligations of MedEquities.
Immediately following the merger effective time, Omega will contribute all of the assets of MedEquities, which in substantial part consist of 100% of the issued and outstanding equity interests in the MedEquities OP, to the Omega OP.

Merger Consideration
Pursuant to the terms and subject to the satisfaction or waiver of the conditions set forth in the merger agreement, at the merger effective time, each share of MedEquities common stock (other than shares held by Omega, MedEquities or their respective wholly owned subsidiaries, which shares shall automatically be cancelled and retired and will cease to exist with no consideration being delivered in exchange therefor) that is issued and outstanding immediately prior to the merger effective time will be cancelled and retired and automatically converted into the right to receive:
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0.235 of a share of Omega common stock (which we refer to as the “exchange ratio”), subject to adjustment under certain limited circumstances as described below, plus the right to receive cash in lieu of any fractional shares of Omega common stock; and

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an amount in cash equal to $2.00, subject to adjustment under certain limited circumstances as described below.

In the event of a stock split, reverse stock split, subdivision, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to MedEquities common stock or Omega common stock prior to the merger effective time, the merger consideration described above will be adjusted appropriately to reflect the same economic effect as contemplated in the merger agreement prior to such event.
Closing Dividend
The merger agreement provides that MedEquities will declare a special dividend (which we refer to as the “closing dividend”) of  $0.21 per share of MedEquities common stock payable to the holders of record of MedEquities common stock as of the end of trading on the NYSE on the trading day immediately prior to the closing date of the merger. The closing dividend will be payable together with the cash consideration from the merger. The closing dividend will be paid by Omega or, if requested by Omega and subject to certain conditions, including the availability of funds of MedEquities, by MedEquities.
Treatment of Restricted Shares and Restricted Stock Units
At the merger effective time, upon the terms and subject to the satisfaction or waiver of the conditions set forth in the merger agreement, outstanding MedEquities equity awards will be treated as follows:
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Restricted Stock.   Each outstanding share of MedEquities restricted stock, whether vested or unvested, will vest in full (if not already vested) and be cancelled and retired and automatically converted into the right to receive the merger consideration, including any fractional share consideration due with respect thereto, any dividend or distributions payable pursuant to the terms of the merger agreement with respect to any dividends or distributions by Omega after the merger effective time and prior to the receipt of the merger consideration by any holder and the closing dividend.

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Restricted Stock Units.   Each outstanding MedEquities restricted stock unit will be cancelled and retired and automatically forfeited at the merger effective time and no consideration will be paid with respect thereto.

Closing and Effective Time of the Merger
Unless the parties otherwise agree in writing, upon the terms and subject to the satisfaction or waiver of the conditions set forth in the merger agreement, the closing of the merger will take place no later than the third business day after the satisfaction or waiver of the conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied or waived at the closing, but subject to the satisfaction or waiver of such conditions at the closing).
Upon the terms and subject to the satisfaction or waiver of the conditions set forth in the merger agreement, the merger will become effective at the time the articles of merger are accepted for record by the State Department of Assessments and Taxation of Maryland, or on such later date and time (not to exceed five business days from filing) as agreed to by Omega and MedEquities and specified in the articles of merger.

The merger is expected to be completed in the first half of 2019. However, the parties cannot predict the exact timing of the completion of the merger or whether the merger will be completed at an earlier or later time, as agreed by the parties, or at all.
Organizational Documents; Directors and Officers
Omega’s charter and bylaws, as in effect immediately prior to the merger effective time, will be the charter and bylaws of Omega, as the surviving corporation in the merger.
The directors and officers of Omega immediately prior to the merger effective time will be the directors and officers of Omega, as the surviving corporation in the merger.
Exchange of Shares in the Merger
Prior to the mailing of MedEquities’ proxy statement relating to the merger, Omega will appoint a U.S. bank or trust company that is reasonably acceptable to MedEquities to act as exchange agent in connection with the merger and to handle the exchange of shares of MedEquities common stock for the merger consideration.
Prior to the merger effective time, Omega will deposit or cause to be deposited with the exchange agent (i) an aggregate number of shares of Omega common stock equal to the number of shares to be issued as merger consideration, and (ii) cash in an amount sufficient to pay the cash portion of the merger consideration, any cash payable in lieu of issuance of fractional shares of Omega common stock, and the closing dividend, in each case, to be held in trust for the benefit of the MedEquities stockholders.
Promptly after the merger effective time, but in no event later than five business days after the merger effective time, the exchange agent will send to each holder of record of MedEquities common stock, whose shares were exchanged pursuant to the merger agreement for the merger consideration, instructions for effecting the exchange of such shares for the merger consideration.
No fractional shares of Omega common stock will be issued upon the conversion of shares of MedEquities common stock. Any holder of MedEquities common stock otherwise entitled to receive a fractional share of Omega common stock pursuant to the merger agreement will be entitled to receive an amount in cash determined by multiplying (i) the amount of the fractional share interest in a share of Omega common stock to which such holder is entitled under the merger agreement, and (ii) the closing sale price of Omega common stock as reported on the consolidated tape at the close of the NYSE regular session of trading on the last trading day immediately preceding the merger effective time.
Any shares of Omega common stock and any funds that had been made available to the exchange agent for the payment of the merger consideration that have not been disbursed to MedEquities stockholders (and are not pending disbursement) within twelve months after the merger effective time will be delivered to Omega. Thereafter, holders will be entitled to look only to Omega (subject to abandoned property, escheat or other similar laws) as general creditors thereof with respect to the payment of any merger consideration that may be payable in respect of any MedEquities common stock held by such holders, pursuant to and in accordance with the merger agreement, without any interest thereon. Any amounts remaining unclaimed by such holders as of the date on which the merger consideration would otherwise escheat to or become property of any governmental authority shall become, to the extent permitted by applicable law, the property of Omega, free and clear of all claims or interest of any person previously entitled thereto.
The stock transfer books of MedEquities will be closed at the merger effective time and after the merger effective time there will be no transfers on the stock transfer records of MedEquities of any shares of MedEquities common stock that were outstanding prior to the merger effective time.
Representations and Warranties
The Omega parties, on the one hand, and the MedEquities parties, on the other hand, made representations and warranties to each other in the merger agreement. The representations and warranties described below and included in the merger agreement were made only for purposes of the merger agreement and as of specific dates, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures filed with or furnished to the SEC and the confidential disclosure letters exchanged by the parties in connection with the execution of the merger agreement. The representations and warranties contained in the merger agreement were solely for the benefit of the parties to the merger agreement and should not be relied upon as characterizations of the actual state of facts or condition of any party or any of their respective subsidiaries, affiliates or businesses. The following is a description of certain of the representations and warranties of the parties contained in the merger agreement:
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organization, corporate power, qualification and subsidiaries;

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delivery of organizational documents;

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capitalization and the absence of certain rights to purchase or acquire securities of the applicable party and its subsidiaries;

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power and authority to enter into the merger agreement and related documents and to consummate the merger and the other transactions contemplated by the merger agreement;

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the absence of conflicts with, or violations of, organizational documents, applicable law or other contractual obligations as a result of the merger;

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required governmental and other regulatory filings, consents and approvals in connection with the merger;

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compliance with applicable laws and possession of applicable permits;

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SEC filings and financial statements, including implementation and maintenance of disclosure controls;

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absence of certain changes or events since January 1, 2018;

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absence of undisclosed liabilities;

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absence of default under organizational documents and indebtedness instruments;

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absence of certain litigation;

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the payment of taxes, the filing of tax returns and other tax matters, including qualification as a REIT and no awareness of any fact or circumstance that could reasonably be expected to prevent the merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

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employee benefits plans and other employee arrangements;

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environmental matters;

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owned and leased real property;

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vote required to approve the merger agreement and the other transactions contemplated by the merger agreement;

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broker’s and investment bankers’ fees payable in connection with the merger;

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status under the Investment Company Act of 1940;

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inapplicability of takeover statutes; and

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absence of certain related party transactions.

In addition, the Omega parties made certain additional representations with respect to sufficiency of funds necessary to complete the merger, and the MedEquities parties made certain additional representations with respect to:
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the absence of off-balance sheet arrangements;

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labor and employment matters;

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ownership or rights with respect to intellectual property;

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certain material contracts;

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leases, rent rolls, development contracts, management agreements and property compliance matters;

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healthcare law compliance;

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insurance matters; and

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the opinion of MedEquities’ financial advisor.

Definition of  “Material Adverse Effect”
Certain representations and warranties of the MedEquities parties and the Omega parties are qualified by a “material adverse effect” standard (that is, they generally will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect). Generally, “material adverse effect” means, with regard to Omega or MedEquities, as applicable, any change, effect, development, circumstance, condition, state of facts, event or occurrence that, individually or in the aggregate, (a) has had or would have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities or results of operations of the applicable party and its subsidiaries, taken as a whole, or (b) would prevent, materially delay or materially impair the ability of the applicable party to consummate the merger on or prior to June 30, 2019, other than (with respect to clause (a)):
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changes after the date of the merger agreement in general United States or global financial, social or economic conditions or effects on capital, financial, credit or securities markets generally (including changes in interest or exchange rates) to the extent that such effects do not disproportionately have a greater adverse impact on the applicable party or its subsidiaries, taken as a whole, relative to other similarly situated participants in the industries and in the geographic regions in which such party and its subsidiaries operate;

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changes after the date of the merger agreement to the industries in which the applicable party and its subsidiaries operate;

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changes after the date of the merger agreement in GAAP (or any interpretation thereof) to the extent that such changes do not disproportionately have a greater adverse impact on the applicable party or its subsidiaries, taken as a whole, relative to other similarly situated participants in the industries in which such party and its subsidiaries operate generally;

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the adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal of any applicable law of or by any governmental authority after the date of the merger agreement to the extent that such adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal does not disproportionately have a greater adverse impact on the applicable party or its subsidiaries, taken as a whole, relative to other similarly situated participants in the industries and in the geographic regions in which the applicable party and its subsidiaries operate generally;

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any actions taken, or the failure to take any action, if such action or such failure to take action is at the written request or with the prior written consent of the other party;

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any effect attributable to the negotiation, execution or announcement of the merger agreement, the merger and the other transactions contemplated by the merger agreement, including any litigation arising therefrom;

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any failure by the applicable party to meet any internal or published projections, estimates or expectations of such party’s revenue, earnings or other financial performance metrics or results of operations for any period, in and of itself, or any failure by such party to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself  (it being understood that the facts or occurrences giving rise or contributing to such failure and that are not otherwise excluded from the definition of a “material adverse effect” may be taken into account);
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any effects after the date of the merger agreement arising out of changes in geopolitical conditions, acts of terrorism or sabotage, the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions or other force majeure events, including any material worsening of such conditions threatened or existing as of the date of the merger agreement;

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any reduction in the credit rating of the applicable party or its subsidiaries, in and of itself  (it being understood that the facts or occurrences giving rise or contributing to such reduction and that are not otherwise excluded from the definition of a “material adverse effect” may be taken into account); and

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with respect to a “company material adverse effect” that relates to the MedEquities parties only, any effects resulting from or relating to certain matters set forth in MedEquities’ confidential disclosure letter.

Conduct of MedEquities’ Business Pending the Merger
MedEquities has agreed to certain covenants in the merger agreement restricting the conduct of its business between the date of the merger agreement and the earlier of the merger effective time or the termination of the merger agreement. In general, except as expressly contemplated by the merger agreement or as required by applicable law, or with the prior written consent of Omega (which consent shall not be unreasonably withheld, delayed or conditioned), MedEquities has agreed to (i) conduct its business in all material respects in the ordinary course of business consistent with past practices, and (ii) use reasonable best efforts to (A) maintain its material assets and properties in their current condition (normal wear and tear excepted), (B) preserve intact in all material respects its current business organization, goodwill, ongoing business and business relationships, including relationships with governmental entities, (C) provided it does not require additional compensation, keep available the services of its present officers, (D) maintain all current insurance policies, and (E) maintain the status of MedEquities as a REIT.
In addition, MedEquities has agreed to specific restrictions on the conduct of its business between the date of the merger agreement and the earlier of the merger effective time or termination of the merger agreement, except as expressly contemplated by the merger agreement, where consented to in writing by Omega or required by applicable law. MedEquities has agreed that it will not, and will not permit any of its subsidiaries to, take any of the following actions (subject, in each case, to exceptions specified below and in the merger agreement or previously disclosed in writing to Omega as provided in the merger agreement):
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amend or propose to amend its certificate of incorporation, bylaws or comparable governing documents of its subsidiaries;

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split, combine, reclassify, subdivide or otherwise amend the terms of its capital stock or other equity securities or ownership interests of MedEquities or its subsidiaries (other than any wholly owned subsidiary);

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declare, set aside or pay any dividend or distribution with respect to shares of its capital stock or the shares of capital stock or equity securities of any subsidiary, except for (i) dividends necessary to maintain MedEquities’ status as a REIT, (ii) regular quarterly dividends in an amount not to exceed $0.21 per share, provided, that MedEquities is not permitted to pay any dividend with respect to the third quarter of 2018, (iii) the closing dividend, (iv) dividends or other distributions by any wholly owned subsidiary to MedEquities or any other subsidiary, (v) dividends with respect to units of limited partnership in the MedEquities OP as required under the MedEquities OP’s organizational documents, and (vi) distributions by any subsidiary that is not wholly owned by MedEquities, as required under its organizational documents;

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redeem, repurchase or otherwise acquire any outstanding shares of its capital stock or other equity interests of MedEquities or its subsidiaries, other than (i) in connection with the surrender of shares of common stock by holders of MedEquities’ restricted shares and restricted stock units to satisfy withholding tax obligations, (ii) the repurchase of  “excess shares” pursuant to MedEquities’ charter, or (iii) in connection with the redemption or repurchase by a wholly owned subsidiary of its own securities;
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issue, sell, pledge, dispose, encumber or grant any shares of capital stock or other equity interests in MedEquities or any of its subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of MedEquities’ or any of its subsidiaries’ shares of capital stock or other equity interests, except for (i) certain affiliate transactions, and (ii) issuances of shares of MedEquities’ common stock upon the vesting of restricted stock units in certain limited circumstances that require Omega’s consent;

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acquire or agree to acquire any real property, personal property or business organization or division or material amount of assets thereof other than personal property at a total cost of less than $500,000 in each instance or $1,000,000 in the aggregate;

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sell, mortgage, pledge, transfer, dispose of or encumber, or effect a deed in lieu of foreclosure with respect to, any real property or any material amount of other non-real property assets, except for (i) certain affiliate transfers, (ii) certain pledges or encumbrances of equity interests in MedEquities’ subsidiaries in connection with MedEquities’ credit agreement, and (iii) sales, transfers or dispositions of property or assets in the ordinary course of business consistent with past practice that do not exceed $10,000,000 in the aggregate upon five business days prior notice to Omega;

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expend or incur any amount under, or enter into, amend, modify, exercise rights or terminate, certain material development contracts, except (i) as contemplated by the existing development contract, or (ii) for up to $2,000,000 in the aggregate of expenditures in the ordinary course of business consistent with past practice that are in excess of the amounts permitted to be paid under clause (i);

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incur, create, assume, prepay, issue, guarantee, endorse or otherwise become responsible for the indebtedness or debt securities of MedEquities or any of its subsidiaries or any other person, as applicable, except for indebtedness (i) under MedEquities’ credit agreement or other existing similar lines of credit for working capital purposes, (ii) under certain existing construction loan facilities, (iii) that does not exceed $2,000,000 in the aggregate and is prepayable without penalty or premium, (iv) that is unsecured inter-company indebtedness, or (v) that is in the form of surety bonds not exceeding $500,000 individually or $1,000,000 in the aggregate;

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refinance, replace or amend the terms of any existing indebtedness unless the terms of such new indebtedness (i) are not, in the aggregate, materially more onerous on MedEquities or its subsidiaries, and do not represent a principal amount that is materially greater than the indebtedness it is replacing, (ii) do not contain a negative pledge arrangement that prohibits the creation of liens, pledges, mortgages and other similar arrangements on assets, subject to certain exceptions (which we refer to as a “negative pledge”), and (iii) do not restrict or prohibit the consummation of the merger;

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except for certain investments that are pending as of the date of the merger agreement, make any loans, advance or capital contributions to or investments in any other person or make any change in any such arrangements, except for (i) loans or advances made pursuant to and expressly disclosed in certain of MedEquities’ existing lease agreements, disbursement agreements, or development agreements, or (ii) loans, advances, capital contributions or investments of not more than $500,000 individually or $2,000,000 in the aggregate and that would not reasonably be expected to adversely impact MedEquities’ status as a REIT;

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make or enter into a guarantee, “keep well” or similar agreement to maintain the financial condition of another entity;

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enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, certain of MedEquities’ material contracts, except for (i) any termination or renewal that occurs automatically pursuant to the existing terms of the applicable contract, (ii) the modification, amendment, waiver or consent under mortgages or related agreements as necessitated by the merger agreement or the transactions contemplated by the merger agreement, provided that such modification, amendment, waiver or consent does not (a) increase the applicable principal amount, (b) create a negative pledge, (c) restrict or prohibit the consummation of the transactions contemplated by the merger agreement, or (d) otherwise adversely affect MedEquities, its subsidiaries or Omega, (iii) certain renewals of MedEquities’ insurance policies, (iv) as may be reasonably necessary to comply with the terms of the merger agreement, or (v) in connection with change orders related to any construction, development, redevelopment or capital expenditure projects that either (x) do not increase the cost of any such project, or (y) are otherwise permitted under the merger agreement;
•
except in connection with leases for MedEquities properties that are multi-tenant medical office buildings or otherwise involving annual rent payments not in excess of  $500,000, enter into, renew, modify or amend in a manner adverse to MedEquities, or assign any rights or claims under, any lease, other than any termination or renewal in accordance with the terms of an existing lease;

•
in connection with a lease for a multi-tenant medical office building, enter into any new lease for in excess of 20,000 square feet of net rentable area, or terminate, materially modify or amend any lease that relates to in excess of 20,000 square feet of net rentable area, except where a tenant exercises a right under an existing lease;

•
waive, release, assign any material rights or claims or make any payment of any material liability before the same comes due in accordance with its terms;

•
waive, release, assign, settle or compromise certain legal proceedings, unless it (i) involves only the payment of monetary damages not to exceed $100,000 in the aggregate and for which MedEquities receives a complete general release, (ii) does not involve the imposition of injunctive relief against MedEquities or its subsidiaries, (iii) does not provide any admission of liability by MedEquities or its subsidiaries, and (iv) is with respect to any legal action involving any present, former or purported holder of shares of MedEquities common stock;

•
(i) hire or terminate any officer, or, in certain circumstances, any other employee who is party to a restricted stock unit award agreement, (ii) increase the amount, rate or terms of compensation, benefits or job grade or title of any of MedEquities’ employees other than increases in salary in the ordinary course of business consistent with past practice in connection with annual review or promotions, (iii) enter into, adopt, amend or terminate any employee benefit plan, subject to certain exceptions, (iv) accelerate the vesting or payment of any compensation, benefit or award under any employee benefit plan, (v) grant any awards under MedEquities’ equity incentive plan or any bonus, incentive, performance or other compensation plan or arrangement, or (vi) allow the vesting or settlement of any outstanding restricted unit award, with certain exceptions;

•
(i) fail to maintain MedEquities’ books and records in all material respects in accordance with GAAP and consistent with past practice, (ii) make any material change to its method of financial accounting in effect as of December 31, 2017, except as required by GAAP or applicable law, or (iii) make any change with respect to accounting policies, principles or practices unless required by GAAP or the SEC;

•
enter into any new line of business;

•
fail to timely file material reports and documents required with governmental authorities;

•
(i) enter into, or modify in an adverse manner, any tax protection agreement, (ii) make, change or rescind any material tax election, (iii) change a material method of tax accounting, (iv) amend any material income tax return, (v) settle or compromise any material Federal, state, local or foreign tax liability, audit, claim or assessment, (vi) enter into any material closing agreement related to taxes, or (vii) surrender any right to claim any material tax refund, or give or request any waiver of a statute of limitation with respect to any material tax return, except, in each case, (A) to the extent required by law, or (B) to the extent necessary to preserve MedEquities’ qualification as a REIT or to qualify or preserve the status of any MedEquities subsidiary as a disregarded entity or partnership for U.S. federal income tax purposes or as a “qualified REIT subsidiary” or “taxable REIT subsidiary”;
•
adopt or authorize a plan of merger, complete or partial liquidation, dissolution, consolidation, recapitalization or bankruptcy reorganization, except with respect to certain subsidiaries that have de minimis assets and liabilities;

•
form any new funds, joint ventures or other pooled investment vehicles except for wholly owned subsidiaries;

•
make or commit to make any capital expenditures in excess of  $500,000 individually or $2 million in the aggregate, except (i) pursuant to the MedEquities budget previously provided to Omega, (ii) for capital expenditures necessary to repair casualty losses of up to $2,000,000 in the aggregate or that are covered by existing insurance, and (iii) for capital expenditures necessary to comply with applicable law or to repair and/or prevent damage to any of MedEquities properties or as is necessary in the event of an emergency situation after prior notice to Omega;

•
amend the engagement letter with MedEquities’ financial adviser in a manner adverse to MedEquities or Omega, or engage other financial advisors in connection with the merger, unless the directors of MedEquities conclude in good faith that such new engagement is required to comply with their duties under applicable law;

•
take or fail to take any action that would, or would reasonably be expected to, cause MedEquities to fail to qualify as a REIT or cause any MedEquities subsidiary to be treated as a corporation for U.S. Federal tax purposes other than as a qualified REIT subsidiary or a taxable REIT subsidiary;

•
take any action or fail to take any action that could reasonably be expected to prevent the merger from qualifying as a reorganization under section 368(a) of the Code;

•
take any action that would reasonably be expected to prevent or materially delay the consummation of the merger or any of the other transactions contemplated by the merger agreement;

•
enter into any contracts with any officer, director or affiliate or any of their respective family members, subject to certain exceptions;

•
take any action that would give dissenters’, appraisal or similar rights to the holders of MedEquities common stock with respect to the merger or any of the other transactions contemplated by the merger agreement; or

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authorize, or enter into, any contract, agreement or binding commitment or arrangement to do any of the foregoing.

Conduct of Omega’s Business Pending the Merger
Omegas has agreed to certain covenants in the merger agreement restricting the conduct of its business between the date of the merger agreement and the earlier of the merger effective time or the termination of the merger agreement. In general, except as expressly contemplated by the merger agreement or as required by applicable law, or with the prior written consent of MedEquities (which consent shall not be unreasonably withheld, conditioned or delayed), Omega has agreed to (i) conduct its business in all material respects in the ordinary course of business consistent with past practices, and (ii) use reasonable best efforts to maintain the status of Omega as a REIT.
In addition, Omega has agreed to specific restrictions on the conduct of its business between the date of the merger agreement and the earlier of the merger effective time or termination of the merger agreement, except where consented to in writing by MedEquities (which consent shall not be unreasonably withheld, conditioned or delayed) or required by applicable law. Omega has agreed that it will not, and will not permit any of its subsidiaries to, take any of the following actions (subject, in each case, to exceptions specified below and in the merger agreement or previously disclosed in writing to MedEquities as provided in the merger agreement):
•
amend or propose to amend its charter, bylaws or comparable governing documents of its material subsidiaries;

•
split, combine, reclassify or subdivide its capital stock or other equity securities or ownership interests of Omega or the Omega OP;

•
declare, set aside or pay any dividend or distribution with respect to its shares of capital stock or the shares of capital stock or other equity securities of any subsidiary, except for (i) dividends necessary to maintain Omega’s status as a REIT, (ii) regular quarterly dividends in an amount not to exceed an annualized rate of  $2.64 per share, (iii) dividends or other distributions by any wholly owned subsidiary to Omega or any other subsidiary, (iv) dividends that are required to be made with respect to units of limited partnership in the Omega OP, and (v) distributions by any subsidiary that is not wholly owned by Omega, as required under its organizational documents;

•
redeem, repurchase or otherwise acquire any outstanding shares of its capital stock or other equity interests of Omega or its subsidiaries, other than (i) in connection with the surrender of shares of common stock by holders of Omega’s restricted shares and other equity awards to satisfy withholding tax obligations, (ii) the repurchase of  “excess shares” pursuant to Omega’s charter, (iii) operating partnership units in accordance with the Omega OP partnership agreement, (iv) in connection with the redemption or repurchase by a wholly owned subsidiary of its own securities, or (v) the conversion or redemption of certain other Omega incentive units;

•
acquire or agree to acquire any real property, personal property or business organization or any division or material assets thereof that would, or would reasonably be expected to, prevent or materially impair or materially delay the ability of the Omega parties to consummate the transactions contemplated by the merger agreement;

•
(i) fail to maintain Omega’s books and records in all material respects in accordance with GAAP and consistent with past practice, (ii) make any material change to its method of financial accounting in effect as of December 31, 2017, except as required by GAAP or applicable law, or (iii) make any change, other than in the ordinary course of business consistent with past practice, with respect to accounting policies, principles or practices unless required by GAAP or the SEC;

•
enter into any new material line of business;

•
fail to timely file material reports or documents required with governmental authorities;

•
adopt or authorize a plan of merger, complete or partial liquidation, dissolution, consolidation, recapitalization or bankruptcy reorganization, except in a manner that would not reasonably be expected to be materially adverse to MedEquities or prevent or impair the ability of the Omega parties to consummate the transactions contemplated by the merger agreement;

•
take or fail to take any action that would, or would reasonably be expected to, cause Omega to fail to qualify as a REIT;

•
take any action or fail to take any action that could reasonably be expected to prevent the merger from qualifying as a reorganization under section 368(a) of the Code;

•
take any action that would reasonably be expected to prevent or materially delay the consummation of the merger or any of the other transactions contemplated by the merger agreement;

•
approve, adopt or enact any “poison pill” or similar stockholder rights plan; or

•
authorize, or enter into any contract, agreement or binding commitment or arrangement to do any of the foregoing.

No Solicitation; Window Shop
Except as described below and in the merger agreement, MedEquities and the MedEquities OP have agreed, from the date of the merger agreement until the earlier of the merger effective time or the termination of the merger agreement in accordance with its terms, that they will not, and will cause their subsidiaries and their respective directors, officers, employees and representatives not to, directly or indirectly:
•
solicit, initiate or knowingly encourage or facilitate any inquiries, proposals or offers with respect to, or the announcement, making or completion of, any acquisition proposal, or any inquiry, proposal or offer that would reasonably be expected to lead to any acquisition proposal;

•
enter into, continue or otherwise participate or engage in any negotiations regarding, or furnish to any person other than Omega or its representatives, any non-public information or data with respect to, any acquisition proposal;

•
approve, recommend, publicly declare advisable or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share exchange agreement, consolidation agreement, option agreement, joint venture agreement or partnership agreement, in each case, related to an acquisition proposal (other than an acceptable confidentiality agreement) or other agreement requiring or having the effect of requiring MedEquities to abandon, terminate or breach its obligations under the merger agreement or fail to consummate the merger; or

•
agree to or propose publicly to do any of the foregoing.

Notwithstanding the foregoing, in the event that, during the period beginning on the date of the merger agreement and continuing for 30 days thereafter, MedEquities or any of its subsidiaries or representatives received a written, unsolicited and bona fide inquiry, proposal, offer or other contact from a third party in connection with any acquisition proposal that the MedEquities’ board of directors determined, after consultation with outside legal counsel and its financial advisors, constituted, or could reasonably have been expected to lead to, a superior proposal, then, during such 30-day period, MedEquities and its representatives could have (i) furnished non-public information or data pursuant to (but only pursuant to) an acceptable confidentiality agreement, provided, that any non-public information provided to any person shall have previously been provided to Omega or shall be provided (to the extent permitted by applicable law) to Omega prior to or concurrently with the time it is provided to such person, and (ii) entered into or otherwise participated in any discussions or negotiations with any such bidder relating to, or in furtherance of such inquiries, proposal or offer in a manner that the MedEquities’ board of directors deemed appropriate in its sole and absolute discretion. This 30-day period has expired without receipt of any written, unsolicited and bona fide inquiry, proposal, offer or other contact from a third party in connection with any such acquisition proposal. Therefore, unless MedEquities complies with the paragraph below, MedEquities shall, and shall cause its subsidiaries and their respective representatives to, immediately cease any discussions, negotiations or communications with any such bidder.
In addition, notwithstanding anything in the merger agreement to the contrary, if prior to MedEquities’ receipt of its required stockholder approval, (i) MedEquities receives a bona fide written acquisition proposal, (ii) such acquisition proposal was not the result of a violation by MedEquities of the non-solicitation restrictions set forth in the merger agreement, and (iii) the MedEquities board of directors determines in good faith after consultation with outside counsel and its financial advisor that such acquisition proposal constitutes, or would reasonably be expected to lead to, a superior proposal, then MedEquities may (x) furnish non-public information with respect to MedEquities to the applicable bidder pursuant to an acceptable confidentiality agreement; provided, that any non-public information provided to any person shall have previously been provided to Omega or shall be provided (to the extent permitted by applicable law) to Omega prior to or concurrently with the time it is provided to such person, and (y) engage in discussions and participate in negotiations with the person making such acquisition proposal.
For purposes of the merger agreement:
•
an “acquisition proposal” means, other than the transactions contemplated by the merger agreement, any proposal, offer or inquiry relating to any direct or indirect acquisition or purchase

(i) of assets or businesses of MedEquities and its subsidiaries that generate 20% or more of the net revenues or net income of MedEquities and its subsidiaries, (ii) that represent 20% or more of the consolidated total assets (based on fair market value) of MedEquities and its subsidiaries, taken as a whole, or (iii) of 20% or more of any class of capital stock, other equity security or voting power of MedEquities; and
•
a “superior proposal” means a bona fide written acquisition proposal (with references to “20%” in the definition of  “acquisition proposal” being replaced with a reference to “80%”) taking into account all legal, financial, regulatory and other aspects of the proposal, including the timing and prospects for completion, and the person making the proposal, that, if consummated, would be more favorable to the MedEquities stockholders from a financial point of view than the transactions contemplated by the merger agreement; provided that such superior proposal did not result from a breach by MedEquities or its subsidiaries or representatives of the merger agreement.

MedEquities is required to notify Omega within one business day after it obtains knowledge of the receipt of an acquisition proposal, the intent to make any acquisition proposal, any inquiry that could reasonably be expected to lead to an acquisition proposal, or any request for non-public information relating to MedEquities in connection with the making of, or intent to make, an acquisition proposal. Such notification shall include, to the extent then known and unless prohibited by the terms of any confidentiality agreement entered into prior to the date of the merger agreement, the identity of the parties and a copy of such acquisition proposal or, if not made in writing, a written description thereof. MedEquities is further required to keep Omega reasonably apprised, on a reasonably current basis, of the status and material terms, including any material or proposed developments with respect to discussions and negotiations concerning any such acquisition proposal.
Changes in MedEquities’ Board Recommendation
In the merger agreement, MedEquities agreed that its Board will not (i)(A) fail to make or withdraw its approval, recommendation or declaration of advisability of the merger or the other transactions contemplated by the merger agreement or (B) adopt, approve, or publicly recommend, endorse or otherwise declare advisable the adoption of any acquisition proposal (each of which we refer to as an “adverse recommendation change”), or (ii) cause or permit MedEquities or its subsidiaries to enter into an agreement relating to an alternative acquisition proposal (other than an acceptable confidentiality agreement).
Notwithstanding the restrictions described above, the MedEquities Board may, at any time prior to receipt of its required stockholder approval, (i) make an adverse recommendation change if (A) MedEquities is not in violation of restrictions on non-solicitation set forth in the merger agreement, and (B) the MedEquities Board has determined in good faith (after consultation with outside counsel and its financial advisors) that the applicable acquisition proposal constitutes a superior proposal and the failure to make an adverse recommendation change would reasonably be expected to be inconsistent with its duties under applicable law, and (ii) make an adverse recommendation change if, in the absence of an acquisition proposal, certain intervening events have occurred and the failure to make an adverse recommendation change would reasonably be expected to be inconsistent with the board of directors’ duties under applicable law.
“Intervening event” means a material event, circumstance, development or change (other than, and not related to, an acquisition proposal) that (i) affects the business, assets or operations of MedEquities and its subsidiaries, (ii) was not known to MedEquities’ Board (assuming consultations with appropriate officers and representatives) on the date of the merger agreement (or, if known, the consequences of which were not known or reasonably foreseeable), (iii) did not result from or arise out of the announcement or pendency of, or any actions required to be taken by MedEquities (or to be refrained from being taken by MedEquities) pursuant to the merger agreement, and (iv) becomes known (or the consequences of which become known) to the MedEquities Board prior to the merger effective time (but, in each case, excluding the following events: changes, in and of themselves, in the general economic or business conditions within the United States or any other jurisdictions in which MedEquities and its subsidiaries operate; changes, in and of themselves, in the market price or trading volume of MedEquities’ stock; or the fact, in and of itself, that MedEquities and its subsidiaries exceed internal or published projections (provided that the underlying causes of such changes or facts shall not be excluded from the definition of intervening events)).
MedEquities is required to notify Omega in writing at least four business days prior to making any adverse recommendation change that the MedEquities Board intends to make an adverse recommendation change in connection with a superior proposal or intervening event, which notice must specify (i) in the case of a superior proposal, the identity of the bidder and all of the material terms and conditions of such superior proposal and a copy of the applicable acquisition agreement, and (ii) in the case of an intervening event, a description of the intervening event. During the four business day period beginning on the date of delivery of such notice, MedEquities is required to offer to negotiate (and, if such offer is accepted, negotiate) with Omega in making adjustments to the terms and conditions of the merger agreement such that (a) in the case of a superior proposal, such superior proposal ceases to be a superior proposal, provided that any subsequent revisions to the acquisition proposal from the third party with respect to whom a four-business day negotiation period had previously occurred will only require two-business day negotiation periods with Omega with respect to any subsequent superior proposals, and (b) in the case of an intervening event, as may be proposed by Omega.
Covenants of the Parties
The merger agreement contains certain covenants and agreements made by the parties, including:
•
the parties’ cooperation in the preparation of this proxy statement/prospectus;

•
each party’s agreement to afford the representatives of the other party reasonable access to all its properties, offices, books, contracts, commitments, personnel and records during normal business hours and in such a manner as not to unreasonably interfere with the operation of any business conducted by the other party;

•
each party’s agreement to cooperate in the preparation and filing of all required notices, registrations and other filings, and to obtain the applicable approvals, consents, authorizations and other confirmations with respect to the merger and the other transactions contemplated by the merger agreement;

•
each party’s agreement to give prompt notice to the other party in connection with any notice or other communication from a governmental authority relating to the merger agreement or the transactions contemplated thereby or from any third party alleging that the consent of such third party is required in connection with the merger or the other transactions contemplated by the merger agreement;

•
MedEquities’ agreement to use its reasonable best efforts to take all actions to cause the termination of certain contractual arrangements;

•
Omega’s agreement to use its reasonable best efforts to take all actions to obtain all approvals, authorizations and other confirmations in respect of certain of its contractual arrangements;

•
MedEquities’ agreement to provide prompt notice to Omega or notice from any person in connection with material violations or exercises of rights under certain of MedEquities’ material contracts and leases;

•
Omega and MedEquities consulting with each other, and providing reasonable opportunity for review and comment by the other party, prior to issuing any press releases or other public statement with respect to the merger;

•
prompt notice from MedEquities to Omega of any legal proceedings related to the merger agreement, the merger or the other transactions contemplated by the merger agreement, brought against MedEquities and/or its directors, officers and/or representatives by MedEquities stockholders;

•
MedEquities’ agreement to give Omega the opportunity to participate in the defense and settlement of any legal proceeding related to the merger agreement, the merger or the other transactions contemplated by the merger agreement against MedEquities and/or its directors by MedEquities stockholders, and to obtain Omega’s written consent prior to the settlement thereof;

•
MedEquities’ agreement to use commercially reasonable efforts to cause to be delivered to Omega resignations executed by each MedEquities director in office as of immediately prior to the merger effective time, effective as of the merger effective time;

•
each party’s agreement to use reasonable best efforts to cause the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code;

•
each of MedEquities and Omega obtaining an opinion of its counsel with regards to such party’s qualification as a REIT under the Code and with regard to the merger qualifying as a reorganization under Section 368(a) of the Code;

•
MedEquities taking all such steps as may be reasonably necessary or advisable to cause any dispositions of MedEquities’ equity securities or any acquisitions of Omega equities securities in connection with the transactions contemplated by the merger agreement by each individual who is a director or officer of MedEquities, or who will become a director or officer of Omega, to be exempt under Rule 16b-3 promulgated under the Exchange Act;

•
Omega’s agreement to use its reasonable best efforts to cause the shares of Omega common stock to be issued in connection with the merger to be approved for listing on the NYSE, subject to official notice of issuance;

•
each party’s agreement, with their respective boards of directors, to use their reasonable best efforts to take all action necessary to ensure that no state takeover statute or similar law or regulation is or becomes applicable to the merger, and if any such takeover statute is or becomes applicable to the merger, to use reasonable best efforts to take all action necessary to ensure that the merger is consummated as promptly as practicable on the terms contemplated by the merger agreement and otherwise to eliminate or minimize the effect of such takeover statute; and

•
MedEquities’ agreement to deliver payoff letters for its outstanding senior indebtedness in form and substance satisfactory to Omega, and reasonably cooperate with Omega upon request in connection with terminating or transferring any swap contracts in connection with the closing of the merger.

Indemnification; Directors’ and Officers’ Insurance
From and after the merger effective time, pursuant to the terms of the merger agreement and subject to certain limitations, Omega has agreed to cause the surviving company and each of its subsidiaries to honor and fulfill in all respects all obligations of MedEquities and its subsidiaries under MedEquities’ and such subsidiaries’ organizational documents and under any indemnification agreements, to the fullest extent permissible by law, to each of the current and former managers, directors, officers, trustees, fiduciaries and agents of MedEquities and such subsidiaries’ (each of which we refer to as a “covered person”) covered by such organizational documents and indemnification agreements with respect to actions in their roles for MedEquities and its subsidiaries prior to the merger effective time. In addition, Omega has agreed that, pursuant to the terms of the merger agreement and subject to certain limitations, for a period of six years after the merger effective time, Omega shall, to the fullest extent permitted by law and to the extent that the applicable covered person would be entitled to indemnification under the organizational documents of MedEquities or its subsidiaries or under any indemnification agreement with MedEquities or any of its subsidiaries, (i) indemnify, defend and hold harmless each covered person against all costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities, claim expenses and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect thereof) in connection with any actual or threatened claim, action, cause of action, suit, litigation, proceeding, arbitration, mediation, interference, audit, assessment, inquiry, investigation, hearing or other legal proceeding arising out of the covered person’s duties or service to MedEquities or its subsidiaries prior to the merger effective time, and (ii) promptly pay or advance to each covered person all expenses in advance of final disposition of any such claim, subject to the receipt by Omega of certain undertakings from the applicable covered person.
Omega has further agreed, for a period of six years after the merger effective time, to maintain MedEquities’ existing directors’ and officers’ liability insurance policies with respect to claims arising from or related to facts or events that occurred at or prior to the merger effective time; provided that Omega is not required to make annual premium payments for such insurance in excess of 300% of the annual premiums paid as of the date of the merger agreement by MedEquities for such insurance and in such event will maintain the most advantageous policy obtainable at a premium that does not exceed 300% of the annual premium as of the date of the merger agreement. In lieu of the foregoing insurance, MedEquities may purchase “tail” insurance coverage for a period of six years after the merger effective time if such insurance can be obtained for an annual premium no greater than 300% of the annual premiums paid as of the date of the merger agreement by MedEquities for such insurance, with terms, conditions, retentions and limits of liability that are at least as favorable as provided in MedEquities’ policies in existence as of the date of the merger agreement.
Dividends
Prior to the closing, (i) MedEquities may continue to pay its regular quarterly dividend in an amount not to exceed $0.21 per share, provided that MedEquities shall not pay any dividend with respect to the third quarter of 2018, and (ii) Omega may continue to pay its regular quarterly dividend in an amount not to exceed an annualized rate of  $2.64 per share.
In addition, Omega and MedEquities may, with notice to the other, declare or pay a special dividend as may be required for such party to qualify as a REIT and to avoid to the extent reasonably possible the incurrence of any entity-level income or excise tax. If one party declares any such REIT dividend, the other party may declare a dividend per share in the same amount, as adjusted by the exchange ratio.
Employees
For a period of one year following the merger effective time, Omega will provide or cause to be provided to each employee of MedEquities and its subsidiaries who continues to be employed by Omega or its subsidiaries following the merger effective time (which we refer to as the “continuing employees”), (i) a base salary or hourly wage that is not less than the applicable base salary or hourly wage in effect immediately prior to the merger effective time, (ii) additional aggregate cash compensation commensurate with the total compensation of such continuing employee immediately prior to the merger effective time, and (iii) other employee benefits (other than any equity awards) that are substantially comparable in the aggregate to benefits provided to such continuing employee immediately prior to the merger effective time.
For purposes of any Omega benefit plans that provide benefits to any continuing employees after the merger effective time, Omega will, or will cause its applicable subsidiary to, (i) fully credit each continuing employee for eligibility and vesting purposes under such employee benefit plan for such continuing employee’s service with MedEquities prior to the merger effective time, (ii) use reasonable best efforts to fully credit each continuing employee for any coinsurance, copayments and deductibles paid and for amounts paid toward any out-of-pocket maximums prior to the date the continuing employee becomes a participant in such employee benefit plan with respect to the calendar year in which such participation commences, and (iii) use reasonable best efforts to waive all limitations as to pre-existing conditions and exclusions with respect to participation and coverage requirements applicable to such continuing employee.
In addition, within five business days following the closing date, Omega will pay or cause one of its subsidiaries to pay to certain employees of MedEquities such employee’s 2018 annual bonus, subject to applicable tax withholdings and unless previously paid by MedEquities prior to such date.

Conditions to Completion of the Merger
The obligations of each of the parties to consummate the merger are subject to the satisfaction (or waiver if permissible under applicable law by each party in writing) at or prior to the merger effective time, of certain conditions, including:
•
the receipt by MedEquities of the affirmative vote of the holders of a majority of the outstanding shares of MedEquities common stock to approve the MedEquities merger proposal;

•
the absence of any law that prohibits, restrains, enjoins or makes illegal the consummation of the merger;

•
the absence of any order by any court of competent jurisdiction that prevents, restrains or enjoins the consummation of the merger or the other transactions contemplated by the merger agreement;

•
the SEC having declared effective the registration statement of which this proxy statement/prospectus forms a part, and the registration statement not being the subject of any stop order or proceedings by the SEC seeking a stop order that has not be withdrawn; and

•
the approval for listing on the NYSE, subject only to official notice of issuance, of the shares of Omega common stock to be issued in the merger.

In addition, the obligation of each of the Omega parties to effect the merger is subject to the satisfaction (or waiver, to the extent permitted by applicable law, by Omega in writing) of the following additional conditions:
•
the representations and warranties of MedEquities set forth in the merger agreement with respect to its organization and qualification, subsidiaries, authority, opinion of its financial advisor, brokers and takeover statutes being true and correct in all material respects as of the date of the merger agreement and as of the closing date (except to the extent made as of an earlier date, in which case as of such earlier date);

•
the representations and warranties of MedEquities set forth in the merger agreement with respect to certain capitalization matters being true and correct in all respects except for de minimis inaccuracies as of the date of the merger agreement and as of the closing date (except to the extent made as of an earlier date, in which case as of such earlier date);

•
the representations and warranties of MedEquities set forth in the merger agreement with respect to the absence of a material adverse effect since January 1, 2018, being true and correct in all respects as of the date of the merger agreement and as of the closing date;

•
the representations and warranties of MedEquities set forth in the merger agreement with respect to all other matters being true and correct as of the date of the merger agreement and as of the closing date (except to the extent made as of an earlier date, in which case as of such earlier date and without giving effect to any materiality or material adverse effect qualifications contained in such representations and warranties), except where the failure to be true and correct has not had and would not reasonably be expected to have a material adverse effect;

•
each MedEquities party having performed or complied in all material respects all of the obligations required to be performed or complied with by it under the merger agreement at or prior to the merger effective time;

•
the receipt of a certificate executed by an officer of MedEquities certifying as to the satisfaction of the conditions set forth in the immediately preceding five bullets;

•
since the date of the merger agreement, there having not occurred any event, occurrence, fact, condition, change, development or effect that has had or would reasonably be expected to have a material adverse effect on MedEquities and its subsidiaries;

•
the receipt of an opinion from Morrison & Foerster LLP, as tax counsel to MedEquities, to the effect that, at all times from MedEquities’ formation through the closing date, MedEquities has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its actual method of operation has enabled MedEquities to meet, through the effective time of the merger, the requirements for qualification and taxation as a REIT under the Code;
•
the receipt of an opinion of Bryan Cave Leighton Paisner LLP, as tax counsel to Omega, to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code; and

•
the receipt of certain consents identified in the merger agreement.

In addition, the obligation of each of the MedEquities parties to effect the merger is subject to the satisfaction (or waiver, to the extent permitted by applicable law, by MedEquities in writing) of the following additional conditions:
•
the representations and warranties of Omega set forth in the merger agreement with respect to its organization and qualification, subsidiaries, authority, brokers and takeover statutes being true and correct in all material respects as of the date of the merger agreement and as of the closing date (except to the extent made as of an earlier date, in which case as of such earlier date);

•
the representations and warranties of Omega set forth in the merger agreement with respect to certain capitalization matters and sufficiency of funds being true and correct in all respects except for de minimis inaccuracies as of the date of the merger agreement and as of the closing date (except to the extent made as of an earlier date, in which case as of such earlier date);

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the representations and warranties of Omega set forth in the merger agreement with respect to the absence of a material adverse effect since January 1, 2018, being true and correct in all respects as of the date of the merger agreement and as of the closing date;

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the representations and warranties of Omega set forth in the merger agreement with respect to all other matters being true and correct as of the date of the merger agreement and as of the closing date (except to the extent made as of an earlier date, in which case as of such earlier date and without giving effect to any materiality or material adverse effect qualifications contained in such representations), except where the failure to be true and correct has not had and would not reasonably be expected to have a material adverse effect;

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each Omega party having performed or complied in all material respects all of the obligations required to be performed or complied with by it under the merger agreement at or prior to the merger effective time;

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the receipt of a certificate executed by an officer of Omega certifying as to the satisfaction of the conditions set forth in the immediately preceding five bullets;

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since the date of the merger agreement, there having not occurred any event, occurrence, fact, condition, change, development or effect that has had or would reasonably be expected to have a material adverse effect on Omega and its subsidiaries;

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the receipt of an opinion from Bryan Cave Leighton Paisner LLP, as tax counsel to Omega, to the effect that, at all times from Omega’s formation through the closing date, Omega has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its actual method of operation has enabled Omega to meet, through the effective time of the merger, the requirements for qualification and taxation as a REIT under the Code; and

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the receipt of an opinion of Morrison & Foerster LLP, as tax counsel to MedEquities , to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Expenses
Except as described below with regard to the effect of termination, all fees and expenses incurred in connection with the transactions contemplated by the merger agreement will be paid by the party incurring such fees or expenses.
Termination of the Merger Agreement
The merger agreement may be terminated at any time prior to the merger effective time under the following circumstances:
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by the mutual written consent of Omega and MedEquities;

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by either Omega or MedEquities, if:

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there has been a breach by the other party of any of the covenants or agreements set forth in the merger agreement, or if any representation or warranty of the other party was inaccurate when made or shall have become inaccurate subsequent to the date of the merger agreement, which breach or failure to be accurate would result in the related closing conditions set forth in the merger agreement not being satisfied, and such breach is not reasonably capable of being cured prior to June 30, 2019 (provided that the terminating party is not itself in breach of any of its representations, warranties, covenants and agreements under the merger agreement such that such party would not be capable of satisfying its closing conditions as of such date);

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the merger is not consummated by 11:59 p.m., New York time on June 30, 2019; provided, that this right to terminate will not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in the merger agreement has been the cause of, or resulted in, the consummation of the merger not occurring prior to such date;

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any governmental authority of competent jurisdiction shall have issued a final, non-appealable order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the merger; provided, that this right to terminate will not be available to any party if the issuance of such final, non-appealable order, decree or ruling or taking of such other action was primarily due to the failure of such party to perform any of its obligations under, or by breach of the merger agreement; or

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the required approval of MedEquities’ stockholders has not been obtained upon a vote thereon at the duly convened stockholders meeting (unless the stockholder meeting has been adjourned or postponed, in which case, at the final adjournment or postponement thereof);

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by Omega, prior to receipt of the MedEquities stockholder approval, if:

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the MedEquities Board shall have changed its recommendation regarding the approval of the merger;

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MedEquities failed to include the MedEquities Board recommendation in this proxy statement/prospectus when mailed to the MedEquities stockholders; or

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a tender or exchange offer relating to MedEquities’ common stock is commenced (other than by Omega or its affiliates) and MedEquities does not announce, within ten business days after the commencement of such tender or exchange offer, an adverse recommendation with respect to such tender or exchange offer;

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by MedEquities, prior to receipt of the MedEquities stockholder approval, if the MedEquities Board authorizes MedEquities, in full compliance with the terms of the merger agreement, to concurrently enter into a definitive agreement with respect to a superior proposal; provided, that prior to or concurrently with such termination, MedEquities pays the termination fee described below to Omega; and provided further, that MedEquities enters into such definitive agreement concurrently with its termination of the merger agreement.

Effect of Termination Generally
If the merger agreement is terminated, it will become null and void, without any liability on the part of the parties, except that certain provisions of the merger agreement, including effect of termination, expenses, notices, definitions, interpretation, counterparts, entire agreement, severability, governing law, jurisdiction, waiver of jury trial, assignment, enforcement and remedies will survive termination. No termination will relieve any party from liability for a “willful breach” of its representations, warranties, covenants or agreements set forth in merger agreement prior to such termination. If Omega terminates the merger agreement and the termination would result in the obligation to pay a termination fee, the payment of the termination fee will be the sole and exclusive remedy of Omega against the MedEquities parties for any loss or damage suffered as a result of the failure of the merger to be consummated or for a breach or failure to perform under the merger agreement or otherwise; provided that the foregoing does not impair the rights of Omega to obtain injunctive relief and/or specific performance in accordance with the terms of the merger agreement prior to any termination of the merger agreement.
For purposes of the merger agreement, a “willful breach” means a material breach that is a consequence of a deliberate and willful act undertaken by the breaching party with the actual knowledge that the taking of such act would be reasonably expected to cause a material breach of the merger agreement.
Termination Fee and Expense Reimbursement
MedEquities is required to make a termination payment to Omega in each of the following instances:
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(i) an acquisition proposal is publicly made, proposed or communicated prior to the MedEquities stockholder meeting (in the case of termination due to a failure to obtain the required MedEquities stockholder vote) or prior to the termination of the merger agreement (in the case of a termination due to MedEquities’ breach of its covenants or agreements under the merger agreement or the inaccuracy of its representations or warranties, under the merger agreement, subject to the reasonable ability to cure described above, or due to a failure to consummate the merger by June 30, 2019), (ii) thereafter the merger agreement is terminated (a) by Omega due to MedEquities’ breach of its covenants or agreements under the merger agreement or the inaccuracy of its representations or warranties under the merger agreement, or (b) by Omega or MedEquities due to (1) a failure to consummate the merger by June 30, 2019 (and the MedEquities stockholder approval was not obtained) or (2) a failure to obtain the MedEquities stockholder consent to the merger, and (iii) within twelve months of such termination, MedEquities enters into a definitive agreement that is later consummated or consummates a transaction contemplated by an acquisition proposal (with all references to 20% in the definition of acquisition proposal being deemed to reference 50%);

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Omega terminates the merger agreement, prior to receipt of the MedEquities stockholder approval, following (i) a change in the MedEquities Board recommendation regarding the approval of the merger, (ii) MedEquities’ failure to include the MedEquities Board’s recommendation in this proxy statement/prospectus when mailed to the MedEquities stockholders, or (iii) the commencement of a tender or exchange offer relating to MedEquities’ common stock (other than by Omega or its affiliates) and MedEquities does not announce, within ten business days after the commencement of such tender or exchange offer, an adverse recommendation with respect to such tender or exchange offer; or

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MedEquities terminates the merger agreement, prior to receipt of the MedEquities stockholder approval, and concurrently enters into a definitive agreement with respect to a superior proposal.

For purposes of the merger agreement, “termination payment” means a cash amount equal to $12,250,989; provided that, in the event that the termination payment becomes payable as a result of a termination on or prior to the date that is 30 days from the date of the merger agreement, subject to certain extensions, either by MedEquities in connection with entering into a definitive agreement with respect to a superior proposal or by Omega in connection with a change in the MedEquities Board’s recommendation, failure to include such recommendation in the proxy statement/prospectus, or the commencement of a tender or exchange offer that is not accompanied by an adverse recommendation, then, in any such case,

“termination payment” means a cash amount equal to the sum of  (i) $6,533,861, plus (ii) an expense reimbursement amount of up to $1,500,000. This 30-day period has expired as of the date of this proxy statement/prospectus, and consequently the lower termination payment is no longer applicable.
Amendment and Modification; Waiver
Subject to the provisions of applicable law and certain exceptions described in the merger agreement, at any time prior to the merger effective time, the merger agreement may be amended, modified and supplemented, whether before or after receipt of the MedEquities stockholder approval, by written agreement of Omega and MedEquities (by action taken by their respective boards of directors); provided, that, after the approval of the merger by the MedEquities stockholders, no amendment may be made which by law requires further approval by the MedEquities stockholders without obtaining such further approval.
Subject to the provisions of applicable law and certain exceptions described in the merger agreement, at any time and from time to time prior to the merger effective time, any party may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement.
Governing Law; Submission to Jurisdiction; No Jury Trial
The merger agreement is governed by the laws of the State of Maryland (without giving effect to conflicts of law principles). Each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Circuit Court for Baltimore City (Maryland) and the United States District Court for the State of Maryland for the purpose of any legal proceeding arising out of or relating to the merger agreement or the merger. Each party also irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to the merger agreement or the transactions contemplated by the merger agreement.
Specific Performance
In addition to any other remedy that may be available to each party, including monetary damages, each of the parties will be entitled to an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically its terms and provisions.
The parties agreed in the merger agreement that irreparable damage would occur in the event that any provision of the merger agreement is not performed in accordance with its specific terms or is otherwise breached and that each party will be entitled to an injunction or injunctions to prevent breaches of the merger agreement by any other party and to specifically enforce the terms and provisions of the merger agreement.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
The following discussion summarizes the anticipated material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (each as defined below) of MedEquities common stock. This summary is based on applicable provisions of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), administrative pronouncements, judicial decisions and final, temporary, and proposed Treasury Regulations, all of which are subject to change (possibly with retroactive effect) or to different interpretations. This discussion assumes that the merger will be completed in accordance with the merger agreement and as further described in this proxy statement/prospectus. This summary does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to the income tax.
The following discussion applies only to U.S. holders and non-U.S. holders of shares of MedEquities common stock who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this summary does not describe all of the U.S. federal income tax considerations that may be relevant to holders of MedEquities common stock that are subject to special treatment under U.S. federal income tax law, including, for example: financial institutions; pass-through entities (such as entities treated as partnerships for U.S. federal income tax purposes) and investors in such entities; persons acting as nominees or otherwise not as beneficial owners; tax-exempt organizations or governmental organizations; U.S. holders whose “functional currency” is not the U.S. dollar; insurance companies; regulated investment companies; REITs; “controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax; traders in securities that elect to use a mark-to-market method of accounting; dealers in securities or foreign currencies; persons holding MedEquities common stock as part of a hedge, straddle, “constructive sale,” “conversion” or other integrated transaction; certain U.S. expatriates; persons who acquired their MedEquities common stock through the exercise of an employee stock option or otherwise as compensation; or individuals subject to the alternative minimum tax. This summary does not address the net investment income tax.
As used herein, the term “U.S. holder” means a beneficial owner of MedEquities common stock that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or if a valid election is in place to treat the trust as a United States person.

Conversely, a “non-U.S. holder” is a beneficial owner of shares who is, for U.S. federal income tax purposes, an individual, corporation, estate or trust and is not a U.S. holder or a holder subject to special treatment under U.S. federal income tax law.
If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds MedEquities common stock the tax treatment of a partner in such partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Any partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) and the partners in such partnership (as determined for U.S. federal income tax purposes), should consult their tax advisors.
No ruling has been or is expected to be requested from the IRS with respect to any matter described in this summary. This discussion of material U.S. federal income tax consequences is not binding on the IRS. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any described herein.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. YOU SHOULD CONSULT YOUR OWN TAX ADVISER REGARDING THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR CIRCUMSTANCES AND THE CONSEQUENCES OF U.S. FEDERAL ESTATE OR GIFT TAX LAWS, STATE, LOCAL, AND NON-U.S. TAX LAWS, AND ANY APPLICABLE INCOME TAX TREATY.
Material U.S. Federal Income Tax Consequences of the Merger
Qualification of the Merger as a Reorganization
The parties intend for the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. It is a condition to the completion of the merger that Bryan Cave Leighton Paisner LLP, tax counsel to Omega, and Morrison & Foerster LLP, tax counsel to MedEquities, each render an opinion to its respective client to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. Such opinions will be subject to customary exceptions, assumptions and qualifications, and will be based on representations made by Omega and MedEquities regarding factual matters, and covenants undertaken by Omega and MedEquities. If any assumption or representation is inaccurate in any way, or any covenant is not complied with, the tax consequences of the merger could differ from those described in the tax opinions and in this discussion. These tax opinions will represent the legal judgment of counsel rendering the opinion and will not be binding on the IRS or the courts. No ruling from the IRS has been or is expected to be requested in connection with the merger. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the conclusions set forth in the tax opinions or below. Accordingly, the tax opinions are not a guarantee of the legal outcome of the merger or any tax benefits that may be derived from the merger.
Consequences of the Merger to U.S. Holders of MedEquities Common Stock
The following discussion summarizes the material U.S. federal income tax consequences of the merger to U.S. holders assuming the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.
Exchange of MedEquities Common Stock for Omega Common Stock and Cash
A U.S. holder of MedEquities common stock will receive a combination of Omega common stock and cash in exchange for shares of MedEquities common stock pursuant to the merger and generally will recognize gain (but not loss) in an amount equal to the lesser of  (1) the amount of gain realized (i.e., the excess of the sum of the amount of cash, other than cash received in lieu of a fractional share of Omega common stock, and the fair market value of the Omega common stock received pursuant to the merger over such holder’s adjusted U.S. federal income tax basis in its shares of MedEquities common stock surrendered) and (2) the amount of cash received pursuant to the merger (excluding any cash received in lieu of a fractional share of Omega common stock). Any gain the U.S. holder recognizes generally will be long-term capital gain if, as of the date of the merger, the U.S. holder’s holding period in its MedEquities common stock surrendered exceeds one year. Long-term capital gain of certain non-corporate U.S. holders, including individuals, is generally taxed at preferential rates under current law.
If a U.S. holder acquired different blocks of MedEquities common stock at different times or different prices, any gain or loss must be determined separately for each block of MedEquities common stock. U.S. holders should consult their tax advisors regarding the manner in which cash and Omega common stock received in the merger should be allocated among different blocks of MedEquities common stock.
In certain cases, if a U.S. holder of MedEquities common stock actually or constructively owns Omega common stock other than Omega common stock received in the merger, the gain that is recognized by the U.S. holder could be treated as having the effect of the distribution of a dividend under the tests described in Section 302 of the Code, in which case such gain would be treated as dividend income for U.S. federal income tax purposes to the extent of the U.S. holder’s ratable share of accumulated earnings and profits as calculated for U.S. federal income tax purposes. Because the possibility of dividend treatment depends upon each holder’s particular circumstances, including the application of constructive ownership rules, U.S. holders of MedEquities common stock should consult their tax advisors regarding the application of the foregoing rules to their particular circumstances.
The aggregate U.S. federal income tax basis of the Omega common stock received (including any fractional shares deemed received and redeemed for cash as described below) in the merger will be equal to the aggregate adjusted U.S. federal income tax basis of the shares of MedEquities common stock surrendered therefor, reduced by the amount of cash received by the U.S. holder pursuant to the merger (excluding any cash received in lieu of a fractional shares of Omega common stock) and increased by the amount of gain (including any portion of the gain that is treated as a dividend as described above, but excluding any gain or loss recognized with respect to cash received in lieu of a fractional share of Omega common stock as described below), if any, recognized by the U.S. holder. If a U.S. holder acquired different blocks of MedEquities common stock at different times or different prices, Treasury Regulations provide guidance on how such holder may allocate its tax basis to shares of Omega common stock received in the merger. U.S. holders should consult their tax advisors regarding the proper allocation of their basis among shares of Omega common stock received in the merger under these Treasury Regulations.
The holding period of the Omega common stock received (including any fractional share deemed received and exchanged for cash as described below) will include the holding period of the MedEquities common stock surrendered. U.S. holders owning blocks of MedEquities common stock acquired at different times or different prices should consult their tax advisors with respect to identifying the holding periods of the particular shares of Omega common stock received in the merger.
Cash in Lieu of a Fractional Share
Cash received by a U.S. holder of MedEquities common stock in lieu of a fractional share of Omega common stock in the merger will be treated as if such fractional share had been issued in connection with the merger and then redeemed by Omega, and such U.S. holder will generally recognize capital gain or loss with respect to such cash payment, measured by the difference, if any, between the amount of cash received and the U.S. holder’s aggregate adjusted tax basis of the MedEquities common stock allocable to such fractional share of Omega common stock. Such capital gain or loss will be long-term capital gain or loss if, as of the merger effective time, the U.S. holder’s holding period in respect of such fractional share is greater than one year. Non-corporate U.S. holders, including individuals, are generally subject to tax on long-term capital gains at preferential rates under current law. The deductibility of capital losses is subject to limitations.
Consequences of the Merger to Non-U.S. Holders of MedEquities Common Stock
The following discussion summarizes the material U.S. federal income tax consequences of the merger to non-U.S. holders assuming the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.
Exchange of MedEquities Common Stock for Omega Common Stock and Cash
A non-U.S. holder’s gain or loss from the merger will be determined in the same manner as that of a U.S. holder. A non-U.S. holder of MedEquities common stock will not be subject to U.S. federal income taxation on any gain recognized from the receipt of the merger consideration, unless (1) the gain is effectively connected with a U.S. trade or business of the non-U.S. holder, (2) the non-U.S. holder is an individual who has been present in the United States for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, or (3) the non-U.S. holder’s MedEquities common stock constitutes a “U.S. real property interest,” or “USPRI,” within the meaning of the Foreign Investment in Real Property Tax Act of 1980 (which we refer to as “FIRPTA”).
A non-U.S. holder of MedEquities common stock whose gain is effectively connected with the conduct of a United States trade or business (and, if required by an applicable income tax treaty, the non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable) will be subject to U.S. federal income tax on such gain on a net basis in the same manner as a U.S. holder. In addition, a non-U.S. holder that is a corporation may be subject to a branch profits tax equal to 30% (or lesser rate under an applicable income tax treaty) on the after-tax amount of such effectively connected gain.
A non-U.S. holder of MedEquities common stock who is an individual present in the United States for 183 days or more in the taxable year of the merger and who meets certain other requirements will be subject to a flat 30% tax on the gain derived from the merger, which may be offset by U.S.-source capital losses of such non-U.S. holder, if any.
If the non-U.S. holder’s MedEquities common stock constitutes a USRPI under FIRPTA, such non-U.S. holder will be subject to U.S. federal income tax on the gain recognized in the merger on a net basis in the same manner as a U.S. holder. A non-U.S. holder’s MedEquities common stock generally will not constitute a USRPI, and gain recognized by a non-U.S. holder generally will not be taxed under FIRPTA if  (1) such non-U.S. holder has owned, actually or constructively, not more than 10% of MedEquities’ outstanding common stock during the five-year period ending on the date of the merger (or, if shorter, the period during which the non-U.S. holder held the stock) or (2) MedEquities is a “domestically controlled REIT”. A domestically controlled REIT is a REIT in which, at all times during a specified testing period, less than 50% in value of its stock or beneficial interests are held directly or indirectly by non-U.S. holders. Because MedEquities is publicly traded, it cannot be certain that it is domestically controlled.
If MedEquities is not domestically controlled, a non-U.S. holder that owns more than 10% in value of MedEquities’ common stock will be subject to U.S. federal income tax on that holder’s gain in its MedEquities common stock unless the holder owns more than 10% in value of Omega’s common stock immediately after the merger, Omega is not a domestically-controlled REIT immediately after the merger, and the non-U.S. holder complies with certain U.S. return filing requirements. Because Omega is publicly traded, it cannot be certain that it is domestically controlled. If a non-U.S. holder is subject to tax on its exchange of MedEquities common shares in the merger, its gain will be measured by the excess of  (i) the sum of the fair market value of the Omega common stock received plus any cash received over (ii) the non-U.S. holder’s adjusted tax basis in its MedEquities common stock.
Cash in Lieu of a Fractional Share
A non-U.S. holder of MedEquities common stock that receives cash in lieu of a fractional share of Omega common stock generally will be treated as having received such fractional share in the merger and then as having received cash in exchange for such fractional share. Gain or loss generally will be recognized based on the difference between the amount of cash received in lieu of the fractional share and the tax basis allocated to such fractional share of Omega common stock and will be subject to U.S. federal income taxation if the non-U.S. holder is subject to U.S. federal income tax with respect to the Omega common stock under the rules discussed above.
Closing Dividend
MedEquities will declare the closing dividend in the amount of  $0.21 per share payable to the holders of MedEquities common stock as to the closing date of the merger. To the extent Omega and MedEquities determine that MedEquities is the source of the funds used to pay the closing dividend and that the pre-closing dividend properly may be claimed by MedEquities as a dividend, in whole or in part, deductible against REIT taxable income, then MedEquities and Omega intend to take the position that the closing dividend is not taxable as part of the merger consideration. In that case, Omega, as the successor to MedEquities, intends to file information returns reporting the amount of the closing dividend to both U.S. holders and non-U.S. holders as REIT dividend income by MedEquities, to the extent of MedEquities’ earnings and profits, and subject any such amounts to any applicable withholding that may be required. To the extent that the conditions described above do not exist, Omega and MedEquities intend to treat the closing dividend as additional cash merger consideration, the tax consequences of which have been previously described.
Certain Reporting Requirements
Under applicable Treasury Regulations, “significant holders” of MedEquities common stock generally will be required to comply with certain reporting requirements. A U.S. holder should be viewed as a

“significant holder” if, immediately before the merger, such holder held 5% or more, by vote or value, of the total outstanding MedEquities common stock. Significant holders generally will be required to file a statement with the holder’s U.S. federal income tax return for the taxable year that includes the merger. That statement must set forth the holder’s tax basis in, and the fair market value of, the MedEquities common stock surrendered pursuant to the merger (both as determined immediately before the surrender of shares), the date of the merger, and the name and employer identification number of Omega and MedEquities, and the holder will be required to retain permanent records of these facts. U.S. holders should consult their tax advisors as to whether they may be treated as a “significant holder”.
Information Reporting and Backup Withholding
Certain holders of MedEquities common stock may be subject to backup withholding of U.S. federal income tax with respect to any cash payments received in connection with the merger, including with respect to cash received in lieu of fractional shares pursuant to the merger. Backup withholding generally will not apply, however, to a holder of MedEquities common stock that furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on IRS Form W-9, or provides a properly completed IRS Form W-8BEN or W-8BEN-E, or is otherwise exempt from backup withholding and provides appropriate proof of the applicable exemption. Backup withholding is not an additional tax, and any amounts withheld will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, if any, provided that the holder timely furnishes the required information to the IRS.
THE PRECEDING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE POTENTIAL TAX CONSEQUENCES OF THE MERGER. HOLDERS OF MEDEQUITIES COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER APPLICABLE TAX LAWS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
REIT Qualification of MedEquities and Omega
Tax Opinions from Counsel Regarding REIT Qualification of MedEquities and Omega
It is a condition to the obligation of Omega to complete the merger that Omega receive an opinion from Morrison & Foerster LLP to the effect that, for all taxable years commencing with MedEquities’ taxable year ended December 31, 2014 and until the closing of the merger, MedEquities has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code. The opinion of Morrison & Foerster LLP will be subject to customary exceptions, assumptions and qualifications, and be based on representations made by MedEquities regarding factual matters (including those contained in tax representation letters provided by MedEquities) relating to the organization and operation of MedEquities and its subsidiaries.
It is a condition to the obligation of MedEquities to complete the merger that MedEquities receive an opinion from Bryan Cave Leighton Paisner LLP to the effect that, for all taxable years commencing with Omega’s taxable year ended December 31, 1992 and until the closing of the merger, Omega has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code. The opinion of Bryan Cave Leighton Paisner LLP will be subject to customary exceptions, assumptions and qualifications, and be based on representations made by Omega regarding factual matters (including those contained in tax representation letters provided by Omega), and covenants undertaken by Omega, relating to the organization and operation of Omega, MedEquities, and their subsidiaries.
Neither of the opinions described above will be binding on the IRS or the courts. Omega intends to continue to operate in a manner to qualify as a REIT following the merger, but there is no guarantee that it will remain qualified as a REIT. Qualification and taxation as a REIT depends upon the ability of Omega following the merger to meet, through actual annual (or, in some cases, quarterly) operating results, requirements relating to income, asset ownership, distribution levels and diversity of share ownership, and the various REIT qualification requirements imposed under the Code. Given the complex nature of the

REIT qualification requirements, the ongoing importance of factual determinations and the possibility of future changes in the circumstances of Omega, there can be no assurance that the actual operating results of Omega will satisfy the requirements for taxation as a REIT under the Code for any particular taxable year.
Tax Liabilities and Attributes Inherited from MedEquities
If MedEquities failed to qualify as a REIT for any of its taxable years for which the applicable period for assessment had not expired, MedEquities would be liable for (and Omega would be obligated to pay) U.S. federal income tax on its taxable income for such years at regular corporate rates, and, assuming the merger qualified as a reorganization within the meaning of Section 368(a) of the Code, Omega must distribute any earnings and profits of MedEquities by the close of the taxable year in which the merger occurs and would be subject to tax on the built-in gain on each MedEquities asset existing at the time of the merger if Omega were to dispose of the MedEquities asset in a taxable transaction during the five-year period following the merger. Such tax would be imposed at the highest regular corporate rate in effect as of the date of the sale. Moreover, even if MedEquities qualified as a REIT at all relevant times, Omega similarly would be liable for other unpaid taxes (if any) of MedEquities (such as the 100% tax on gains from any sales treated as “prohibited transactions”). Furthermore, after the merger the asset and gross income tests applicable to REITs will apply to all of the assets of Omega, including the assets Omega acquires from MedEquities, and to all of the gross income of Omega, including the income derived from the assets Omega acquires from MedEquities. As a result, the nature of the assets that Omega acquires from MedEquities and the gross income Omega derives from such assets will be taken into account in determining the qualification of Omega as a REIT.
Tax Liabilities and Attributes of Omega
If Omega (or any of its subsidiary REITs) failed to qualify as a REIT for any of its taxable years for which the applicable period for assessment had not expired, Omega (or such subsidiary REIT) would be liable for and would be obligated to pay U.S. federal income tax on its taxable income at regular corporate rates. Furthermore, Omega (or such subsidiary REIT) would not be able to re-elect REIT status until the fifth taxable year after the first taxable year in which such failure occurred.
Material U.S. Federal Income Tax Considerations Relating to Omega’s Treatment as a REIT and to Holders of Omega Common Stock
This section summarizes the material U.S. federal income tax consequences generally resulting from the election of Omega to be taxed as a REIT and the ownership of Omega common stock. The sections of the Code and the corresponding Treasury Regulations that relate to qualification and operation as a REIT are highly technical and complex. The following sets forth the material aspects of the sections of the Code that govern the U.S. federal income tax treatment of a REIT and the holders of certain of its common stock under current law. This summary is qualified in its entirety by the applicable Code provisions, relevant rules and regulations promulgated under the Code, and administrative and judicial interpretations of the Code and these rules and regulations.
Taxation of Omega
Omega has elected to be taxed as a REIT under Sections 856 through 860 of the Code. Omega believes that it has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code beginning with its taxable year ended December 31, 1992, and that its intended manner of operation will enable it to continue to meet the requirements for qualification as a REIT for U.S. federal income tax purposes. However, qualification and taxation as a REIT depends on the ability of Omega to satisfy numerous asset, income, stock ownership and distribution tests described below, the satisfaction of which will depend, in part, on its operating results. Accordingly, no assurance can be given that Omega has been organized and has operated, or that Omega will continue to be organized and operate, in a manner so as to qualify or remain qualified as a REIT.
So long as Omega qualifies for taxation as a REIT, Omega generally will not be subject to U.S. federal corporate income taxes on its net income that is currently distributed to stockholders. This treatment substantially eliminates the “double taxation” (i.e., taxation at both the corporate and the stockholder levels) that generally results from an investment in a corporation. However, Omega will be subject to certain U.S. federal income taxes as follows: First, Omega will be taxed at regular corporate rates on any undistributed REIT taxable income, including undistributed net capital gains; provided, however, that if Omega has a net capital gain, Omega will be taxed at regular corporate rates on its undistributed REIT taxable income, computed without regard to net capital gain and the deduction for capital gains dividends, plus a 21% tax on undistributed net capital gain, if Omega’s tax as thus computed is less than the tax computed in the regular manner. Second, if Omega has (i) net income from the sale or other disposition of “foreclosure property” which is held primarily for sale to customers in the ordinary course of business, or (ii) other nonqualifying income from foreclosure property, Omega will be subject to tax at the highest regular corporate rate on such income. Third, if Omega has net income from prohibited transactions (which are, in general, certain sales or other dispositions of property (other than foreclosure property) held primarily for sale to customers in the ordinary course of business by Omega, (i.e., when Omega is acting as a dealer)), such income will be subject to a 100% tax. Fourth, if Omega should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below), but has nonetheless maintained its qualification as a REIT because certain other requirements have been met, Omega will be subject to a 100% tax on an amount equal to (a) the gross income attributable to the greater of the amount by which Omega fails the 75% or 95% gross income test, multiplied by (b) a fraction intended to reflect Omega’s profitability. Fifth, if Omega should fail to distribute by the end of each year at least the sum of  (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, Omega will be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. Sixth, Omega will be subject to a 100% excise tax on transactions with a taxable REIT subsidiary, which we refer to as a TRS, that are not conducted on an arm’s-length basis. Seventh, if Omega acquires any asset that is defined as a “built-in gain asset” from a C corporation that is not a REIT (i.e., generally a corporation subject to full corporate-level tax) in a transaction in which the basis of the built-in gain asset in Omega’s hands is determined by reference to the basis of the asset (or any other property) in the hands of the C corporation, and Omega recognizes gain on the disposition of such asset during the 5-year period beginning on the date on which such asset was acquired by Omega, which is defined as the “recognition period,” then, to the extent of the built-in gain (i.e., the excess of  (a) the fair market value of such asset on the date such asset was acquired by Omega over (b) Omega’s adjusted basis in such asset on such date), Omega’s recognized gain will be subject to tax at the highest regular corporate rate. The results described above with respect to the recognition of built-in gain assume that Omega will not make an election pursuant to Treasury Regulations Section 1.337(d)-7(c)(5).
Requirements for Qualification.   The Code defines a REIT as a domestic corporation, trust or association: (1) which is managed by one or more trustees or directors; (2) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest; (3) which would be taxable as a domestic corporation, but for Sections 856 through 859 of the Code; (4) which is neither a financial institution nor an insurance company as defined in provisions of the Code; (5) the beneficial ownership of which is held by 100 or more persons; (6) during the last half year of each taxable year not more than 50% in value of the outstanding stock of which is owned, actually or constructively, by five or fewer individuals (as defined in the Code to include certain entities); (7) which uses a calendar year for U.S. federal income tax purposes and complies with the recordkeeping requirements of the U.S. federal income tax laws; and (8) which meets certain other tests, described below, regarding the nature of its income and assets and the amount of its annual distributions to stockholders. The Code provides that conditions (1) to (4), inclusive, must be met during the entire taxable year and that condition (5) must be met during at least 335 days of a taxable year of twelve months, or during a proportionate part of a taxable year of less than twelve months. For purposes of conditions (5) and (6), pension funds and certain other tax-exempt entities are treated as individuals, subject to a “look-through” exception in the case of condition (6). Omega may avoid disqualification as a REIT for a failure to satisfy any of these tests if such failure is due to reasonable cause and not willful neglect, and Omega pays a penalty of  $50,000 for each such failure.
Income Tests.   To maintain its qualification as a REIT, Omega annually must satisfy two gross income requirements. First, at least 75% of Omega’s gross income (excluding gross income from prohibited transactions) for each taxable year must be derived directly or indirectly from investments relating to real property or mortgages on real property (including generally “rents from real property,” interest on mortgages on real property and gains on sale of real property and real property mortgages, other than property described in Section 1221(a)(1) of the Code) dividend income from investment in other REITs and income derived from certain types of temporary investments. Second, at least 95% of Omega’s gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from such real property investments, dividends, interest, and gain from the sale or disposition of stock or securities other than property held for sale to customers in the ordinary course of business.
Rents received by Omega will qualify as “rents from real property” in satisfying the gross income requirements for a REIT described above only if several conditions are met. First, the amount of the rent must not be based in whole or in part on the income or profits of any person. However, any amount received or accrued generally will not be excluded from the term “rents from real property” solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, the Code provides that rents received from a tenant (other than rent from a tenant that is a TRS that meets the requirements described below) will not qualify as “rents from real property” in satisfying the gross income tests if Omega or an owner (actually or constructively) of 10% or more of the value of Omega’s stock, actually or constructively owns 10% or more of such tenant, which is defined as a related party tenant, taking into account certain complex attribution rules. Third, if rent attributable to personal property, leased in connection with a lease of real property, is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as “rents from real property.” Finally, for rents received to qualify as “rents from real property,” Omega generally must not operate or manage the property or furnish or render services to the tenants of such property, other than through an independent contractor from which Omega derives no revenue. Omega may, however, directly perform certain services that are “usually or customarily rendered” in connection with the rental of space for occupancy only and are not otherwise considered “rendered to the occupant” of the property. In addition, Omega may directly provide a minimal amount of  “non-customary” services to the tenants of a property as long as Omega’s income from the services does not exceed 1% of Omega’s income from the related property. Furthermore, Omega may own up to 100% of the stock of a TRS, which may provide customary and non-customary services to Omega’s tenants without tainting Omega’s rental income from the related properties, provided our TRS may not operate any of our properties that are considered “health care properties” under the REIT requirements.
The term “interest” generally does not include any amount received or accrued (directly or indirectly) if the determination of such amount depends in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term “interest” solely by reason of being based on a fixed percentage or percentages of gross receipts or sales. In addition, an amount that is based on the income or profits of a debtor will be qualifying interest income as long as the debtor derives substantially all of its income from the real property securing the debt from leasing substantially all of its interest in such real property, but only to the extent that the amounts received by the debtor would be qualifying “rents from real property” if received directly by a REIT. If a loan contains a provision that entitles Omega to a percentage of the borrower’s gain upon the sale of the real property securing the loan or a percentage of the appreciation in the property’s value as of a specific date, income attributable to that loan provision will be treated as gain from the sale of the property securing the loan, which generally is qualifying income for purposes of both gross income tests.
Interest on debt secured by mortgages on real property or on interests in real property generally is qualifying income for purposes of the 75% gross income test. Except as provided below, in cases where a mortgage loan is secured by both real property and other property, if the outstanding principal balance of a mortgage loan during the year exceeds the value of the real property securing the loan at the time Omega committed to acquire the loan, which may be the case, for instance, if Omega acquires a “distressed” mortgage loan, including with a view to acquiring the collateral, a portion of the interest accrued during the year will not be qualifying income for purposes of the 75% gross income test applicable to REITs and a portion of such loan will not be a qualifying real estate asset. Furthermore, Omega may be required to retest modified loans that Omega holds to determine if the modified loan is adequately secured by real property as of the modification date. Notwithstanding the foregoing, a mortgage loan secured by both real property and personal property shall be treated as a wholly qualifying real estate asset and all interest shall be qualifying income for purposes of the 75% income test if the fair market value of such personal property does not exceed 15% of the total fair market value of all such property, even if the real property collateral value is less than the outstanding principal balance of the loan.
Prohibited Transactions.   Omega will incur a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that Omega holds primarily for sale to customers in the ordinary course of a trade or business. Omega believes that none of its assets is primarily held for sale to customers and that a sale of any of its assets would not be in the ordinary course of Omega’s business. Whether a REIT holds an asset primarily for sale to customers in the ordinary course of a trade or business depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. Nevertheless, Omega will attempt to comply with the terms of safe-harbor provisions in the U.S. federal income tax laws prescribing when an asset sale will not be characterized as a prohibited transaction. The terms of these safe-harbor provisions relate primarily to the number and/or amount of properties disposed of by a REIT, the period of time the property has been held by the REIT, and/or aggregate expenditures made by the REIT with respect to the property being disposed of. However, no assurance can be given that Omega can comply with the safe-harbor provisions or that Omega will avoid owning property that may be characterized as property that Omega holds primarily for sale to customers in the ordinary course of a trade or business.
Foreclosure Property.   Omega will be subject to tax at the maximum corporate rate on any income from foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, gross income from foreclosure property is treated as qualifying for purposes of the 75% and 95% gross income tests. Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:
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that is acquired by a REIT as the result of the REIT having bid on such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;

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for which the related loan or lease was acquired by the REIT at a time when the default was not imminent or anticipated; and

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for which the REIT makes a proper election to treat the property as foreclosure property.

Such property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property, or longer (for a total of up to six years) if an extension is granted by the Secretary of the Treasury. In the case of a “qualified health care property” acquired solely as a result of termination of a lease, but not in connection with default or an imminent default on the lease, the initial grace period terminates at the end of the second (rather than third) taxable year following the year in which the REIT acquired the property (unless the REIT establishes the need for and the Secretary of the Treasury grants one or more extensions, not exceeding six years in total, including the original two-year period, to provide for the orderly leasing or liquidation of the REIT’s interest in the qualified health care property). This grace period terminates and foreclosure property ceases to be foreclosure property on the first day:
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on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after such day that will give rise to income that does not qualify for purposes of the 75% gross income test;

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on which any construction takes place on the property, other than completion of a building or any other improvement, where more than 10% of the construction was completed before default became imminent; or

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which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business that is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income.

The definition of foreclosure property includes any “qualified health care property,” as defined in Section 856(e)(6) of the Code acquired by Omega as the result of the termination or expiration of a lease of such property. Omega has from time to time operated nursing homes that were qualified healthcare properties acquired in this manner for up to two years (or longer if an extension was granted). However, Omega does not currently own any property with respect to which Omega has made foreclosure property elections. Properties that Omega had acquired in a foreclosure or bankruptcy and operated for its own account were treated as foreclosure properties for income tax purposes, pursuant to Section 856(e) of the Code. Gross income from foreclosure properties was classified as “good income” for purposes of the annual REIT income tests upon making the election on the tax return. Once made, the income was classified as “good” for a period of three years, or until the properties were no longer operated for Omega’s own account. In all cases of foreclosure property, Omega utilized an independent contractor to conduct day-to-day operations to comply with certain REIT requirements. In certain cases, Omega operated these facilities through a TRS. For those properties operated through the TRS, Omega utilized an eligible independent contractor to conduct day-to-day operations to comply with certain REIT requirements. As a result of the foregoing, Omega does not believe that its participation in the operation of nursing homes increased the risk that Omega would fail to qualify as a REIT. Through its 2018 taxable year, Omega had not paid any tax on its foreclosure property because those properties had been producing losses. Omega cannot predict whether, in the future, its income from foreclosure property will be significant and whether Omega could be required to pay a significant amount of tax on that income.
Hedging Transactions.   Omega and its subsidiaries may enter into hedging transactions with respect to interest rate exposure on one or more of their assets or liabilities. Any such hedging transactions could take a variety of forms, including the use of derivative instruments such as interest rate swap contracts, interest rate cap or floor contracts, futures or forward contracts and options. Except to the extent provided by Treasury Regulations, any income from a hedging transaction Omega enters into, including gain from the sale, disposition, or termination of such a transaction, will not constitute gross income for purposes of the 75% or the 95% gross income tests if Omega properly identifies the transaction as specified in applicable Treasury Regulations and Omega enters into such transaction (1) in the normal course of its business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, (2) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or the 95% gross income tests (or any asset that produces such income), or (3) in connection with the extinguishment of indebtedness with respect to which Omega has entered into a qualified hedging position described in clause (1) or the disposition of property with respect to which Omega has entered into a qualified hedging position described in clause (2), primarily to manage the risks of such hedging positions. To the extent that Omega enters into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the 75% and 95% gross income tests. Omega intends to structure any hedging transactions in a manner that does not jeopardize its qualification as a REIT. Omega may conduct some or all of its hedging activities (including hedging activities relating to currency risk) through its TRS or other corporate entity, the income from which may be subject to U.S. federal income tax, rather than by participating in the arrangements directly or through pass-through subsidiaries. No assurance can be given, however, that Omega’s hedging activities will not give rise to income that does not qualify for purposes of either or both of the REIT gross income tests, or that Omega’s hedging activities will not adversely affect its ability to satisfy the REIT qualification requirements. In 2016, Omega entered into interest rate swap agreements that effectively fix the interest rate on $250 million of term loan debt at 3.8005% per annum beginning December 30, 2016 through its maturity date and extension options, subject to adjustments based on its consolidated leverage ratio. Omega believes that it has structured and intends to continue to structure any hedging transactions in a manner that does not jeopardize its status as a REIT.
TRS Income.   A TRS may earn income that would not be qualifying income if earned directly by the parent REIT. Both the subsidiary and the REIT must jointly elect to treat the subsidiary as a TRS. A corporation of which a TRS directly or indirectly owns more than 35% of the voting power or value of the stock will automatically be treated as a TRS. Overall, no more than 20% (25% prior to 2018) of the value of a REIT’s assets may consist of securities of one or more TRSs. In general, a REIT may not lease property to its TRSs, unless certain requirements are met. Beginning in 2009, TRSs became permitted to own or lease a health care facility provided that the facility is operated and managed by an “eligible independent contractor.” A TRS will pay income tax at regular corporate rates on any income that it earns. In addition, the rules limit the deductibility of interest paid or accrued by a TRS to its parent REIT to assure that the TRS is subject to an appropriate level of corporate taxation. The rules also impose a 100% excise tax on transactions between a TRS and its parent REIT that are not conducted on an arm’s-length basis. As stated above, Omega does not lease any of its facilities to any of its TRSs.
Failure to Satisfy Income Tests.   If Omega fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, Omega may nevertheless qualify as a REIT for such year if Omega is entitled to relief under certain provisions of the Code. These relief provisions will be generally available if Omega’s failure to meet such tests was due to reasonable cause and not due to willful neglect, Omega attaches a schedule of the sources of its income to its tax return, and any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible, however, to state whether in all circumstances Omega would be entitled to the benefit of these relief provisions. Even if these relief provisions apply, Omega would incur a 100% tax on the gross income attributable to the greater of the amounts by which Omega fails the 75% and 95% gross income tests, multiplied by a fraction intended to reflect Omega’s profitability and Omega would file a schedule with descriptions of each item of gross income that caused the failure.
Asset Tests.   At the close of each quarter of Omega’s taxable year, Omega must also satisfy the following tests relating to the nature of its assets. First, at least 75% of the value of Omega’s total assets must be represented by real estate assets, cash, cash items, and government securities. For purposes of this test the term “real estate assets” includes (i) Omega’s allocable share of real estate assets held by partnerships in which Omega owns an interest, (ii) stock or debt instruments held for less than one year purchased with the proceeds of a stock offering or long-term (at least five years) debt offering of Omega, and (iii) debt instruments (whether or not secured by real property) that are issued by a “publicly offered REIT” (i.e. a REIT that is required to file annual and periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934). Second, of Omega’s investments not included in the 75% asset class, the value of Omega’s interest in any one issuer’s securities may not exceed 5% of the value of Omega’s total assets. Third, Omega may not own more than 10% of the voting power or value of any one issuer’s outstanding securities. Fourth, no more than 20% (25% prior to 2018) of the value of Omega’s total assets may consist of the securities of one or more TRSs. Fifth, no more than 25% of the value of Omega’s total assets may consist of the securities of TRSs and other non-TRS taxable subsidiaries and other assets that are not qualifying assets for purposes of the 75% asset test. Sixth, no more than 25% of the total value of Omega’s assets may be represented by “nonqualified publicly offered REIT debt instruments” (i.e. real estate assets that would cease to be real estate assets if debt instruments issued by publicly offered REITs were not included in the definition of real estate assets).
For purposes of the second and third asset tests, the term “securities” does not include Omega’s equity or debt securities of a qualified REIT subsidiary, a TRS, or equity interest in any partnership, but does include Omega’s proportionate share of any securities held of any partnership of which Omega is a partner. Furthermore, for purposes of determining whether Omega owns more than 10% of the value of any one issuer’s outstanding securities, the term “securities” does not include: (i) any loan to an individual or an estate; (ii) any Code Section 467 rental agreement; (iii) any obligation to pay rents from real property; (iv) certain government issued securities; (v) any security issued by another REIT; and (vi) Omega’s debt securities in any partnership, not otherwise excepted under (i) through (v) above, (A) to the extent of Omega’s interest as a partner in the partnership or (B) if 75% of the partnership’s gross income is derived from sources described in the 75% gross income test set forth above.
Omega may own up to 100% of the stock of one or more TRSs. However, overall, no more than 20% (25% prior to 2018) of the value of Omega’s assets may consist of securities of one or more TRSs, and no more than 25% of the value of Omega’s assets may consist of the securities of TRSs and other non-TRS taxable subsidiaries (including stock in non-REIT C corporations) and other assets that are not qualifying assets for purposes of the 75% asset test.
If the outstanding principal balance of a mortgage loan exceeds the fair market value of the real property securing the loan, a portion of such loan likely will not be a qualifying real estate asset for purposes of the 75% asset test. The non-qualifying portion of that mortgage loan will be equal to the portion of the loan amount that exceeds the value of the associated real property. As discussed above under the 75% gross income test, IRS guidance provides relief from re-testing certain mortgage loans held by a REIT that have been modified with respect to real property, and the modified mortgage loan will remain a qualified asset for purposes of the 75% asset test despite any change in the underlying value of the collateral. At present, Omega does not hold any mortgage loans that have been modified, which would require Omega to take advantage of these rules for special relief.
After initially meeting the asset tests at the close of any quarter, Omega will not lose its status as a REIT for failure to satisfy any of the asset tests at the end of a later quarter solely by reason of changes in asset values. If the failure to satisfy the asset tests results from an acquisition of securities or other property during a quarter, the failure can be cured by disposition of sufficient non-qualifying assets within 30 days after the close of that quarter.
Subject to certain de minimis exceptions, Omega may avoid REIT disqualification in the event of certain failures under the asset tests, provided that (i) Omega files a schedule with a description of each asset that caused the failure, (ii) the failure was due to reasonable cause and not willful neglect, (iii) Omega disposes of the assets within 6 months after the last day of the quarter in which the identification of the failure occurred (or the requirements of the rules are otherwise met within such period), and (iv) Omega pays a tax on the failure equal to the greater of  (A) $50,000 per failure and (B) the product of the net income generated by the assets that caused the failure for the period beginning on the date of the failure and ending on the date Omega disposes of the asset (or otherwise satisfies the requirements) multiplied by the highest applicable corporate tax rate.
Annual Distribution Requirements.   To qualify as a REIT, Omega is required to distribute dividends (other than capital gain dividends) to its stockholders in an amount at least equal to (A) the sum of  (i) 90% of  “REIT taxable income” (computed without regard to the dividends paid deduction and net capital gain) and (ii) 90% of the net income (after tax), if any, from foreclosure property, minus (B) the excess of the sum of certain items of noncash income over 5% of REIT taxable income, computed without regard to net capital gains and the deduction for dividends paid.
Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before Omega timely files its tax return for such year and paid on or before the first regular dividend payment after such declaration. In addition, such distributions are required to be made pro rata, with no preference to any share of stock as compared with other shares of the same class, and with no preference to one class of stock as compared with another class except to the extent that such class is entitled to such a preference. To the extent that Omega does not distribute all of its net capital gain or distribute at least 90%, but less than 100% of its “REIT taxable income,” as adjusted, Omega will be subject to tax thereon at regular ordinary and capital gain corporate tax rates. Furthermore, if Omega fails to distribute during a calendar year, or by the end of January following the calendar year in the case of distributions with declaration and record dates falling in the last three months of the calendar year, at least the sum of:
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85% of its REIT ordinary income for such year;

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95% of its REIT capital gain income for such year; and

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any undistributed taxable income from prior periods,

Omega will incur a 4% nondeductible excise tax on the excess of such required distribution over the amounts Omega actually distributes. Omega may elect to retain and pay income tax on the net long-term capital gain it receives in a taxable year. If Omega so elects, it will be treated as having distributed any such retained amount for purposes of the 4% excise tax described above. Omega has made, and intends to continue to make, timely distributions sufficient to satisfy the annual distribution requirements. Omega may also be entitled to pay and deduct deficiency dividends in later years as a relief measure to correct errors in determining its taxable income. Although Omega may be able to avoid income tax on amounts distributed as deficiency dividends, Omega will be required to pay interest to the IRS based upon the amount of any deduction Omega takes for deficiency dividends.
The availability to Omega of, among other things, depreciation deductions with respect to its owned facilities depends upon the treatment of Omega as the owner of such facilities for U.S. federal income tax purposes, and the classification of the leases with respect to such facilities as “true leases” rather than financing arrangements for U.S. federal income tax purposes. The questions of whether Omega is the owner of such facilities and the leases are true leases for U.S. federal income tax purposes, are essentially factual matters. Omega believes that it will be treated as the owner of each of the facilities that it leases, and such leases will be treated as true leases for U.S. federal income tax purposes. However, no assurances can be given that the IRS will not successfully challenge Omega’s status as the owner of its facilities subject to leases, and the status of such leases as true leases, asserting that the purchase of the facilities by Omega and the leasing of such facilities merely constitute steps in secured financing transactions in which the lessees are owners of the facilities and Omega is merely a secured creditor. In such event, Omega would not be entitled to claim depreciation deductions with respect to any of the affected facilities.
Other events that could impact the determination of Omega’s taxable income (before the deduction for dividend distributions) include a change in the applicable tax laws. For example, the Tax Cuts and Jobs Act (the “Tax Act”), which was enacted on December 22, 2017, and generally takes effect for taxable years beginning on or after January 1, 2018, made significant changes that will impact the computations of taxable income. The provisions of the Tax Act likely to have the greatest impact on the computation of Omega’s undistributed taxable income are (i) the 30% limitation on the deduction for interest expense, which limitation may be avoided if Omega elects to use the alternative depreciation system to depreciate its real property and qualified improvements thereto, (ii) the provisions requiring revenue recognition in conformity with Omega’s applicable financial statements, (iii) the provisions allowing for full expensing of qualified property placed in service prior to 2022 (this deduction is reduced by 20% per year beginning in 2023), and (iv) limitations imposed on the deductibility of performance-based compensation paid to the principal executive and financial officers, and the next three (3) highest compensated officers. Other provisions that could have a lesser impact on Omega’s undistributed taxable income include, for example, additional limitations on the deductions for certain travel and entertainment expenses and lobbying expenses before local governmental bodies. Future changes in the tax laws could further impact the computation of Omega’s taxable income and adversely affect Omega’s ability to satisfy the distribution requirements set forth above. As a result, Omega might not be able to satisfy the 90% distribution requirement or, if such requirement is met, but Omega distributes less than 100% of its taxable income, Omega might be subject to corporate income tax or the 4% excise tax.
Reasonable Cause Savings Clause.   Omega may avoid disqualification in the event of a failure to meet certain requirements for REIT qualification if the failures are due to reasonable cause and not willful neglect, and if Omega pays a penalty of  $50,000 for each such failure. This reasonable cause safe harbor is not available for failures to meet the 75% and 95% gross income tests or the asset tests.
Failure to Qualify
If Omega fails to qualify as a REIT in any taxable year, and the reasonable cause relief provisions do not apply, Omega will be subject to tax on its taxable income at regular corporate income tax rates. Distributions to stockholders in any year in which Omega fails to qualify will not be deductible and its failure to qualify as a REIT would reduce the cash available for distribution by Omega to its stockholders. In addition, if Omega fails to qualify as a REIT, all distributions to stockholders will be taxable as ordinary income, to the extent of current and accumulated earnings and profits. However, in such a case, subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction with respect to dividends that Omega makes, and in the case of an individual, trust, or an estate, dividends are treated the same as capital gain income, which currently is subject to a maximum income tax rate that is lower than ordinary income tax rates. Unless entitled to relief under specific statutory provisions, Omega would also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances Omega would be entitled to such statutory relief. Failure to qualify could result in Omega incurring indebtedness or liquidating investments in order to pay the resulting taxes.
Other Tax Matters
Omega owns and operates a number of properties through subsidiaries and the classification of such subsidiaries varies for U.S. federal income tax purposes as described in this section. Some of these subsidiaries elected to be taxed as REITs beginning with the calendar year ending December 31, 2015. The stock of the REIT subsidiaries, and dividends received from the REIT subsidiaries, will qualify under the asset tests and income tests, respectively, as described above, provided that such subsidiaries maintain their REIT qualification.
Omega’s REIT subsidiaries own and operate a number of properties through subsidiaries, known as qualified REIT subsidiaries, which we refer to as QRSs. Section 856(i) of the Code provides that a corporation that is a QRS shall not be treated as a separate corporation, and all assets, liabilities, and items of income, deduction, and credit of a QRS shall be treated as assets, liabilities and such items (as the case may be) of the REIT. Thus, in applying the tests for REIT qualification to Omega’s REIT subsidiaries described herein under the heading “Taxation of Omega,” the QRSs will be ignored, and all assets, liabilities and items of income, deduction, and credit of such QRSs will be treated as assets, liabilities and items of income, deduction, and credit of Omega’s REIT subsidiaries.
In the case of a REIT that is a partner in a partnership (such as Omega’s Operating Partnership), such REIT is treated as owning its proportionate share of the assets of the partnership and as earning its allocable share of the gross income of the partnership for purposes of the applicable REIT qualification tests. Thus, Omega’s proportionate share of the assets, liabilities, and items of income of its Operating Partnership and any other partnership, joint venture, or limited liability company that is treated as a partnership for U.S. federal income tax purposes in which Omega owns an interest, directly or indirectly, will be treated as Omega’s assets and gross income for purposes of applying the various REIT qualification requirements.
Taxation of Taxable U.S. Holders That Are Not Tax-Exempt
Distribution.   So long as Omega qualifies for taxation as a REIT, distributions on shares of Omega’s stock made to U.S. holders out of the current or accumulated earnings and profits (and not designated as capital gain dividends) will be includable as ordinary income for U.S. federal income tax purposes. None of these distributions will be eligible for the dividends received deduction for corporate U.S. holders. Additionally, Omega’s ordinary dividends will generally not qualify as qualified dividend income, which, for individuals, trusts and estates, is included in the computation of net capital gain, which can be taxed at rates that are lower than ordinary income rates. However, under the Tax Act, for taxable years beginning after December 31, 2017 and before January 1, 2026, stockholders that are individuals, trusts or estates generally may deduct up to 20% of certain qualified business income, including “qualified REIT dividends” (generally, dividends received by a REIT shareholder that are not designated as capital gain dividends or qualified dividend income), subject to certain limitations. Any distribution declared by Omega in October, November or December of any year on a specified date in any such month shall be treated as both paid by Omega and received by Omega’s stockholders on December 31 of that year, provided that the distribution is actually paid by Omega no later than January 31 of the following year. Distributions made by Omega in excess of accumulated earnings and profits will be treated as a nontaxable return of capital to the extent of a U.S. holder’s basis and will reduce the basis of the U.S. holder’s shares. Any distributions by Omega in excess of accumulated earnings and profits and in excess of a U.S. holder’s basis in the U.S. holder’s shares of Omega stock will be treated as gain from the sale of such shares. See “Disposition of Stock of Omega” below.
Qualified REIT Dividends.   Distributions that Omega makes to its U.S. holders out of current or accumulated earnings and profits that it does not designate as “capital gain dividends” or “qualified dividend income” (as described below) for tax years beginning before January 1, 2026, generally will entitle individuals, trusts and estates to the 20% pass-through deduction. Corporate U.S. holders are not entitled to the pass-through deduction or the dividends-received deduction with respect to Omega’s distributions. A noncorporate U.S. holder’s ability to claim the deduction equal to 20% of qualifying dividends received may be limited by the U.S. holder’s particular circumstances. In addition, for any noncorporate U.S. holder that claims a deduction in respect of qualifying dividends, the maximum threshold for the accuracy-related penalty with respect to substantial understatements of income tax could be reduced from 10% to 5%.
Capital Gains Dividends.   Distributions to U.S. holders that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed Omega’s actual net capital gain for the taxable year), without regard to the period for which a U.S. holder held Omega’s shares. However, a corporate U.S. holder, may be required to treat a portion of some capital gain dividends as ordinary income. If Omega elects to retain and pay income tax on any net long-term capital gain, each of Omega’s U.S. holders would include in income, as long-term capital gain, its proportionate share of this net long-term capital gain. Each of Omega’s U.S. holders would also receive a refundable tax credit for its proportionate share of the tax paid by Omega on such retained capital gains and increase the basis of its shares of Omega’s stock in an amount equal to the amount of includable capital gains reduced by the share of refundable tax credit.
Disposition of Stock of Omega.   Upon any taxable sale or other disposition of any shares of Omega’s stock, a U.S. holder will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and the U.S. holder’s adjusted tax basis in these shares of Omega’s stock. This gain or loss will be capital gain or loss if the U.S. holder held these shares of Omega’s stock as a capital asset, which will be long-term capital gain or loss if such U.S. holder has held such shares for more than one year.
Taxation of Tax-Exempt U.S. Holders
Tax-exempt entities are generally exempt from U.S. federal income taxation. However, they are subject to taxation on their unrelated business taxable income, which we refer to as UBTI. Distributions made by Omega to a U.S. holder that is a tax-exempt entity (such as an individual retirement account, which we refer to as an IRA, or a 401(k) plan) generally should not constitute UBTI, unless such tax-exempt U.S. holder has financed the acquisition of its shares with “acquisition indebtedness” within the meaning of the Code, or the shares are otherwise used in an unrelated trade or business conducted by such U.S. holder.
However, for tax-exempt U.S. holders that are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) and (c)(20) of the Code, respectively, income from an investment in Omega will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Code.
Special rules apply to certain tax-exempt pension funds (including 401(k) plans but excluding IRAs or government pension plans) that own more than 10% (measured by value) of a “pension-held REIT”. Such a pension fund may be required to treat a certain percentage of all dividends received from the REIT during the year as UBTI. The percentage is equal to the ratio of the REIT’s gross income (less direct expenses related thereto) derived from the conduct of unrelated trades or businesses determined as if the REIT were a tax-exempt pension fund (including income from activities financed with “acquisition indebtedness”), to the REIT’s gross income (less direct expenses related thereto) from all sources. The special rules will not require a pension fund to recharacterize a portion of its dividends as UBTI unless the percentage computed is at least 5%.
A REIT will be treated as a “pension-held REIT” if the REIT is predominantly held by tax-exempt pension funds and if the REIT would otherwise fail to satisfy the five or fewer test discussed above. A REIT is predominantly held by tax-exempt pension funds if at least one tax-exempt pension fund holds more than 25% (measured by value) of the REIT’s stock or beneficial interests, or if one or more tax-exempt pension funds (each of which owns more than 10% (measured by value) of the REIT’s stock or beneficial interests) own in the aggregate more than 50% (measured by value) of the REIT’s stock or beneficial interests. Omega believes that it will not be treated as a pension-held REIT. However, because the shares of Omega are publicly traded, no assurance can be given that Omega is not or will not become a pension-held REIT.
Information Reporting Requirements and Backup Withholding Tax
Omega will report to its U.S. holders and to the IRS the amount of dividends paid during each calendar year and the amount of tax withheld, if any, with respect thereto. Generally, backup withholding will apply to such dividends if:
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you fail to furnish a TIN in the prescribed manner;

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the IRS notifies Omega that the TIN furnished by you is incorrect;

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the IRS notifies Omega that you are subject to backup withholding because you failed to report properly the receipt of reportable interest or dividend payments; or

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you fail to certify under penalties of perjury that you are not subject to backup withholding.

A U.S. holder who does not provide Omega with the holder’s correct taxpayer identification number also may be subject to penalties imposed by the IRS. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. In addition, Omega may be required to withhold a portion of any capital gain distributions made to U.S. holders who fail to certify their non-foreign status to Omega. Additional issues may arise pertaining to information reporting and backup withholding with respect to non-U.S. holders, and non-U.S. holders should consult their tax advisors with respect to any such information reporting and backup withholding requirements.
Taxation of Non-U.S. Holders
The rules governing non-U.S. holders are complex, and the following discussion is intended only as a summary of such rules. Non-U.S. holders should consult with their own tax advisors to determine the impact of U.S. federal, state, and local income and other tax laws on an investment in stock of Omega, including any reporting requirements.
Distributions Not Attributable to Gain from the Sale or Exchange of a “United States Real Property Interest”.   Distributions made by Omega to non-U.S. holders that are not attributable to gain from the sale or exchange by Omega of United States real property interests (which we refer to as USRPIs) and that are not designated by Omega as capital gain dividends will be treated as ordinary income dividends to non-U.S. holders to the extent made out of current or accumulated earnings and profits of Omega. Generally, such ordinary income dividends will be subject to U.S. federal withholding tax at the rate of 30% on the gross amount of the dividend paid unless reduced or eliminated by an applicable United States income tax treaty. Omega expects to withhold U.S. federal income tax at the rate of 30% on the gross amount of any such dividends paid to a non-U.S. holder unless a lower treaty rate applies and the non-U.S. holder has filed an applicable IRS Form W-8 with Omega, certifying the non-U.S. holder’s entitlement to treaty benefits.
If the investment in Omega stock is treated as effectively connected with a non-U.S. holder’s conduct of a U.S. trade or business, the non-U.S. holder generally will be subject to a tax at the rates applicable to ordinary income, in the same manner as a U.S. holders is taxed with respect to ordinary dividend income (and also may be subject to the 30% branch profits tax in the case of a non-U.S. holder that is a foreign corporation that is not entitled to any treaty exemption). In general, a non-U.S. holder will not be considered to be engaged in a U.S. trade or business solely as a result of its ownership of Omega stock unless such non-U.S. holder has filed an IRS Form W-8ECI with Omega.
Distributions made by Omega in excess of its current and accumulated earnings and profits to a non-U.S. holder who owns not more than 10% of the stock of Omega (after application of certain ownership rules) will not be subject to U.S. federal income or withholding tax. If it cannot be determined at the time a distribution is made whether or not such distribution will be in excess of Omega’s current and accumulated earnings and profits, the distribution will be subject to U.S. federal withholding tax at the rate applicable to a dividend distribution (i.e., 30% or lower treaty rate). However, the non-U.S. holder may seek a refund from the IRS of any amount withheld if it is subsequently determined that such distribution was, in fact, in excess of Omega’s then current and accumulated earnings and profits by filing a U.S. federal income tax return.
Distributions Attributable to Gain from the Sale or Exchange of a “United States Real Property Interest”.   So long as Omega’s stock continues to be regularly traded on an established securities market located in the United States, such as the NYSE, distributions to a non-U.S. holder holding not more than 10% at all times during the one-year period ending on the date of the distribution will not be treated as attributable to gain from the sale or exchange of a USRPI. See “Distributions Not Attributable to Gain from the Sale or Exchange of a ‘United States Real Property Interest’”.
Distributions made by Omega to non-U.S. holders not described in the preceding paragraph that are attributable to gain from the sale or exchange of any USRPI will be taxed to a non-U.S. holder under FIRPTA. Under FIRPTA, such distributions are taxed to a non-U.S. holder as if the distributions were gains “effectively connected” with a United States trade or business. Accordingly, a non-U.S. holder will be taxed on distributions made by Omega that are attributable to gain from the sale or exchange of any

USRPI at the normal capital gain rates applicable to a U.S. holder. Distributions subject to FIRPTA also may be subject to a 30% branch profits tax when made to a corporate non-U.S. holder that is not entitled to a treaty exemption. Omega is required to withhold 21% of any distribution that is attributable to gain from the sale or exchange by Omega of any USRPI, whether or not designated by Omega as a capital gains dividend. Such amount is creditable against the non-U.S. holder’s FIRPTA tax liability.
Sale or Disposition of Stock of Omega.   Generally, gain recognized by a non-U.S. holder upon the sale or exchange of stock of Omega will not be subject to U.S. federal income taxation unless such stock constitutes a USRPI within the meaning of FIRPTA. The stock of Omega will not constitute a USRPI so long as Omega is a “domestically controlled REIT.” A “domestically controlled REIT” is a REIT in which at all times during a specified testing period less than 50% in value of its stock or beneficial interests are held directly or indirectly by non-U.S. holders. For purposes of determining if Omega is domestically-controlled, Omega may assume that any shareholder owning less 5% of its stock is a U.S. person unless Omega has actual knowledge that such shareholder is not a U.S. person. Omega believes that generally it has been and will continue to be a “domestically controlled REIT,” and therefore that the sale of stock of Omega will generally not be subject to taxation under FIRPTA. However, because the stock of Omega is publicly traded, no assurance can be given that Omega is or will continue to be a “domestically controlled REIT”.
If Omega does not constitute a “domestically controlled REIT,” gain arising from the sale or exchange by a non-U.S. holder of stock of Omega would be subject to U.S. federal income taxation under FIRPTA as a sale of a USRPI unless (i) the stock of Omega is regularly traded on an established securities market, such as the NYSE, located in the United States and (ii) the selling non-U.S. holder’s interest (after application of certain constructive ownership rules) in Omega is not more than 10% at all times during the five years preceding the sale or exchange. If gain on the sale or exchange of the stock of Omega were subject to taxation under FIRPTA, the non-U.S. holder would be subject to U.S. federal income tax with respect to such gain in the same manner as a U.S. holder (subject to the possible application of the 30% branch profits tax in the case of foreign corporations), and the purchaser of the stock of Omega (including Omega) would be required to withhold and remit to the IRS 15% of the gross purchase price. Additionally, in such case, distributions on the stock of Omega to the extent the distribution is in excess of Omega’s earnings and profits would be subject to a 15% withholding tax. Capital gains not subject to FIRPTA will nonetheless be taxable in the United States to a non-U.S. holder in two cases:
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if the non-U.S. holder’s investment in the stock of Omega is effectively connected with a United States trade or business conducted by such non-U.S. holder, the non-U.S. holder will be subject to the same treatment as a U.S. holder with respect to such gain; or

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if the non-U.S. holder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, the nonresident alien individual will be subject to the same treatment as a U.S. holder with respect to such gain.

Foreign Account Tax Compliance Act
Withholding taxes may be imposed under Sections 1471 through 1474 of the Code, which we refer to as FATCA, on certain types of payments made to certain foreign financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax must be imposed on dividend distributions from Omega, and, subject to the proposed Treasury Regulations discussed below, a 30% withholding tax must be imposed on gross proceeds from the sale of Omega’s stock, in cases where Omega’s stock is held by or through certain foreign financial institutions (including investment funds), unless such financial institution enters into a compliance agreement with the IRS, whereby it will agree to report, on an annual basis, certain information with respect to shares in the financial institution held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Likewise, dividends and gross proceeds from the sale of Omega’s stock held by a non-financial non-U.S. entity will be subject to 30% withholding unless such non-financial non-U.S. entity (1) certifies to Omega either that (A) the non-financial non-U.S. entity does not have a “substantial United States owner” or (B) provides Omega with the name, address and U.S. TIN of each substantial U.S. owner and (2) Omega does not know or have reason to know that the certification or information provided regarding substantial

U.S. owners is incorrect. If a non-financial non-U.S. entity provides Omega with the name, address, and TIN of a substantial United States owner, Omega will provide such information to the IRS. Omega will not pay any additional amounts to any stockholders in respect of any amounts withheld.
While FATCA imposes a 30% withholding tax on gross proceeds from the sale of Omega’s stock commencing on January 1, 2019, the Treasury Department recently released proposed Treasury Regulations which, if finalized in their present form, would eliminate the FATCA withholding on payments of gross proceeds. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Prospective investors should consult their tax advisors regarding the potential application of withholding under FATCA to their investment in Omega’s stock.
Possible Legislative or Other Actions Affecting Tax Consequences
Prospective holders of Omega stock should recognize that the present U.S. federal income tax treatment of investment in Omega may be modified by legislative, judicial or administrative action at any time and that any of these actions may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal income tax laws and interpretations thereof could adversely affect the tax consequences of investment in Omega stock.
State and Local Taxes
Omega may be and you may be subject to state or local taxes in other jurisdictions such as those in which Omega may be deemed to be engaged in activities or own property or other interests. The state and local tax treatment of Omega and holders of Omega stock may not conform to the U.S. federal income tax consequences discussed above.

DESCRIPTION OF OMEGA CAPITAL STOCK
The following description summarizes the material provisions of the Omega common stock and preferred stock. This description is not complete and is subject to, and is qualified in its entirety by reference to, Omega’s charter and bylaws and applicable provisions of relevant Maryland law, including the Maryland General Corporation Law (which we refer to as the “MGCL”). See “Where You Can Find More Information”.
As of April 4, 2019 Omega’s authorized capital stock consisted of 350,000,000 shares of common stock, par value $0.10 per share, and 20,000,000 shares of preferred stock, par value $1.00 per share. As of April 4, 2019 there were 207,000,737 shares of Omega common stock issued and outstanding and no shares of Omega preferred stock issued and outstanding.
Common Stock
All shares of Omega common stock participate equally in dividends payable to holders of Omega common stock when and as declared by the Omega Board and in net assets available for distribution to holders of Omega common stock on liquidation or dissolution; have one vote per share on all matters submitted to a vote of the stockholders; and do not have cumulative voting rights in the election of directors. All of the outstanding shares of Omega common stock are fully paid and non-assessable. All shares of Omega common stock issued in the merger, will be fully paid and non-assessable. Holders of Omega common stock do not have preference, conversion, exchange or preemptive rights. Omega may issue additional shares of authorized common stock without stockholder approval, subject to the applicable rules of the NYSE.
Computershare Trust Company, N.A. is the registrar and transfer agent for Omega common stock. Omega common stock is listed on the NYSE under the symbol “OHI”.
Preferred Stock
Under the Omega charter and the MGCL, the Omega Board has the authority to authorize from time to time, without further stockholder action, the issuance of shares of Omega preferred stock, in one or more series as the Omega Board shall deem appropriate, and to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the preferred stock by resolution and the filing of an amendment to Omega’s charter. As a result, Omega may afford the holders of any series of preferred stock preferences, powers and rights, voting or otherwise, that may dilute or otherwise adversely affect the economic, voting and other rights of holders of Omega common stock and may also provide any series of preferred stock with preferences over Omega common stock as to dividends and the distribution of assets in the event of Omega’s liquidation, dissolution or winding up.
Certain Effects of Authorized but Unissued Stock
Omega may issue additional shares of common stock or preferred stock without stockholder approval, subject to applicable rules of the NYSE, for a variety of corporate purposes, including raising additional capital, corporate acquisitions and employee benefit plans. The existence of unissued and unreserved common and preferred stock may enable Omega to issue shares to persons who are friendly to current management, which could discourage an attempt to obtain control of Omega through a merger, tender offer, proxy contest or otherwise, and protect the continuity of management and possibly deprive you of opportunities to sell your shares of Omega common stock at prices higher than the prevailing market prices. Omega could also use additional shares to dilute the stock ownership of persons seeking to obtain control of Omega.
Transfer and Ownership Restrictions
To qualify as a REIT under the Code, Omega must satisfy certain criteria, including:
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not more than 50% in value of Omega outstanding capital stock may be directly or beneficially owned (after application of certain rules relating to the attribution of stock ownership) by five or fewer individuals during the last half of a taxable year (commonly referred to as the “5/50 Standard”); and

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Omega capital stock must be owned (without regard to attribution rules) by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year (commonly referred to as the “100 Stockholder Rule”).

To assist Omega in meeting the Code’s requirements for a REIT, the Omega charter, as amended:
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restricts any person from beneficially or constructively owning Omega capital stock in any manner that would cause Omega to fail to qualify as a REIT;

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provides the Omega board of directors with the authority to allow certain persons to own more than 9.8% of Omega capital stock subject to certain limitations and requirements intended to ensure compliance with the 5/50 Standard and the 100 Stockholder Rule;

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prohibits any transfer that would cause Omega to have fewer than 100 stockholders, and treat any such purported transfer as void ab initio;

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with respect to certain transactions that would violate the ownership limitations (other than transactions that violate the 100 Stockholder Rule), requires the automatic transfer of the subject shares of Omega capital stock to a trust that allows the purchasing stockholder generally to recoup up to the amount invested and the distribution of any excess amounts to a charitable beneficiary, and require that the trustee sell the shares to a person whose ownership would not violate the ownership limitations; and

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provides that the purchase price per share for shares held in trust equal the lesser of  (a) the price paid by the prohibited transferee for the shares (or, in the case of a gift, devise or similar transfer, the market price of the shares) on the day that the prohibited transfer occurs, or (b) the market price per share on the date of the sale received by the trustee from the sale or other disposition of the shares, in either case reduced by the amount of any dividends or other distributions on those shares received by the prohibited transferee.

All certificates representing shares of Omega common stock bear a legend referring to the restrictions described above. The foregoing ownership limitations could delay, defer or prevent a transaction or a change in control of Omega that might involve a premium price for the Omega common stock or otherwise be in the best interest of Omega stockholders.
Anti-Takeover Protections
The following is a description of certain provisions included in the Omega charter, the Omega bylaws and Maryland law that may have the effect of discouraging unilateral tender offers or other takeover proposals that Omega stockholders might deem to be in their interests or in which they might receive a substantial premium. The Omega Board’s authority to issue and establish the terms of currently authorized preferred stock, without stockholder approval, may also have the effect of discouraging takeover attempts. The following provisions could also have the effect of insulating current Omega management against the possibility of removal and could, by possibly reducing temporary fluctuations in market price caused by accumulations of shares of Omega common stock, deprive Omega stockholders of opportunities to sell at a temporarily higher market price. The Omega Board believes, however, that these provisions may help assure fair treatment of Omega’s stockholders and preserve Omega’s assets. These provisions may require persons seeking control of Omega to negotiate with the Omega Board regarding the price to be paid for Omega’s shares required to obtain control, promote continuity and stability, and enhance Omega’s ability to pursue long-term strategies.
Charter and Bylaws
The Omega charter and bylaws contain certain provisions, including the provisions described below, that may discourage certain types of transactions that involve an actual or threatened change of control of Omega. You should only rely on the actual provisions of the Omega charter and bylaws. Although the following summary describes certain material provisions of Omega’s charter and bylaws, it is not a complete description and it is qualified by reference to the text of the charter and bylaws, which are on file as exhibits to documents filed with the SEC, which are available as described under “Available Information”.

Size of Board.   The Omega charter specifies that the number of directors shall be six, which number may be increased or decreased as provided in the bylaws, but shall not be less than five nor more than thirteen. The current Omega Board, by resolution of the board, is fixed at nine directors.
Election of Directors.   A director is generally elected by the vote of a majority of the votes cast at the meeting at which the election is held, except that, in case of a contested election, directors are elected by the vote of a plurality of the votes present in person or represented by proxy at the meeting. For one of the Omega stockholders to nominate a candidate for director, the Omega bylaws require that such stockholder give timely notice to Omega in advance of the meeting. Ordinarily, the stockholder must give notice not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting. The notice must describe various matters regarding the nominee, the stockholder giving the notice and the beneficial owner on whose behalf the nomination is made. The Omega charter does not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the then-outstanding shares of common stock can elect all of the directors of the class then being elected at that meeting of stockholders.
Removal of Directors.   The Omega charter and bylaws provide that stockholders may remove a director only “for cause” and with the affirmative vote of not less than two-thirds of the-then outstanding shares of Omega’s capital stock entitled to vote, subject to any rights of holders of any outstanding series of preferred stock or any other series or class of stock to elect additional directors under specified circumstances.
Filling Vacancies.   The Omega bylaws provide that any vacancies on the Omega Board, including vacancies by reason of an increase in the number of directors, whether or not sufficient to constitute a quorum, may be filled by a majority vote of the directors then in office even if the remaining directors do not constitute a quorum.
Limitations on Stockholder Action by Written Consent.   The Omega bylaws provide that, except for the election of directors, action may be taken without a meeting of stockholders only if all of the stockholders entitled to vote with respect to the subject matter thereof consent in writing or by electronic transmission to such action being taken or (in respect to the adoption of new bylaws or the amendment or repeal of the existing bylaws) by a written consent of the holders of a majority of the outstanding shares entitled to vote. The election of directors may not be undertaken by written consent.
Limitations on Calling Stockholder Meetings.   Under the Omega bylaws, special meetings of the stockholders may be called by a majority of the Omega Board, the chairman of the Omega Board, the Omega chief executive officer or president, or, subject to the satisfaction of certain procedural and informational requirements by the stockholders requiring the meeting, by Omega’s secretary upon written request of holders of not less than a majority of the votes entitled to be cast on the business proposed.
Advance Notice Bylaw; Proposal and Nomination Information Requirements.   For a stockholder to bring a proposal before an annual meeting, including director nominations, the Omega bylaws require that the stockholder give timely notice to Omega in advance of the meeting. Ordinarily, the stockholder must give notice at least 90 days but not more than 120 days before the first anniversary of the preceding year’s annual meeting. Each proponent of a matter to be considered at a stockholder meeting and each stockholder nominating a director must furnish certain information, including his or her ownership of common stock, options or any short positions related to Omega common stock and any fees such proponent stands to earn based on the value of the common stock or derivatives related to the common stock. Each director nominated by a stockholder must certify that he or she is not a party to, and will not become a party to, any agreement with any person or entity in connection with service or action as a director. Such director nominee must also submit a completed director questionnaire provided by Omega.
The Omega Board may reject any proposals that have not followed these procedures or that are not a proper subject for stockholder action in accordance with the provisions of applicable law.
Certain Amendments to the Omega Charter and Bylaws.   The provisions of the Omega charter governing certain business combinations and governing ownership limitations and excess shares may not be amended without the Omega Board declaring the amendment advisable and the approval of 80% of the outstanding shares of Omega capital stock entitled to vote. The Omega bylaws may be amended, altered, changed or repealed by (1) a majority of all the outstanding shares of capital stock entitled to vote, unless the bylaws provide that a higher voting requirement applies, or (2) a majority of the members of the Omega Board.

Business Combinations.   The Omega charter requires that, except in some circumstances, “business combinations” between Omega and a beneficial holder of 10% or more of Omega outstanding voting stock be approved by the affirmative vote of at least 80% of Omega outstanding voting shares. A “business combination” is defined in the Omega charter as:
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any merger or consolidation of Omega with or into a Related Person (as defined in the Omega charter);

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any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any “Substantial Part” (as defined below) of the assets of Omega (including without limitation any voting securities of a subsidiary) to a Related Person;

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any merger or consolidation of a Related Person with or into Omega;

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any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to Omega;

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the issuance of any of Omega securities (other than by way of pro rata distribution to all stockholders) of Omega to a Related Person; and

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any agreement, contract or other arrangement providing for any of the transactions described above.

The term “Substantial Part” means more than 10% of the book value of Omega total assets as of the end of Omega’s most recent fiscal year ending prior to the time the determination is being made.
Maryland Law
Maryland “Unsolicited Takeovers” under Subtitle 8 of Title 3.   The “Unsolicited Takeovers” provisions of Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:
•
a classified board of directors;

•
a two-thirds vote requirement to remove a director;

•
a requirement that the number of directors be fixed only by a vote of directors;

•
a requirement that a vacancy on the board of directors be filled only by the remaining directors and for the remainder of the full terms of the class of directors in which the vacancy occurred; and

•
a majority requirement for the calling of a special meeting of stockholders.

Omega has elected to be subject to the requirement that a vacancy on the board of directors be filled by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred. Accordingly, the stockholders may not fill any vacancy on the Omega Board.
Existing provisions in the Omega charter and bylaws (unrelated to Subtitle 8) already make Omega subject to the two-thirds vote requirement for removing a director, a requirement that the number of directors be fixed only by a vote of directors and a majority requirement for the calling of a special meeting of stockholders. Omega, nevertheless, may opt in to the provisions of Subtitle 8 regarding a classified board without a vote of Omega stockholders.
Maryland Business Combination Act.   Pursuant to Section 5.09 of the Omega charter, Omega has opted out of Maryland’s statutory “business combination” provisions under the MGCL. Nevertheless, Omega cannot assure you that the Omega Board will not decide in the future to endorse to its stockholders an articles supplementary opting into the statutory business combination provisions. An alteration or repeal of the Omega charter’s “opt out” provision, however, would not have any effect on any business combinations that have been consummated or upon any agreements existing at the time of such modification or repeal.

If Omega were to opt into the “business combinations” provisions under the MGCL, certain “business combinations” (including a merger, consolidation, share exchange or, in certain circumstances specified under the statute, an asset transfer or issuance or reclassification of equity securities) between Omega and any interested stockholder, or an affiliate of such an interested stockholder, would be prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. The MGCL defines an interested stockholder as:
•
any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. In approving a transaction, however, a board of directors may provide that its approval is subject to compliance, at or after the time of the approval, with any terms and conditions determined by it.
After such five-year period, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•
80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These supermajority approval requirements do not apply if, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.
For a description of the business combinations provision included in Omega charter, see “— Charter and Bylaws — Business Combinations” above.
Maryland Control Share Acquisition Act.   Pursuant to Section 5.09 of the Omega charter, Omega has opted out of Maryland’s statutory “control share acquisition” provisions under Subtitle 7 of Title 3 of the MGCL (which we refer to as the “Maryland Control Share Acquisition Act”). Nevertheless, Omega cannot assure you that the Omega Board will not decide in the future to endorse to its stockholders an articles supplementary opting into the statutory control share acquisition provisions. An alteration or repeal of the charter’s “opt out” provision, however, would not have any effect on any control share acquisitions that have been consummated or upon any agreements existing at the time of such modification or repeal.
The Maryland Control Share Acquisition Act, if and when applicable to Omega, would provide that “control shares” of Omega acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. “Control shares” are voting shares of stock, that, if aggregated with all other shares of stock owned by the acquirer or shares of stock for which the acquirer is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquirer to exercise direct or indirect voting power in electing directors within one of the following ranges of voting power:
•
one-tenth or more, but less than one-third of all voting power;

•
one-third or more, but less than a majority of all voting power; or

•
a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. Except as otherwise specified in the statute, a “control share acquisition” means the direct or indirect acquisition of control shares.
Once a person who has made or proposes to make a control share acquisition has undertaken to pay expenses and satisfied other conditions, the person may compel the board of directors to call a special meeting of stockholders to be held within 50 days of the corporation’s receipt of demand to consider the voting rights of the shares. If no request for a special meeting is made, the corporation itself may present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may be able to redeem any or all of the control shares for fair value, except for control shares for which voting rights previously have been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined without regard to the absence of voting rights for control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of control shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of these appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition. Some of the limitations and restrictions otherwise applicable to the exercise of appraisal rights do not apply in the context of a control share acquisition.
Duties of Directors with Respect to Unsolicited Takeovers.   Maryland law provides protection for Maryland corporations against unsolicited takeovers by limiting, among other things, the duties of the directors in unsolicited takeover situations. The duties of directors of Maryland corporations do not require them to (a) accept, recommend or respond on behalf of the corporation to any proposal by a person seeking to acquire control of the corporation, (b) make a determination under the Maryland business combination or control share acquisition statutes described above, or (c) act or fail to act solely because of the effect the act or failure to act may have on an acquisition or potential acquisition of control of the corporation or the amount or type of consideration that may be offered or paid to the stockholders in an acquisition. Moreover, under Maryland law the act of a director of a Maryland corporation relating to or affecting an acquisition or potential acquisition of control is not subject to any higher duty or greater scrutiny than is applied to any other act of a director. Maryland law also contains a statutory presumption that an act of a director of a Maryland corporation satisfies the applicable standards of conduct for directors under Maryland law.

COMPARISON OF RIGHTS OF OMEGA STOCKHOLDERS AND MEDEQUITIES STOCKHOLDERS
If the merger is consummated, stockholders of MedEquities will become stockholders of Omega. The rights of MedEquities stockholders are currently governed by and subject to the provisions of the MGCL and MedEquities’ charter and bylaws. As a result of the merger, the rights of the former MedEquities stockholders who receive shares of Omega common stock in connection with the merger will be governed by the MGCL and the Omega charter and bylaws, rather than the MedEquities charter and bylaws.
The following is a summary of the material differences, as of the date of this proxy statement/prospectus, between the rights of Omega stockholders and MedEquities stockholders, but does not purport to be a complete description of those differences or a complete description of the terms of the Omega common stock subject to issuance in the merger. The following summary is qualified in its entirety by reference to the relevant provisions of  (i) Maryland law, (ii) the Omega charter, (iii) the MedEquities charter, (iv) the Omega bylaws and (v) the MedEquities bylaws.
This section does not include a complete description of all of the differences between the rights of Omega stockholders and MedEquities stockholders, or the specific rights of such stockholders. Furthermore, the identification of some of the differences between the rights of such holders as material is not intended to indicate that other differences that may be equally important do not exist. You are urged to read carefully the relevant provisions of Maryland law, as well as the governing corporate instruments of each of Omega and MedEquities, copies of which are available, without charge, to any person by following the instructions listed under “Where You Can Find More Information”.
	Rights of Omega Stockholders (which will be the rights of the stockholders of the combined company following the merger)	Rights of MedEquities Stockholders
Corporate Governance	Omega is a Maryland corporation that has elected to be taxed as a REIT for U.S. federal income tax purposes.	MedEquities is a Maryland corporation that has elected to be taxed as a REIT for U.S. federal income tax purposes.
	The rights of Omega stockholders are governed by the MGCL, the Omega charter and the Omega bylaws.	The rights of MedEquities stockholders are governed by the MGCL, the MedEquities charter and the MedEquities bylaws.
Authorized Capital Stock
Omega is authorized to issue an aggregate 370,000,000 shares of capital stock, consisting of
•
350,000,000 shares of common stock, $0.10 par value per share, and

•
20,000,000 shares of preferred stock, par value $1.00 per share.

MedEquities is authorized to issue an aggregate of 450,000,000 shares of capital stock, consisting of:
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400,000,000 shares of common stock, $0.01 par value per share, and

•
50,000,000 shares of preferred stock, $0.01 par value per share.

Voting Rights
The affirmative vote of a majority of the votes cast in favor of a matter is generally sufficient for approval by Omega’s stockholders of such matter, except with respect to:
•
the removal of directors with cause, which requires the affirmative vote of the holders of at least than two-thirds of the combined voting power of all classes;

•
(i) the adoption, amendment or repeal of Omega’s bylaws submitted to stockholder vote, and (ii) an increase

The affirmative vote of a majority of the votes cast in favor of a matter is generally sufficient for approval by MedEquities’ stockholders of such matter, except with respect to:
•
the removal of directors with cause, which requires the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors;

•
the amendment of the provisions of the MedEquities’ charter regarding (i) removal of directors for cause,

	Rights of Omega Stockholders (which will be the rights of the stockholders of the combined company following the merger)	Rights of MedEquities Stockholders

in the number of shares of Omega common stock authorized for issuance, which require the affirmative vote of the holders of a majority of the outstanding shares;
•
the election of directors in a contested election, which requires the affirmative vote of a plurality of all the votes cast; and

•
(i) a merger, consolidation or sale of all or substantially all of Omega’s assets or certain transactions involving related parties, (ii) the decrease or increase of the minimum or maximum number of directors, and (iii) the removal of the supermajority voting requirements of the Omega bylaws or charter, which require the affirmative vote of 80% of all votes entitled to be cast.

(ii) ownership and transfer limitations with respect to MedEquities capital stock, and (iii) the removal of the supermajority voting requirements of items (i) and (ii) above; and
•
the election of directors, which requires the affirmative vote of a plurality of all the votes cast.

Size of the Board of Directors	The Omega charter provides that the number of directors shall be 6, which number may be increased or decreased as provided in the bylaws, but shall not be less than 5 nor more than thirteen. The current size of the Omega Board is fixed at 9.	The MedEquities charter provides for 2 directors, which number may be increased or decreased only by a vote of a majority of the MedEquities Board, but not to a number that is less than the minimum number required by the MGCL nor more than fifteen. The current size of the MedEquities Board is 8.
Classified Board and Term of Directors	The Omega Board is not classified. Omega’s charter and bylaws currently provide that Omega’s Board will be elected to hold office for a term expiring at the next annual meeting of stockholders and until a successor shall be elected and shall have qualified.	The MedEquities Board is not classified. Each of MedEquities’ directors is elected to serve until the next annual meeting of MedEquities’ stockholders and until his or her successor is duly elected and qualifies under the MGCL.
Election of Directors	Directors are elected by a “majority of votes cast” which means for election of directors purposes, the number of votes cast “for” a director’s election exceeds the number of votes “withheld”. Votes cast excludes “abstentions” and any “broker non-votes” with respect to that director’s election. In the event of a contested election of directors, directors shall be elected by the vote of a plurality of the votes present in person or represented by proxy at the meeting. A “contested election” in this context means any election of directors in which the number of candidates for election as director exceeds the number of directors to be elected.	Directors are elected by the vote of a plurality of all the votes cast.

	Rights of Omega Stockholders (which will be the rights of the stockholders of the combined company following the merger)	Rights of MedEquities Stockholders
Removal of Directors	Pursuant to the Omega charter and bylaws, a director may be removed, only for cause, by the affirmative vote of the holders of at least two-thirds of the combined voting power of all classes of shares of stock entitled to vote generally in the election of directors, subject to the rights of holders of any outstanding series of preferred stock or any other series or class of stock to elect additional directors under specified circumstances.	Pursuant to the MedEquities charter, a director may be removed, only for cause, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Filling Vacancies of Directors
Omega’s bylaws provide that any vacancies on the Omega Board may be filled by the vote of a majority of the remaining Omega directors in office, whether or not sufficient to constitute a quorum.
Omega’s bylaws further provide that any vacancies on the Omega Board resulting from removal of a director by the stockholders for cause may be filled by the stockholders for the balance of the term of the removed director by the same two-thirds vote required to remove a director for cause. If not so replaced, the board may replace such directors.
Vacancies on the MedEquities Board may be filled by the vote of a majority of the remaining MedEquities directors in office, whether or not sufficient to constitute a quorum.
Amendment of Charter
Except for amendments to the sections listed below and under the circumstances described below, and except for those amendments permitted to be made without stockholder approval under the MGCL or by specific provision in the charter, any amendment to the Omega charter shall be valid only if declared advisable by the Omega Board and approved by the affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter; provided, that the repeal or amendment of any of the following provisions shall be valid only if declared advisable by the Omega Board and approved by the affirmative vote of holders of not less than 80% of the total number of votes entitled to be cast:
•
Section 5.02 (Business Combinations)

•
Section 5.03(a) (Board of Directors)

•
Section 5.04 (Restrictions on Ownership and Transfer)

•
Section 5.05 (Shares-In-Trust)

•
Section 7.02(b) (Amendment of Articles)

The Omega Board may amend the charter by a majority vote of the entire Omega Board and without any action by the

Except for amendments to the sections listed below and under the circumstances described below, and except for those amendments permitted to be made without stockholder approval under the MGCL or by specific provision in the charter, any amendment to the MedEquities charter shall be valid only if declared advisable by the MedEquities Board and approved by the affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter; provided, that the repeal or amendment of any of the following provisions shall be valid only if declared advisable by the MedEquities Board and approved by the affirmative vote of holders of at least two-thirds of all the votes entitled to be cast:
•
Section 5.8 of Article V (Removal of Directors)

•
Article VII (Restriction on Transfer and Ownership of Shares)

•
The sentence in Article VIII identifying the above two circumstances

The MedEquities Board may amend the charter by a majority vote of the entire MedEquities Board and without any action by the MedEquities stockholders to the

	Rights of Omega Stockholders (which will be the rights of the stockholders of the combined company following the merger)	Rights of MedEquities Stockholders
	Omega stockholders to the fullest extent so provided by the MGCL including, but not limited to, Section 2-605 of the MGCL.	fullest extent so provided by the MGCL including, but not limited to, Section 2-605 of the MGCL.
Bylaw Amendments	Omega’s bylaws may be repealed, altered, amended or rescinded by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, that any provision of the bylaws requiring a vote of greater than a majority may be amended, repealed or modified only by a vote satisfying such higher voting requirements. Further, the Omega bylaws may be adopted, amended, or repealed by the Omega Board; provided, that the Omega Board may adopt an amendment changing the authorized number of directors only within the limits specified in the Omega charter or in Section 2 of Article III of its bylaws (requiring a minimum of five and maximum of thirteen directors).	The MedEquities Board has the exclusive power to adopt, alter or repeal any provision of the MedEquities bylaws and to make new bylaws.
Mergers, Consolidations or Sales of Substantially all Assets	With certain limited exceptions, the affirmative vote of the holders of not less than 80% of all votes entitled to be cast on such matter shall be required for the approval or authorization of any “Business Combination” (as such term is defined in the Omega charter, including a merger, consolidation, sale of assets, liquidation or certain share issuances, in each case involving a “Related Person,” as such term is defined in the Omega charter).	As permitted by the MGCL, the MedEquities charter provides that actions to dissolve, merge, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business may be approved by the affirmative vote of stockholders entitled to cast a majority of all of the votes entitled to be cast on the matter.
Ownership Limitations
With certain limited exceptions, no person may beneficially own, or be deemed to own by virtue of the attribution provisions of the Internal Revenue Code, more than 9.8% of the outstanding shares of Omega’s capital stock (which limit may be adjusted by the Omega Board but an increase cannot result in Omega being considered “closely held” within the meaning of Section 856(h) of the Internal Revenue Code). Further, Omega’s charter prohibits any transfer that would cause Omega to have fewer than 100 stockholders and treats any such purported transfer as void ab initio.
In the event of a purported transfer or other event that would, if effective, result in the ownership of shares in violation of the ownership limitation, that number of shares that would be owned by the transferee in excess of the ownership limit
With certain limited exceptions, no person may actually or constructively own more than 9.8% (in value or number) of MedEquities’ outstanding shares of any class or series of capital stock. The MedEquities charter permits its board of directors to make an exception to these limits or create a different limit on ownership, which we refer to as an excepted holder limit, and permits the MedEquities Board to make such an exception prospectively or retroactively and to create an excepted holder limit, if the person seeking the exception or excepted holder limit makes certain representations and agreements. The MedEquities Board may not make an exception to the ownership limit or create an excepted holder limit if ownership by the excepted holder in excess of the ownership limit would cause MedEquities to fail to qualify as a REIT.

Rights of Omega Stockholders (which will be the rights of the stockholders of the combined company following the merger)	Rights of MedEquities Stockholders

are automatically converted into an equal number of  “shares-in-trust”. Shares-in-trust are deemed to be held in trust by the purported transferee for the benefit of the person or persons to whom the Omega Board requires the shares to be transferred. The purported transferee has no right to receive dividends or other distributions on or vote the excess shares. Omega or its designee may purchase the excess shares for cash.
Any person who acquires or attempts or intends to acquire actual, beneficial or constructive ownership of shares of Omega stock that will or may violate the ownership limits or any of the other restrictions on ownership and transfer of Omega stock described above must give written notice immediately to Omega or, in the case of a proposed or attempted transaction, provide Omega at least 15 days’ prior written notice, and provide Omega with such other information as it may request in order to determine the effect of such transfer on its status as a REIT.

In addition, the MedEquities charter prohibits any person from actually, beneficially or constructively owning shares that could result in MedEquities being “closely held” under Section 856(h) of the Code or otherwise cause MedEquities to fail to qualify as a REIT, from transferring shares if such transfer would result in shares being beneficially owned by fewer than 100 persons, and from beneficially or constructively owning shares that could result in MedEquities constructively owning 10% or more of the ownership interests in a tenant of MedEquities real property within the meaning of Section 856(d)(2)(B) of the Internal Revenue Code.
If any purported transfer of stock or any other event would otherwise result in any person violating the ownership limits or other limit established by the MedEquities Board, or would result in MedEquities being “closely held” within the meaning of Section 856(h) of the Internal Revenue Code, constructively owning 10% or more of the ownership interests in a tenant of MedEquities, or otherwise failing to qualify as a REIT, then the number of shares causing the violation (rounded up to the nearest whole share) will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable beneficiaries selected by MedEquities. The prohibited owner will have no rights in shares of MedEquities stock held by the trustee.

Any person who acquires or attempts or intends to acquire actual, beneficial or constructive ownership of shares of MedEquities stock that will or may violate the ownership limits or any of the other restrictions on ownership and transfer of MedEquities stock described above must give written notice immediately to MedEquities or, in the case of a proposed or attempted transaction, provide MedEquities at least 15 days’ prior written notice, and provide MedEquities with such other information as it may request in order to determine the effect of such transfer on its status as a REIT.

	Rights of Omega Stockholders (which will be the rights of the stockholders of the combined company following the merger)	Rights of MedEquities Stockholders
Advance Notice Provisions for Stockholder Nominations and Stockholder Business Proposals
The Omega bylaws provide that nominations for election to the Omega Board and the proposal of business to be considered by the stockholders may be made only:
•
by or at the direction of the Omega board of directors; or

•
upon timely and proper notice, by a stockholder who is a stockholder of record at both the time of giving of notice and the time of the annual meeting, who is entitled to vote at the meeting, and who has complied with the procedures set forth in the Omega bylaws.

In general, notice of stockholder nominations or business for an annual meeting must be delivered not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting, unless the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, in which case notice must be delivered not more than 90 days prior to such annual meeting nor later than the close of business on the later of  (i) the date that is 60 days prior to such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made by Omega. The adjournment or the public announcement of a postponement of an annual meeting will not commence a new time period or extension of the time for the giving of a stockholder’s notice as described above.
Notice of stockholder nominations for a special meeting must be delivered not earlier than the 90th day prior to the special meeting, and not later than the close of business on the later of the 60th day prior to the meeting or the tenth day following the day on which the public announcement is first made of the date of the meeting and the nominees proposed by the Omega Board.

The MedEquities bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to the Board and the proposal of business to be considered by MedEquities stockholders may be made only (1) pursuant to MedEquities’ notice of the meeting, (2) by or at the direction of the MedEquities Board or (3) by a stockholder who was a stockholder of record both at the time of provision of notice and at the time of the meeting, is entitled to vote at the meeting on the election of each individual so nominated or such other business and has complied with the advance notice procedures set forth in the MedEquities bylaws, including a requirement to provide certain information about the stockholder and its affiliates and the nominee or business proposal, as applicable.
The MedEquities bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to the MedEquities Board and the proposal of other business to be considered by MedEquities stockholders at an annual meeting of stockholders may be made only (1) pursuant to MedEquities’ notice of the meeting, (2) by or at the direction of the MedEquities Board or (3) by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the meeting, who is entitled to vote at the meeting on the election of the individual so nominated or such other business and who has complied with the advance notice procedures set forth in the MedEquities bylaws, including a requirement to provide certain information about the stockholder and its affiliates and the nominee or business proposal, as applicable.
With respect to special meetings of stockholders, only the business specified in MedEquities’ notice of meeting may be brought before the meeting. Nominations of individuals for election to the MedEquities Board may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of the MedEquities Board or (2) provided that the special meeting has been properly called in accordance with MedEquities’ bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving of notice and at

	Rights of Omega Stockholders (which will be the rights of the stockholders of the combined company following the merger)	Rights of MedEquities Stockholders
the time of the meeting, who is entitled to vote at the meeting on the election of each individual so nominated and who has complied with the advance notice provisions set forth in the MedEquities bylaws, including a requirement to provide certain information about the stockholder and its affiliates and the nominee.
Notice of Stockholder Meetings	The Omega bylaws provide that not less than ten nor more than 90 days before each meeting of stockholders, Omega shall give notice to each stockholder entitled to vote at such meeting, and to each stockholder not entitled to vote but who is entitled to notice of the meeting, written or printed notice stating the date, place and time of the meeting, and in the case of a special meeting or as otherwise may be required by the MGCL, such notice shall state the purpose for which the meeting is called. The notice shall be in writing or, to the extent permitted by the MGCL (unless Omega has received a request from a stockholder that notice not be sent by electronic transmission), transmitted by an electronic transmission to each stockholder at his or her address appearing in the records of Omega or, in respect to any electronic transmission, to any address or number of the stockholder at which the stockholder receives electronic transmissions. If mailed, the notice of the meeting shall be deemed to be given when deposited in the United States mail, addressed to the stockholder at his or her address as it appears in the records of Omega, with postage thereon prepaid. Omega, subject to the proxy rules of the SEC, may give a single notice to all stockholders who share an address, unless Omega has received a request from a stockholder in writing or by electronic transmission that a single notice not be given.	The MedEquities bylaws provide that not less than ten nor more than 90 days before each meeting of stockholders, MedEquities shall give notice to each stockholder entitled to vote at such meeting, and to each stockholder not entitled to vote but who is entitled to notice of the meeting, stating the date, place and time of the meeting, and in the case of a special meeting or as otherwise may be required by the MGCL, such notice shall state the purpose for which the meeting is called. The notice shall be in writing or transmitted by an electronic transmission to each stockholder (1) by presenting it personally, (2) by leaving it at the stockholder’s residence or usual place of business or (3) by delivering it by any other means permitted by applicable law. If mailed, the notice of the meeting shall be deemed to be given when deposited in the United States mail, addressed to the stockholder at his or her address as it appears in the records of MedEquities, with postage thereon prepaid. MedEquities, subject to the proxy rules of the SEC, may give a single notice to all stockholders who share an address, unless MedEquities has received a request from a stockholder in writing or by electronic transmission that a single notice not be given.
Stockholder Action Without a Meeting	The Omega bylaws provide that action may be taken without a meeting of stockholders only if all of the stockholders entitled to vote with respect to the subject matter thereof consent in writing or by electronic transmission to such action being taken or (in respect to the adoption of new bylaws or the amendment or repeal of the existing bylaws) by a written consent of the holders of a majority of the	The MedEquities charter provides that any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders.

	Rights of Omega Stockholders (which will be the rights of the stockholders of the combined company following the merger)	Rights of MedEquities Stockholders
outstanding shares entitled to vote. The election of directors may not be undertaken by written consent.
Liability and Indemnification of Directors and Officers
Omega’s charter contains provisions limiting the liability of directors and officers, to the maximum extent that Maryland law in effect from time to time permits, such that no director or officer of Omega shall be liable to Omega or its stockholders for money or other damages. Therefore, Omega’s directors and officers shall have no liability for money or other damages except to the extent that (i) it is proven that the director or officer actually received an improper personal benefit or profit, or (ii) a judgment or other final adjudication adverse to the director or officer is entered in a proceeding based on a finding in the proceeding that the action, or failure to act, of the director or officer, was the result of active and deliberate dishonesty, and was material to the cause of action.
Omega’s charter and bylaws obligate Omega, to the maximum extent permitted by Maryland law, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any of Omega’s present or former directors or officers who is made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while serving as a director or officer of Omega and at Omega’s request, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made party to the proceeding by reason of his or her service in that capacity. Omega may, with the approval of the Omega Board, provide such indemnification and payment or reimbursement of expenses to an individual who served a predecessor of Omega in any such capacities described above, or to any employee or agent of Omega or a predecessor of Omega.

The MedEquities charter contains provisions limiting the liability of directors and officers, to the maximum extent that Maryland law in effect from time to time permits, such that no director or officer of MedEquities shall be liable to MedEquities or its stockholders for money damages. Therefore, MedEquities’ directors and officers shall have no liability for money damages except to the extent that (i) it is proven that the director or officer actually received an improper personal benefit or profit, or (ii) a judgment or other final adjudication adverse to the director or officer is entered in a proceeding based on a finding in the proceeding that the action, or failure to act, of the director or officer, was the result of active and deliberate dishonesty, and was material to the cause of action.
The MedEquities charter permits MedEquities, and the MedEquities bylaws obligate MedEquities, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of MedEquities or (b) any individual who, while a director or officer of MedEquities and at the request of MedEquities, serves or has served as a director, officer, partner, trustee, managing member or manager of another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity.

ADDITIONAL INFORMATION REGARDING OMEGA
For purposes of this section only, references to the Board of Directors or committees refers to the Omega Board and committees thereof, respectively, unless the context otherwise requires.
Directors and Executive Officers
Information regarding Omega’s executive officers is included in Part I of Omega’s Annual Report on Form 10-K, which is incorporated by reference herein. The directors and officers of Omega immediately prior to the merger effective time will be the directors and officers of Omega, as the surviving corporation in the merger. Information about each member of the Omega Board is set forth below. Information regarding the compensation of Omega’s directors and officers is set forth on Annex C to this proxy statement/prospectus.
Director (age as of March 1, 2019)	Year First Became a Director	Business Experience During Past 5 Years
Craig R. Callen (63)	2013	Mr. Callen brings to the Omega Board financial and operating experience as an advisor, investment banker and board member in the healthcare industry. Mr. Callen was a Senior Advisor at Crestview Partners, a private equity firm, from 2009 through 2016. Mr. Callen retired as Senior Vice President of Strategic Planning and Business Development for Aetna Inc., where he also served as a member of the Executive Committee from 2004-2007. In his role at Aetna, Mr. Callen reported directly to the Chairman and CEO and was responsible for oversight and development of Aetna’s corporate strategy, including mergers and acquisitions. Prior to joining Aetna in 2004, Mr. Callen was a Managing Director and Head of U.S. Healthcare Investment Banking at Credit Suisse and co-head of Health Care Investment Banking at Donaldson Lufkin & Jenrette. During his 20 year career as an investment banker in the healthcare practice, Mr. Callen successfully completed over 100 transactions for clients and contributed as an advisor to the boards of directors and managements of many of the leading healthcare companies in the U.S. Mr. Callen has served as a director of HMS Holdings Corp. (NYSE: HMSY) (healthcare cost containment services) since October 2013. Mr. Callen also serves as a director of Classical Homes Preservation Trust. Previously he served on the boards of Symbion, Inc. (short-stay surgical facilities), a Crestview portfolio company, Sunrise Senior Living, Inc. (NYSE: SRZ) and Kinetic Concepts, Inc. (NYSE: KCI) (a medical technology company).
C. Taylor Pickett (57)	2002	As Chief Executive Officer of Omega, Mr. Pickett brings to the Omega Board a depth of understanding of Omega’s business and operations, as well as financial expertise in long-term healthcare services, mergers and acquisitions. Mr. Pickett has served as the Chief Executive Officer of Omega since 2001. Mr. Pickett is also a director and has served in this capacity since 2002. Mr. Pickett also serves as a director of Corporate Office Properties Trust (NYSE: OFC), an office property REIT. From 1998 to 2001, Mr. Pickett served as the Executive Vice President and Chief Financial Officer of Integrated Health Services, Inc. (“IHS”), a public company specializing in post-acute healthcare services. Mr. Pickett served in a variety of executive roles at IHS from

Director (age as of March 1, 2019)	Year First Became a Director	Business Experience During Past 5 Years
		1993 through 1998. Prior to joining IHS, Mr. Pickett held various positions at PHH Corporation and KPMG Peat Marwick.
Kapila K. Anand (65)	2018	Ms. Anand brings extensive experience in accounting and auditing to the Omega Board, particularly in the real estate industry, with a focus on REITs, and healthcare industries. Ms. Anand served as an audit and later advisory partner at KPMG LLP from 1989 until her retirement in March 2016. Ms. Anand joined KPMG LLP in 1979 and served in a variety of roles including the National Partner-in-Charge, Public Policy Business Initiatives (from 2008 to 2013) and segment leader for the Travel, Leisure, and Hospitality industry and member of the Global Real Estate Steering Committee (each from 2013 to 2016). Ms. Anand has served on KPMG LLP boards in the U.S. and Americas, the board of the Franciscan Ministries (an organization with a range of real estate assets, including schools, churches and hospitals) and as the chair of both the KPMG Foundation as well as the Chicago Network (a membership organization of senior executives). She is currently the Lead Director for the Women Corporate Directors Education and Development Foundation and serves on a variety of non-profit boards including Rush University Medical Center and the US Fund for UNICEF. Ms. Anand has served as a director of Extended Stay America, Inc. (NASDAQ: STAY) since July 2016, where she chairs the compensation Committee and has served as a director and chairs the audit committee of ESH Hospitality, Inc. (a REIT subsidiary of Extended Stay America) since May 2017. In September 2018, she joined the Board of Elanco Animal Health, Inc. (NYSE:ELAN) where she chairs the audit committee.
Norman R. Bobins (76)	2015	Mr. Bobins brings to the Omega Board extensive banking experience, financial and accounting knowledge and experience as a director of public companies. Mr. Bobins was appointed to the Omega Board effective April 1, 2015 pursuant to the merger agreement with Aviv. Mr. Bobins served as a director of Aviv from March 26, 2013 until the merger with Aviv on April 1, 2015. Prior to that, Mr. Bobins served as a member of the advisory board of Aviv Asset Management LLC from 2009 until March 26, 2013. In July 2008, Mr. Bobins was named Non-Executive Chairman of The PrivateBank and Trust Company, a bank subsidiary of PrivateBancorp, Inc. In 2017 Canadian Imperial Bank of Commerce (“CIBC”) acquired The PrivateBank and Mr. Bobins was named Vice Chairman of CIBC’s US Region. From May 2007 until October 2007, Mr. Bobins was Chairman of the Board of LaSalle Bank Corporation. From 2003 to 2007, he was President and Chief Executive Officer of LaSalle Bank Corporation. From 2006 to 2007, he was President and Chief Executive Officer of ABN AMRO North America. Mr. Bobins also serves on the board of directors of AAR Corp (aviation services) and CIBC USA. In the past

Director (age as of March 1, 2019)	Year First Became a Director	Business Experience During Past 5 Years
		five years, Mr. Bobins also served on the boards of AGL Resources, Inc. (energy services) and Sims Metal Management Limited (metal and electronics recycling).
Barbara B. Hill (66)	2013	Ms. Hill brings to the Omega Board extensive experience in operating healthcare-related companies. Ms. Hill is currently an Operating Partner of NexPhase Capital (formerly Moelis Capital Partners), a private equity firm, where she focuses on healthcare-related investments and providing strategic and operating support for NexPhase’s healthcare portfolio companies. She began as an Operating Partner of Moelis Capital Partners in March 2011. From March 2006 to September 2010, Ms. Hill served as Chief Executive Officer and a director of ValueOptions, Inc., a managed behavioral health company, and FHC Health Systems, Inc., its parent company. From August 2004 to March 2006, she served as Chairman and Chief Executive Officer of Woodhaven Health Services, an institutional pharmacy company. In addition, from 2002 to 2003, Ms. Hill served as President and a director of Express Scripts, Inc., a pharmacy benefits management company. In previous positions, Ms. Hill was responsible for operations nationally for Cigna HealthCare, and also served as the Chief Executive Officer of health plans owned by Prudential, Aetna, and the Johns Hopkins Health System. She was also active with the boards or committees of the Association of Health Insurance Plans and other health insurance industry groups. Currently, she serves as a board member of Integra LifeSciences Holdings Corporation, a medical device company and Owens & Minor, Inc. a Fortune 500 healthcare logistics company. Ms. Hill was a member of the board of directors of St. Jude Medical Corporation, (a Fortune 500 medical device company) from 2007 to January 2017 and Revera Inc., (a Canadian company operating senior facilities in Canada, Great Britain and the U.S.) from 2010 to March 2017.
Edward Lowenthal (74)	1995	Mr. Lowenthal brings to the Omega Board extensive experience in the development and operation of real estate. Mr. Lowenthal currently serves as Chairman of the Board of Directors of American Campus Communities (NYSE: ACC) (a public developer, owner and operator of student housing at the university level) and serves as a trustee of the Manhattan School of Music. From January 1997 to March 2002, Mr. Lowenthal served as President and Chief Executive Officer of Wellsford Real Properties, Inc. (a real estate merchant bank) and was President of the predecessor of Wellsford Real Properties, Inc. since 1986. He is co-founder of Wellsford Strategic Partners, a private real estate investment company and is non-executive Chairman of Tiburon Lockers, Inc., a private rental locker company.
Ben W. Perks (77)	2015	Mr. Perks brings to the Omega Board extensive public accounting, public company, accounting and financial reporting experience. Mr. Perks was appointed to the Omega

Director (age as of March 1, 2019)	Year First Became a Director	Business Experience During Past 5 Years
		Board effective April 1, 2015 pursuant to the merger agreement with Aviv. Mr. Perks served as a director of Aviv since 2007 until the merger with Aviv on April 1, 2015. Mr. Perks was the Executive Vice President and Chief Financial Officer of Navigant Consulting, Inc., a NYSE-listed company, from May 2000 until his retirement in August 2007. Prior to joining Navigant, Mr. Perks was with PricewaterhouseCoopers LLP and its predecessors for 32 years, including 22 years as a partner in the Audit and Financial Advisory Services groups.
Stephen D. Plavin (59)	2000	Mr. Plavin brings to the Omega Board management experience in the banking and mortgage-based real estate investment trust sector, as well as significant experience in real estate capital markets transactions. Mr. Plavin is a Senior Managing Director of the Blackstone Group (“Blackstone”) since December, 2012 and the Chief Executive Officer and a director of Blackstone Mortgage Trust, Inc., a New York City-based mortgage REIT that is managed by Blackstone. Prior to joining Blackstone, Mr. Plavin served as CEO of Capital Trust, Inc. (predecessor of Blackstone Mortgage Trust), since 2009. From 1998 until 2009, Mr. Plavin was Chief Operating Officer of Capital Trust and was responsible for all of the lending, investing and portfolio management activities of Capital Trust, Inc. Prior to that time, Mr. Plavin was employed for 14 years with Chase Manhattan Bank and its securities affiliate, Chase Securities Inc. Mr. Plavin held various positions within the real estate finance unit of Chase, and its predecessor, Chemical Bank, and in 1997 he became co-head of global real estate for Chase. Mr. Plavin was the Chairman of the Board of Directors of WCI Communities, Inc. (NYSE:WCIC), a publicly-held developer of residential communities from August 2009 until it was purchased by Lennar Corporation (NYSE: LEN and LEN.B) on February 10, 2017.
Burke W. Whitman (63)	2018	Mr. Whitman brings to the Omega Board extensive leadership experience as well as corporate financial and management experience in the healthcare sector. Mr. Whitman has served as a corporate and military leader. A Major General in the United States Marine Corps Reserve, he has served in various command and staff roles of increasing responsibility in the Marine Corps, including Commanding General of the 4th Marine Division, since 2008 and previously from 1985 to 1988. Mr. Whitman served as President, Chief Executive Officer and a director of Health Management Associates, Inc. (NYSE: HMA), an owner and operator of acute care hospitals, that was then listed on the New York Stock Exchange, from 2007 to 2008; and from 2005 to 2007, Mr. Whitman served as President, Chief Operating Officer and a director of Health Management Associates. From 1998 to 2005, Mr. Whitman was the founding Chief Financial Officer of Triad Hospitals, Inc. (NYSE:TRI), an owner and

Director (age as of March 1, 2019)	Year First Became a Director	Business Experience During Past 5 Years
operator of hospitals and other healthcare services that was then listed on the New York Stock Exchange. While at Triad Hospitals, Inc., Mr. Whitman served as a member of the board of directors of the Federation of American Hospitals where he chaired the audit committee. From 2007 to 2017, he served as a member of the board of directors of the Toys for Tots Foundation where he chaired the Investment Committee and served on the Executive Committee.
Corporate Governance
Board of Directors and Committees of the Board
The members of the Board of Directors on the date of this document and the standing committees of the Board on which they serve are identified below.
Director	Board	Audit Committee	Compensation Committee	Investment Committee	Nominating and Corporate Governance Committee
Kapila K. Anand	Member	Member
Norman R. Bobins	Member			Member
Craig R. Callen	Chairman	Member		Chairman	Member
Barbara B. Hill	Member		Member
Edward Lowenthal	Member	Member	Chairman		Member
Ben W. Perks	Member	Chairman
C. Taylor Pickett	Member			Member
Stephen D. Plavin	Member		Member		Chairman
Burke W. Whitman	Member
The Board of Directors held seven meetings during 2018. Each member of the Board of Directors attended more than 75% of the meetings of the Board of Directors and of the committees of which such director was a member in 2018. While Omega invites directors to attend its annual meeting of stockholders, it currently does not have a formal policy regarding director attendance. Mr. Pickett chaired Omega’s 2018 annual meeting of stockholders and was the sole representative of the Board of Directors at such meetings.
Director Independence
All of the members of the Board of Directors meet the NYSE listing standards for independence, other than Omega’s Chief Executive Officer Mr. Pickett. While the Board of Directors has not adopted any categorical standards of independence, in making these independence determinations, the Board of Directors noted that no director other than Mr. Pickett (a) received direct compensation from Omega other than director annual retainers and meeting fees, (b) had any relationship with Omega or a third party that would preclude independence or (c) had any material business relationship with Omega and its management, other than as a director of Omega. Each of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the NYSE listing standards for independence.
Compensation Committee Interlocks and Insider Participation
Barbara B. Hill, Edward Lowenthal and Stephen D. Plavin were members of the Compensation Committee during the year ended December 31, 2018. None of the members of the Compensation Committee was an officer or employee of Omega during 2018 or any time prior thereto, and none of the members had any relationship with Omega during 2018 that required disclosure under Item 404 of Regulation S-K. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.
Board Leadership Structure
Since 2001, an independent non-employee director has served as the Chairman of the Board of Directors rather than the Chief Executive Officer. Omega separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the difference between the two roles. The Chief Executive Officer is responsible for implementing the strategic direction for Omega as approved by the Board of Directors and the management of the day-to-day operations of Omega, while the Chairman of the Board provides guidance to the Chief Executive Officer, and sets the agenda for and presides over meetings of the Board. Mr. Callen, as Chairman of the Board, presides over any meeting, including regularly scheduled executive sessions of the non-management directors. If Mr. Callen is not present at such a session, the presiding director is chosen by a vote of those present at the session.
Risk Oversight
The Board of Directors, as a whole and at the committee level, plays an important role in overseeing the management of risk. Management is responsible for identifying the significant risks facing Omega, implementing risk management strategies that are appropriate for Omega’s business and risk profile, integrating consideration of risk and risk management into Omega’s decision-making process and communicating information with respect to material risks to the Board or the appropriate committee.
Portfolio and investment risk is one of the principal risks faced by Omega. Omega manages portfolio and investment risk by, among other things, seeking Investment Committee and/or Board approval for new investments over designated thresholds and providing detailed underwriting information on such proposed investments to the Investment Committee or the Board, as the case may be. In addition, Omega’s full Board regularly reviews the performance, credit information and coverage ratios of Omega’s operators.
Consistent with the rules of the NYSE, the Audit Committee provides oversight with respect to risk assessment and risk management, Omega’s financial statements and internal control over financial reporting. The Compensation Committee reviews risks associated with Omega’s compensation plans and arrangements. While each committee monitors certain risks and the management of such risks, the full Board is regularly informed about such matters. The full Board generally oversees enterprise risk management and enterprise risk management issues otherwise arising in Omega’s business and operations.
Standing Committee Information
The Audit Committee met five times in 2018, which included one joint meeting with the Board and other committees. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the financial information to be provided to stockholders and the SEC; (ii) the system of internal controls that management has established; and (iii) the external independent audit process. In addition, the Audit Committee selects Omega’s independent auditors and provides an avenue for communication between the independent auditors, financial management and the Board of Directors. The responsibilities of the Audit Committee are more fully described in its Charter, which is available on Omega’s website at www.omegahealthcare.com.
Each of the members of the Audit Committee is independent and financially literate, as required of audit committee members by the NYSE. The Board of Directors has determined that Mr. Perks and Ms. Anand each qualify as an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. The Board of Directors made a qualitative assessment of Mr. Perks’ level of knowledge and experience based on his 22 years of experience as an audit partner at PricewaterhouseCoopers and its predecessors, and his experience as Chief Financial Officer of Navigant Consulting, Inc. The Board has determined that Ms. Anand qualifies as an audit committee financial expert based on her substantial experience in accounting and auditing as a partner of KPMG LLP and as a public company audit committee member.

The Compensation Committee has responsibility for determining the compensation of Omega’s executive officers and administering Omega’s equity incentive plan. During 2018, the Compensation Committee met four times, which included two joint meetings of the Board and other committees and one joint meeting of the Board and the Compensation Committee. The responsibilities of the Compensation Committee are more fully described in its Charter, which is available on Omega’s website at www.omegahealthcare.com.
The Investment Committee works with management to develop strategies for growing Omega’s portfolio and has authority to approve investments up to established thresholds. The Investment Committee met twice during 2018.
The Nominating and Corporate Governance Committee met three times during 2018. The Nominating and Governance Committee has responsibility for identifying potential nominees to the Board of Directors and reviewing their qualifications and experience. The Nominating and Corporate Governance Committee also develops and implements policies and practices relating to corporate governance.
In addition to the Committees listed above, in February 2015 the Board established a Special Administrative Committee under the Omega 2013 Stock Incentive Plan consisting solely of Mr. Pickett, with the authority to allocate and grant awards thereunder to employees of Omega and its affiliates who are not executive officers of Omega up to a maximum number of units or shares authorized by the Board from time to time. For 2018, the Special Administrative Committee is authorized to grant awards of up to 160,000 RSUs, PRSUs and profits interests units in Omega OP of which up to 50,000 can be time-based and up to 110,000 (at the high level of performance) can be performance-based. For 2019, the Special Administrative Committee is authorized to grant awards of up to 160,000 RSUs, PRSUs and Profits Interest Units, of which up to 50,000 can be time-based and up to 110,000 (at the high level of performance) can be performance-based.
Identification of Director Nominees and Board Diversity
The process for identifying and evaluating nominees to the Board is initiated by identifying candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board of Directors and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. Nominees for director are selected based on their depth and breadth of experience, industry experience, financial background, integrity, ability to make independent analytical inquiries and willingness to devote adequate time to director duties, among other criteria.
The Nominating and Corporate Governance Committee endeavors to identify nominees that possess diverse educational backgrounds, business experiences, life skills, as well as diverse gender, racial, sexual orientation, national origin and ethnic characteristics. Over 22% of our Board members are women, and one director brings ethnic diversity to our Board. Also, the current directors range in age from 57 to 77; the average age is 67. Over 22% of our Board members were elected to the Board of Directors for the first time in the last year, and 2/3 of our Board members were first elected to our Board in the last six years. The Nominating and Corporate Governance Committee does not assign specific weight to any particular criteria; the goal is to identify nominees that, considered as a group, will possess the talents, skill sets and characteristics necessary for the Board of Directors to fulfill its responsibilities.
The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees as director. Any such nomination should be submitted to the Nominating and Corporate Governance Committee through Omega’s Secretary in accordance with the procedures and time frame described in Omega’s Bylaws.
Communicating with the Board of Directors and the Audit Committee
Omega’s Board of Directors and its Audit Committee have established procedures to enable anyone who has a concern about Omega’s conduct, or any employee who has a concern about Omega’s accounting, internal controls or auditing matters, to communicate that concern directly to the non-management members of the Board of Directors or the Audit Committee, as applicable. These communications may be confidential or anonymous and may be submitted in writing or through the Internet. The employees have been provided with direct and anonymous access to each of the members of the Audit Committee. Omega’s Code of Business Conduct and Ethics (“Code of Ethics”) prohibits any employee of Omega from retaliating or taking adverse action against anyone raising or helping resolve a concern about Omega.
Interested parties may contact Omega’s non-management directors by writing to them at the Omega headquarters: Omega Healthcare Investors, Inc., 303 International Circle, Suite 200, Hunt Valley, Maryland 21030, or by contacting them through its website at www.omegahealthcare.com. Communications addressed to the non-management members of the Board of Directors will be reviewed by Omega’s internal audit consultant, and will be directed to the appropriate director or directors for their consideration. The corporate communications liaison may not “filter out” any direct communications from being presented to the non-management members of the Board of Directors and Audit Committee members without instruction from the directors or committee members. The corporate communications liaison is required to maintain a record of all communications received that were addressed to one or more directors, including those determined to be inappropriate communications. Such record will include the name of the addressee, the disposition by the corporate communications liaison and, in the case of communications determined to be inappropriate, a brief description of the nature of the communication. The corporate communications liaison is required to provide a copy of any additions to the record upon request of any member of the Board of Directors.
Code of Business Conduct and Ethics
Omega has adopted a written Code of Ethics that applies to all of its directors and employees, including its Chief Executive Officer, Chief Operating Officer, Chief Corporate Development Officer and Chief Financial Officer. A copy of its Code of Ethics is available on Omega’s website at www.omegahealthcare.com. Any amendment to Omega’s Code of Ethics or any waiver of Omega’s Code of Ethics will be disclosed on Omega’s website at www.omegahealthcare.com promptly following the date of such amendment or waiver.
Stock Ownership Guidelines
The Board of Directors has adopted stock ownership guidelines to foster long-term stock holdings by Company leadership. These guidelines create a strong link between stockholders’ and management’s interest. The Chief Executive Officer is required to own shares in Omega with a value equal to at least six times his annual base salary. The Chief Operating Officer, Chief Corporate Development Officer and Chief Financial Officer are required to own shares in Omega with a value equal to at least three times their respective annual base salaries. Each non-employee director is required to own shares in Omega with a value equal to at least five times the annual cash retainer for serving as a member of the Board of Directors within five years of the director’s appointment. The complete stock ownership guidelines contained in the Corporate Governance Guidelines are available through Omega’s website at www.omegahealthcare.com.
Policy on Hedging and Pledging of Company Securities
Omega considers it inappropriate for any director or officer to enter into speculative transactions in Omega’s securities. Therefore, Omega prohibits the purchase of or sale of puts, calls, options or other derivative instruments related to its securities or debt. Omega’s policy also prohibits hedging or monetization transactions, such as forward sale contracts, in which the stockholder continues to own the underlying security without all the risks or rewards of ownership.
Additionally, directors and officers may not purchase Omega’s securities on margin or borrow against any account in which Omega’s securities are held. All of Omega’s directors and officers are in compliance with this policy as of December 31, 2018.
Director Retirement Policy
It is the general policy of the Board of Directors that after reaching 77 years of age, directors shall not stand for re-election and thereafter shall retire from the Board of Directors upon the completion of the term of office to which they were elected. On the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors may waive this requirement as to any director if it deems such waiver to be in the best interests of Omega.

Director Emeritus Designation
At the recommendation of the Nominating and Corporate Governance Committee, the Board has designated Bernard J. Korman as “Director Emeritus” upon his retirement as member of the Board of Directors effective as of the Omega’s 2018 annual meeting and continuing until Omega’s 2019 annual meeting. Mr. Korman served as Chairman of the Board from 2004 to 2017. As Director Emeritus, Mr. Korman is eligible to attend Board meetings. Mr. Korman is not entitled to vote on any business coming before the Board, nor is he not counted as a member of the Board for the purpose of determining a quorum or for any other purpose. Mr. Korman is reimbursed for reasonable expenses incurred to attend in-person Board meetings or committee meetings to which he is invited, but does not receive any other compensation for service as Director Emeritus. Mr. Korman is not a member of the Board or a “director” as that term is used in Omega’s Amended and Restated Bylaws or otherwise.
Corporate Governance Materials
The Corporate Governance Guidelines, Code of Ethics and the charters of the committees of the Board are available free of charge through Omega’s website at www.omegahealthcare.com. The information on, or accessible through, Omega’s website is not incorporated into and does not constitute a part of this document or any other report or document filed with or furnished to the SEC.
Related Party Transactions
Omega has a written policy regarding related party transactions under which it has determined that Omega will not engage in any purchase, sale or lease of property or other business transaction in which its officers or directors have a direct or indirect material interest without the approval by resolution of a majority of those directors who do not have an interest in such transaction. It is generally Omega’s policy to enter into or ratify related party transactions only when the Board of Directors, acting through its Audit Committee, determines that the related party transaction in question is in, or is not inconsistent with, Omega’s best interests and the interests of its stockholders.
Prior to 2002, certain of the entities that were combined in connection with the formation of Aviv’s predecessor partnership distributed security deposits paid by certain of their tenants to the owners of those entities in exchange for an agreement by those owners to repay the amounts distributed if and when the applicable tenant became entitled to a return of the security deposit or the deposit was otherwise applied under the applicable lease. These arrangements were kept in place in connection with the formation of Aviv’s predecessor partnership. Entities controlled by Craig M. Bernfield were obligated to potentially reimburse approximately $292,000 as of October 23, 2018, the date of Mr. Bernfield’s resignation from the Omega Board.
Stock Ownership Information
The following table sets forth information regarding the beneficial ownership of Omega common stock as of February 28, 2019, for:
•
each of the Omega directors and executive officers appearing in the table under Executive Compensation Tables and Related Information, Summary Compensation Table included elsewhere in this document; and

•
all persons known to be the beneficial owner of more than 5% of Omega outstanding common stock.

Beneficial ownership of Omega common stock, for purposes of this Proxy Statement, includes shares of Omega common stock as to which a person has voting and/or investment power, or the right to acquire such power within 60 days of February 28, 2019. Except for shares of restricted stock and unvested units as to which the holder does not have investment power until vesting or as otherwise indicated in the footnotes, the persons named in the table have sole voting and investment power with respect to all shares of Omega common stock shown as beneficially owned by them, subject to community property laws where applicable. The “Common Stock Beneficially Owned” columns do not include unvested time-based restricted stock units (“RSUs”), unvested performance-based restricted stock units (“PRSUs”), and deferred stock units under the Omega Deferred Compensation Plan (except to the extent such units vest or the applicable deferral period expires within 60 days of February 28, 2019) or common stock issuable in respect of operating partnership units (“OP Units”) or profits interests in OHI Healthcare Properties Limited Partnership (“Omega OP”). Accordingly, Omega has provided supplemental information regarding deferred stock units, unvested RSUs, earned but not yet vested PRSUs and Profits Interest Units in Omega OP under the caption “Common Stock Equivalents”. For information regarding unearned, unvested PRSUs for performance periods not yet completed, see “Outstanding Equity Awards at Fiscal Year End” below.
The business address of the directors and executive officers is 303 International Circle, Suite 200, Hunt Valley, Maryland 21030. As of February 28, 2019, there were 204,257,239 shares of Omega common stock outstanding and no preferred stock outstanding.
	Common Stock Beneficially Owned		Other Common Stock Equivalents
Beneficial Owner	Number of Shares	Percent of Class	Unvested RSUs and Profits Interest Units (1)	Deferred Stock Units (2)	Operating Partnership Units (3)	Percent of Class including Common Stock Equivalents (4)
Kapila K. Anand	4,941(5)	—	—	—	—	*
Norman R. Bobins	61,536(6)	*	—	—	—	*
Daniel J. Booth	227,206	0.11%	148,139	—	—	0.18%
Craig R. Callen	28,000	*	—	39,814(7)	—	*
Barbara B. Hill	31,310(8)	*	—	—	—	*
Steven J. Insoft	250,146	0.12%	139,015	—	78,742(9)	0.22%
Edward Lowenthal	47,076(10)	*	—	14,054(11)	—	*
Ben W. Perks	43,558(12)	*	—	—	—	*
C. Taylor Pickett	360,121	0.18%	201,508	378,726	—	0.44%
Stephen D. Plavin	86,018(13)	*	—	—	—	*
Michael D. Ritz	9,552	*	47,101	8,193	—	*
Robert O. Stephenson	238,521	0.12%	129,753	—	—	0.17%
Burke W. Whitman	4,050(14)	—	—	—	—	*
Directors and executive officers as a group (13 persons)	1,392,035	0.68%	665,516	440,787	78,742	1.21%
5% Beneficial Owners: (15)
The Vanguard Group, Inc.	29,016,968(16)	14.45%	—	—	—	13.63%
BlackRock, Inc.	23,677,458(17)	11.59%	—	—	—	11.12%

*
Less than 0.10%

(1)
Includes unvested RSUs, which in each case vest more than 60 days from February 28, 2019, subject to continued employment. It also includes earned but not yet vested PRSUs, which vest quarterly in 2019 subject to continued employment, except in the case of a Qualifying Termination or change in control in which they will vest immediately. Each unit represents the right to receive one share of common stock. Includes earned but not yet vested Profit Interest Units, which vest quarterly in 2019 subject to continued employment, except in the case of a Qualifying Termination or change in control in which they will vest immediately. See “Outstanding Equity Awards at Fiscal Year End”.

(2)
Deferred stock units representing the deferral of vested equity awards pursuant to Omega’s Deferred Stock Plan. Includes deferred stock units associated with RSUs and PRSUs vesting within 60 days which the holder has elected to defer. The deferred stock units will not be converted until the date or event specified in the applicable deferred stock agreement. See “Nonqualified Deferred Compensation”.

(3)
OP Units are redeemable at the election of the holder for cash equal to the value of one share of Omega common stock priced at the average closing price for the 10-day trading period ending on the date of the holder’s notice of election to redeem the OP Units, subject to Omega’s election to exchange the OP Units tendered for redemption for shares of Omega common stock on a one-for-one basis, in each case subject to adjustment.

(4)
Percent of class reflects 204,257,239 shares of common stock outstanding as of February 28, 2019, plus a total of 8,631,862 common stock equivalents, consisting of 506,866 unvested restricted stock units, 356,350 deferred stock units and approximately 7,768,646 OP Units.

(5)
Includes 4,941 shares of restricted stock, subject to forfeiture until vested.

(6)
Includes 7,588 shares of restricted stock, subject to forfeiture until vested.

(7)
Includes deferred stock units with respect to 7,917 shares of restricted stock, subject to forfeiture until vested.

(8)
Includes 7,588 shares of restricted stock, subject to forfeiture until vested.

(9)
Operating Partnership Units includes 78,742 Omega OP Units held by Steven J. Insoft Investments, L.L.C., which is 99% owned by Mr. Insoft and 1% owned by his wife, Susan M. Insoft. Does not include 32,130 OP Units subject to a phantom unit award grant to Mr. Insoft because Mr. Insoft does not have the right to acquire voting or dispositive power with respect to such securities within 60 days.

(10)
Includes 1,000 shares of restricted stock, subject to forfeiture until vested.

(11)
Includes deferred stock units with respect to 4,941 shares of restricted stock, subject to forfeiture until vested.

(12)
Includes 5,941 shares of restricted stock, subject to forfeiture until vested.

(13)
Includes 5,941 shares of restricted stock, subject to forfeiture until vested. The remainder of Mr. Plavin’s shares is owned jointly with his wife.

(14)
Includes 2,700 shares of restricted stock, subject to forfeiture until vested.

(15)
Except as otherwise indicated below, information regarding 5% beneficial owners is based on information reported on Schedule 13G filings by the beneficial owners indicated with respect to the common stock of Omega.

(16)
Based on a Schedule 13G/A filed with the SEC on February 11, 2019 by The Vanguard Group, Inc., including on behalf of certain subsidiaries. The Vanguard Group, Inc. is located at 100 Vanguard Blvd. Malvern, PA 19355. The Vanguard Group, Inc., has sole voting power with respect to 273,520 of the shares, shared voting power with respect to 231,848 of the shares, sole dispositive power with respect to 28,708,077 of the shares and shared dispositive power with respect to 308,891 of the shares.

(17)
Based on a Schedule 13G/A filed with the SEC on January 31, 2019 by BlackRock, Inc., including on behalf of certain subsidiaries. BlackRock Inc. is located at 55 East 52nd Street New York, New York 10055. BlackRock, Inc. has sole voting power with respect to 22,827,904 of the shares and sole dispositive power with respect to 23,677,458 of the shares.

PRINCIPAL STOCKHOLDERS OF MEDEQUITIES
The following table sets forth certain information as of March 4, 2019, the record date for the MedEquities special meeting of stockholders, regarding the beneficial ownership of shares of MedEquities common stock by (a) each of MedEquities’ directors, (b) each of MedEquities’ Named Executive Officers, (c) all of MedEquities’ directors and executive officers as a group and (d) each person known to MedEquities to be the beneficial owner of more than five percent of MedEquities common stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power with respect to such shares. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement or (d) the automatic termination of a trust, discretionary account or similar arrangement.
Unless otherwise indicated, the address of each person listed below is c/o MedEquities Realty Trust, Inc., 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203.
Name	Amount and Nature of Beneficial Ownership	% of All Shares(1)
John W. McRoberts	327,392(2)	*
William C. Harlan	326,433(3)	*
Jeffery C. Walraven	45,742(4)	*
Randall L. Churchey	58,460(5)	*
John N. Foy	48,160(5)	*
Steven I. Geringer	25,939(5)	*
Stephen L. Guillard	45,939(5)	*
Elliott Mandelbaum	6,684(6)	*
Todd W. Mansfield	6,684(6)	*
All Named Executive Officers and directors as a group (9 persons)	891,433	2.8%
More than 5% Beneficial Owners
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	3,186,108(7)	10.0%
Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	2,603,235(8)	8.2%
The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282	2,419,051(9)	7.6%
American Century Capital Portfolios, Inc. 4500 Main Street 9th Floor Kansas City, Missouri 64111	2,325,062(10)	7.3%
Steven R. Gerbel 311 South Wacker Drive Suite 6025 Chicago, IL 60606	2,115,819(11)	6.6%
Invesco Ltd. 1555 Peachtree Street NE, Suite 1800 Atlanta GA 30309	2,085,092(12)	6.5%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	1,764,907(13)	5.5%

*
Less than 1.0%

(1)
Based on an aggregate of 31,840,651 shares of Omega common stock outstanding as of March 4, 2019, the record date for the MedEquities special meeting of stockholders.

(2)
Includes 25,751 shares of unvested restricted common stock which are expected to vest in connection with the consummation of the merger.

(3)
Includes 25,751 shares of unvested restricted common stock which are expected to vest in connection with the consummation of the merger. Includes 283,729 shares held by an irrevocable trust for which Mr. Harlan’s spouse is the sole beneficiary and sole trustee and 42,704 shares held by Mr. Harlan’s spouse.

(4)
Includes 13,168 shares of unvested restricted common stock which are expected to vest in connection with the consummation of the merger.

(5)
Includes 6,708 shares of unvested restricted common stock which are expected to vest in connection with the consummation of the merger.

(6)
Includes 4,456 shares of unvested restricted common stock which are expected to vest in connection with the consummation of the merger.

(7)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 10, 2019, reporting beneficial ownership as of December 31, 2018. Includes shares held by Vanguard Fiduciary Trust Company, of which The Vanguard Group, Inc. is a parent holding company. The Vanguard Group, Inc. has sole voting power over 26,115 shares, sole dispositive power over 3,159,993 shares and shared dispositive power over 26,115 shares.

(8)
Based solely upon the Schedule 13G/A filed with the SEC by the beneficial owner on January 31, 2019, reporting beneficial ownership as of December 31, 2018. Includes shares held by the following subsidiaries, of which Prudential Financial, Inc. is the indirect parent: (i) 2,455,650 shares held by PGIM, Inc. and (ii) 147,585 shares held by Quantitative Management Associates LLC. Prudential Financial, Inc. has sole voting power and sole dispositive power over 231,968 shares and shared voting power and shared dispositive power over 2,371,267 shares.

(9)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 4, 2019, reporting beneficial ownership as of December 31, 2018. Includes shares held by Goldman Sachs & Co. LLC, of which The Goldman Sachs Group, Inc. is the parent holding company. The Goldman Sachs Group, Inc. has shared voting power and shared dispositive power over 2,419,051 shares.

(10)
Based solely upon the Schedule 13G/A filed with the SEC by the beneficial owner on February 11, 2019, reporting beneficial ownership as of December 31, 2018. Includes shares held by American Century Investment Management, Inc. and American Century Capital Portfolios, Inc., of which American Century Companies, Inc. and Stowers Institute for Medical Research, Inc. are parent holding companies. American Century Capital Portfolios, Inc. has sole voting power over 2,163,350 shares and sole dispositive power over 2,325,062 shares.

(11)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 16, 2019, reporting beneficial ownership as of December 31, 2018. Includes 2,115,819 shares owned by Mr. Gerbel in his capacity as the managing member of Chicago Capital Management, LLC, an Illinois limited liability company, which in turn serves as the general partner and investment manager of Chicago Capital Management, LP, an Illinois limited partnership.

(12)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 12, 2019, reporting beneficial ownership as of December 31, 2018. Invesco Ltd. has sole voting power and sole dispositive power over 2,085,092 shares.

(13)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 8, 2019, reporting beneficial ownership as of December 31, 2018. Includes shares held by BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock

Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd. and BlackRock Investment Management, LLC, of which BlackRock, Inc. is the parent holding company. BlackRock, Inc. has sole voting power over 1,711,297 shares and sole dispositive power over 1,764,907 shares.

LEGAL MATTERS
The validity of the Omega common stock to be issued in connection with the merger will be passed upon for Omega by Shapiro Sher Guinot & Sandler, P.A., Baltimore, Maryland. Certain matters pertaining to the United States Federal income tax consequences of the merger will be passed upon for Omega by Bryan Cave Leighton Paisner LLP, Atlanta, Georgia and for MedEquities by Morrison & Foerster LLP.
EXPERTS
The consolidated financial statements of Omega Healthcare Investors, Inc. appearing in Omega Healthcare Investors, Inc.’s Annual Report (Form 10-K) for the year ended December 31, 2018 (including schedules appearing therein), and the effectiveness of Omega Healthcare Investors, Inc.’s internal control over financial reporting as of December 31, 2018, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such financial statements and schedules are, and audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements and the effectiveness of Omega’s internal control over financial reporting as of the respective dates to the extent covered by consents filed with the Securities and Exchange Commission given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of OHI Healthcare Properties Limited Partnership appearing in OHI Healthcare Properties Limited Partnership’s Annual Report (Form 10-K) for the year ended December 31, 2018 (including schedules appearing therein), and the effectiveness of OHI Healthcare Properties Limited Partnership’s internal control over financial reporting as of December 31, 2018, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such financial statements and schedules are, and audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements and the effectiveness of OHI Healthcare Properties Limited Partnership’s internal control over financial reporting as of the respective dates to the extent covered by consents filed with the Securities and Exchange Commission given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of MedEquities Realty Trust, Inc. as of December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018 have been incorporated by reference herein and in the registration statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

FUTURE STOCKHOLDER PROPOSALS
The 2019 annual meeting of MedEquities stockholders will be held only if the merger is not completed. If the merger is not completed and the 2019 annual meeting of MedEquities stockholders is held, notice will be provided to MedEquities stockholders of the date of the 2019 annual meeting of MedEquities stockholders and the date by which stockholder proposals must be received in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one proxy statement unless any stockholder at that address has given the bank or broker contrary instructions. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your bank or broker, and direct your written request to MedEquities Realty Trust, Inc., 3100 West End Avenue, Suite 1000, Nashville, Tennessee 37203, Attention: Secretary, or contact MedEquities by telephone at (615) 627-4710. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

WHERE YOU CAN FIND MORE INFORMATION
Omega and MedEquities file annual, quarterly, and current reports, proxy statements, and other information with the SEC. Omega’s and MedEquities’ public filings are available to the public from commercial document retrieval services and on the Internet site maintained by the SEC at www.sec.gov. The reports and other information filed by Omega with the SEC are also available at Omega’s website at www.Omegahealthcare.com under the heading “Investors Relations,” and then under the heading “SEC Filings”. The reports and other information filed by MedEquities with the SEC are available at MedEquities’ website at www.medequities.com under the heading “Investor Relations,” and then under the tab “SEC Filings”. The web addresses of the SEC, Omega and MedEquities are included as inactive textual references only. Except as specifically incorporated by reference into this proxy statement/prospectus, information on those web sites is not a part of this proxy statement/prospectus. Shares of Omega common stock are listed on the NYSE under the symbol “OHI,” and shares of MedEquities common stock are listed on the on the NYSE under the symbol “MRT”.
Omega has filed with the SEC a registration statement on Form S-4 under the Securities Act with respect to the common stock of Omega being offered in the merger. This proxy statement/prospectus, which constitutes part of the registration statement, does not contain all of the information set forth in the registration statement. Parts of the registration statement are omitted from this proxy statement/prospectus in accordance with the rules and regulations of the SEC. For further information, your attention is directed to the registration statement. Statements made in this proxy statement/prospectus concerning the contents of any documents are not necessarily complete, and in each case are qualified in all respects by reference to the copy of the document filed with the SEC.
The SEC allows Omega and MedEquities to “incorporate by reference” the information filed by Omega and MedEquities with the SEC, which means that Omega and MedEquities can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement/prospectus.
Omega incorporates by reference the documents and information listed below:
(1)
Annual Report on Form 10-K for the fiscal year ended December 31, 2018;

(2)
Current Reports on Form 8-K filed on January 4, 2019 and February 6, 2019 (except, with respect to each of the foregoing, for portions of such reports which were deemed to be furnished and not filed); and

(3)
The description of Omega’s common stock set forth in Omega’s registration statement on Form 8-A filed with the SEC on August 4, 1992, including any amendment or report filed with the SEC for the purpose of updating such description.

*
Omega is not incorporating and will not incorporate by reference into this proxy statement/prospectus past or future information or reports furnished or that will be furnished under Items 2.02 and/or 7.01 of, or otherwise with, Form 8-K.

MedEquities incorporates by reference the documents and information listed below:
(1)
Annual Report on Form 10-K for the fiscal year ended December 31, 2018;

(2)
Current Report on Form 8-K filed on January 2, 2019; and

(3)
Proxy Statement for MedEquities’ 2018 Annual Meeting of Stockholders, on Schedule 14A filed with the SEC on April 16, 2018 (excluding any portions of such filing that have not been incorporated by reference into MedEquities’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017).

*
MedEquities is not incorporating and will not incorporate by reference into this proxy statement/prospectus past or future information or reports furnished or that will be furnished under Items 2.02 and/or 7.01 of, or otherwise with, Form 8-K.

Omega and MedEquities are also incorporating by reference any filings either Omega or MedEquities make with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act between the date of the initial filing of the registration statement on Form S-4 of which this proxy statement/prospectus forms a part and the date of the special meeting of MedEquities stockholders; provided, however, that Omega and MedEquities are not incorporating by reference any information furnished, but not filed.
Any statement contained in a document incorporated or deemed to be incorporated herein shall be deemed modified or superseded for purposes of this proxy statement/prospectus to the extent that a statement contained herein or in any other subsequently filed document that is deemed to be incorporated herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement/prospectus.
Documents incorporated by reference are available from Omega and MedEquities without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement/prospectus. You can obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following address and phone number:
Omega Healthcare Investors, Inc. 303 International Circle, Suite 200 Hunt Valley, Maryland 21030 Attn: Matthew Gourmand (410) 427- 1700	MedEquities Realty Trust, Inc. 3100 West End Avenue, Suite 1000 Nashville, Tennessee Attn: Tripp Sullivan (615) 627- 4710
MedEquities stockholders requesting documents must do so by May 8, 2019 to receive them before the special meeting. You will not be charged for any of the documents that you request. If you request any incorporated documents from Omega or MedEquities, Omega and MedEquities, respectively, will mail them to you by first class mail, or another equally prompt means, within one business day after receiving your request.
You should rely only on the information contained in this document or to which we have referred you. We have not authorized anyone to provide you with information that is inconsistent with information contained in this document or any document incorporated by reference. This proxy statement/prospectus is not an offer to sell these securities in any state where the offer and sale of these securities is not permitted. The information in this proxy statement/prospectus is current as of the date it is mailed to security holders, and not necessarily as of any later date. If any material change occurs during the period that this proxy statement/prospectus is required to be delivered, this proxy statement/prospectus will be supplemented or amended.
All information regarding Omega in this proxy statement/prospectus has been provided by Omega, and all information regarding MedEquities in this proxy statement/prospectus has been provided by MedEquities.

Annex A

EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
by and among
OMEGA HEALTHCARE INVESTORS, INC.,
OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,
MEDEQUITIES REALTY TRUST, INC.,
MEDEQUITIES OP GP, LLC
and
MEDEQUITIES REALTY OPERATING PARTNERSHIP, LP
dated as of
January 2, 2019

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this “Agreement”), dated as of January 2, 2019, is by and among Omega Healthcare Investors, Inc., a Maryland corporation (“Parent”), OHI Healthcare Properties Limited Partnership, a Delaware limited partnership (the “Parent Operating Partnership” and, together with Parent, the “Parent Parties”), MedEquities Realty Trust, Inc., a Maryland corporation (the “Company”), MedEquities OP GP, LLC, a Delaware limited liability company and the sole general partner of the Company Operating Partnership (the “Company General Partner”), and MedEquities Realty Operating Partnership, LP, a Delaware limited partnership (the “Company Operating Partnership” and, collectively with the Company and the Company General Partner, the “Company Parties”). All capitalized terms used in this Agreement shall have the meaning ascribed to such terms in Section 9.5 or as otherwise defined elsewhere in this Agreement unless the context clearly provides otherwise. Parent, the Parent Operating Partnership, the Company, the Company General Partner and the Company Operating Partnership are each individually referred to herein as a “Party” and collectively as the “Parties.”
Recitals
WHEREAS, the Company is a Maryland corporation operating as a “real estate investment trust” (“REIT”) for U.S. Federal income tax purposes;
WHEREAS, Parent is a Maryland corporation operating as a REIT for U.S. Federal income tax purposes;
WHEREAS, the Parties wish to effect a business combination through a merger of the Company with and into Parent, with Parent being the surviving entity (the “Merger”), and each share of common stock, $0.01 par value per share, of the Company (the “Company Common Stock” or “Company Shares”), issued and outstanding immediately prior to the Merger Effective Time will be converted into the right to receive the Merger Consideration upon the terms and conditions set forth in this Agreement and in accordance with the Maryland General Corporation Law (as amended, the “MGCL”);
WHEREAS, the board of directors of the Company (the “Company Board of Directors” or the “Company Board”) has (i) authorized, adopted and approved the execution, delivery and performance of this Agreement, the Merger and the other Transactions and declared that this Agreement, the Merger and the other Transactions are advisable and in the best interests of the Company, (ii) directed that the Merger be submitted for consideration at a meeting of the stockholders of the Company, and (iii) resolved to recommend that the stockholders of the Company approve the Merger (the “Company Board Recommendation”) (except to the extent that the Company Board shall have made a Company Adverse Recommendation Change in accordance with Section 5.3);
WHEREAS, the board of directors of Parent (the “Parent Board of Directors” or the “Parent Board”) has approved this Agreement, the Merger, the issuance of the shares of Parent Common Stock in connection with the Merger as described herein (the “Share Issuance”) and the other Transactions, and has further determined and declared that the Merger, the Share Issuance and the other Transactions are advisable and in the best interests of Parent;
WHEREAS, Parent, as the sole general partner of the Parent Operating Partnership, has approved this Agreement and the other Transactions, and further has deemed it advisable and in the best interests of the Parent Operating Partnership to enter into this Agreement and to consummate the other Transactions;
WHEREAS, the Company, as the sole member of the Company General Partner, which is the sole general partner of the Company Operating Partnership, has approved this Agreement and the other Transactions, and further has deemed it advisable and in the best interests of the Company Operating Partnership to enter into this Agreement and to consummate the other Transactions;
WHEREAS, for U.S. Federal income tax purposes, it is intended that the Merger shall qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Code, and this Agreement is intended to be and is adopted as a “plan of reorganization” for the Merger for purposes of Sections 354 and 361 of the Code; and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Transactions and also prescribe various conditions to the Transactions.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:
ARTICLE I
AGREEMENT — THE MERGER
Section 1.1 The Merger.   Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with the MGCL, at the Merger Effective Time, the Company shall be merged with and into Parent, whereupon the separate existence of the Company will cease, with Parent surviving the Merger (Parent, as the surviving entity in the Merger, sometimes being referred to herein as the “Surviving Entity”). The Merger shall have the effects provided in this Agreement and as specified in the MGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Merger Effective Time, the Surviving Entity shall possess all properties, rights, privileges, powers and franchises of Parent and the Company, and all of the claims, obligations, liabilities, debts and duties of Parent and the Company shall become the claims, obligations, liabilities, debts and duties of the Surviving Entity.
Section 1.2 Closing.   The closing of the Merger (the “Closing”) will take place (a) at 10:00 a.m., New York City time, at the Atlanta, Georgia offices of Bryan Cave Leighton Paisner LLP, on a date to be mutually agreed upon by the Parties, but in no event later than the third (3rd) business day after the satisfaction or waiver of the last of the conditions set forth in Article VII to be satisfied or waived (other than any such conditions that by their nature are to be satisfied or waived at the Closing, but subject to the satisfaction or, to the extent permitted by Law, waiver of such conditions at the Closing) or (b) at such other date or place as is agreed to in writing by the Company and Parent. The date on which the Closing actually takes place is referred to as the “Closing Date.”
Section 1.3 Effective Time.   On the Closing Date, the Company and Parent shall (a) cause articles of merger with respect to the Merger (the “Articles of Merger”) to be duly executed and filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) in accordance with the MGCL, and (b) make any other filings, recordings or publications required to be made by the Company or Parent under the MGCL in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger are accepted for record by the SDAT, or on such later date and time (not to exceed five (5) business days after the date the Articles of Merger are accepted for record by the SDAT) as shall be agreed to by the Company and Parent and specified in the Articles of Merger (such date and time being hereinafter referred to as the “Merger Effective Time”).
Section 1.4 Governing Documents.   At the Merger Effective Time, the Parent Charter and the Parent Bylaws, as in effect immediately prior to the Merger Effective Time, shall be the charter and bylaws of the Surviving Entity, until thereafter amended, subject to Section 6.4, in accordance with applicable Law and the applicable provisions of such charter and bylaws.
Section 1.5 Directors and Officers of the Surviving Entity.   The directors and officers of Parent immediately prior to the Merger Effective Time shall be and become the directors and officers of the Surviving Entity as of the Merger Effective Time until such person’s successor is duly elected or appointed in accordance with applicable Law and the governing documents of the Surviving Entity.
Section 1.6 Tax Consequences.   The Parties intend that, for U.S. Federal income tax purposes, the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and this Agreement hereby is adopted as a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.
Section 1.7 Contribution to Parent Operating Partnership.   Immediately following the Merger Effective Time, Parent shall contribute all of its membership interests in the Company General Partner and all of its limited partnership interests in the Company Operating Partnership to the Parent Operating

Partnership in exchange for a number of Parent OP Units equal to the number of shares of Parent Common Stock issued in the Merger, cash and other property as may be reasonably required to effect the Transactions.
Section 1.8 Subsequent Actions.   If at any time after the Merger Effective Time the Surviving Entity shall determine, in its sole and absolute discretion, that any actions are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Entity its right, title or interest in, to or under any of the rights or properties of the Company and the Company Subsidiaries acquired or to be acquired by the Surviving Entity as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the Surviving Entity may take all such actions as may be necessary or desirable to vest all right, title or interest in, to or under such rights or properties in the Surviving Entity or otherwise to carry out this Agreement.
ARTICLE II
TREATMENT OF SECURITIES
Section 2.1 Treatment of Capital Stock.   At the Merger Effective Time, by virtue of the Merger and without any action on the part of the holders of any securities of the Company or of Parent:
(a) Treatment of Company Common Stock.   Each share of Company Common Stock issued and outstanding immediately prior to the Merger Effective Time (other than Company Shares held by the Company, any wholly owned Company Subsidiary, Parent or any wholly owned Parent Subsidiary) shall be cancelled and retired and automatically converted into the right to receive the following consideration (the “Merger Consideration”): (i) 0.235 (the “Exchange Ratio”) of a duly authorized, fully paid, non-assessable and validly issued share of Parent Common Stock, subject to adjustment as provided in Section 2.1(c)(ii); plus (ii) the right to receive any Fractional Share Consideration pursuant to Section 2.6 without interest (together with the shares issuable under the foregoing subsection (i), the “Stock Consideration”); plus (iii) an amount in cash equal to $2.00 without interest (the “Cash Consideration”), subject to adjustment as provided in Section 2.1(c)(i); provided, however, that each share of Company Common Stock issued and outstanding immediately prior to the Merger Effective Time that is held by the Company or any wholly owned Company Subsidiary or by Parent or any wholly owned Parent Subsidiary shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and no payment or other consideration shall be made with respect thereto. From and after the Merger Effective Time, all such Company Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a Company Share shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in exchange therefor upon the surrender of such Company Share in accordance with Section 2.2, including the right to receive, pursuant to Section 2.6, cash in lieu of fractional shares of Parent Common Stock, if any, for which such shares of Company Common Stock have the right to be exchanged pursuant to this Section 2.1(a) (the “Fractional Share Consideration”), together with the amounts, if any, payable pursuant to Section 2.2(e).
(b) Treatment of Parent Capital Stock.   All shares of capital stock of Parent issued and outstanding immediately prior to the Merger Effective Time shall remain issued and outstanding as shares of capital stock of the Surviving Entity.
(c) Adjustment to Merger Consideration.
(i) The Merger Consideration shall be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the number of shares of Company Common Stock outstanding after the date hereof and prior to the Merger Effective Time so as to provide the holders of Company Common Stock with the same economic effect as contemplated by this Agreement prior to such event and as so adjusted shall, from and after the date of such event, be the Merger Consideration; provided, that nothing in this Section 2.1(c)(i), shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

(ii) The Exchange Ratio shall be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Parent Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the number of shares of Parent Common Stock outstanding after the date hereof and prior to the Merger Effective Time so as to provide the holders of Company Common Stock with the same economic effect as contemplated by this Agreement prior to such event and as so adjusted shall, from and after the date of such event, be the applicable Exchange Ratio; provided, that nothing in this Section 2.1(c)(ii), shall be construed to permit Parent to take any action with respect to its securities that is prohibited by the terms of this Agreement.
(d) The Pre-Closing Dividend.   The Company shall declare a special dividend of  $0.21 per share of Company Common Stock payable to the holders of record of Company Common Stock as of the end of trading on the NYSE on the trading day immediately prior to the Closing Date payable together with the Cash Consideration and Fractional Share Consideration from the Exchange Fund in accordance with Section 2.2 (the “Pre-Closing Dividend”). Parent shall deposit with the Exchange Agent cash in immediately available funds in an amount sufficient to pay the aggregate Pre-Closing Dividend; provided that, if  (i) Parent, within three (3) business days prior to the Closing Date, provides notice to the Company requesting that the Company deposit such cash for the Pre-Closing Dividend with the Exchange Agent, and (ii) the Company has sufficient cash to pay for all or a portion of the Pre-Closing Dividend available in its operating bank accounts or available and able to be drawn under the Company Credit Agreement, then the Company shall deposit with the Exchange Agent all or such portion of the Pre-Closing Dividend available in its operating bank accounts or able to be drawn under the Company Credit Agreement; provided further that, if the Company only has a portion of the Pre-Closing Dividend available in its operating bank accounts or available and able to be drawn under the Company Credit Agreement, then Parent shall deposit with the Exchange Agent the remaining amount of cash necessary to pay the Pre-Closing Dividend in full.
Section 2.2 Payment for Securities.
(a) Exchange Fund.   Prior to the mailing of the Proxy Statement, Parent shall designate a United States bank or trust company reasonably acceptable to the Company to act as exchange agent in connection with the Merger (the “Exchange Agent”). Prior to the Merger Effective Time, Parent (or, with respect to the Pre-Closing Dividend but subject to Section 2.1(d), the Company) shall deposit with the Exchange Agent (i) evidence of Parent Common Stock in book-entry form issuable pursuant to Section 2.1(a) and Section 2.4 equal to the aggregate number of shares of Parent Common Stock to be issued pursuant to Section 2.1 and Section 2.4 (excluding any Fractional Share Consideration), and (ii) cash in immediately available funds in an amount sufficient to pay the aggregate Cash Consideration, Fractional Share Consideration, Pre-Closing Dividend and any dividends or other distributions under Section 2.2(e) (such evidence of book-entry shares of Parent Common Stock and cash amounts, the “Exchange Fund”), in each case, for the sole benefit of the holders of shares of Company Common Stock, the holders of Company Restricted Shares and the Surviving Entity (in the case of the Surviving Entity, solely to the extent any amounts in the Exchange Fund are in excess of the amounts payable pursuant to Section 2.1(a) and Section 2.1(d)). In the event the Exchange Fund shall be insufficient to pay the aggregate Cash Consideration, Fractional Share Consideration, Pre-Closing Dividend and any dividends or other distributions under Section 2.2(e), Parent shall promptly deposit additional funds with the Exchange Agent in an amount that is equal to the deficiency in the amount required to make such payment. Parent shall cause the Exchange Agent to make, and the Exchange Agent shall make, delivery of the Merger Consideration, including any Fractional Share Consideration, any amounts payable in accordance with Section 2.2(e) and the Pre-Closing Dividend, out of the Exchange Fund in accordance with this Agreement. The Exchange Fund shall not be used for any purpose that is not expressly provided for in this Agreement. The cash portion of the Exchange Fund shall be invested by the Exchange Agent as reasonably directed by Parent; provided, however, that any investment of such cash shall in all events be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated P-1 or A-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available), and that no such investment or loss thereon shall affect the amounts payable to holders of Book-Entry Shares pursuant to this Article II. Any interest and other income resulting from such investments shall be paid to the Surviving Entity on the earlier of one (1) year after the Merger Effective Time or the Exchange Fund has been paid in full; provided, that any amounts in the Exchange Fund in excess of the amounts payable under Section 2.1(a) and Section 2.1(d) shall be promptly paid to the Surviving Entity.
(b) Procedures for Surrender.   Promptly after the Merger Effective Time (but in no event later than five (5) business days after the Merger Effective Time), Parent shall, and shall cause the Surviving Entity to, cause the Exchange Agent to mail (and make available for collection by hand) to each holder of record of Company Shares, all of which are held in “book-entry” form (the “Book-Entry Shares”), whose Company Shares were exchanged pursuant to Section 2.1 for the right to receive the Merger Consideration, instructions for effecting the surrender of Book-Entry Shares in exchange for the Merger Consideration for which such Company Shares are to be exchanged, including, any amount payable in respect of the Fractional Share Consideration in accordance with Section 2.6, and any dividends or other distributions in accordance with Section 2.2(e). Upon surrender of a Book-Entry Share for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent or the Surviving Entity and such other documents as may be required pursuant to such instructions, the holder of such Book-Entry Share shall be entitled to receive in exchange therefor (1) the Stock Consideration pursuant to the provisions of this Article II (rounded down to the nearest whole share), (2) the Cash Consideration pursuant to the provisions of this Article II, (3) an amount representing any Fractional Share Consideration that such holder of a Book-Entry Share has the right to receive pursuant to the provisions of Section 2.6, (4) the Pre-Closing Dividend, pursuant to the provisions of this Article II and (5) any amounts that such holder of a Book-Entry Share has the right to receive in respect of dividends or other distributions in accordance with Section 2.2(e) for each Company Share formerly represented by such Book-Entry Share. The amounts due pursuant to clauses (2), (3), (4) and (5) shall be made via check or wire or other electronic transfer of immediately available funds (at each such holder’s election) within five (5) business days following the later to occur of the Merger Effective Time or the Exchange Agent’s receipt of such Book-Entry Share, and the Book-Entry Share so surrendered shall be forthwith cancelled. The Exchange Agent shall accept such Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. Payment of the applicable Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. Until surrendered as contemplated by this Section 2.2, each Book-Entry Share shall at any time after the Merger Effective Time represent only the right to receive the applicable Merger Consideration as contemplated by this Article II, including any amount payable in respect of the Fractional Share Consideration in accordance with Section 2.6 and any dividends or other distributions in accordance with Section 2.2(e), without interest thereon, and the Pre-Closing Dividend. Shares of Parent Common Stock deliverable pursuant to this Section 2.2(b) in exchange for shares of Company Common Stock shall be in uncertificated book-entry form.
(c) Transfer Books; No Further Ownership Rights in Company Shares.   At the Merger Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Company Shares on the records of the Company. From and after the Merger Effective Time, the holders of Company Shares outstanding immediately prior to the Merger Effective Time shall cease to have any rights with respect to such Company Shares except as otherwise provided for herein or by applicable Law. If, after the Merger Effective Time, Book-Entry Shares are presented to the Surviving Entity for any reason, they shall be cancelled and exchanged as provided in this Agreement.
(d) Termination of Exchange Fund; No Liability.   At any time following twelve (12) months after the Merger Effective Time, the Surviving Entity shall be entitled to require the Exchange Agent to deliver to it any funds (including any interest received with respect thereto) remaining in the Exchange Fund that have not been disbursed, or for which disbursement is pending subject only to the Exchange Agent’s routine administrative procedures, to holders of Book-Entry Shares, and thereafter such holders shall be entitled to look only to the Surviving Entity and Parent (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the applicable Merger Consideration, including any amount payable in respect of the Fractional Share Consideration in accordance with Section 2.6 and any dividends or other distributions in accordance with Section 2.2(e), payable upon due surrender of their Book-Entry Shares and compliance with the procedures in Section 2.2(b), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Entity, Parent or the Exchange Agent or any other Person shall be liable to any holder of a Book-Entry Share for any Merger Consideration or other amounts delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Book-Entry Shares shall not have been exchanged prior to such date on which the related Merger Consideration (and all dividends or other distributions with respect to shares of Parent Common Stock pursuant to this Article II) would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration (and such dividends and distributions) in respect thereof shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
(e) Dividends with Respect to Parent Common Stock.   No dividends or other distributions with respect to Parent Common Stock with a record date after the Merger Effective Time shall be paid to the holder of any unsurrendered Book-Entry Share with respect to the shares of Parent Common Stock issuable hereunder, and all such dividends and other distributions paid with respect to such shares of Parent Common Stock to which such holder is entitled pursuant to this Agreement shall be paid by Parent to the Exchange Agent and shall be included in the Exchange Fund, in each case until the surrender of such Book-Entry Share in accordance with this Agreement. Subject to applicable Law, following surrender of any such Book-Entry Share, there shall be paid to the holder thereof, without interest, (i) the amount of dividends or other distributions, with a record date after the Merger Effective Time but prior to such surrender, previously paid with respect to such shares of Parent Common Stock to which such holder is entitled pursuant to this Agreement, (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Merger Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such shares of Parent Common Stock and (iii) any dividends or other distributions with respect to the Company Common Stock paid in accordance with Section 6.11(c).
Section 2.3 Dissenter’s Rights.   No dissenters’ or appraisal rights shall be available with respect to the Merger or the other Transactions.
Section 2.4 Treatment of Company Equity Awards.   All of the provisions of this Section 2.4 shall be effectuated without any action on the part of the holder of any Company Restricted Share or any Company RSU.
(a) Each outstanding Company Restricted Share shall vest in full at the Merger Effective Time and be cancelled and retired and automatically converted into the right to receive the Merger Consideration, the Fractional Share Consideration, any dividends or other distributions in accordance with Section 2.2 and the Pre-Closing Dividend. As of the Merger Effective Time, each holder of Company Restricted Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, the Fractional Share Consideration, any dividends or other distributions in accordance with Section 2.2 and the Pre-Closing Dividend.
(b) Each Company RSU that is outstanding as of immediately prior to the Merger Effective Time shall, at the Merger Effective Time, be cancelled and retired and no payment or other consideration shall be made with respect thereto.
(c) Before the Merger Effective Time, the Company shall take, and Parent agrees that the Company shall be permitted to take, all corporate and other actions necessary to effectuate the requirements of this Section 2.4.
Section 2.5 Interest; Withholding.   All amounts payable pursuant to this Article II shall be paid without interest (unless otherwise noted). Any payments made pursuant to this Agreement shall be net of all applicable withholding Taxes that the Company, Parent, the Surviving Entity and the Exchange Agent,

as the case may be, shall be required to deduct and withhold under applicable Law (including, but not limited to, Section 1445 of the Code). To the extent that amounts are so deducted and withheld by the applicable payor and remitted to the appropriate Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 2.6 No Fractional Shares.   Notwithstanding anything in this Agreement to the contrary, no certificate or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Book-Entry Shares, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Parent. In lieu thereof, upon surrender of the applicable Book-Entry Shares, Parent shall pay each holder of Company Common Stock an amount in cash equal to the product obtained by multiplying (i) the fractional share interest to which such holder (after taking into account all shares of Company Common Stock held at the Merger Effective Time by such holder) would otherwise be entitled by (ii) the closing price on the NYSE, as reported on the consolidated tape at the close of the NYSE regular session of trading, for a share of Parent Common Stock on the last trading day immediately preceding the Merger Effective Time.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES
The following representations and warranties by the Company, the Company General Partner and the Company Operating Partnership are qualified in their entirety by reference to the disclosures (a) in the Company SEC Documents (excluding any disclosures under the captions “Risk Factors” or “Forward Looking Statements” or any other disclosures contained therein to the extent they are predictive, cautionary or forward-looking in nature) filed with, or furnished to, the SEC on or after January 1, 2017 and at least five (5) business days prior to the date hereof  (and then only to the extent that the relevance of any disclosed event, item or occurrence in such Company SEC Documents to a matter covered by a representation or warranty set forth in this Article III is reasonably apparent on its face as to matters and items that are the subject of such representations or warranty), and (b) set forth in the disclosure letter delivered by the Company to Parent immediately prior to the execution of this Agreement (the “Company Disclosure Letter”). Each disclosure set forth in the Company Disclosure Letter shall qualify the Section to which it corresponds and any other Section to the extent the applicability of the subject disclosure to such other Section is reasonably apparent on its face from the text of the disclosure made (it being acknowledged that if the applicability of such disclosure to such other Section is so reasonably apparent then it is not required that the other Sections be cross-referenced to such disclosure); provided that nothing in the Company Disclosure Letter is intended to broaden the scope of any representation or warranty of the Company Parties made herein. The following representations are made by the Company, the Company General Partner and the Company Operating Partnership on a joint and several basis.
Section 3.1 Organization and Qualification; Subsidiaries.
(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has the requisite organizational power and authority and any necessary governmental authorization to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. The Company is duly qualified or licensed to do business, and is in good standing (with respect to jurisdictions that recognize such concept), in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
(b) Each Company Subsidiary is duly organized, validly existing and in good standing (to the extent applicable) under the Laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite organizational power and authority and any necessary governmental authorization to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

(c) Section 3.1(c) of the Company Disclosure Letter sets forth a true and complete list of the Company Subsidiaries, together with (i) the respective jurisdiction of incorporation or organization, as the case may be, of each Company Subsidiary, (ii) the type of and percentage of interest held, directly or indirectly, by the Company in each Company Subsidiary, and (iii) the entity classification for U.S. Federal income Tax purposes of each Company Subsidiary.
(d) Except as set forth in Section 3.1(d) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary directly or indirectly owns any interest or investment (whether equity or debt) in any Person (other than in the Company Subsidiaries and investments in short-term investment securities).
(e) There are no current or pending dissolution, liquidation, forfeiture or revocation proceedings regarding the Company or any of the Company Subsidiaries.
Section 3.2 Organizational Documents.
(a) The Company has made available to Parent true, complete and correct copies of  (i) the Company Charter and the Company Bylaws as in effect on the date hereof, and (ii) the organizational documents of each Company Subsidiary. The Company is in compliance with the terms of the Company Governing Documents in all material respects. Each Company Subsidiary is in compliance with the terms of its organizational documents in all material respects.
Section 3.3 Capital Structure.
(a) The authorized capital stock of the Company consists of 400,000,000 shares of Company Common Stock and 50,000,000 shares of preferred stock, par value $0.01 per share (“Company Preferred Stock”). As of the date of this Agreement (i) 31,840,651 shares of Company Common Stock were issued and outstanding (including the restricted shares of Company Common Stock set forth in Section 3.3(a) of the Company Disclosure Letter (the “Company Restricted Shares”)), (ii) no shares of Company Preferred Stock were issued and outstanding, (iii) 687,934 shares of Company Common Stock were reserved for issuance pursuant to the settlement of outstanding restricted stock unit awards granted pursuant to the Company Equity Incentive Plan (the “Company RSUs”), and (iv) 2,134,091 additional shares of Company Common Stock were reserved for issuance pursuant to the terms of the Company Equity Incentive Plan (together with the shares described in (i), (ii) and (iii) the “Signing Capitalization”). The total number of Company shares of capital stock issued and outstanding and/or reserved for issuance, calculated immediately prior to the Merger Effective Time, will not exceed the Signing Capitalization, other than any excess which is the result of any action or inaction by the Company Parties that is consented to by Parent in accordance with this Agreement. All issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and non-assessable, and no class of capital stock is entitled to preemptive rights. There are no outstanding bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of shares of Company Common Stock may vote. Section 3.3(a) of the Company Disclosure Letter sets forth a true, complete and correct list, as of the date of this Agreement, of the outstanding Company Restricted Shares and Company RSUs, including the name of the Person to whom such Company Restricted Shares and Company RSUs have been granted and the date on which such Company Restricted Shares and Company RSUs were granted.
(b) All equity interests in each of the Company Subsidiaries that is a partnership or limited liability company are duly authorized and validly issued. The Company owns, directly or indirectly, all of the issued and outstanding ownership interests of each of the Company Subsidiaries set forth in Section 3.1(c) of the Company Disclosure Letter as owned by the Company or a Company Subsidiary, free and clear of all Liens (other than Company Permitted Liens), and there are no existing options, warrants, calls, subscriptions, convertible securities or other securities, agreements, commitments or obligations of any character relating to the outstanding securities of any Company Subsidiary or which would require any Company Subsidiary to issue or sell any ownership interests or securities convertible into or exchangeable for such Company Subsidiary ownership interests (other than the issuance of units of limited partnership interest in the Company Operating Partnership to the Company upon vesting of the Company RSUs).

(c) Except as set forth in this Section 3.3 or Section 3.3(a) of the Company Disclosure Letter, and except as permitted to be issued pursuant to Section 5.1 hereof, there are no securities, options, warrants, calls, rights, commitments, agreements, rights of first refusal, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound, obligating the Company or any Company Subsidiary to issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional shares of Company Common Stock, shares of Company Preferred Stock or other equity securities or phantom stock or other contractual rights the value of which is determined in whole or in part by the value of any equity security of the Company or any of the Company Subsidiaries or obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, right of first refusal, arrangement or undertaking. There are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of Company Common Stock, shares of Company Preferred Stock, or other equity securities of the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is a party to or, to the Knowledge of the Company, bound by any agreements or understandings concerning the voting (including voting trusts and proxies) of any capital stock of the Company or any of the Company Subsidiaries. All outstanding shares of Company Common Stock, all outstanding Company equity awards, and all outstanding shares of capital stock, voting securities, or other ownership interests in any Company Subsidiary, have been issued or granted, as applicable, in compliance in all material respects with all applicable Laws.
(d) The Company does not have a “poison pill” or similar stockholder rights plan.
(e) Except as set forth in Section 3.3(e) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary is under any obligation, contingent or otherwise, by reason of any contract to register the offer and sale or resale of any of their securities under the Securities Act.
(f) All dividends or distributions on the Company Common Stock and any material dividends or distributions on any securities of any Company Subsidiary which have been authorized or declared prior to the date hereof have been paid in full.
(g) The Company is the sole member of the Company General Partner and the Company owns, directly or indirectly, all of the partnership interests in the Company Operating Partnership.
Section 3.4 Authority.
(a) The Company has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to receipt of the Company Stockholder Approval, to consummate the Transactions. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions, subject, in the case of the Merger, to receipt of the Company Stockholder Approval and the filing of the Articles of Merger with, and acceptance for record of the Articles of Merger by, the SDAT. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by each of the Parent Parties, constitutes a legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be subject to applicable Laws relating to bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law (collectively, the “Remedies Exception”).
(b) The Company Board, at a duly held meeting, has, on behalf of the Company and in its capacity as the sole member of the Company General Partner, by unanimous vote of all the members of the Company Board, (i) authorized, adopted and approved the execution, delivery and performance of this Agreement, the Merger and the other Transactions and declared that this Agreement, the Merger and the other Transactions are advisable and in the best interests of the Company, (ii) directed that the Merger be submitted for consideration at a meeting of the stockholders of the Company, and

(iii) resolved to recommend that the stockholders of the Company approve the Merger (except to the extent that the Company Board shall have made a Company Adverse Recommendation Change in accordance with Section 5.3), and such resolutions remain in full force and effect and have not been subsequently rescinded, modified or withdrawn in any way.
(c) The Company Operating Partnership has the requisite limited partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions to which the Company Operating Partnership is a party. The execution and delivery of this Agreement by the Company Operating Partnership and the consummation by the Company Operating Partnership of the Transactions to which the Company Operating Partnership is a party have been duly and validly authorized by all necessary partnership action, and no other partnership proceedings on the part of the Company Operating Partnership are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly executed and delivered by the Company Operating Partnership and, assuming due authorization, execution and delivery by each of the Parent Parties, constitutes a legally valid and binding obligation of the Company Operating Partnership enforceable against the Company Operating Partnership in accordance with its terms, subject to the Remedies Exception.
(d) The Company General Partner has the requisite limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions to which the Company General Partner is a party. The execution and delivery of this Agreement by the Company General Partner and the consummation by the Company General Partner of the Transactions to which the Company General Partner is a party have been duly and validly authorized by all necessary limited liability company action, and no other limited liability company proceedings on the part of the Company General Partner are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly executed and delivered by the Company General Partner and, assuming due authorization, execution and delivery by each of the Parent Parties, constitutes a legally valid and binding obligation of the Company General Partner enforceable against the Company General Partner in accordance with its terms, subject to the Remedies Exception.
Section 3.5 No Conflict; Required Filings and Consents.
(a) The execution and delivery of this Agreement by each of the Company Parties do not, and the performance of their respective obligations hereunder will not, (i) conflict with or violate or result in any breach of any provision of  (A) the Company Charter or the Company Bylaws or (B) any equivalent organizational or governing documents of any Company Subsidiary, (ii) assuming that all consents, approvals, authorizations and permits described in Section 3.5(b) have been obtained, all filings and notifications described in Section 3.5(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound, or (iii) require any consent or approval under, result in any breach of or any loss of any benefit or material increase in any cost or obligation of the Company or any Company Subsidiary under, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien on any property or asset of the Company or any Company Subsidiary pursuant to, any contract to which the Company or any Company Subsidiary is a party or otherwise bound, except, as to clauses (ii) and (iii), respectively, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
(b) The execution and delivery of this Agreement by each of the Company Parties do not, and the performance of this Agreement by each of the Company Parties will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) the filing with the SEC of  (A) the Proxy Statement in preliminary and definitive form and the Form S-4, and (B) such reports under, and other compliance with, the Exchange Act (and the rules and regulations promulgated thereunder) and the Securities Act (and the rules and regulations promulgated thereunder) as may be required in connection with this Agreement and the Transactions, (ii) as may be required under the rules and regulations of the NYSE, (iii) such filings and approvals as may be required by any applicable state securities or “blue sky” Laws, (iv) appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the Company and their respective Subsidiaries are qualified to do business, (v) such filings as may be required in connection with Transfer Taxes, (vi) the filing of the Articles of Merger with, and acceptance for record of the Articles of Merger by, the SDAT, and (vii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.6 Permits; Compliance with Law.
(a) Except for the authorizations, licenses, permits, certificates, approvals, variances, exemptions, orders, franchises, certifications and clearances that are the subject of Section 3.17 or Section 3.18, which are addressed solely in those Sections, the Company and each Company Subsidiary is in possession of all authorizations, licenses, permits, certificates, approvals, variances, exemptions, orders, franchises, certifications and clearances of any Governmental Authority and accreditation and certification agencies, bodies or other organizations, including building permits and certificates of occupancy, necessary for the Company and each Company Subsidiary to own, lease and, to the extent applicable, operate its properties or to carry on its respective business substantially as it is being conducted as of the date hereof  (the “Company Permits”), except in each case as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. All such Company Permits are valid and in full force and effect, except where the failure to be valid or in full force and effect of any of the Company Permits, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. All applications required to have been filed for the renewal of the Company Permits have been duly filed on a timely basis with the appropriate Governmental Authority, and all other filings required to have been made with respect to such Company Permits have been duly made on a timely basis with the appropriate Governmental Authority, except in each case for failures to file which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has received any written claim or written notice nor has any Knowledge indicating that the Company or any Company Subsidiary is currently not in compliance with the terms of any such Company Permits, except where the failure to be in compliance with the terms of any such Company Permits, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
(b) Neither the Company nor any Company Subsidiary has been in conflict with, or in default or violation of, or received notice of non-compliance with respect to (i) any Law or order applicable to the Company or any Company Subsidiary, or by which any property or asset of the Company or any Company Subsidiary is bound (except for Laws addressed in Section 3.16, Section 3.17, or Section 3.20, which are addressed solely in those Sections), or (ii) any Company Permits (except for the Company Permits addressed in Section 3.17 or Section 3.20, which are addressed solely in those Sections), except in each case for any such conflicts, defaults or violations that have been cured or, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no investigation, review or proceeding by any Governmental Authority with respect to the Company or any Company Subsidiary or their properties or operations is pending or, to the Knowledge of the Company, threatened in writing, and, to the Knowledge of the Company, no Governmental Authority has indicated an intention to conduct the same.
Section 3.7 SEC Documents; Financial Statements.
(a) The Company has made available to Parent (by public filing with or furnishing to the SEC or otherwise) a true and complete copy of each report, schedule, registration statement and definitive proxy statement furnished to or filed by the Company with the SEC since January 1, 2016 (the “Company SEC Documents”). As of their respective dates, the Company SEC Documents (other than preliminary materials) complied in all material respects with the requirements of the Securities Act or the Exchange Act applicable to “Emerging Growth Companies” (as such term is defined in the Securities Act), as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents and none of the Company SEC Documents, at the time of filing or being furnished (or effectiveness in the case of registration statements), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later Company SEC Documents filed or furnished and publicly available prior to the date of this Agreement and provided that no representation or warranty is made hereunder as to statements made or incorporated by reference in the Proxy Statement or the Form S-4 that were not supplied by or on behalf of the Company. No Company Subsidiary is required to file any form or report with the SEC. The Company meets all of the requirements to be classified as an Emerging Growth Company.
(b) The Company has made available to Parent true, complete and correct copies of all material written correspondence between the SEC on the one hand, and the Company, on the other hand, since January 1, 2017. At all applicable times, the Company has complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and any applicable rules and regulations thereunder, as amended from time to time, and the applicable listing and corporate governance rules of the NYSE.
(c) The consolidated financial statements of the Company and the Company Subsidiaries included or incorporated by reference in the Company SEC Documents, including the related notes and schedules, complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X under the Exchange Act) and fairly presented in all material respects, in accordance with applicable requirements of GAAP and the applicable rules and regulations of the SEC (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material), the consolidated financial position of the Company and the Company Subsidiaries, taken as a whole, as of their respective dates and the consolidated statements of operations and the consolidated statements of cash flows of the Company and the Company Subsidiaries for the periods presented therein, in each case except to the extent such financial statements have been modified or superseded by later Company SEC Documents filed and publicly available prior to the date of this Agreement.
(d) Except as set forth in Section 3.7(d) of the Company Disclosure Letter, to the Knowledge of the Company, as of the date of this Agreement, none of the Company SEC Documents is the subject of ongoing SEC review and neither the Company nor the Company Operating Partnership has received any comments from the SEC with respect to any of the Company SEC Documents which remain unresolved. As of the date of this Agreement, none of the Company SEC Documents is the subject of any confidential treatment request by the Company or the Company Operating Partnership.
(e) Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weakness in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. Since September 28, 2016, (x) the Company has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) to ensure that material information relating to the Company and required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, (y) such disclosure controls and procedures are effective in timely alerting the principal executive officer and principal financial officer of the Company to material information relating to the Company required to be included in the reports the Company is required to file under the Exchange Act, and (z) there have not been any disclosures by the Company’s principal executive officer or its principal financial officer to the Company’s independent registered public accounting firm and the audit committee of the Company Board in respect of any (A) known significant deficiencies and material weaknesses in the design or operation of the Company’s internal control over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, or (B) any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. As of the date of this Agreement, the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and the regulations of the SEC promulgated thereunder, and the statements contained in all such certifications were, as of their respective dates made, true, complete and correct in all material respects.
Section 3.8 Absence of Certain Changes or Events.   Except as set forth in Section 3.8 of the Company Disclosure Letter, since January 1, 2018, (i) the Company and each Company Subsidiary has conducted its business in all material respects in the Ordinary Course of Business of the Company, and (ii) there has not been any Company Material Adverse Effect, or any event, change, condition or effect that would reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect.
Section 3.9 No Undisclosed Material Liabilities.   Except as would not reasonably be expected to have a Company Material Adverse Effect, there are no liabilities of the Company or any of the Company Subsidiaries of a nature that would be required under GAAP to be set forth on the consolidated financial statements of the Company or the notes thereto, other than: (a) liabilities adequately provided for on the balance sheet of the Company dated as of September 30, 2018 (including the notes thereto), filed with the SEC on November 9, 2018, (b) liabilities incurred in connection with the Transactions, or (c) liabilities incurred in the Ordinary Course of Business of the Company since September 30, 2018.
Section 3.10 Off Balance Sheet Arrangements.   None of the Company or any of the Company Subsidiaries is a party to, or has any commitment to become a party to: (a) any joint venture or off balance sheet partnership, or any similar contract or arrangement (including any contract or arrangement relating to any transaction or relationship between or among the Company or any of the Company Subsidiaries, on the one hand, and any other Person, including any structure finance, special purpose or limited purpose Person on the other hand); or (b) any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act).
Section 3.11 No Default.   None of the Company or any of the Company Subsidiaries is in default or violation (and to the Knowledge of the Company, no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of  (a) (i) the Company Charter or the Company Bylaws or (ii) the comparable charter or organizational documents of any of the other Company Subsidiaries, (b) any loan or credit agreement, note, or any bond, mortgage or indenture, to which the Company or any of the Company Subsidiaries is a party or by which the Company, any of the Company Subsidiaries or any of their respective properties or assets is bound other than as a lender thereunder (each an “Existing Company Loan”), except in the case of  (b) for defaults or violations which have been cured or, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.12 Litigation.   Except as set forth in Section 3.12(a) of the Company Disclosure Letter, there is no Action pending or, to the Knowledge of the Company, threatened in writing by or before any Governmental Authority against the Company or any Company Subsidiary or any of their respective assets, or any director or officer of the Company or any Company Subsidiary that involves (a) a stated amount in controversy in excess of  $500,000 as of the date of this Agreement; or (b) except as individually or in the aggregate would not reasonably be expected to result in a Company Material Adverse Effect or except as set forth in Section 3.12(b) of the Company Disclosure Letter, there is no Action pending or, to the Knowledge of the Company, threatened in writing by or before any Governmental Authority against the Company or any Company Subsidiary or any of their respective assets, or any director or officer of the Company or any

Company Subsidiary that seeks an unspecified monetary amount in controversy or material injunctive or other material non-monetary relief. None of the Company or any Company Subsidiary, or any of their respective assets, is subject to any outstanding Order of any Governmental Authority which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.13 Taxes.
(a) The Company and each Company Subsidiary has timely filed with the appropriate Governmental Authority all U.S. Federal income and all other material Tax Returns required to be filed, taking into account any extensions of time within which to file such Tax Returns, and all such Tax Returns were and remain true, complete and correct in all material respects. The Company and each Company Subsidiary has duly paid (or there has been paid on their behalf), or made adequate provisions for, all material Taxes required to be paid by them, whether or not shown on any Tax Return. True and complete copies of all U.S. Federal income Tax Returns that have been filed with the IRS by the Company and each Company Subsidiary with respect to the taxable years ending on or after December 31, 2014 have been provided or made available to Parent. The statute of limitations for the assessment of additional Taxes (or, in the case of the Company Operating Partnership, the adjustment of items of income, expense or other tax attributes used in the determination of an assessment of additional Taxes) with respect to the U.S. Federal income Tax Returns of the Company and each Company Subsidiary have expired for all taxable years ending on or before December 31, 2014.
(b) The Company: (i) for all taxable years commencing with the taxable year ending December 31, 2014 and through December 31, 2017, has been subject to taxation as a REIT and has satisfied all requirements for qualification and taxation as a REIT for such years; (ii) has operated since January 1, 2018 and will operate to the Merger Effective Time in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) intends to continue to operate in such a manner as to qualify as a REIT for its taxable year that will end with the Merger Effective Time; and (iv) has not taken or omitted to take any action that could reasonably be expected to result in a challenge by the IRS or any other Governmental Authority to its status as a REIT, and no such challenge is pending, threatened in writing or, to the Knowledge of the Company, otherwise threatened or asserted.
(c) Each Company Subsidiary that is a partnership, joint venture or limited liability company and that has not elected to be a Taxable REIT Subsidiary is and has been since its formation treated for U.S. Federal income Tax purposes as a partnership, disregarded entity or Qualified REIT Subsidiary, as the case may be, and not as a corporation or an association taxable as a corporation or a “publicly traded partnership” within the meaning of Section 7704(b) of the Code, whose separate existence is respected for U.S. Federal income Tax purposes. No Company Subsidiary is a corporation for U.S. Federal income tax purposes, other than a corporation that qualifies as a REIT, a Qualified REIT Subsidiary or as a Taxable REIT Subsidiary.
(d) (i) There are no audits, investigations by any Governmental Authority or other proceedings ongoing, threatened in writing or, to the Knowledge of the Company, otherwise threatened or asserted with regard to any material Taxes or Tax Returns of the Company or any Company Subsidiary; (ii) no material deficiency for Taxes of the Company or any Company Subsidiary has been claimed, proposed or assessed in writing or, to the Knowledge of the Company, threatened, by any Governmental Authority, which deficiency has not yet been settled, except for such deficiencies which are being contested in good faith or with respect to which the failure to pay, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect; (iii) neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to the assessment of material Taxes or agreed to any extension of time with respect to any material Tax assessment or deficiency for any open tax year; (iv) as of the date of this Agreement, neither the Company nor any of the Company Subsidiaries currently is the beneficiary of any extension of time within which to file any material Tax Return that remains unfiled; (v) neither the Company nor any of the Company Subsidiaries has received a written claim, or to the Knowledge of the Company, an unwritten claim, by any Governmental Authority in a jurisdiction where any of them does not file Tax Returns that it is or may be subject to taxation by that jurisdiction; and (vi) neither the Company nor any of the Company Subsidiaries has entered into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law).

(e) Neither the Company nor any Company Subsidiary holds, directly or indirectly, any asset the disposition of which would be subject to (or to rules similar to) Section 1374 of the Code.
(f) Since its formation, (i) neither the Company nor any of the Company Subsidiaries have incurred any material liability for Taxes under Sections 856(c), 856(g)(5)(C), 857(b)(1), 857(b)(4), 857(b)(5), 857(b)(6)(A), 857(b)(7), 857(f), 860(c) or 4981 of the Code which have not been previously paid, and neither the Company nor any of the Company Subsidiaries shall incur any such liability for such Taxes in the taxable year that will end with the Merger Effective Time, and (ii) neither the Company nor any Company Subsidiary has incurred any other material liability for Taxes other than (A) in the Ordinary Course of Business of the Company or consistent with past practice, or (B) transfer or similar Taxes arising in connection with a sale, exchange, or other transfer of property. No event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentence will be imposed upon the Company or the Company Subsidiaries.
(g) The Company and each of the Company Subsidiaries have complied, in all material respects, with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471 and 3402 of the Code or similar provisions under any state, local or foreign Law) and have duly and timely withheld and, in each case, have paid over to the appropriate Governmental Authority all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.
(h) There are no Company Tax Protection Agreements in force at the date of this Agreement or with respect to which a material claim could be made against the Company or any Company Subsidiary. As used herein, “Company Tax Protection Agreements” means any written agreement to which the Company or any Company Subsidiary is a party and pursuant to which (i) any liability to holders of interests in a Company Subsidiary Partnership relating to Taxes may arise, whether or not as a result of the consummation of the Transactions and (ii) in connection with or related to the deferral of income Taxes of a holder of interests in a Company Subsidiary Partnership, the Company or any Company Subsidiary is required to (A) maintain a minimum level of debt, continue a particular debt, or provide rights to guarantee or otherwise assume economic risk of loss with respect to debt, (B) retain or not to dispose of assets, or engage in transactions of comparable tax effect, (C) make (or refrain from making) any Tax election, (D) only dispose of assets in a particular manner, (E) use (or refrain from using) a specified method of taking into account book-tax disparities under Section 704(c) of the Code with respect to one or more assets of such party or any of its direct or indirect Subsidiaries and/or (F) use (or refrain from using) a particular method for allocating one or more liabilities of such party or any of its direct or indirect subsidiaries under Section 752 of the Code. As used herein, “Company Subsidiary Partnership” means any Company Subsidiary that is a partnership for U.S. Federal income tax purposes.
(i) There are no Tax Liens upon any property or assets of the Company or any Company Subsidiary except Liens for current Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.
(j) Neither the Company nor any Company Subsidiary has requested or has received any written ruling of a Governmental Authority, or has entered into any written agreement with a Governmental Authority with respect to any Taxes.
(k) There are no Tax allocation or sharing agreements or similar arrangements with respect to which the Company or any Company Subsidiary is a party (other than pursuant to operating leases in which tenants pay certain taxes and customary arrangements under commercial contracts or borrowings, in each case, entered into in the Ordinary Course of Business of the Company), and after the Merger Effective Time, neither the Company nor any Company Subsidiary shall be bound by any such Tax allocation or sharing agreements or similar arrangements or have any liability thereunder for amounts due in respect of periods prior to the Merger Effective Time.
(l) Neither the Company nor any Company Subsidiary (i) has been a member of an affiliated group filing a consolidated U.S. Federal income Tax Return or any other unitary, combined,

consolidated or similar Tax group or (ii) has any liability for the Taxes of any Person (other than Company or any Company Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or as a successor.
(m) Neither the Company nor any Company Subsidiary has participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).
(n) Neither the Company nor any of the Company Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying (or intended to qualify) for tax-free treatment under Section 355 of the Code (i) in the two (2) years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with Transactions.
(o) Neither the Company nor any of its Subsidiaries (other than Taxable REIT Subsidiaries) has or has had any earnings and profits attributable to such entity or any other corporation in any non-REIT year within the meaning of Section 857 of the Code.
(p) The Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(q) Neither the Company nor any of its Subsidiaries has engaged at any time in any “prohibited transactions” within the meaning of Section 857(b)(6) of the Code or engaged in any transaction that reasonably would be expected to result in “redetermined rents, redetermined deductions, excess interest, and redetermined TRS service income” described in Section 857(b)(7) of the Code.
(r) With respect to the Company’s taxable year ending with the Merger, taking into account, without limitation, all distributions to be made by the Company on or prior to the day of the Merger and the U.S. Federal income Tax effects of the Merger described in Section 1.6, (i) the Company will have distributed amounts to its respective stockholders equal to or in excess of the amount required to be distributed pursuant to Section 857(a) of the Code, and (ii) the Company will not be subject to Tax under Sections 857(b)(1) or 4981 of the Code.
(s) This Section 3.13 contains the sole and exclusive representations and warranties of the Company Parties with respect to Taxes and Tax matters (other than those matters described in Section 3.1(c), Section 3.7(c), Section 3.14, Section 3.15(c), Section 3.18(b) and Section 3.18(g)).
Section 3.14 Pension and Benefit Plans; Employees.
(a) Section 3.14(a) of the Company Disclosure Letter sets forth a list, as of the date hereof, of every Employee Benefit Plan currently maintained or contributed to (or with respect to which any obligation to contribute has been undertaken) by the Company or any of its ERISA Affiliates or pursuant to which the Company or any of its ERISA Affiliates has or would reasonably be expected to have any liability (such Employee Benefit Plans, the “Company Employee Benefit Plans”). Other than the Company Employee Benefit Plans, neither the Company nor any of its ERISA Affiliates is a party to, and no independent contractor, consultant, employee or former independent contractor, consultant or employee, including retirees, of the Company or an ERISA Affiliate benefits by virtue of his or her employment or former employment with the Company or any ERISA Affiliate under, any Employee Benefit Plan. No Company Employee Benefit Plan is intended to qualify under Section 401(a) of the Code.
(b) With respect to each Company Employee Benefit Plan, the Company has provided, or made available, to Parent (if applicable to such Company Employee Benefit Plan): (i) all documents embodying or governing such Company Employee Benefit Plan, and any funding medium for the Company Employee Benefit Plan (including trust agreements, if any); (ii) the most recently filed IRS Form 5500 Annual Report and accompanying schedules and audited financial statements; (iii) the most recent actuarial report; (iv) the current summary plan description for such Company Employee Benefit Plan (or other descriptions of such Company Employee Benefit Plan provided to employees) and all summaries of material modifications thereto; (v) any insurance policy related to such Company

Employee Benefit Plan; and (vi) all material written correspondence received from the IRS, Pension Benefit Guaranty Corporation or the U.S. Department of Labor during the past three (3) years relating to any government investigation or audit or any submissions under any voluntary compliance or correction policy.
(c) Each Company Employee Benefit Plan has been administered in all material respects in accordance with its terms and the requirements of applicable law, including ERISA and the Code. With respect to each Company Employee Benefit Plan, no prohibited transactions (as defined in ERISA Section 406 or Code Section 4975) and no violations of ERISA Section 407 for which an applicable statutory or administrative exemption does not exist have occurred. No Company Employee Benefit Plan is subject to Title IV of ERISA, is a multiemployer plan, within the meaning of ERISA Section 3(37), is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA) or is a “multiple employer plan” (as defined in Section 413 of the Code) and neither the Company nor any ERISA Affiliate has ever maintained or contributed to, or had any obligation to contribute to (or borne any liability with respect to) any such plans. Neither the Company nor any ERISA Affiliates has, or could reasonably be expected to have, any liability with respect to an “employee pension benefit plan” or “pension plan” within the meaning of ERISA Section 3(2).
(d) Full payment has been made, or otherwise properly accrued on the books and records of the Company and any ERISA Affiliate, of all amounts that Company and any ERISA Affiliate are required under the terms of the Company Employee Benefit Plans to have paid as contributions to such Company Employee Benefit Plans on or prior to the date hereof  (excluding any amounts not yet due) and the contribution requirements, on a prorated basis, for the current year have been made or otherwise properly accrued on the books and records of the Company through the Effective Date.
(e) No material Action has been commenced or, to the Knowledge of the Company, threatened with respect to any Company Employee Benefit Plan (other than for benefits payable in the Ordinary Course of Business of the Company) and, to the Knowledge of the Company, no Company Employee Benefit Plan is the subject of an audit or other inquiry from the Internal Revenue Service, U.S. Department of Labor, PBGC or other governmental entity. Neither the Company nor any of its directors, officers, employees or any plan fiduciary has any liability for failure to comply with ERISA, HIPAA, COBRA or the Code for any action or failure to act in connection with the administration or investment of any Company Employee Benefit Plan.
(f) No Company Employee Benefit Plan provides, and neither the Company and any of its ERISA Affiliates, has any obligation to provide any retiree or post-employment retiree medical, life insurance or other health or welfare benefits except as required by the applicable requirements of Section 4980B of the Code or any similar state law, and except as provided, as of the date hereof, in the severance provisions contained in the agreements and plans disclosed in Section 3.14(a) of the Company Disclosure Letter.
(g) Each Company Employee Benefit Plan which is subject to Section 409A of the Code has been maintained, operated and administered in compliance in all material respects with Section 409A of the Code and other authoritative and binding guidance thereunder. Neither the Company nor any of the Company Subsidiaries has any (i) liability for withholding taxes or penalties due under Section 409A or 4999 of the Code (other than liability that may arise from the obligation to withhold taxes generally in accordance with applicable law) or (ii) indemnity obligation for any Taxes imposed under Sections 409A or 4999 of the Code.
(h) The Company and its Affiliates are and have been in compliance with the Affordable Care Act to the extent required. The Company and its Affiliates have made an offer of affordable minimum essential coverage to their respective employees in the manner contemplated under Section 4980H of the Code to the extent required to avoid the adverse tax consequences thereunder, and neither the Company nor any of its Affiliates is otherwise liable or responsible for any assessable payment, taxes or other penalties under Section 4980H of the Code or otherwise under the Affordable Care Act or in connection with requirements relating thereto.
(i) Except as set forth in Section 3.14(i) of the Company Disclosure Letter, neither the execution of this Agreement nor the consummation of the Merger will, individually or together with the occurrence of any other event: (i) entitle any employee, trustee, director or consultant of the Company or the Company Subsidiaries to severance pay or any increase in severance pay under any Company Employee Benefit Plan or Company employment agreement upon any termination of employment on or after the date of this Agreement, and the maximum amount of such severance pay as to which such individual could be entitled is set forth on Section 3.14(i) of the Company Disclosure Letter; (ii) accelerate the time of payment, vesting or funding or result in any payment of compensation or benefits under, or increase the amount or value of any payment to any employee, officer, trustee or director of the Company or any Company Subsidiary, or could limit the right to amend, merge or terminate any Company Employee Benefit Plan or related trust; (iii) result in payments or benefits under any Company Employee Benefit Plan or Company employment agreement which would not be deductible under Section 280G of the Code; or (iv) result in a requirement to pay any tax “gross up” or similar “make whole” payment to any employee, director, consultant or other service provider of the Company or any of its ERISA Affiliates. The Merger constitutes an “Unfavorable Limited Change in Control” as such term is defined in the employment agreements set forth on Section 3.14(i) of the Company Disclosure Letter and/or each award agreement with respect to all Company RSUs, and as a result, each Company RSU that is outstanding as of immediately prior to the Merger Effective Time shall, at the Merger Effective Time, be forfeited and no payment or other consideration shall be made with respect thereto.
Section 3.15 Labor and Employment Matters.
(a) Neither the Company nor any Company Subsidiary is, or has been in the past five (5) years, a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor are there any formal or informal negotiations or discussions currently pending or occurring between the Company, or any of the Company Subsidiaries, and any union, labor organization or employee association regarding any collective bargaining agreement, representation of employees, or any other work rules or polices. During the past five (5) years, there has been no unfair labor practice or labor arbitration proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of the Company Subsidiaries and neither the Company nor any Company Subsidiary has experienced any strike, work stoppage, lockout, shutdown, picketing, refusal to cross picket lines, handbilling, dispute or other concerted interference with normal operations. To the Knowledge of the Company, there are no organizational efforts with respect to union representation or the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of the Company Subsidiaries nor have there been any such organizational efforts over the past five (5) years.
(b) There are no material proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of the Company Subsidiaries in any forum by or on behalf of any present or former employee of the Company or any of the Company Subsidiaries, any applicant for employment or classes of the foregoing alleging unpaid or overdue wages or compensation due, breach of any express or implied employment contract, violation of any Law governing employment or the termination thereof, or any other discriminatory, wrongful or tortious conduct on the part of the Company of any of the Company Subsidiaries in connection with any employment relationship.
(c) For the past three (3) years, each individual who renders service to the Company or any Company Subsidiary who is classified by the Company or such Company Subsidiary, as applicable, as having the status of an independent contractor or other non-employee status for any purpose (including for purposes of taxation and tax reporting and under any Company Employee Benefit Plans) has been properly so classified and treated in accordance with applicable Laws and for purposes of all Company Employee Benefit Plans and perquisites in all material respects. For the past three (3) years, each employee of the Company or any Company Subsidiary has been classified properly as exempt or non-exempt under applicable Law relating to regular wages and overtime compensation, except as would not, individually or in the aggregate, reasonably be expected to result in material liability to the Company.
(d) For the past three (3) years, the Company and the Company Subsidiaries have been in material compliance with all applicable Laws and all applicable contracts and policies relating to labor and labor practices, employment and employment practices, occupational health and safety and occupational health and safety practices, workers compensation, work authorization, immigration, privacy, wages, hours, discrimination, harassment, pay equity, whitstleblowing, unemployment insurance, family and medical leave, vacation, sick time and terms and conditions of employment, including the obligations of the WARN Act, and all other notification and bargaining obligations arising under any collective bargaining agreement, by applicable Law or otherwise. Neither the Company nor any Company Subsidiary has implemented, conducted or experienced a “plant closing” or “mass layoff” as defined in the WARN Act (or any similar group personnel action requiring advance notice under the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any Company Subsidiary.
(e) No former or current employee or current or former officer, director or employee of the Company or any Company Subsidiary is a party to, otherwise bound by, or, to the Knowledge of the Company, in violation in any material respect of, any agreement or arrangement, including any confidentiality, non-competition, non-solicitation or proprietary rights agreement, between such employee, officer or director and any other Person that in any way adversely affected, affects or may affect (i) the performance of his or her duties as an employee, officer or director of the Company or any Company Subsidiary, or (ii) the ability of the Company, the Company Subsidiaries, or Parent to conduct the business.
(f) Within the last three (3) years, to the Knowledge of the Company, there have been no allegations of sexual harassment made against any officer or director of the Company or any Company Subsidiary.
(g) Within the last three (3) years, no Person has claimed that the Company or any of the Company Subsidiaries is the joint employer, single employer, or statutory employer of any of the workers employed or engaged by any entity or individual operating business on property owned by the Company or any of the Company Subsidiaries.
(h) Except as set forth on Section 3.15(h) of the Company Disclosure Letter, (i) the terms of employment or engagement of all officers, employees, agents and independent contractors of the Company or the Company Subsidiaries are such that their employment or engagement may be terminated at will with notice given at any time and without liability for payment of compensation, severance or damages; (ii) as of the date hereof, the Company and the Company Subsidiaries, as applicable, have paid in full to each employee all wages, salaries, commissions, bonuses and other compensation due to such Person and (iii) there are no other agreements, contracts or commitments, oral or written, between the Company or any Company Subsidiary and any such Person that provide for employment or engagement for a specific duration.
Section 3.16 Intellectual Property.
(a) Except as individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the Company and the Company Subsidiaries own or are licensed or otherwise possess valid rights to use all Intellectual Property necessary to conduct the business of the Company and the Company Subsidiaries as it is currently conducted, provided, however, that the foregoing representation and warranty in this Section 3.16(a) shall not constitute or be deemed or construed as any representation or warranty with respect to infringement, misappropriation, or violation of any Intellectual Property Rights (which is addressed in the following Section 3.16(b)).
(b) Except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the conduct of the business of the Company and the Company Subsidiaries as it is currently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property Rights of any Third Party. There are no pending or, to the Knowledge of the Company, threatened, claims, that challenge the use or ownership of any of the Intellectual Property Rights owned by the Company or any Company Subsidiary. To the Knowledge of the Company, no Third Party is currently infringing or misappropriating Intellectual Property owned by the Company or any Company Subsidiary. The Company and the Company Subsidiaries are taking all actions that they reasonably believe are necessary to maintain and protect each material item of Intellectual Property that they own and each such material item of Intellectual Property of the Company registered or for which an application is pending is set forth in Section 3.16(b) of the Company Disclosure Letter.

(c) This Section 3.16 contains the exclusive representations and warranties of the Company Parties with respect to intellectual property matters.
Section 3.17 Environmental Matters.
(a) Except as individually or in the aggregate, would not have a material adverse effect on any Company Property:
(i) The Company and each Company Subsidiary are in compliance with and, except for matters that have been fully and finally resolved, have complied with all Environmental Laws.
(ii) The Company and each Company Subsidiary have all Environmental Permits necessary to conduct their current operations and are in compliance in all material respects with their respective Environmental Permits, and all such Environmental Permits are in good standing, valid, and in full force and effect, except where the failure to be in possession of, or the failure to be valid or in full force and effect of, any of the Environmental Permits, individually or in the aggregate, would not reasonably be expected to have an Company Material Adverse Effect.
(iii) Neither the Company nor any Company Subsidiary has received any written notice, demand, letter or claim alleging that the Company or any such Company Subsidiary is in violation of, or liable under, any Environmental Law or that any judicial, administrative or compliance order has been issued against the Company or any Company Subsidiary which remains unresolved. There is no Action pending, or, to the Knowledge of the Company, threatened against the Company and any Company Subsidiary under any Environmental Law or with respect to Hazardous Substances.
(iv) Since January 1, 2016, neither the Company nor any Company Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial, administrative or compliance order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Substances and no investigation, litigation or other proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary under any Environmental Law or with respect to Hazardous Substances.
(v) Since January 1, 2016, neither the Company nor any Company Subsidiary has assumed, by contract or, to the Knowledge of the Company, by operation of Law, any liability under any Environmental Law or relating to any Hazardous Substances, or is an indemnitor in connection with any threatened or asserted claim by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Substances.
(vi) Since January 1, 2016, neither the Company nor any Company Subsidiary has caused, and to the Knowledge of the Company, no Third Party has caused any release of a Hazardous Substance that would be required to be investigated or remediated by the Company or any Company Subsidiary under any Environmental Law.
(b) Notwithstanding any other provision of this Agreement, this Section 3.17 contains the exclusive representations and warranties of the Company Parties with respect to Environmental Laws, Hazardous Substances or other environmental matters.

Section 3.18 Properties.
(a) Section 3.18(a)(i) of the Company Disclosure Letter sets forth a list of the common name and address of each facility and real property owned or ground leased (as lessee or sublessee) by the Company or any Company Subsidiary as of the date of this Agreement (all such real property interests, together with all buildings, structures and other improvements and fixtures located on or under such real property and all easements, rights and other appurtenances to such real property, are individually referred to herein as a “Company Property” and collectively referred to herein as the “Company Properties”). Section 3.18(a)(ii) of the Company Disclosure Letter sets forth a list of the common name and address of each facility and real property which, as of the date of this Agreement, is under contract by the Company or a Company Subsidiary for purchase or which is required under a binding contract to be ground leased by the Company or a Company Subsidiary after the date of this Agreement, and the Company has provided to Parent as of the date hereof true, correct and complete copies of such contracts. Other than as set forth in Section 3.18(a) of the Company Disclosure Letter, there are no real properties that the Company or any Company Subsidiary is obligated to buy or ground lease at some future date.
(b) The Company or a Company Subsidiary owns good and valid fee simple title or a good and valid ground lease interest (as applicable) to each of the Company Properties, in each case, free and clear of Liens, except for Company Permitted Liens. For the purposes of this Agreement, “Company Permitted Liens” shall mean any (i) Liens that result from any statutory or other Liens for Taxes or assessments that are not yet due or subject to penalty or the validity of which is being contested in good faith by appropriate proceedings and for which there are adequate reserves on the financial statements of the Company (if such reserves are required pursuant to GAAP), (ii) Liens imposed or promulgated by Law, including municipal zoning, land use and building restrictions, by-laws, regulations, permits and licenses and ordinances of Federal, provincial, municipal or other Governmental Authorities (but not including Liens imposed pursuant to CERCLA and similar Laws), (iii) Liens that are disclosed on the existing Company Title Insurance Policies made available by or on behalf of the Company or any Company Subsidiary to Parent prior to the date hereof and, with respect to ground leasehold interests, Liens on the underlying fee or leasehold interest of the applicable ground lessor, lessor or sublessor, or relate to Indebtedness otherwise disclosed in the Company Disclosure Letter, (iv) any inchoate cashiers’, landlords’, workers’, mechanics’, carriers’, workmen’s, repairmen’s and materialmen’s liens and other similar Liens imposed by Law and incurred in the Ordinary Course of Business of the Company that are not yet subject to penalty or the validity of which is being contested in good faith by appropriate proceedings and which there are adequate reserves on the financial statements of the Company (if such reserves are required pursuant to GAAP), (v) Liens arising under Company Leases for the occupation of the Company Properties as tenants only in the Ordinary Course of Business of the Company or any Company Subsidiary, and (vi) such imperfections in title, easements, restrictions, covenants and similar Liens that do not or will not interfere in any material manner with the current use of the Company Properties (assuming its continued use in the manner it is currently used), or otherwise impair in any material manner the current operations of such Company Properties (assuming its continued use in the manner it is currently operated).
(c) Neither the Company nor any Company Subsidiary has received (i) written notice that any certificate, permit or license from any Governmental Authority having jurisdiction over any of the Company Properties or any agreement, easement or other right of an unlimited duration that is necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Properties (assuming their continued use in the manner they are currently used) or that is necessary to permit the lawful use and operation of all utilities, parking areas, retention ponds, driveways, roads and other means of egress and ingress to and from any of the Company Properties (assuming their continued use in the manner they are currently used) is not in full force and effect as of the date of this Agreement, except for such failures to be in full force and effect that, individually or in the aggregate, would not have a material adverse effect on the current use of any Company Property, or of any pending written threat of modification or cancellation of any of same, that would not have a material adverse effect on the current use of any Company Property, or (ii) written notice of any uncured violation of any Laws affecting any of the Company Properties which, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.
(d) No certificate, variance, permit or license from any Governmental Authority having jurisdiction over any of the Company Properties or any agreement, easement or other right that is necessary to permit the current use of the buildings and improvements on any of the Company Properties (assuming their continued use in the manner they are currently used) or that is necessary to permit the current use of all parking areas, driveways, roads and other means of egress and ingress to and from any of the Company Properties (assuming their continued use in the manner they are currently used) has failed to be obtained or is not in full force and effect, and neither the Company nor any Company Subsidiary has received written notice of any outstanding threat of modification, suspension or cancellation of any such certificate, variance, permit or license, except for any of the foregoing as, individually or in the aggregate, would not have a material adverse effect on the current use of any Company Property.
(e) No condemnation, eminent domain, expropriation or similar proceeding has occurred or is pending with respect to any owned Company Property or, to the Knowledge of the Company, any Company Property ground leased by Company or any Company Subsidiary, that would interfere in any material manner with the current use of the Company Properties (assuming its continued use in the manner it is currently used), or otherwise impair in any material manner the current operations of such Company Properties (assuming its continued use in the manner it is currently operated), and neither the Company nor any Company Subsidiary has received any written notice to the effect that (i) any condemnation or rezoning proceedings (other than those initiated by or on behalf of the Company or with Company’s consent as set forth in Section 3.18(e) of the Company Disclosure Letter) are threatened for any Company Property that would interfere in any material manner with the current use of the Company Properties (assuming its continued use in the manner it is currently used), or otherwise impair in any material manner the current operations of such Company Properties (assuming its continued use in the manner it is currently operated), or (ii) any zoning regulation or ordinance (including with respect to parking), building, fire or health has been violated (and remains in violation) for any Company Property.
(f) Section 3.18(f)(i) of the Company Disclosure Letter lists all ground leases (whether as lessor or lessee) affecting the interest of the Company or any Company Subsidiary in the Company Properties in effect as of the date hereof. True and complete in all material respects copies of all such ground leases in effect as of the date hereof, together with all amendments, modifications, supplements, renewals and extensions related thereto, have been made available to Parent on or prior to the date hereof. The Company and each Company Subsidiary is in compliance with such ground leases in all material respects. True and complete in all material respects copies of all Company Leases (other than Company Leases for Company Properties that are multi-tenant medical office buildings) in effect as of the date hereof have been made available to Parent on or prior to the date hereof. The rent roll summary included in Section 3.18(f)(ii) of the Company Disclosure Letter correctly references each Company Lease that was in effect as of the dates shown therein with respect to each Company Property that is a medical office building. Except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, each Company Lease is legal, valid, binding and enforceable on the Company or each Company Subsidiary that is a party thereto, as applicable, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, subject to the Remedies Exception. None of the Company or any Company Subsidiary, nor, to the Knowledge of the Company, any other party thereto, is in material breach or violation of, or default under, any Company Lease, and no event has occurred that with notice or lapse of time or both would constitute a violation of, breach of or default under any Company Lease, except where in each case such breach, violation or default, individually or in the aggregate, a material breach, violation or default under such Company Lease. Neither the Company nor any Company Subsidiary has received written notice of any violation of or default under any Company Lease except, for violations or defaults that would not, individually or in the aggregate, be a material breach, violation or default under such Company Lease.
(g) There are no material Tax abatements or exemptions specifically affecting the Company Properties.

(h) Except as set forth in Section 3.18(h) of the Company Disclosure Letter, (i) there are no unexpired option to purchase agreements, rights of first refusal or first offer or any other rights to purchase or otherwise acquire any Company Property or any portion thereof that would materially adversely affect the Company’s, or any Company Subsidiary’s, ownership, ground lease or right to use a Company Property, and (ii) there are no other outstanding rights or agreements to enter into any contract for sale, ground lease or letter of intent to sell or ground lease any Company Property or any portion thereof that is owned by any Company Subsidiary, which, in each case, is in favor of any party other than the Company or a Company Subsidiary (a “Company Third Party”).
(i) Except pursuant to any ground lease affecting any Company Property, neither the Company nor any Company Subsidiary is a party to any agreement pursuant to which the Company or any Company Subsidiary manages or manages the development of any real property for any Company Third Party.
(j) The Company and each Company Subsidiary, as applicable, is in possession of title insurance policies or valid marked-up title commitments evidencing title insurance with respect to each Company Property (the “Company Title Insurance Policies”) and each Company Property is insured as a fee simple or ground leasehold interest held by the Company or a Company Subsidiary under a Company Title Insurance Policy. A copy of each such Company Title Insurance Policy has been made available to Parent. To the Knowledge of the Company, each Company Title Insurance Policy is in full force and effect. No written claim has been made against any Company Title Insurance Policy, which remains pending and, which, individually or in the aggregate, would be material to any Company Property.
(k) With respect to any real property which, as of the date of this Agreement, is under ground-up development by the Company or any Company Subsidiary (the “Company Development Properties”), there are no material defaults under any contracts for the design, development and construction of the Company Development Properties, including any binding agreement for ground-up development or commencement of construction by the Company or a Company Subsidiary (the “Company Development Contracts”). The Company or the Company Subsidiaries have obtained any and all material approvals, consents and authorizations to initiate and complete the contemplated development, redevelopment or constructions of the Company Development Properties as currently contemplated.
(l) Section 3.18(l) of the Company Disclosure Letter lists the parties currently providing third-party property management services to the Company or a Company Subsidiary and the names of facilities currently managed by each such party and true, complete and correct copies of all such agreements have been provided to Parent prior to the date hereof.
(m) The Company and the Company Subsidiaries have good and valid title to, or a valid and enforceable leasehold interest in, or other right to use, all personal property owned, used or held for use by them as of the date of this Agreement (other than property owned by tenants and used or held in connection with the applicable tenancy), except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. None of the Company’s, or any of the Company’s Subsidiaries’, ownership of or leasehold interest in any such personal property is subject to any Liens, except for Company Permitted Liens and Liens that would not reasonably be expected to have a material adverse effect on the current use of any Company Property.
(n) Except as set forth in Section 3.18(n) of the Company Disclosure Letter, to the Knowledge of the Company, there are no material structural defects, or uncured material violations of Law relating to any Company Property. Neither the Company nor any Company Subsidiary has received written notice of any physical damage to any Company Property that would have, or would reasonably be expected to have, individually or in the aggregate, would have a material adverse effect on the current use of any Company Property for which there is not insurance in effect covering the cost of the restoration and the loss of revenue, subject to reasonable deductibles and retention limits.
(o) Neither the Company nor any Company Subsidiary has received written notice that the Company or any Company Subsidiary is in violation or default under any operation and reciprocal easement agreement or other similar agreements to which the Company or any Company Subsidiary is a party, except for violations or defaults that have been cured or that have not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has delivered a written default notice to a party under any operation and reciprocal easement agreement or other similar agreements to which a member of the Company or any Company Subsidiary is a party, except for defaults that have been cured or that have not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.19 Material Contracts.
(a) Other than Company Leases and contracts, agreements or understandings (whether written or oral) (1) filed as exhibits to the Company SEC Documents filed prior to the date hereof or (2) set forth in Section 3.19(a) of the Company Disclosure Letter (each such contract, agreement or understanding, a “Company Material Contract” and, collectively, the “Company Material Contracts”), as of the date of this Agreement neither the Company nor any Company Subsidiary is a party to or bound by any contract, agreement or understanding (whether written or oral) that:
(i) is required to be filed as an exhibit to the Company’s Annual Report on Form 10-K on or after January 1, 2016 pursuant to Item 601(b)(2), (4), (9) or (10) of Regulation S-K promulgated by the SEC or required to be disclosed by the Company in a Current Report on Form 8-K;
(ii) obligates the Company or any Company Subsidiary to make non-contingent aggregate annual expenditures (other than principal and/or interest payments or the deposit of other reserves with respect to debt obligations) in excess of  $1,000,000 and is not cancelable within sixty (60) days without material penalty to the Company or any Company Subsidiary, except for any Company Lease or any ground lease affecting any Company Property;
(iii) contains any non-compete or exclusivity provisions with respect to any line of business or geographic area that restricts the business of the Company or any Company Subsidiary, contains a right of first offer, a right of first refusal or similar right, or that otherwise restricts the lines of business conducted by the Company or any Company Subsidiary or the geographic area in which the Company or any Company Subsidiary may conduct business;
(iv) is an agreement which obligates the Company or any Company Subsidiary to indemnify any past or present directors, officers, trustees, employees and agents of the Company or any Company Subsidiary pursuant to which the Company or a Company Subsidiary is the indemnitor (other than the organizational documents of Company and the Company Subsidiaries);
(v) constitutes an Indebtedness obligation of the Company or any Company Subsidiary with a principal amount as of the date hereof greater than $2,000,000;
(vi) requires the Company or any Company Subsidiary to dispose of or acquire assets or properties (other than in connection with the expiration of a Company Lease or a ground lease affecting a Company Property) with a fair market value in excess of  $1,000,000, or involves any pending or contemplated merger, consolidation or similar business combination transaction, except for any Company Lease or any ground lease affecting any Company Property;
(vii) constitutes a Swap Contract relating to a hedging transaction which has a notional amount in excess of  $1,000,000, or the Swap Termination Value of which exceeds $1,000,000, either singly or in the aggregate;
(viii) sets forth the operational terms of a joint venture, partnership or limited liability company with a Third Party member or strategic alliance of the Company or any Company Subsidiary;
(ix) constitutes a loan to any Person (other than a wholly owned Company Subsidiary) by the Company or any Company Subsidiary (other than advances made pursuant to any Company Leases or pursuant to any disbursement agreement, development agreement, or development addendum entered into in connection with a Company Lease with respect to the development, construction, or equipping of Company Properties or the funding of improvements to Company Properties) in an amount in excess of  $1,000,000, either singly or in the aggregate;

(x) any agreement with a Governmental Authority that requires that any portion of a property be leased to persons meeting criteria set forth in such agreement;
(xi) any contract for the employment or engagement of any person on a full-time, part-time, or consulting basis, or for the engagement of any independent contractor, that cannot be terminated on an at-will basis without penalty or liability to the Company or any of the Company Subsidiaries and that provides for annual payments in excess of  $250,000;
(xii) any collective bargaining agreement, neutrality agreement, or other labor agreement of any kind with a union, works council, or other labor organization with respect to any of the employees of the Company or any of the Company Subsidiaries;
(xiii) any contract with any employee leasing or staffing company by which such employee leasing or staffing company’s employees provide services to the Company or any of the Company Subsidiaries.
(xiv) contains any contract of sale, option to sell, right of first refusal, right of first offer or any other contractual right to sell or dispose of, by any means, any Company Properties, any investment in any entity, the Company or any Company Subsidiary; or
(xv) contains any restriction or prohibition on the sale or transfer of any Company Property or any Negative Pledge (other than pursuant to any Existing Company Loan to be repaid, prepaid, defeased or otherwise extinguished at Closing).
(b) Except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, each Company Material Contract is legal, valid, binding and enforceable on Company and each Company Subsidiary that is a party thereto and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, subject to the Remedies Exception. Except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the Company and each Company Subsidiary has performed all obligations required to be performed by it prior to the date hereof under each Company Material Contract and, to the Knowledge of the Company, each other party thereto has performed all obligations required to be performed by it under such Company Material Contract prior to the date hereof except as set forth in Section 3.19(b) of the Company Disclosure Letter. None of the Company or any Company Subsidiary, nor, to the Knowledge of the Company, any other party thereto, is in material breach or violation of, or default under, any Company Material Contract, and no event has occurred that with notice or lapse of time or both would constitute a violation of, breach of or default under any Company Material Contract, except as set forth in Section 3.19(b) of the Company Disclosure Letter or except where in each case such breach, violation or default is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has received written notice of any violation of or default under any Company Material Contract, except as set forth in Section 3.19(b) of the Company Disclosure Letter or except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(c) The Company has delivered or made available to Parent or provided to Parent for review, prior to the execution of this Agreement, true and complete copies of all of the Company Material Contracts existing as of the date of this Agreement.
Section 3.20 Health Care Compliance.
(a) Except as would not reasonably be expected to have a Company Material Adverse Effect and except as set forth on Section 3.20 of the Company Disclosure Letter, since January 1, 2016, (i) the Company and each Company Subsidiary is, and, to the Knowledge of the Company, each Company Operator is, in compliance with all applicable Health Care Laws relating to the ownership and operation of any Company Properties, (ii) neither the Company nor any Company Subsidiary or, to the Knowledge of the Company, any Company Operator, has received any notice from any Governmental Authority or other persons alleging any violation of or non-compliance with any applicable Health Care Law relating to the ownership and operation of any Company Property, and

(iii) no Action or Order by any Governmental Authority exists or is pending against the Company or any Company Subsidiary or, to the Knowledge of the Company, any Company Operator, alleging any failure to comply with Health Care Laws relating to the ownership and operation of any Company Property. Neither the Company nor any Company Subsidiary or, to the Knowledge of the Company, any Company Operator, is or ever has been a party to an individual or corporate integrity agreement (or similar agreement) with the Office of Inspector General of the United States Department of Health and Human Services or otherwise has any continuing reporting obligations pursuant to any deferred prosecution, consent decree, settlement, integrity agreement, corrective action plan or other similar obligation or agreement with any Governmental Authority.
(b) Except as would not reasonably be expected to have a Company Material Adverse Effect, since January 1, 2016, each Company Subsidiary and Company Operator that is required to be certified for participation in and reimbursement under any material Third Party Payor program is and has been so certified and has current provider numbers and provider agreements for each material Third Party Payor program under which it is presently receiving payments. The Company is not and has not been required to be certified for participation in any Third Party Payor programs and does not presently receive payments.
Section 3.21 Insurance.   The Company has made available to Parent a schedule of all material insurance policies and all material fidelity bonds or other material insurance service contracts in the Company’s possession providing coverage for all Company Properties (the “Company Insurance Policies”), which is set forth in Section 3.21 of the Company Disclosure Letter. Except as individually or in the aggregate, would not reasonable be expected to have a Company Material Adverse Effect, there is no claim for coverage by the Company or any Company Subsidiary pending under any of the Company Insurance Policies that has been denied or disputed by the issuer. Except as individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, all premiums payable under all Company Insurance Policies have been paid, and the Company and the Company Subsidiaries have otherwise complied in all material respects with the terms and conditions of all the Company Insurance Policies. To the Knowledge of the Company, such Company Insurance Policies are valid and enforceable in accordance with their terms and are in full force and effect. Except for notice of annual or other periodic expiration, termination or non-renewal received in the Ordinary Course of Business of the Company, no written notice of cancellation or termination has been received by Company or any Company Subsidiary with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation.
Section 3.22 Opinion of Company Financial Advisor.   The Company Board has received the opinion of Citigroup Global Markets Inc. to the effect that, as of the date of this Agreement, and subject to the assumptions and limitations set forth therein, the merger consideration (as defined in the opinion letter of Citigroup Global Markets Inc.) to be paid to the holders (other than Parent and its affiliates) of Company Common Stock pursuant to this Agreement is fair, from a financial point of view, to such holders. After the date hereof, the Company will make available to Parent, solely for informational purposes, a copy of the written opinion after receipt thereof by the Company Board.
Section 3.23 Vote Required.   The Company Stockholder Approval is the only vote of holders of any class or series of capital stock of the Company required to approve the Merger and other Transactions.
Section 3.24 Brokers.   Except for the fees and expenses payable to Citigroup Global Markets Inc., no broker, investment banker or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company or any Company Subsidiary.
Section 3.25 Investment Company Act.   Neither the Company nor any Company Subsidiary is required to be registered as an investment company under the Investment Company Act.
Section 3.26 Takeover Statutes.   The Company Board has taken all action necessary, if any, to render inapplicable to the Merger and the other Transactions, the restrictions on business combinations contained in the MGCL. No Takeover Statutes, as in effect on the date of this Agreement, are applicable to this Agreement, the Merger or the other Transactions.

Section 3.27 Related Party Transactions.   Except as disclosed in the Company SEC Reports, from January 1, 2016 through the date of this Agreement, there have been no transactions or contracts between the Company or any Company Subsidiary, on the one hand, and any Affiliates (other than Company Subsidiaries) of the Company or other Persons, on the other hand, that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.
Section 3.28 No Other Representations and Warranties.
(a) Except for the representations or warranties set forth in this Article III, none of the Company Parties, any of their Affiliates or any other person on behalf of the Company Parties has made any representation or warranty, expressed or implied, with respect to the Company or any of the Company Subsidiaries, their respective businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any information regarding the Company or the Company Subsidiaries.
(b) Except for the representations or warranties expressly set forth in Article IV, each of the Company Parties agrees that none of the Parent Parties, any of their Affiliates or any other person on behalf of the Parent Parties has made any representation or warranty, expressed or implied, with respect to Parent or any of the Parent Subsidiaries, their respective businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any information regarding Parent or the Parent Subsidiaries, and none of the Company Parties, any of their Affiliates or any other person on behalf of the Company Parties has relied on any representation or warranty except for those expressly set forth in Article IV.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES
The following representations and warranties by the Parent and the Parent Operating Partnership are qualified in their entirety by reference to the disclosures (a) in the Parent SEC Documents (excluding any disclosures under the captions “Risk Factors” or “Forward Looking Statements” or any other disclosures contained therein to the extent they are predictive, cautionary or forward-looking in nature) filed with, or furnished to, the SEC on or after January 1, 2017 and at least five (5) business days prior to the date hereof (and then only to the extent that the relevance of any disclosed event, item or occurrence in such Parent SEC Documents to a matter covered by a representation or warranty set forth in this Article IV is reasonably apparent on its face as to matters and items that are the subject of such representations or warranty), and (b) set forth in Parent’s disclosure letter delivered to the Company immediately prior to the execution of this Agreement (the “Parent Disclosure Letter”). Each disclosure set forth in the Parent Disclosure Letter shall qualify the Section to which it corresponds and any other Section to the extent the applicability of the subject disclosure to such other Section is reasonably apparent on its face from the text of the disclosure made (it being acknowledged that if the applicability of such disclosure to such other Section is so reasonably apparent then it is not required that the other Sections be cross-referenced to such disclosure); provided that nothing in the Parent Disclosure Letter is intended to broaden the scope of any representation or warranty of the Parent Parties made herein. The following representations are made by Parent and the Parent Operating Partnership on a joint and several basis.
Section 4.1 Organization and Qualification; Subsidiaries.   Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has the requisite organizational power and authority and any necessary governmental authorization to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. Parent is duly qualified or licensed to do business, and is in good standing (with respect to jurisdictions that recognize such concept), in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect. Each Parent Subsidiary is duly organized, validly existing and in good standing (to the extent applicable) under the Laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite organizational power and authority and any necessary governmental authorization to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.2 Organizational Documents.   Parent has made available to the Company true, complete and correct copies of the Parent Charter and Parent Bylaws as in effect on the date hereof.
Section 4.3 Capital Structure.
(a) The authorized capital stock of Parent consists of 350,000,000 shares of Parent Common Stock and 20,000,000 shares of preferred stock, par value $0.01 per share (“Parent Preferred Stock”). At the close of business on December 28, 2018, (i) 202,345,501 shares of Parent Common Stock were issued and outstanding (including the restricted shares of Parent Common Stock set forth in Section 4.3(a) of the Parent Disclosure Letter (the “Parent Restricted Shares”)), (ii) no shares of Parent Preferred Stock were issued and outstanding, (iii) no shares of Parent Common Stock were reserved for issuance pursuant to outstanding Parent Options and (iv) 8,155,298 shares of Parent Common Stock were reserved for issuance pursuant to the terms of the Parent Equity Incentive Plans, including 3,229,000 shares of Parent Common Stock issuable pursuant to outstanding restricted stock unit awards and performance restricted stock unit awards granted pursuant to the Parent Equity Incentive Plans. Equity-based awards with an aggregate value of  $16,606,000 were granted effective as of January 1, 2019, to be converted into a number of restricted stock unit awards under the Parent Equity Incentive Plans and a number of LTIP Units (as defined in the Parent Operating Partnership Agreement) based in each case on a valuation of the units, consistent with the Ordinary Course of Business of Parent. All issued and outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and non-assessable, and no class of capital stock is entitled to preemptive rights. There are no outstanding bonds, debentures, notes or other Indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of shares of Parent Common Stock may vote.
(b) All equity interests in each of the Parent Subsidiaries that is a partnership or limited liability company are duly authorized and validly issued.
(c) Except as set forth in this Section 4.3, except as permitted to be issued pursuant to Section 5.2 hereof and except for outstanding LTIP Units (as defined in the Parent Operating Partnership Agreement) or the redemption of LP Units (as defined in the Parent Operating Partnership Agreement) for Company Common Stock as contemplated in the Parent Operating Partnership Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, rights of first refusal, arrangements or undertakings of any kind to which Parent or any Parent Subsidiary is a party or by which any of them is bound, obligating Parent or any Parent Subsidiary to issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional shares of Parent Common Stock, shares of Parent Preferred Stock or other equity securities or phantom stock or other contractual rights the value of which is determined in whole or in part by the value of any equity security of Parent or any of the Parent Subsidiaries or obligating Parent or any Parent Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, right of first refusal, arrangement or undertaking. Except for 3,214,561 outstanding “LTIP Units” (as defined in the Parent Operating Partnership Agreement), there are no outstanding contractual obligations of Parent or any Parent Subsidiary to repurchase, redeem or otherwise acquire any shares of Parent Common Stock, shares of Parent Preferred Stock, or other equity securities of Parent or any Parent Subsidiary. Neither Parent nor any Parent Subsidiary is a party to or, to the Knowledge of Parent, bound by any agreements or understandings concerning the voting (including voting trusts and proxies) of any capital stock of Parent or any of the Parent Subsidiaries. Parent has not engaged in any back dating, forward dating or similar activities with respect to awards under the Parent Equity Incentive Plans and has not been subject to any investigation, whether current, pending or closed (in the case of any pending investigation, to Parent’s Knowledge) with respect to such activities.

(d) As of the date hereof, Parent does not have a “poison pill” or similar stockholder rights plan.
(e) All dividends or distributions on the Parent Common Stock and any material dividends or distributions on any securities of any Parent Subsidiary which have been authorized or declared prior to the date hereof have been paid in full (except to the extent such dividends have been publicly announced and are not yet due and payable).
(f) Parent is the sole general partner of the Parent Operating Partnership. As of the date hereof, there are no equity interests of the Parent Operating Partnership issued and outstanding other than such Parent LTIP Units and Parent OP Units listed in Section 4.3(f) of the Parent Disclosure Letter.
Section 4.4 Authority.
(a) Parent has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions, including the issuance of shares of Parent Common Stock. The execution and delivery of this Agreement by Parent and the consummation by Parent of the Transactions have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the Transactions, subject, in the case of the Merger, to the filing of the Articles of Merger with, and acceptance for record of the Articles of Merger by, the SDAT. This Agreement has been duly executed and delivered by Parent and, assuming due authorization, execution and delivery by each of the Company Parties, constitutes a legally valid and binding obligation of Parent enforceable against Parent in accordance with its terms, subject to the Remedies Exception.
(b) The Parent Board, at a duly held meeting, has, on behalf of Parent and in its capacity as the sole general partner of the Parent Operating Partnership, by unanimous vote, (i) authorized, adopted and approved the execution, delivery and performance of this Agreement, the Merger and the other Transactions and declared this Agreement, the Merger and the other Transactions are advisable and in the best interests of Parent, and (ii) approved the issuance of shares of Parent Common Stock in the Merger.
(c) The Parent Operating Partnership has the requisite limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Parent Operating Partnership have been duly and validly authorized by all necessary partnership action, and no other partnership proceedings on the part of the Parent Operating Partnership are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly executed and delivered by the Parent Operating Partnership and, assuming due authorization, execution and delivery by each of the Company Parties, constitutes a legally valid and binding obligation of the Parent Operating Partnership enforceable against the Parent Operating Partnership in accordance with its terms, subject to the Remedies Exception.
Section 4.5 No Conflict; Required Filings and Consents.
(a) The execution and delivery of this Agreement by each of the Parent Parties do not, and the performance of their respective obligations hereunder will not, (i) conflict with or violate any provision of  (A) the Parent Charter or the Parent Bylaws or (B) any equivalent organizational or governing documents of any Parent Subsidiary, (ii) assuming that all consents, approvals, authorizations and permits described in Section 4.5(b) have been obtained, all filings and notifications described in Section 4.5(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Parent or any Parent Subsidiary or by which any property or asset of Parent or any Parent Subsidiary is bound, or (iii) except as set forth in Section 4.5(a) of the Parent Disclosure Letter, require any consent or approval under, result in any breach of or any loss of any benefit or material increase in any cost or obligation of Parent or any Parent Subsidiary under, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien on any property or asset of Parent or any Parent Subsidiary pursuant to, any contract to which Parent or a Parent Subsidiary is bound, except, as to clauses (ii) and (iii), respectively, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

(b) The execution and delivery of this Agreement by each of the Parent Parties do not, and the performance of this Agreement by each of the Parent Parties will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) the filing with the SEC of  (A) the Form S-4, and (B) such reports under, and other compliance with, the Exchange Act (and the rules and regulations promulgated thereunder) and the Securities Act (and the rules and regulations promulgated thereunder) as may be required in connection with this Agreement and the Merger, (ii) as may be required under the rules and regulations of the NYSE, (iii) such filings and approvals as may be required by any applicable state securities or “blue sky” Laws, (iv) appropriate documents with the relevant authorities of the other jurisdictions in which the Company and Parent and their respective Subsidiaries are qualified to do business, (v) such filings as may be required in connection with Transfer Taxes, (vi) the filing of the Articles of Merger with, and acceptance for record of the Articles of Merger by, the SDAT, and (vii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.6 Permits; Compliance with Law.
(a) Except for the authorizations, licenses, permits, certificates, approvals, variances, exemptions, orders, franchises, certifications and clearances that are the subject of Section 4.14 or Section 4.15, which are addressed solely in those Sections, Parent and each Parent Subsidiary is in possession of all authorizations, licenses, permits, certificates, approvals, variances, exemptions, orders, franchises, certifications and clearances of any Governmental Authority and accreditation and certification agencies, bodies or other organizations, including building permits and certificates of occupancy, necessary for Parent and each Parent Subsidiary to own, lease and, to the extent applicable, operate its properties or to carry on its respective business substantially as it is being conducted as of the date hereof  (the “Parent Permits”), except in each case as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. All such Parent Permits are valid and in full force and effect, except where the failure to be in possession of, or the failure to be valid or in full force and effect of, any of the Parent Permits, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect. All applications required to have been filed for the renewal of the Parent Permits have been duly filed on a timely basis with the appropriate Governmental Authority, and all other filings required to have been made with respect to such Parent Permits have been duly made on a timely basis with the appropriate Governmental Authority, except in each case for failures to file which, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any Parent Subsidiary has received any written claim or written notice nor has any Knowledge indicating that Parent or any Parent Subsidiary is currently not in compliance with the terms of any such Parent Permits, except where the failure to be in compliance with the terms of any such Parent Permits, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.
(b) Neither Parent nor any Parent Subsidiary has been in conflict with, or in default or violation of  (i) any Law applicable to Parent or any Parent Subsidiary or by which any property or asset of Parent or any Parent Subsidiary is bound (except for Laws addressed in Section 4.14 or Section 4.15, which are addressed solely in those Sections), or (ii) any Parent Permits (except for the Parent Permits addressed in Section 4.15, which are addressed solely in that Section), except in each case for any such conflicts, defaults or violations that have been cured or, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, no investigation, review or proceeding by any Governmental Authority with respect to Parent or any Parent Subsidiary or their properties or operations is pending or, to the Knowledge of Parent, threatened in writing, and, to the Knowledge of Parent, no Governmental Authority has indicated an intention to conduct the same.
Section 4.7 SEC Documents; Financial Statements.
(a) Each of Parent and the Parent Operating Partnership has made available to the Company (by public filing with or furnishing to the SEC or otherwise) a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed or furnished by Parent or the

Parent Operating Partnership, respectively, with the SEC since January 1, 2018 (collectively, the “Parent SEC Documents”). Except for matters relating to open comment letters with the SEC as set forth in Section 4.7(a) of the Parent Disclosure Letter, as of their respective dates, the Parent SEC Documents (other than preliminary materials) complied in all material respects with the requirements of the Securities Act or the Exchange Act and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents and none of the Parent SEC Documents, at the time of filing or being furnished (or effectiveness in the case of registration statements), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later Parent SEC Documents filed or furnished and publicly available prior to the date of this Agreement and provided that no representation or warranty is made hereunder as to statements made or incorporated by reference in the Form S-4 that were not supplied by or on behalf of the Parent Parties. As of the date of this Agreement and except as previously made available to the Company, neither Parent nor the Parent Operating Partnership has any outstanding and unresolved comments from the SEC with respect to the Parent SEC Documents. Other than the Parent Operating Partnership, no Parent Subsidiary is required to file any form or report with the SEC.
(b) Parent has made available to the Company true, complete and correct copies of all written correspondence between the SEC on the one hand, and Parent or the Parent Operating Partnership, on the other hand, since January 1, 2018. Since January 1, 2018, each of Parent and the Parent Operating Partnership has complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and any applicable rules and regulations thereunder, as amended from time to time, and the applicable listing and corporate governance rules of the NYSE.
(c) The consolidated financial statements of Parent and the Parent Subsidiaries included or incorporated by reference in the Parent SEC Documents, including the related notes and schedules, complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X under the Exchange Act) and fairly presented in all material respects, in accordance with applicable requirements of GAAP and the applicable rules and regulations of the SEC (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material), the consolidated financial position of Parent and the Parent Subsidiaries, taken as a whole, as of their respective dates and the consolidated statements of income and the consolidated cash flows of Parent and the Parent Subsidiaries for the periods presented therein, in each case except to the extent such financial statements have been modified or superseded by later Parent SEC Documents filed and publicly available prior to the date of this Agreement.
(d) Since the end of Parent’s most recent audited fiscal year, there have been no significant deficiencies or material weakness in Parent’s internal control over financial reporting (whether or not remediated) and no change in Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Parent’s internal control over financial reporting. Parent is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Parent’s internal control over financial reporting. Since January 1, 2016, (x) Parent has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) to ensure that material information relating to Parent and required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure, (y) to Parent’s Knowledge, such disclosure controls and procedures are effective in timely alerting the principal executive officer and principal financial officer of Parent to material information relating to Parent required to be included in the reports Parent is required to file under the Exchange Act, and (z) Parent’s principal executive officer and its principal financial officer have disclosed to Parent’s independent registered public accounting firm and the audit committee of the Parent Board (A) all known significant deficiencies and material weaknesses in the design or operation of Parent’s internal control over financial reporting that are reasonably likely to adversely affect in any material respect Parent’s ability to record, process, summarize and report financial information, and (B) any known fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting. As of the date of this Agreement, the principal executive officer and principal financial officer of the Parent have made all certifications required by the Sarbanes-Oxley Act of 2002 and the regulations of the SEC promulgated thereunder, and the statements contained in all such certifications were, as of their respective dates made, true, complete and correct in all material respects.
Section 4.8 Absence of Certain Changes or Events.   From January 1, 2018 through the date of this Agreement, (i) Parent and each Parent Subsidiary has conducted its business in all material respects in the ordinary course consistent with past practice and (ii) there has not been any Parent Material Adverse Effect, or any event, change, condition or effect that would reasonably be expected to have, either individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.9 No Undisclosed Material Liabilities.   Except as would not reasonably be expected to have a Parent Material Adverse Effect, there are no liabilities of Parent or any of the Parent Subsidiaries of a nature that would be required under GAAP to be set forth on the financial statements of Parent or the notes thereto, other than: (a) liabilities adequately provided for on the balance sheet of Parent dated as of September 30, 2018 (including the notes thereto) as required by GAAP, (b) liabilities incurred in connection with the Transactions, or (c) liabilities incurred in the Ordinary Course of Business of Parent since September 30, 2018.
Section 4.10 No Default.   Neither Parent nor any Parent Subsidiary is in default or violation (and to the Knowledge of Parent, no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of  (a) (i) the Parent Charter or the Parent Bylaws, (ii) the comparable charter or organizational documents of the Parent Operating Partnership or (iii) the comparable charter or organizational documents of any Parent Subsidiary, or (b) any loan or credit agreement, note, or any bond, mortgage or indenture, to which Parent or any Parent Subsidiary is a party or by which Parent or any Parent Subsidiary or any of their respective properties or assets is bound other than as a lender thereunder, except in the case of  (a)(iii) and (b) for defaults or violations which have been cured or, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.11 Litigation.   Except as set forth in Section 4.11(a) of the Parent Disclosure Letter, as of the date of this Agreement, (a) there is no Action pending or, to the Knowledge of Parent, threatened in writing by or before any Governmental Authority against Parent or any Parent Subsidiary or any director or officer of Parent or any Parent Subsidiary that would reasonably be expected to have a Parent Material Adverse Effect, and (b) neither Parent nor any Parent Subsidiary, nor any of Parent’s or any Parent Subsidiary’s respective property, is subject to any outstanding Order of any Governmental Authority.
Section 4.12 Taxes.
(a) Parent and each Parent Subsidiary has timely filed with the appropriate Governmental Authority all U.S. Federal income and all other material Tax Returns required to be filed, taking into account any extensions of time within which to file such Tax Returns, and all such Tax Returns were and remain true, complete and correct in all material respects. Parent and each Parent Subsidiary has duly paid (or there has been paid on their behalf), or made adequate provisions for, all material Taxes required to be paid by them, whether or not shown on any Tax Return.
(b) Parent: (i) for all taxable years commencing with the taxable year ending December 31, 1992 and through December 31, 2017, has been subject to taxation as REIT and has satisfied all requirements for qualification and taxation as a REIT for such years; (ii) has operated since January 1, 2018 and will operate to the Merger Effective Time in a manner consistent with the requirements for qualification and taxation as a REIT; (iii) intends to continue to operate in such a manner as to qualify as a REIT for its taxable year that will include the date of the Merger (and currently intends to operate in such manner thereafter); and (iv) has not taken or omitted to take any action that could reasonably be expected to result in a challenge by the IRS to its status as a REIT, and no such challenge is pending, threatened in writing, or, to the Knowledge of Parent, otherwise threatened or asserted.

(c) No Parent Subsidiary is a corporation for U.S. Federal income tax purposes, other than a corporation that qualifies as a REIT, a Qualified REIT Subsidiary or as a Taxable REIT Subsidiary.
(d) Each Parent Subsidiary that is a partnership, joint venture of limited liability company and that has not elected to be a Taxable REIT Subsidiary is and has been since its formation treated for U.S. federal income Tax purposes as a partnership, disregarded entity or Qualified REIT Subsidiary as the case may be, and not as a corporation or an association taxable as a corporation or a “publicly traded partnership” within the meaning of Section 7704(b) of the Code, whose separate existence is respected for U.S. federal income tax purposes.
(e) (i) There are no audits, investigations by any Governmental Authority or other proceedings ongoing, threatened in writing or, to the Knowledge of Parent, otherwise threatened or asserted with regard to any material Taxes or Tax Returns of Parent or any Parent Subsidiary; (ii) no deficiency for material Taxes of Parent or any Parent Subsidiary has been claimed, proposed or assessed in writing or, to the Knowledge of Parent, threatened, by any Governmental Authority, which deficiency has not yet been settled, except for such deficiencies which are being contested in good faith or with respect to which the failure to pay, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect; (iii) neither Parent nor any Parent Subsidiary has waived any statute of limitations with respect to the assessment of material Taxes or agreed to any extension of time with respect to any material Tax assessment or deficiency for any open tax year or is the beneficiary of an extension of time to file any material Tax Return; and (iv) neither Parent nor any of the Parent Subsidiaries has entered into any material “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law).
(f) Parent and each of the Parent Subsidiaries have complied, in all material respects, with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471 and 3402 of the Code or similar provisions under any state, local or foreign Law) and have duly and timely withheld and, in each case, have paid over to the appropriate Governmental Authority all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.
(g) Neither Parent nor any Parent Subsidiary has participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).
(h) Neither Parent nor any of its Subsidiaries (other than Taxable REIT Subsidiaries) has or has had any earnings and profits attributable to such entity or any other corporation in any non-REIT year within the meaning of Section 857 of the Code.
(i) Parent is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(j) This Section 4.12 contains the sole and exclusive representations and warranties of the Parent Parties with respect to Taxes and Tax matters (other than those matters described in Section 4.7(c) and Section 4.13).

Section 4.13 Pension and Benefit Plans; Employees.
(a) Each material Employee Benefit Plan currently maintained or contributed to (or with respect to which any obligation to contribute has been undertaken) by Parent or any of its ERISA Affiliates or pursuant to which Parent or any of its ERISA Affiliates has or would reasonably be expected to have any material liability (such Employee Benefit Plans, the “Parent Employee Benefit Plans”) that is intended to qualify under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS regarding its qualification thereunder that has not been revoked and, to the Knowledge of Parent, no event has occurred and no condition exists that is reasonably expected to result in the revocation of any such determination or opinion letter.
(b) Each Parent Employee Benefit Plan has been administered in all material respects in accordance with its terms and with the requirements of applicable law, including ERISA and the Code, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. No Parent Employee Benefit Plan is subject to Title IV of ERISA, is a multiemployer plan, within the meaning of ERISA Section 3(37), is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA) or is a “multiple employer plan” (as defined in Section 413 of the Code) and neither Parent nor any ERISA Affiliate has ever maintained or contributed to, or had any obligation to contribute to (or borne any liability with respect to) any such plans.
Section 4.14 Environmental Matters.
(a) Except as individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect:
(i) Parent and each Parent Subsidiary are in compliance with and, except for matters that have been fully and finally resolved, have complied with all Environmental Laws.
(ii) Parent and each Parent Subsidiary have all Environmental Permits necessary to conduct their current operations and are in compliance in all material respects with their respective Environmental Permits.
(iii) Neither Parent nor any Parent Subsidiary has received any written notice, demand, letter or claim alleging that Parent or any such Parent Subsidiary is in violation of, or liable under, any Environmental Law or that any judicial, administrative or compliance order has been issued against Parent or any Parent Subsidiary which remains unresolved. There is no Action pending, or, to the Knowledge of Parent, threatened against Parent and any Parent Subsidiary under any Environmental Law or with respect to Hazardous Substances.
(iv) Since January 1, 2016, neither Parent nor any Parent Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial, administrative or compliance order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Substances.
(v) Since January 1, 2016, neither Parent nor any Parent Subsidiary has assumed, by contract or, to the Knowledge of Parent, by operation of Law, any liability under any Environmental Law or relating to any Hazardous Substances, or is an indemnitor in connection with any threatened or asserted claim by any third-party indemnitee for any liability under any Environmental Law or relating to any Hazardous Substances.
(vi) Since January 1, 2016, neither Parent nor any Parent Subsidiary has caused, and to the Knowledge of Parent, no Third Party has caused any release of a Hazardous Substance that would be required to be investigated or remediated by Parent or any Parent Subsidiary under any Environmental Law.
(b) Notwithstanding any other provision of this Agreement, this Section 4.14 contains the exclusive representations and warranties of the Parent Parties with respect to Environmental Laws, Hazardous Substances or other environmental matters.

Section 4.15 Properties.
(a) Except as, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, Parent or a Parent Subsidiary owns good and valid fee simple title or a good and valid ground lease interest (as applicable) to each of the real properties identified as owned by Parent in the Parent SEC Reports (each, a “Parent Property” and, collectively, the “Parent Properties”), in each case, free and clear of Liens, except for Parent Permitted Liens. For the purposes of this Agreement, “Parent Permitted Liens” shall mean any (i) Liens that result from any statutory or other Liens for Taxes or assessments that are not yet due or subject to penalty or the validity of which is being contested in good faith by appropriate proceedings and for which there are adequate reserves on the financial statements of Parent (if such reserves are required pursuant to GAAP), (ii) Liens imposed or promulgated by Law, including municipal zoning, land use and building restrictions, by-laws, regulations, permits and licenses and ordinances of federal, provincial, municipal or other Governmental Authorities (but not including Liens imposed pursuant to CERCLA and similar Laws), (iii) Liens that are disclosed on the existing Parent title insurance policies and the existence of which does not, and would not reasonably be expected to, materially impair the marketability, value or use and enjoyment of such real property, or relate to Indebtedness otherwise disclosed in the Parent Disclosure Letter, (iv) any inchoate cashiers’, landlords’, workers’, mechanics’, carriers’, workmen’s, repairmen’s and materialmen’s liens and other similar Liens imposed by Law and incurred in the Ordinary Course of Business of Parent that are not yet subject to penalty or the validity of which is being contested in good faith by appropriate proceedings and which there are adequate reserves on the financial statements of Parent (if such reserves are required pursuant to GAAP), (v) Liens arising under Parent Leases for the occupation of the Parent Properties as tenants only in the ordinary course of business of Parent or any Parent Subsidiary, and (vi) such imperfections in title, easements, restrictions, covenants and similar Liens that do not or will not interfere in any material manner with the current use of the Parent Properties (assuming its continued use in the manner it is currently used), or otherwise impair in any material manner the current operations of such Parent Properties (assuming its continued use in the manner it is currently operated).
(b) Neither Parent nor any Parent Subsidiary has received written notice of any uncured violation of any Laws affecting any of the Parent Properties which, individually or in the aggregate, would reasonably be expected to have a Parent Material Adverse Effect.
(c) Except as, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, no condemnation, eminent domain, expropriation or similar proceeding has occurred or is pending with respect to any owned Parent Property or, to the Knowledge of Parent, any Parent Property ground leased by Parent or any Parent Subsidiary, that would interfere in any material manner with the current use of the Parent Properties (assuming its continued use in the manner it is currently used), or otherwise impair in any material manner the current operations of such Parent Properties (assuming its continued use in the manner it is currently operated), and neither Parent nor any Parent Subsidiary has received any written notice to the effect that (i) any condemnation or rezoning proceedings (other than those initiated by or on behalf of Parent or with Parent’s consent as set forth in Section 4.15(c) of the Parent Disclosure Letter) are threatened for any Parent Property that would interfere in any material manner with the current use of the Parent Properties (assuming its continued use in the manner it is currently used), or otherwise impair in any material manner the current operations of such Parent Properties (assuming its continued use in the manner it is currently operated), or (ii) any zoning regulation or ordinance (including with respect to parking), building, fire or health has been violated (and remains in violation) for any Parent Property.
(d) Except as, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect, each Parent Lease is legal, valid, binding and enforceable on Parent or each Parent Subsidiary that is a party thereto, as applicable, and, to the Knowledge of Parent, each other party thereto, and is in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law). None of Parent or any Parent Subsidiary, nor, to the Knowledge of Parent, any other party thereto, is in material breach or violation of, or default under, any Parent Lease, and no event has occurred that with notice or lapse of time or both would constitute a violation of, breach of or default under any Parent Lease, except where in each case such breach, violation or default is not reasonably likely to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor any Parent Subsidiary has received written notice of any violation of or default under any Parent Lease except, for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(e) Except as, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect and except for Parent Permitted Liens, (i) there are no unexpired option to purchase agreements, rights of first refusal or first offer or any other rights to purchase or otherwise acquire any Parent Property or any portion thereof that would materially adversely affect Parent’s, or any Parent Subsidiary’s, ownership, ground lease or right to use a Parent Property, and (ii) there are no other outstanding rights or agreements to enter into any contract for sale, ground lease or letter of intent to sell or ground lease any Parent Property or any portion thereof that is owned by any Parent Subsidiary, which, in each case, is in favor of any party other than Parent or a Parent Subsidiary.
Section 4.16 Vote Required.   No vote of holders of any class or series of capital stock or other equity interests of Parent or the Parent Operating Partnership is required to approve the Merger or any of the other Transactions.
Section 4.17 Brokers.   Except for the fees and expenses payable to Centerview Partners LLC, no broker, investment banker or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent or any Parent Subsidiary.
Section 4.18 Investment Company Act.   Neither Parent nor any Parent Subsidiary is required to be registered as an investment company under the Investment Company Act.
Section 4.19 Takeover Statutes.   The Parent Board has taken all action necessary, if any, to render inapplicable to the Merger and the other Transactions, the restrictions on business combinations contained in the MGCL and Section 5.02 of the Parent Charter. No Takeover Statutes, as in effect on the date of this Agreement, are applicable to this Agreement, the Merger or the other Transactions.
Section 4.20 Related Party Transactions.   Except as disclosed in the Parent SEC Reports, from January 1, 2018 through the date of this Agreement, there have been no transactions or contracts between Parent or any Parent Subsidiary, on the one hand, and any Affiliates (other than Parent Subsidiaries) of Parent or other Persons, on the other hand, that would be required to be reported by Parent pursuant to Item 404 of Regulation S-K promulgated by the SEC.
Section 4.21 Sufficient Funds.   Parent has, and will have at the Merger Effective Time, access (including through cash on hand available its operating bank accounts or cash able to be drawn under the applicable credit facilities of the Parent Parties set forth in Section 4.5(a) of the Parent Disclosure Letter) to all of the funds that are necessary for it to pay the Cash Consideration and Fractional Share Consideration and to consummate the Merger and the other Transactions and to perform its obligations under this Agreement.
Section 4.22 No Other Representations and Warranties.
(a) Except for the representations or warranties expressly set forth in this Article IV, none of the Parent Parties, any of their Affiliates or any other person on behalf of the Parent Parties has made any representation or warranty, expressed or implied, with respect to Parent or any of the Parent Subsidiaries, their respective businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any information regarding Parent or the Parent Subsidiaries.
(b) Except for the representations or warranties expressly set forth in Article III, each of the Parent Parties agrees that none of the Company Parties, any of their Affiliates or any other person on behalf of the Company Parties has made any representation or warranty, expressed or implied, with respect to the Company or any of the Company Subsidiaries, their respective businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any information regarding the Company or the Company Subsidiaries, and none of the Parent Parties, any of their Affiliates or any other person on behalf of the Parent Parties has relied on any representation or warranty except for those expressly set forth in Article III.
ARTICLE V
CONDUCT OF BUSINESS PENDING THE MERGER
Section 5.1 Conduct of Business by the Company Parties Pending the Closing.
(a) Each of the Company Parties covenants and agrees that, between the date of this Agreement and the earlier to occur of the Merger Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1 (the “Interim Period”), except to the extent required by Law, as may be consented to by Parent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), as may be expressly required or permitted pursuant to this Agreement, or as set forth in Section 5.1 of the Company Disclosure Letter, each of the Company Parties shall, and shall cause each of the other Company Subsidiaries to, (i) conduct its business in all material respects in the Ordinary Course of Business of the Company and (ii) use reasonable best efforts to (A) maintain its material assets and properties in their current condition (normal wear and tear excepted), (B) preserve intact in all material respects its current business organization, goodwill, ongoing business and business relationships, including relationships with Governmental Entities, (C) provided it does not require additional compensation, keep available the services of its present officers, (D) maintain all Company Insurance Policies, and (E) maintain the status of the Company as a REIT.
(b) Without limiting the foregoing, each of the Company Parties covenants and agrees that, during the Interim Period, except to the extent required by Law, as may be consented to in writing by Parent, as may be expressly contemplated, required or permitted (including as otherwise permitted by this Section 5.1(b)) pursuant to this Agreement, or as set forth in Section 5.1 of the Company Disclosure Letter, each of the Company Parties shall not, and shall not cause or permit any other Company Subsidiary to, do any of the following:
(i) amend or propose to amend (A) the Company Charter or the Company Bylaws, or (B) such equivalent organizational or governing documents of any Company Subsidiary;
(ii) split, combine, reclassify, subdivide or otherwise amend the terms of its capital stock or other equity securities or ownership interests of the Company or any Company Subsidiary (other than any wholly owned Company Subsidiary);
(iii) declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to shares of capital stock of the Company or any Company Subsidiary or other equity securities or ownership interests in the Company or any Company Subsidiary, except for (A) the declaration and payment by the Company of dividends in accordance with Section 6.11, (B) the declaration and payment by the Company of  (i) regular quarterly dividends, paid quarterly in accordance with past practice in an amount not to exceed $0.21 per share of Company Common Stock per quarter (the “Company Quarterly Dividends”), and (ii) the Pre-Closing Dividend (together with the Company Quarterly Dividends, the “Company Permitted Dividends”), provided, that the Company shall not pay any dividend with respect to the third quarter of 2018, (C) the declaration, set-aside or payment of dividends or other distributions by any directly or indirectly wholly owned Company Subsidiary to the Company or any other Company Subsidiary, (D) the declaration and payment of regular dividends with respect to units of limited partnership in the Company Operating Partnership as required under the Company Operating Partnership’s organizational documents, and (E) distributions by any Company Subsidiary that is not wholly owned, directly or indirectly, by the Company, as required by the requirements of the organizational documents of such Company Subsidiary;

(iv) redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interests of the Company or a Company Subsidiary, other than (A) the acquisition by the Company of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Restricted Shares in order to satisfy withholding Tax obligations upon the vesting of such Company Restricted Shares, (B) the withholding of shares of Company Common Stock to satisfy withholding Tax obligations with respect to outstanding Company RSUs granted pursuant to the Company Equity Incentive Plan, (C) the repurchase of the Company “excess shares” pursuant to the Company Charter, or (D) in connection with the redemption or repurchase by a wholly owned Company Subsidiary of its own securities (but solely to the extent such securities or equity equivalents are owned by the Company or a Company Subsidiary);
(v) except for (A) transactions among the Company and one or more wholly owned Company Subsidiaries or among two or more wholly owned Company Subsidiaries, or (B) issuances of shares of Company Common Stock upon the vesting or settlement of Company RSUs outstanding as of the date of this Agreement pursuant to the terms of the existing documents governing such Company RSUs, which vesting or settlement would occur only pursuant to Section 5(b)(xvi)(A) as to the Company RSUs held by a Company employee if the Parent consents to the termination of employment before the Effective Time of the Company employee by the Company without “Cause” as defined in the employment agreement or award agreement to which such employee is a party and such employment agreement or award agreement requires vesting in such event, issue, sell, pledge, dispose, encumber or grant any shares of the Company’s or any of the Company Subsidiaries’ capital stock or other equity interests, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of the Company’s or any of the Company Subsidiaries’ capital stock or other equity interests;
(vi) acquire or agree to acquire (including by merger, consolidation or acquisition of stock or assets) any real property, personal property (other than personal property at a total cost of less than $500,000 in each instance or $1,000,000 in the aggregate), corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, except (A) acquisitions by the Company or any wholly owned Company Subsidiary of or from an existing wholly owned Company Subsidiary, or (B) the pending acquisitions or investments set forth on Section 5.1(b) of the Company Disclosure Letter on the terms and conditions set forth thereon (the “Company Pending Investments”);
(vii) sell, mortgage, pledge, transfer, dispose of or encumber, or effect a deed in lieu of foreclosure with respect to, any real property or any material amount of other non-real property assets (including by merger, consolidation or acquisition of shares or assets), except (A) by the Company, or any wholly owned Company Subsidiary, with, to or from any existing wholly owned Company Subsidiary, (B) pledges or encumbrances of direct or indirect equity interests in Company Subsidiaries from time to time in connection with the Company Credit Agreement (1) which Company Subsidiaries acquire properties or make investments that are the subject of the Company Pending Investments, or (2) are not currently included in the Company’s borrowing base under the Company Credit Agreement and are set forth on Section 5.1(b)(vii) of the Company Disclosure Letter, or (C) for sales, transfers or dispositions of property or assets in the Ordinary Course of Business of the Company that do not exceed $10,000,000 in the aggregate upon five (5) business days prior notice to Parent;
(viii) for any Company Development Properties, (A) expend or incur any amount, or (B) enter into, amend, modify, exercise rights under or terminate any Company Development Contracts which are Company Material Contracts, except (1) as contemplated by any existing Company Development Contract or (2) up to $2,000,000 in the aggregate in excess of the amount set forth in clause (1) that are incurred or made in the Ordinary Course of Business of the Company;
(ix) (1) incur, create, assume or prepay any Indebtedness for borrowed money or issue any Indebtedness or debt securities of the Company or any of the Company Subsidiaries, or assume, guarantee or endorse, or otherwise become responsible (whether directly, contingently or otherwise) for the Indebtedness of any other Person (other than indebtedness of a wholly owned Company Subsidiary that is permitted hereunder), except (A) Indebtedness incurred under the Company Credit Agreement or other existing similar lines of credit for working capital purposes (including to the extent necessary to pay dividends permitted by Section 5.1(b)(iii)), (B) Indebtedness incurred under existing construction loan facilities with respect to ongoing construction projects set forth on Section 5.1(b)(ix) of the Company Disclosure Letter, (C) any additional Indebtedness in an amount that, in the aggregate, does not exceed $2,000,000, and which is prepayable without penalty or premium, upon prior written notice (which notice is permitted to be conditioned on consummation of the Closing), (E) unsecured inter-company Indebtedness among the Company and the Company Subsidiaries and (F) any surety bonds not exceeding $500,000 individually or $1,000,000 in the aggregate; or (2) refinance, replace or amend the terms of any Indebtedness except refinancing, replacing or amending the terms of any existing Indebtedness, including the replacement or renewal of any letters of credit or surety bonds, provided, that the terms of such new Indebtedness (or any refinancing, replacement or amended Indebtedness) shall not in the aggregate, for each separate instrument of Indebtedness, be materially more onerous on the Company or its Subsidiaries compared to the existing Indebtedness being so refinanced, replaced or amended, shall not contain a Negative Pledge, shall not restrict or prohibit the consummation of the Transactions, and the principal amount of any such refinancing or replacement Indebtedness shall not be materially greater than the Indebtedness it is replacing;
(x) other than the Company Pending Investments, make any loans, advances or capital contributions to, or investments in, any other Person (including to any of its officers, trustees, Affiliates, agents or consultants), or make any change in any such arrangements, except for (A) loans or advances made pursuant to and expressly disclosed in the Company Leases or pursuant to any disbursement agreement, development agreement, or development addendum entered into in connection with a Company Lease with respect to the development, construction, or equipping of Company Properties or the funding of improvements to Company Properties, as set forth on Section 5.1(b)(x) of the Company Disclosure Letter or (B) loans, advances, capital contributions or investments of not more than $500,000 individually or $2,000,000 in the aggregate and that would not reasonably be expected to prevent or adversely impact the ability of the Company to qualify as a REIT;
(xi) make or enter into any guarantee, “keep well” or similar agreement to maintain the financial condition of another entity;
(xii) enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, any Company Material Contract (or any contract that, if existing as of the date hereof, would be a Company Material Contract), other than (A) any termination or renewal in accordance with the terms of any existing Company Material Contract that occurs automatically without any action by the Company or any Company Subsidiary, (B) the entry into any modification or amendment of, or waiver or consent under, any mortgage or related agreement to which the Company or any Company Subsidiary is a party as required or necessitated by this Agreement or the Transactions; provided, that any such modification, amendment, waiver or consent does not increase the principal amount thereunder, does not create a Negative Pledge, does not restrict or prohibit the consummation of the Transactions, and does not otherwise adversely affect the Company, any Company Subsidiary or Parent, (C) any renewal of any of the Company Insurance Policies upon its scheduled termination on substantially the same terms in the aggregate for each separate Company Insurance Policy as currently in effect, (D) as may be reasonably necessary to comply with the terms of this Agreement, or (E) in connection with change orders related to any construction, development, redevelopment or capital expenditure projects that either (x) do not increase the cost of any such project, or (y) are otherwise permitted pursuant to Section 5.1(b)(ix) above;
(xiii) (A) except in connection with Company Leases for Company Properties that are multi-tenant medical office buildings or otherwise involving annual rent payments not in excess of $500,000, (i) enter into, renew, modify or amend in a manner adverse to the Company, (ii) waive, release or compromise in a manner adverse to the Company or (iii) assign any rights or claims under, any Company Lease, other than any termination or renewal in accordance with the terms of any existing Company Lease, and (B) in connection with any Company Leases for Company Properties that are multi-tenant medical office buildings, (i) enter into any new lease (including renewals) for in excess of 20,000 square feet of net rentable area at any such Company Property, (ii) except in connection with a right being exercised by a tenant under an existing Company Lease, terminate or materially modify or amend any Company Lease that relates to in excess of 20,000 square feet of net rentable area;
(xiv) waive, release, assign any material rights or claims or make any payment, direct or indirect, of any material liability of the Company or any Company Subsidiary before the same comes due in accordance with its terms;
(xv) subject to Section 6.8, waive, release, assign, settle or compromise any Action, other than any waiver, release, assignment, settlement or compromise that (A) with respect to the payment of monetary damages, involves only the payment of monetary damages not to exceed $100,000 in the aggregate (excluding any portion of such payment payable under an existing insurance policy) and for which the Company or Company Subsidiary receives a complete general release, (B) does not involve the imposition of any injunctive relief against the Company or any Company Subsidiary, (C) does not provide for any admission of liability by the Company or any of the Company Subsidiaries, and (D) is with respect to any legal Action involving any present, former or purported holder or group of holders of shares of Company Common Stock, in accordance with Section 6.8;
(xvi) (A) hire or terminate the employment of any officer of the Company (including the officers listed on Section 5.1(b)(xvi) of the Company Disclosure Letter) or any other employee of the Company who is a party to a Company RSU award agreement which would require vesting of Company RSUs as result of termination of employment, cause an event of  “Good Reason” to exist under the employment agreement of any such officer, or promote or appoint any Person to a position of officer of the Company, (B) increase in the amount, rate or terms of compensation, benefits or job grade or title of any of the Company’s employees other than increases in salary in the Ordinary Course of Business of the Company in connection with annual reviews or promotions, (C) enter into, adopt, amend or terminate any Company Employee Benefit Plan or any Employee Benefit Plan that if entered into or adopted would be a Company Employee Benefit Plan except any amendments in the Ordinary Course of Business of the Company that do not contravene the other covenants set forth in this clause (xvii) or materially increase the cost to the Company, in the aggregate, of maintaining such Company Employee Benefit Plan, (D) accelerate the vesting or payment of any compensation, benefit or award under any Company Employee Benefit Plan, or (E) grant any awards under the Company Equity Incentive Plan or any bonus, incentive, performance or other compensation plan or arrangement or (F) allow the vesting or settlement of any outstanding Company RSU, except as to the Company RSUs held by a Company officer or other employee if the Parent consents to the termination of employment before the Effective Time of such Company officer or other employee by the Company without “Cause” as defined in the employment agreement or award agreement to which such officer or other employee is a party and such employment agreement or award agreement requires vesting in such event;
(xvii) fail to maintain all financial books and records in all material respects in accordance with GAAP and consistent with past practices or make any material change to its methods of accounting in effect at December 31, 2017, except as required by a change in GAAP or in applicable Law, or make any change, with respect to accounting policies, principles or practices unless required by GAAP or the SEC;
(xviii) enter into any new line of business;
(xix) fail to duly and timely file all material reports and other material documents required to be filed with any Governmental Authority, subject to extensions permitted by Law or applicable rules and regulations;

(xx) (A) enter into, or modify in a manner adverse to the Company or Parent, any Company Tax Protection Agreement, (B) make, change or rescind any material election relating to Taxes, (C) change a material method of Tax accounting, (D) amend any material income Tax Return, (E) settle or compromise any material Federal, state, local or foreign Tax liability, audit, claim or assessment, (F) enter into any material closing agreement related to Taxes, or (G) knowingly surrender any right to claim any material Tax refund, give or request any waiver of a statute of limitation with respect to any material Tax Return, except, in each case, (1) to the extent required by Law or (2) to the extent necessary (x) to preserve the Company’s qualification as a REIT under the Code or (y) to qualify or preserve the status of any Company Subsidiary as a disregarded entity or partnership for U.S. Federal income tax purposes or as a Qualified REIT Subsidiary or a Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be;
(xxi) adopt a plan of merger, complete or partial liquidation or resolutions providing for or authorizing such merger, liquidation or a dissolution, consolidation, recapitalization or bankruptcy reorganization, except with respect to wholly owned Company Subsidiaries that have de minimis assets and liabilities;
(xxii) form any new funds, joint ventures or other pooled investment vehicles except for wholly owned subsidiaries;
(xxiii) except (A) pursuant to the Company’s budget previously provided to Parent, (B) capital expenditures necessary to repair any casualty losses in an amount up to $2,000,000 in the aggregate or to the extent such losses are covered by existing insurance, and (C) capital expenditures necessary to comply with applicable Law or to repair and/or prevent damage to any of the Company Properties or as is necessary in the event of an emergency situation, after prior notice to Parent (provided, that if the nature of such emergency renders prior notice to Parent impracticable, the Company shall provide notice to Parent as promptly as reasonably practicable after making such capital expenditure), make or commit to make any capital expenditures in excess of  $500,000 individually or $2,000,000 in the aggregate;
(xxiv) (A) amend or modify the engagement letter with the financial advisor referred to in Section 3.22 in a manner adverse to the Company, any Company Subsidiary or Parent, or (B) engage other financial advisors in connection with the Merger unless the directors of the Company have concluded in good faith (after consultation with outside legal counsel) that failure to engage another financial advisor would be inconsistent with their duties under applicable Law;
(xxv) take any action, or fail to take any action, which action or failure would, or would reasonably be expected, to cause the (A) Company to fail to qualify as a REIT or (B) any Company Subsidiary to be treated as a corporation for U.S. Federal income tax purposes, other than as a Qualified REIT Subsidiary or a Taxable REIT Subsidiary;
(xxvi) take any action that could, or fail to take any action, the failure of which could, reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;
(xxvii) except to the extent permitted by Section 5.3, take any action that would reasonably be expected to prevent or materially delay the consummation of the Merger or any of the other Transactions;
(xxviii) enter into any contracts with any officer, director or affiliate (other than a wholly owned Subsidiary of the Company) of the Company or any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), including any contract pursuant to which the Company has an obligation to indemnify such officer, director, affiliate or family member;
(xxix) take any action under the Company Governing Documents or otherwise (including by resolution) that would give dissenters’, appraisal or similar rights to the holders of Company Common Stock with respect to the Merger or the other Transactions; or

(xxx) authorize, or enter into any contract, agreement or binding commitment or arrangement to do any of the foregoing.
(c) Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit the Company or any Company Subsidiary from taking any action, at any time or from time to time, that in the reasonable judgment of the Company Board, upon advice of counsel to the Company, is necessary for the Company to avoid or to continue to avoid incurring entity-level income or excise Taxes under the Code or to maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the Merger Effective Time, including making dividend or other distribution payments in accordance with Section 6.11 to stockholders of the Company in accordance with this Agreement or otherwise, or to qualify or preserve the status of any Company Subsidiary as a disregarded entity or partnership for U.S. Federal income tax purposes or as a Qualified REIT Subsidiary or a Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be. If the Company proposes to take any such action, it shall notify Parent as soon as reasonably practicable prior to the taking of such action.
Section 5.2 Conduct of Business by the Parent Parties Pending the Closing.
(a) Each of the Parent Parties covenants and agrees that, during the Interim Period, except to the extent required by Law, as may be consented to in writing by the Company (which consent shall not be unreasonably withheld, delayed or conditioned), as may be expressly required or permitted pursuant to this Agreement, or as set forth in Section 5.2(a) or Section 5.2(b) of the Parent Disclosure Letter, each of the Parent Parties shall, and shall cause each of the other Parent Subsidiaries to, (i) conduct its business in all material respects in the Ordinary Course of Business of Parent, and (ii) use reasonable best efforts to maintain the status of Parent as a REIT.
(b) Without limiting the foregoing, each of the Parent Parties covenants and agrees that, during the Interim Period, except to the extent required by Law, as may be consented to by the Company (which consent shall not be unreasonably withheld, delayed or conditioned), as may be expressly contemplated, required or permitted (including as otherwise permitted by this Section 5.2(b)) pursuant to this Agreement, or as set forth in Section 5.2(b) of the Parent Disclosure Letter, each of the Parent Parties shall not, and shall not cause or permit any other Parent Subsidiary to, do any of the following:
(i) amend or propose to amend (A) the Parent Charter or Parent Bylaws, (B) the Parent Operating Partnership Agreement or the certificate of limited partnership of the Parent Operating Partnership or (C) such equivalent organizational or governing documents of any Parent Subsidiary material to Parent and the Parent Subsidiaries, considered as a whole, in each case, if such amendment would impede completion of the Transactions or otherwise be materially adverse to Parent or the Company;
(ii) split, combine, reclassify or subdivide any shares of stock or other equity securities or ownership interests of Parent or the Parent Operating Partnership;
(iii) declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to shares of capital stock of Parent or any Parent Subsidiary or other equity securities or ownership interests in Parent or any Parent Subsidiary, except for (A) the declaration and payment by Parent of dividends in accordance with Section 6.11, (B) the declaration and payment by Parent of regular quarterly dividends, aggregated and paid quarterly in accordance with past practice at an annualized rate not to exceed $2.64 per share of Parent Common Stock (the “Parent Permitted Dividends”), (C) the declaration, set-aside or payment of dividends or other distributions by any directly or indirectly wholly owned Parent Subsidiary to Parent or any other Parent Subsidiary, (D) the declaration and payment of regular dividends that are required to be made in respect of any units of limited partnership in the Parent Operating Partnership, and (E) distributions by any Parent Subsidiary that is not wholly owned, directly or indirectly, by Parent, as required by the requirements of the organizational documents of such Parent Subsidiary;
(iv) redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interests of Parent or a Parent Subsidiary, other than (A) the acquisition by Parent of shares of Parent Common Stock in connection with the surrender of shares of Parent

Common Stock by holders of Parent Restricted Shares in order to satisfy withholding Tax obligations upon the vesting of such Parent Restricted Shares, (B) the withholding of shares of Parent Common Stock to satisfy withholding Tax obligations with respect to outstanding equity awards granted pursuant to the Parent Equity Incentive Plan, (C) the repurchase of Parent “excess shares” pursuant to the Parent Charter, (D) Parent OP Units in accordance with the terms of the Parent Operating Partnership Agreement, (E) in connection with the redemption or repurchase by a wholly owned Parent Subsidiary of its own securities (but solely to the extent such securities or equity equivalents are owned by Parent or a Parent Subsidiary) or (F) the conversion of outstanding “LTIP Units” (as defined in the Parent Operating Partnership Agreement) into “LP Units” as defined therein or the redemption of such LP Units in exchange for cash or capital stock of Parent;
(v) acquire or agree to acquire (including by merger, consolidation or acquisition of stock or assets) any real property, personal property, corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof that would, or would reasonably be expected to, prevent or materially impair or materially delay the ability of the Parent Parties to consummate the Transactions;
(vi) fail to maintain all financial books and records in all material respects in accordance with GAAP and consistent with past practices or make any material change to its methods of accounting in effect at December 31, 2017, except as required by a change in GAAP or in applicable Law, or make any change, other than in the Ordinary Course of Business of the Parent, with respect to accounting policies, principles or practices unless required by GAAP or the SEC;
(vii) enter into any new material line of business;
(viii) fail to duly and timely file all material reports and other material documents required to be filed with any Governmental Authority, subject to extensions permitted by Law or applicable rules and regulations;
(ix) adopt a plan of merger, complete or partial liquidation or resolutions providing for or authorizing such merger, liquidation or a dissolution, consolidation, recapitalization or bankruptcy reorganization, except in a manner that would not reasonably be expected (A) to be materially adverse to the Company or (B) to prevent or impair the ability of the Parent Parties to consummate the Transactions;
(x) take any action, or fail to take any action, which action or failure would, or would reasonably be expected to cause Parent to fail to qualify as a REIT;
(xi) take any action that could, or fail to take any action, the failure of which could, reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;
(xii) take any action that would reasonably be expected to prevent or materially delay the consummation of the Merger or any of the other Transactions;
(xiii) approve, adopt or enact any “poison pill” or similar stockholder rights plan applicable to the Merger and other Transactions that would otherwise delay, prevent or impair the ability of the Parties to consummate the Merger and other Transactions; or
(xiv) authorize, or enter into any contract, agreement or binding commitment or arrangement to do any of the foregoing.
(c) Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit Parent or any Parent Subsidiary from taking any action, at any time or from time to time, that in the reasonable judgment of the Parent Board, upon advice of counsel to Parent, is necessary for Parent to avoid or to continue to avoid incurring entity-level income or excise Taxes under the Code or to maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the Merger Effective Time, including making dividend or other distribution payments in accordance with Section 6.11 to stockholders of Parent in accordance with this Agreement or otherwise, or to qualify or preserve the status of any Parent Subsidiary as a disregarded entity or partnership for U.S. Federal income tax purposes or as a Qualified REIT Subsidiary or a Taxable REIT Subsidiary under the applicable provisions of Section 856 of the Code, as the case may be.
Section 5.3 Company Acquisition Proposals.
(a) Except as permitted by, and subject to, this Section 5.3(a), Section 5.3(c), Section 5.3(e) and Section 5.3(g), and except as provided below in respect of any Window Period Bidder, from the date hereof until the earlier of the Merger Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, the Company and the Company Operating Partnership shall not, and shall cause the other Company Subsidiaries not to, and shall not authorize or permit any directors, officers, or employees or Representatives of the Company, the Company Operating Partnership or any of the other Company Subsidiaries to, directly or indirectly, (i) solicit, initiate or knowingly encourage or facilitate any inquiry, proposal or offer with respect to, or the announcement, making or completion of, any Company Acquisition Proposal, or any inquiry, proposal or offer that would reasonably be expected to lead to any Company Acquisition Proposal, (ii) enter into, continue or otherwise participate or engage in any negotiations regarding, or furnish to any Person other than Parent or its Representatives, any non-public information or data with respect to, any Company Acquisition Proposal, (iii) approve, recommend, publicly declare advisable or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share exchange agreement, consolidation agreement, option agreement, joint venture agreement, partnership agreement, in each case, related to a Company Acquisition Proposal (other than an Acceptable Confidentiality Agreement) or other agreement requiring or having the effect of requiring the Company to abandon, terminate or breach its obligations hereunder or fail to consummate the Merger (each, a “Company Alternative Acquisition Agreement”), or (iv) agree to or propose publicly to do any of the foregoing. Notwithstanding the foregoing, in the event that, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. (New York City time) on the date that is thirty (30) days following the date of this Agreement (the “Window Period End Time”), any of the Company, the Company Operating Partnership, the other Company Subsidiaries or their respective Representatives receives any written, unsolicited and bona fide inquiry, proposal or, offer or other contact from a third party (including any Affiliates of such Person and joint venture partners of such Person in connection with any Company Acquisition Proposal, each a “Window Period Bidder”) that the Company Board determines, after consultation with outside legal counsel and its financial advisors, constitutes, or could reasonably be expected to lead to, any Company Acquisition Superior Proposal, then, subject to Section 5.3(a), at any time prior to the Window Period End Time, the Company, the Company Operating Partnership, the other Company Subsidiaries or their respective Representatives (on their behalf) may, and shall have the right to, directly or indirectly: (i) furnish non-public information or data pursuant to (but only pursuant to) one or more Acceptable Confidentiality Agreements (provided, however, that to the extent Company, the Company Operating Partnership, the other Company Subsidiaries or their respective Representatives furnishes, makes available or provided access to a Window Period Bidder of any non-public information not previously provided to Parent, the Company shall provide (to the extent permitted by applicable Law) such non-public information to Parent concurrently with the time it is provided to any such other Window Period Bidder) provided that a copy of such Acceptable Confidentiality Agreement(s) shall be promptly (in all events within 24 hours) provided for informational purposes to Parent); and (ii) enter into or otherwise participate in any discussions or negotiations with any such Window Period Bidder relating to, or in furtherance of such inquiries, proposal or offer in a manner that the Company Board deems appropriate in its sole and absolute discretion.
(b) Except as permitted by, and subject to, Section 5.3(a), Section 5.3(c), Section 5.3(e) and Section 5.3(g), following the Window Period End Time, each of the Company and the Company Operating Partnership shall, and shall cause each of the other Company Subsidiaries and their respective Representatives to, immediately cease any discussions, negotiations or communications with any Window Period Bidder with respect to any Company Superior Proposal and immediately terminate all physical and electronic data room access previously granted to any such Person. Notwithstanding the foregoing, nothing in this Section 5.3(b) shall preclude the Company, the

Company Operating Partnership, the other Company Subsidiaries or their respective Representatives from contacting any such Person solely for the purpose of complying with the immediately preceding sentence.
(c) Notwithstanding the foregoing or anything to the contrary in this Section 5.3, if, prior to obtaining the Company Stockholder Approval, (i) the Company or the Company Operating Partnership receives a written Company Acquisition Proposal (including any Company Acquisition Proposal previously received from any Window Period Bidder) that the Company Board believes in good faith to be bona fide, (ii) such Company Acquisition Proposal was not the result of a violation of Section 5.3(a) (provided, that the Parties agree that the Company and the Company Board may correspond with a third party making any such Company Acquisition Proposal to request clarification of the terms and conditions thereof so as to determine whether such Company Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Company Superior Proposal), and (iii) the Company Board determines (or, with respect to any Company Acquisition Proposal from any Window Period Bidder, has previously determined and not rescinded such determination) in good faith (after consultation with outside counsel and its financial advisor) that such Company Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Company Superior Proposal, then the Company and the Company Operating Partnership may (and may authorize the other Company Subsidiaries and their Representatives to) (x) furnish non-public information with respect to the Company, the Company Operating Partnership and the other Company Subsidiaries to the Person making such Company Acquisition Proposal (and its Representatives) pursuant to an Acceptable Confidentiality Agreement; provided, that any non-public information provided to any Person shall have previously been provided to Parent or shall be provided (to the extent permitted by applicable Law) to Parent prior to or concurrently with the time it is provided to such Person, and (y) engage in discussions and participate in negotiations with the Person making such Company Acquisition Proposal (and such Person’s Representatives) regarding such Company Acquisition Proposal.
(d) Except as expressly provided in Section 5.3(e), the Company Board (i) (A) shall not fail to make and shall not withdraw (or modify or qualify in any manner adverse to Parent or publicly propose to withdraw, modify or qualify in any manner adverse to Parent) the approval, recommendation or declaration of advisability by the Company Board of this Agreement, the Merger or any of the other Transactions, and (B) shall not adopt, approve, or publicly recommend, endorse or otherwise declare advisable the adoption of any Company Acquisition Proposal (each such action set forth in this Section 5.3(d)(i) being referred to herein as a “Company Adverse Recommendation Change”), and (ii) shall not cause or permit the Company, the Company Operating Partnership or any of the other Company Subsidiaries to enter into any Company Alternative Acquisition Agreement relating to any Company Acquisition Proposal (other than an Acceptable Confidentiality Agreement pursuant to Section 5.3(a) or Section 5.3(c)).
(e) Notwithstanding anything in this Agreement to the contrary, at any time prior to obtaining the Company Stockholder Approval, the Company Board may (i) make a Company Adverse Recommendation Change (and may thereafter and following the termination of this Agreement pursuant to Section 8.1 cause or permit the Company, the Company Operating Partnership or any of the other Company Subsidiaries to enter into any Company Alternative Acquisition Agreement relating to a Company Acquisition Proposal), if  (A) the Company Parties have not violated Section 5.3(a), Section 5.3(b) or Section 5.3(c) and (B) the Company Board has determined in good faith (after consultation with outside counsel and its financial advisors) that the applicable Company Acquisition Proposal (whether or not from a Window Period Bidder) constitutes a Company Superior Proposal and that the failure to make a Company Adverse Recommendation Change would reasonably be expected to be inconsistent with its duties under applicable Law; and (ii) make a Company Adverse Recommendation Change if, in the absence of a Company Acquisition Proposal, (A) a Company Intervening Event has occurred, and (B) the Company Board determines in good faith (after consultation with outside counsel and its financial advisors) that the failure to make such Company Adverse Recommendation Change would reasonably be expected to be inconsistent with its duties under applicable Law; so long as, in each case ((i) and (ii)), (x) four business days prior to making any such Company Adverse Recommendation Change, the Company has notified Parent in writing that the Company Board intends to make a Company Adverse Recommendation Change in connection with a Company Superior Proposal or a Company Intervening Event (a “Company Change Notice”) and which Company Change Notice shall specify, in a case where such Company Change Notice relates to a Company Superior Proposal, the identity of the party who made such Company Superior Proposal and all of the material terms and conditions of such Company Superior Proposal and attach a copy of the most current version of the related Company Alternative Acquisition Agreement, and, in a case where such Company Change Notice relates to a Company Intervening Event, a description of such Company Intervening Event, and (y) during the four business day period beginning on the date of delivery of the applicable Company Change Notice to Parent, the Company shall have offered to negotiate with (and, if accepted, negotiated in good faith with) Parent (to the extent that Parent desires to negotiate) in making adjustments to the terms and conditions of this Agreement such that (1) in circumstances involving or relating to a Company Acquisition Proposal, the Company Superior Proposal ceases to be a Company Superior Proposal (provided that any amendment, supplement or modification to any Company Acquisition Proposal shall be deemed a new Company Acquisition Proposal and the Company may not terminate this Agreement pursuant to Section 8.1 or make a Company Adverse Recommendation Change pursuant to clause (i) of this Section 5.3(e) unless the Company has again complied with the requirements of this Section 5.3(e) with respect to each such new Company Acquisition Proposal including sending a Company Change Notice with respect to each such new Company Acquisition Proposal (except that the new negotiation period under this Section 5.3(e)(y)(1) with respect to any revised Company Acquisition Proposal shall be two business days, instead of four business days)), and (2) in circumstances not involving a Company Acquisition Proposal, as may be proposed by Parent.
(f) The Company shall notify Parent promptly (but in no event later than one (1) Business Day) after it obtains Knowledge of the receipt by the Company, the Company Operating Partnership, any other Company Subsidiary or any of their respective Representatives of, the making of, or the intent to make, any Company Acquisition Proposal, any inquiry that could reasonably be expected to lead to a Company Acquisition Proposal, or any request for non-public information relating to the Company or any Company Subsidiary or for access to the business, properties, assets, books, or records of the Company or any Company Subsidiary, by any Person or group of related Persons in connection with the making of, or intent to make, a Company Acquisition Proposal. Such notification shall include, to the extent then known and unless prohibited by the terms of any confidentiality agreement between the Company and such Person entered into prior to the date of this Agreement, the identity of the parties and a copy of such Company Acquisition Proposal, or, if not made in writing, a written description of the material terms thereof. The Company shall keep Parent reasonably apprised, on a reasonably current basis, of the status and material terms, including any material or proposed developments with respect to discussions and negotiations concerning any such Company Acquisition Proposal. Notwithstanding anything to the contrary in this Agreement, but subject to the preceding three sentences, nothing herein shall prohibit the Company, the Company Operating Partnership, the other Company Subsidiaries and their respective Representatives from contacting any Person submitting a Company Acquisition Proposal (that was not the result of a violation of this Section 5.3) solely to clarify the terms of the Company Acquisition Proposal for the sole purpose of the Company Board informing itself about such Company Acquisition Proposal.
(g) Nothing contained in this Section 5.3 shall prohibit the Company or the Company Board through its Representatives, directly or indirectly, from (i) issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act pending disclosure of its position thereunder or taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a), or making a statement contemplated by Rule 14d-9 under the Exchange Act or Item 1012(a) of Regulation M-A under the Exchange Act, or (ii) making any disclosure to the stockholders of the Company if, in the good faith judgment of the Company Board (after consultation with outside counsel), failure to so disclose would be inconsistent with its duties under applicable Law; provided that a “stop, look and listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not be deemed to be a Company Adverse Recommendation Change.

(h) For purposes of this Agreement:
(i) “Company Acquisition Proposal” means any proposal, offer, or inquiry from any Person or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) relating to any direct or indirect acquisition or purchase, in one transaction or a series of transactions, including any merger, reorganization, recapitalization, restructuring, share exchange, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, business combination, liquidation, dissolution or similar transaction, (A) of assets or businesses of the Company and the Company Subsidiaries, taken as a whole, that generate 20% or more of the net revenues or net income of the Company and the Company Subsidiaries, taken as a whole, immediately prior to such transaction, (B) that represent 20% or more of the consolidated total assets (based on fair market value) of the Company and the Company Subsidiaries, taken as a whole, immediately prior to such transaction, or (C) of 20% or more of any class of capital stock, other equity security or voting power of the Company or any resulting parent company of the Company (including through any tender offer or exchange offer in which any Person or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) seeks to acquire beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or the right to acquire beneficial ownership of 20% or more of the outstanding shares of any class of voting securities of the Company or the Company Operating Partnership), in each case ((A) through (C)), other than the Merger and the other Transactions.
(ii) “Company Intervening Event” means a material event, circumstance, development or change (other than, and not related to, a Company Acquisition Proposal) that (w) affects the business, assets or operations of the Company or the Company Subsidiaries, (x) was not known to the Company Board (assuming consultations with appropriate officers and Representatives of Company) on the date of this Agreement (or, if known, the consequences of which were not known or reasonably foreseeable), (y) did not result from or arise out of the announcement or pendency of, or any actions required to be taken by the Company (or to be refrained from being taken by the Company) pursuant to, this Agreement, and (z) becomes known (or the consequences of which become known) to the Company Board prior to the Merger Effective Time; provided, however, in no event shall the following events constitute a Company Intervening Event: changes, in and of themselves, in the general economic or business conditions within the United States or any other jurisdictions in which the Company or Company Subsidiaries operate; changes, in and of themselves, in the market price or trading volume of the Company’s stock; or the fact, in and of itself, that the Company or its Subsidiaries exceed internal or published projections; provided, further, that the underlying causes of such changes or facts shall not be excluded from this definition of  “Company Intervening Event” to the extent that it would otherwise be within the definition.
(iii) “Company Superior Proposal” means any bona fide written Company Acquisition Proposal made by a third party after the date hereof  (with all percentages included in the definition of  “Company Acquisition Proposal” increased to 80%), taking into account all legal, financial, regulatory and other aspects of the proposal, including the timing and prospects for completion, and the Person making the proposal, that, if consummated, would be more favorable to the stockholders of Company from a financial point of view than the Transactions (including any adjustment to the terms and conditions thereof proposed in writing by Parent in response to any such Company Acquisition Proposal); provided that such Company Superior Proposal did not result from a breach by the Company or any Company Subsidiary or Representative of this Agreement including Section 5.3.
(iv) References in this Section 5.3 to (a) the Company Board shall mean the board of directors of the Company or a duly authorized committee thereof, and (b) Company outside counsel shall mean, as applicable, outside counsel to the Company or a duly authorized committee thereof.
(v) The Company shall not submit to the vote of its stockholders any Company Acquisition Proposal other than the Merger and other Transactions prior to the termination of this Agreement in accordance with its terms.

Section 5.4 Form S-4 and Proxy Statement.
(a) As promptly as reasonably practicable following the date of this Agreement, and in any event no later than thirty (30) calendar days following the date of this Agreement, (i) the Company and Parent shall jointly prepare and cause to be filed with the SEC the Proxy Statement, and (ii) Parent shall prepare and cause to be filed with the SEC the Form S-4 with respect to the Parent Common Stock issuable in the Merger, which will include the Proxy Statement with respect to the Company Stockholder Meeting. Each of the Company and Parent shall use its reasonable best efforts to (A) have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing, (B) ensure that the Form S-4 complies in all material respects with the applicable provisions of the Exchange Act and the Securities Act, and (C) keep the Form S-4 effective for so long as necessary to complete the Merger. Each of the Company and Parent shall furnish all information concerning itself, its Affiliates and the holders of its capital stock to the other and provide such other assistance as may be reasonably requested in connection with the preparation, filing and distribution of the Form S-4 and Proxy Statement. Each of the Company and Parent shall promptly notify the other upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Form S-4 or Proxy Statement, and shall, as promptly as practicable after receipt thereof, provide the other with copies of all correspondence between it and its Representatives, on one hand, and the SEC, on the other hand, and all written comments with respect to the Proxy Statement or the Form S-4 received from the SEC and advise the other Party of any oral comments with respect to the Proxy Statement or the Form S-4 received from the SEC. Each of the Company and Parent shall use its reasonable best efforts to respond as promptly as practicable to any comments from the SEC with respect to the Proxy Statement, and Parent shall use its reasonable best efforts to respond as promptly as practicable to any comment from the SEC with respect to the Form S-4. Notwithstanding the foregoing, prior to filing the Form S-4 (or any amendment or supplement thereto) or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of the Company and Parent shall cooperate and provide the other a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response). Parent shall advise the Company, promptly after it receives notice thereof, of the time of effectiveness of the Form S-4, the issuance of any stop order relating thereto or the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, and Parent and the Company shall use their reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. Parent shall also use reasonable best efforts to take any other action required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or “blue sky” Laws and the rules and regulations thereunder in connection with the issuance of the Parent Common Stock in the Merger, and the Company shall furnish all information concerning the Company and the holders of the Company Common Stock as may be reasonably requested in connection with any such actions.
(b) If, at any time prior to the receipt of the Company Stockholder Approval, any information relating to the Company or Parent, or any of their respective Affiliates, should be discovered by the Company or Parent which, in the reasonable judgment of the Company or Parent, should be set forth in an amendment of, or a supplement to, any of the Form S-4 or the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment of, or supplement to, the Proxy Statement or the Form S-4 and, to the extent required by Law, in disseminating the information contained in such amendment or supplement to stockholders of the Company and the stockholders of Parent. Nothing in this Section 5.4(b) shall limit the obligations of any Party under Section 5.4(a). For purposes of this Section 5.4(b), any information concerning or related to the Company, its Affiliates or the Company Stockholder Meeting will be deemed to have been provided by the Company, and any information concerning or related to Parent or its Affiliates will be deemed to have been provided by Parent.

(c) The Company shall, in consultation with Parent, in accordance with applicable Law and the Company Governing Documents, establish a record date and meeting date for the Company Stockholder Meeting, and shall, duly call, give notice of, convene and hold the Company Stockholder Meeting. The Company shall not change the record date or meeting date for the Company Stockholder Meeting without the prior written consent of Parent, such consent not to be unreasonably withheld or delayed. The Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to the stockholders of the Company entitled to vote at the Company Stockholder Meeting and to hold the Company Stockholder Meeting as soon as practicable after the Form S-4 is declared effective under the Securities Act. The Company shall, through the Company Board of Directors, recommend to its stockholders that they give the Company Stockholder Approval, include such recommendation in the Proxy Statement and solicit and use its reasonable best efforts to obtain the Company Stockholder Approval, except to the extent that the Company Board of Directors shall have made a Company Adverse Recommendation Change as permitted by Section 5.3. Notwithstanding the foregoing provisions of this Section 5.4(c), if, on a date for which the Company Stockholder Meeting is scheduled, the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Company Stockholder Approval, whether or not a quorum is present, Parent may require the Company, and the Company shall have the right, to adjourn or postpone the Company Stockholder Meeting to a date determined in consultation with Parent (provided, that the Company Stockholder Meeting shall not be postponed or adjourned to a date that is more than thirty (30) days after the date for which the Company Stockholder Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Law)); provided, however, the Company Stockholder Meeting may not be postponed or adjourned on the date the Company Stockholder Meeting is scheduled if the Company shall have received proxies in respect of an aggregate number of shares of Company Common Stock, which have not been withdrawn, such that the Company Stockholder Approval will be obtained at such meeting.
ARTICLE VI
ADDITIONAL AGREEMENTS
Section 6.1 Access; Confidentiality; Notice of Certain Events.
(a) During the Interim Period, to the extent permitted by applicable Law and Contracts, and subject to the reasonable protocols imposed from time to time upon advice of counsel, each of Parent and the Company shall, and shall cause each of the Parent Subsidiaries and the Company Subsidiaries, respectively, to afford to the other Party and its Representatives reasonable access during normal business hours and upon reasonable advance notice to all of their respective properties, offices, books, contracts, commitments, personnel and records and, during such period, each of Parent and the Company shall, and shall cause each of the Parent Subsidiaries and Company Subsidiaries, respectively, to, furnish all information in its possession (financial or otherwise) concerning its business, properties and personnel such other Party or its Representatives may reasonably request; provided, that no such disclosure or investigation pursuant to this Section 6.1 shall affect, or be deemed to modify, any of the representations or warranties made by any of the Parties hereunder and all such access shall be coordinated through designated Representatives of Parent or the Company, as applicable, in accordance with reasonable procedures as they may establish. Notwithstanding the foregoing, neither Parent nor the Company shall be required by this Section 6.1(a) to provide the other Party or the Representatives of the other Party with access to or to disclose information, (i) that is subject to the terms of a confidentiality agreement with a third party entered into prior to the date of this Agreement or entered into after the date of this Agreement in the Ordinary Course of Business (provided, however, that the withholding Party shall use its reasonable best efforts to obtain the required consent of such third party to such access or disclosure), (ii) the disclosure of which would violate any Law, contractual obligation or duty (provided, however, that withholding Party shall use its reasonable best efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of any Law or duty or to obtain the consent of the third party to whom the contractual duty is owed) or (iii) that is subject to any attorney-client, attorney work product or other legal privilege (provided, however, that withholding Party shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent that does not result in a loss of any such attorney-client, attorney work product or other legal privilege). Each of Parent and the Company will use its reasonable best efforts to minimize any disruption to the businesses of the other Party that may result from the requests for access, data and information hereunder. Prior to the Merger Effective Time, each of the Company and Parent shall not, and shall cause their respective Representatives and Affiliates not to, contact or otherwise communicate with parties with which the other Party has a business relationship (including tenants/subtenants) regarding the business of such other Party or this Agreement and the Transactions without the prior written consent of the other Party (provided that, for the avoidance of doubt, nothing in this Section 6.1(a) shall be deemed to restrict a Party and its respective Representatives and Affiliates from contacting such third parties in pursuing its own business activities (operating in the ordinary course)).
(b) Each of Parent and the Company will hold, and will cause its Representatives and Affiliates to hold, any nonpublic information, including any information exchanged pursuant to this Section 6.1, in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreements.
(c) The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, (i) of any notice or other communication received by such Party (A) from any Governmental Authority in connection with this Agreement, the Merger or the other Transactions, or (B) from any Person alleging that the consent of such Person (or another Person) is or may be required in connection with the Merger or the other Transactions or (C) of any written notice received from any Person in connection with (1) any material violation or default under or notice to terminate, not renew or challenge the validity or enforceability of any Company Material Contract or Company Lease, or (2) any event or circumstance that would give rise to any option to purchase, right of first refusal or first offer, or any other right to purchase in favor of any Person under any Company Material Contract or Company Lease, (ii) of any Legal Proceeding commenced or, to any Party’s Knowledge, threatened against, such Party or any of its Subsidiaries or Affiliates or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case arising from or otherwise relating to the Merger or any other Transaction, and (iii) upon becoming aware of the occurrence or impending occurrence of any event, change, development or circumstance relating to it or any of the Company Subsidiaries or the Parent Subsidiaries, respectively, which makes or is reasonably likely to make any of the conditions set forth in Article VII to not be satisfied. The failure to deliver any such notice, in and of itself, shall not result in the failure of, or otherwise affect, any of the conditions set forth in Article VII.
Section 6.2 Consents and Approvals.
(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the Company and Parent shall and shall cause their respective Subsidiaries, to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable under applicable Law or pursuant to any Contract to consummate and make effective, as promptly as practicable, the Merger and the other Transactions, including (i) the taking of all actions necessary to cause the conditions to Closing set forth in Article VII to be satisfied, (ii) the preparing and filing of all documentation to effect all required filings, notices, petitions, statements, registrations, submissions and applications and the obtaining of all necessary actions or non-actions, waivers, consents, authorizations and approvals from Governmental Entities or other Persons necessary in connection with the consummation of the Merger and the other Transactions and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid Legal Proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the Merger and the other Transactions, (iii) the defending of any Legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger or the other Transactions, including seeking to have any stay or temporary restraining Order entered by any court or other Governmental Authority vacated or reversed, the avoidance of each and every impediment under any antitrust, merger control, competition or trade regulation Law that may be asserted by any Governmental Authority with respect to the Merger so as to enable the Closing to occur as soon as reasonably possible, and (iv) the execution and delivery of any additional instruments necessary to consummate the Merger and the other Transactions and to fully carry out the purposes of this Agreement.

(b) In connection with and without limiting the foregoing, each of Parent and the Company shall give (or shall cause to be given) any notices to any Person, and each of Parent and the Company shall use, and cause each of their respective Affiliates to use, its reasonable best efforts to obtain any consents from any Person not covered by Section 6.2(a) that are necessary, proper or advisable to consummate the Merger. Each of the Parties will furnish to the other such necessary information and reasonable assistance as the other may request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Authority, including promptly informing the other Party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, and supplying each other with copies of all material correspondence, filings or communications between either Party and any Governmental Authority with respect to this Agreement. To the extent reasonably practicable, the Parties or their Representatives shall have the right to review in advance and each of the Parties will consult the others on, all the information relating to the other and each of their Affiliates that appears in any filing made with, or written materials submitted to, any Governmental Authority in connection with the Merger and the other Transactions, except that confidential competitively sensitive business information may be redacted from such exchanges. To the extent reasonably practicable, neither the Company nor Parent shall, nor shall they permit their respective Representatives to, participate independently in any meeting or engage in any substantive conversation with any Governmental Authority in respect of any filing, investigation or other inquiry without giving the other Party prior notice of such meeting or conversation and, to the extent permitted by applicable Law, without giving the other Party the opportunity to attend or participate (whether by telephone or in person) in any such meeting with such Governmental Authority. Notwithstanding the foregoing, obtaining any approval or consent from any Person pursuant to this Section 6.2(b) shall not be a condition to the obligations of the Parties to consummate the Merger, except as described in Section 7.2(e).
(c) Notwithstanding anything to the contrary in this Agreement, in connection with obtaining any approval or consent from any Person (other than any Governmental Authority) with respect to the Merger, none of the Company or any of the Company Subsidiaries, Parent or any of its Subsidiaries or any of their respective Representatives, shall be obligated to pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any accommodation or commitment or incur any liability or other obligation to such Person, in each case that is not conditioned upon the occurrence of the Closing. Subject to the foregoing sentence, the Parties shall cooperate with respect to reasonable accommodations that may be requested or appropriate to obtain such consents. The Parties acknowledge and agree that no approval or consent of any such Person is a condition to the obligations of any Party to effect the Merger, except as described in Section 7.2(e).
(d) Each of the Parent Parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to (including by using their respective reasonable best efforts to cause each of the Parent Subsidiaries to take all actions and do all things to) obtain all approvals, consents, authorizations and other confirmations required to be obtained pursuant to the terms of the agreements set forth on Section 4.5(a) of the Parent Disclosure Letter in connection with the Merger and the other Transactions.
(e) Each of the Company Parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to cause the termination of the agreement listed on Section 6.2(e) of the Company Disclosure Letter concurrent with or prior to Closing.
Section 6.3 Publicity.   The initial press release issued by Parent and the Company concerning this Agreement and the Transactions contemplated hereby shall be a joint press release, and thereafter, except with respect to any Company Adverse Recommendation Change or any action taken by the Company or the Company Board in accordance with Section 5.3, Parent and the Company shall consult with each other before issuing, and, to the extent practicable, give each other a reasonable opportunity to review and comment on, any press release or other public statement with respect to the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, duties under applicable Law or by obligations pursuant to any listing agreement with the NYSE.

Section 6.4 Directors’ and Officers’ Insurance and Indemnification.
(a) Parent shall cause the Surviving Entity and each of the Company Subsidiaries to honor and fulfill in all respects the obligations of the Company and the Company Subsidiaries, to the fullest extent permissible under applicable Law, under the Company Governing Documents in effect on the date hereof and under any indemnification or other similar agreements in effect on the date hereof and disclosed in Section 6.4(a) of the Company Disclosure Letter (the “Indemnification Agreements”), to each of the Covered Persons who are covered by such Company Governing Documents, Company Subsidiary Governing Documents or Indemnification Agreements arising out of or relating to actions or omissions in their capacity as such occurring at or prior to the Merger Effective Time, including in connection with the approval of this Agreement and the Transactions. Parent agrees to maintain in effect the rights to indemnification or exculpation from liabilities for acts or omissions occurring prior to the Merger Effective Time equivalent to the provisions now existing in favor of any such Covered Person in any Company Governing Document, Company Subsidiary Governing Document or Indemnification Agreement, and shall not amend, repeal or modify such rights in a manner adverse to a Covered Person for a period of six (6) years following the Closing Date; provided that, if at any time prior to the six-year anniversary of the Closing Date, any Covered Person delivers to Parent a written notice asserting that indemnification is required pursuant to this Section 6.4 with respect to a Claim, then the provisions for indemnification under this Section 6.4 with respect to such Claim shall survive the six-year anniversary of the Closing Date and shall continue to apply until such time as such Claim is fully and finally resolved.
(b) Without limiting the provisions of Section 6.4(a), for a period of six (6) years after the Merger Effective Time, Parent and the Surviving Entity shall, and Parent shall cause the Surviving Entity to, in each case to the fullest extent permitted by applicable Law (but, in each instance for which indemnification is sought, only if such Covered Person would be entitled to indemnification by the Company or any Company Subsidiary under the Indemnification Agreements, the Company Governing Documents or the Company Subsidiary Governing Documents): (i) indemnify and hold harmless each person who is on the date hereof, or was previously, or is at any time from the date hereof until the Merger Effective Time, serving as a manager, director, officer, trustee, fiduciary or agent of the Company or any Company Subsidiary and acting in such capacity (collectively, the “Covered Persons”) against and from any costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities, Claim Expenses and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect thereof) in connection with any Claim; and (ii) promptly pay on behalf of, or advance to, each Covered Person in advance of the final disposition of any such Claim, all Claim Expenses (including attorneys’ fees and any Claims Expenses incurred in enforcing any rights with respect to such indemnification or advancement) of any Covered Person incurred in connection with defending, serving as a witness with respect to or otherwise participating with respect to such Claim, in each case, without the posting of any surety or bond, but subject to the receipt of an undertaking by or on behalf of such Covered Person to repay such Claim Expenses if it shall ultimately be determined that such Covered Person is not entitled to be indemnified; provided, however, that if, at any time prior to the sixth (6th) anniversary of the Merger Effective Time, any Covered Person delivers to Parent a written notice asserting that indemnification is required in accordance with this Section 6.4 with respect to a Claim, then the provisions for indemnification contained in this Section 6.4 with respect to such Claim shall survive the sixth (6th) anniversary of the Merger Effective Time and shall continue to apply until such time as such Claim is fully and finally resolved. Notwithstanding anything to the contrary set forth in this Agreement, neither Parent nor the Surviving Entity (1) shall be liable for any settlement effected without their prior written consent, and (2) shall have any obligation hereunder to any Covered Person to the extent that a court of competent jurisdiction shall determine in a final and non-appealable order that such indemnification is prohibited by applicable Law, in which case the Covered Person shall promptly refund to Parent or the Surviving Entity the amount of all such expenses theretofore advanced pursuant hereto. Neither Parent nor the Surviving Entity shall settle, compromise or consent to the entry of any judgment in, or seek termination with respect to, any actual or threatened Claim in respect of which indemnification may be sought by a Covered Person hereunder unless such settlement, compromise or judgment includes an unconditional release of such Covered Persons from all liability arising out of such Claim.
(c) For a period of six (6) years after the Merger Effective Time, Parent shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by the Company (provided, that the Company may substitute therefor policies written by carriers with A.M. Best ratings no lower than the existing policies, providing at least the same coverage and amounts and containing terms and conditions which are no less advantageous) with respect to claims arising from or related to facts or events which occurred at or before the Merger Effective Time; provided, however, that Parent shall not be obligated to make annual premium payments for such insurance to the extent such premiums exceed 300% of the annual premiums paid as of the date hereof by the Company for such insurance (such 300% amount, the “Base Premium”); provided, further, if such insurance coverage cannot be obtained at all, or can only be obtained at an annual premium in excess of the Base Premium, Parent shall maintain the most advantageous policies of directors’ and officers’ insurance obtainable for an annual premium equal to the Base Premium; provided, further, if the Company in its sole discretion elects, then, in lieu of the foregoing insurance, effective as of the Merger Effective Time, the Company may purchase a directors’ and officers’ liability insurance “tail” or “runoff” insurance program for a period of six (6) years after the Merger Effective Time, if such insurance can be obtained for an annual premium equal to the Base Premium with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company’s existing policies as of the date hereof.
(d) If any of Parent or the Surviving Entity, or any of the respective successors or assigns, (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or (ii) liquidates, dissolves or winds-up, or transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 6.4.
(e) The provisions of this Section 6.4 are intended to be for the express benefit of, and shall be enforceable by, each Covered Person and other Person referred to in this Section 6.4 (who are intended to be third party beneficiaries of this Section 6.4), his or her heirs and his or her personal representatives, shall be binding on all successors and assigns of Parent and the Surviving Entity, and shall not be amended in a manner that is adverse to any Covered Person (including his or her successors, assigns and heirs) without the prior written consent of the applicable Covered Person (including the successors, assigns and heirs) affected thereby. The exculpation and indemnification provided for by this Section 6.4 shall be in addition to, and not in substitution for, any other rights to indemnification or exculpation which a Covered Person and other Person referred to in this Section 6.4 is entitled, whether pursuant to applicable Law, contract or otherwise.
Section 6.5 Takeover Statutes.   The Parties and their respective boards of directors (or equivalent) shall use their respective reasonable best efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Merger or any of the other Transactions, and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute or Section 5.02 of the Parent Charter or Section 7.2 of the Company Charter (collectively the “Charter Restrictions”) on the Merger and the other Transactions. No Party shall take any action to exempt any Person (other than the other Parties or their respective Affiliates) from any Takeover Statute of any jurisdiction or the Charter Restrictions that may purport to be applicable to the Merger or any of the other Transactions or otherwise cause any restrictions in any Takeover Statute or the Charter Restrictions not to apply to any such Person, except in connection with the concurrent termination of this Agreement and entry into a Company Alternative Acquisition Agreement that constitutes a Company Superior Proposal in accordance with Section 8.1(f).
Section 6.6 Rule 16b-3.   Prior to the Merger Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable hereto to cause dispositions of Company equity securities (including derivative securities) or the acquisition of Parent equity securities (including derivative securities) pursuant to the Transactions by each individual who is a director or officer of the Company, or who will become a director or officer of Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 6.7 Control of Operations.   Without in any way limiting any Party’s rights or obligations under this Agreement, the Parties understand and agree that (a) nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the other Company’s or any Company Subsidiary’s operations prior to the Merger Effective Time, and (b) prior to the Merger Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.
Section 6.8 Security Holder Litigation.   In the event that any Legal Proceeding related to this Agreement, the Merger or the other Transactions is brought against the Company and/or its officers, directors and/or Representatives by security holders of the Company (a “Security Holder Litigation”), the Company shall promptly notify Parent of such Legal Proceeding and shall keep Parent reasonably informed on a current basis with respect to the status thereof. The Company shall give Parent the opportunity to participate, subject to a customary joint defense agreement, in the defense and settlement of any such Legal Proceeding against the Company and/or its directors by security holders of the Company, and no settlement thereof shall be agreed to without Parent’s written consent.
Section 6.9 Director Resignations.   The Company shall use commercially reasonable efforts to cause to be delivered to Parent resignations executed by each director of the Company and its wholly owned Subsidiaries in office immediately prior to the Merger Effective Time, such resignations to be effective as of the Merger Effective Time.
Section 6.10 Tax Matters.
(a) The Company shall (i) use its reasonable best efforts to obtain the opinion of counsel referred to in Section 7.2(c), (ii) deliver to Morrison & Foerster LLP a tax representation letter, dated as of the Closing Date and signed by an officer of the Company and the Company Operating Partnership, containing representations of the Company and the Company Operating Partnership reasonably necessary or appropriate to enable Morrison & Foerster LLP to render the tax opinion described in Section 7.3(c) and (iii) deliver to Morrison & Foerster LLP and Bryan Cave Leighton Paisner LLP a tax representation letter, dated as of the Closing Date and signed by an officer of the Company and the Company Operating Partnership, containing representations of the Company and the Company Operating Partnership reasonably necessary or appropriate to enable Bryan Cave Leighton Paisner LLP and Morrison & Foerster LLP to render the tax opinions described in Section 7.2(d) and Section 7.3(d).
(b) Parent shall (i) use its reasonable best efforts to obtain the opinion of counsel referred to in Section 7.3(c), (ii) deliver to Bryan Cave Leighton Paisner LLP a tax representation letter, dated as of the Closing Date and signed by an officer of Parent, containing representations of Parent reasonably necessary or appropriate to enable Bryan Cave Leighton Paisner LLP to render the tax opinion described in Section 7.3(c), and (iii) deliver to Morrison & Foerster LLP and Bryan Cave Leighton Paisner LLP a tax representation letter, dated as of the Closing Date and signed by an officer of the Company and the Company Operating Partnership, containing representations of the Company and the Company Operating Partnership reasonably necessary or appropriate to enable Bryan Cave Leighton Paisner LLP and Morrison & Foerster LLP to render the tax opinions described in Section 7.2(d) and Section 7.3(d).
(c) Parent and the Company shall reasonably cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp taxes, any transfer, recording, registration and other fees and any similar taxes that become payable in connection with the Transactions (together with any related interest, penalties or additions to such taxes, “Transfer Taxes”), and shall cooperate in attempting to minimize the amount of Transfer Taxes.
(d) Each of Parent and the Company shall use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, including by executing and delivering the officers’ certificates referred to herein and reporting consistently for all Federal, state, and local income Tax or other purposes. None of Parent or the Company shall take any action, or fail to take any action, that would reasonably be expected to cause the Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
Section 6.11 Dividends.
(a) During the Interim Period, neither the Company nor Parent shall make, declare or set aside any dividend or other distribution to its respective stockholders without the prior written consent of the Company (in the case of Parent) or Parent (in the case of the Company); provided, however, that the written consent of the other Party shall not be required for the authorization and payment of the Company Permitted Dividends or the Parent Permitted Dividends, as applicable. Notwithstanding the foregoing and any other restriction on dividends and other distributions in this Agreement, including the restrictions set forth in Section 5.1(b)(iii) and Section 5.2(b)(iii), each of the Company, any Company Subsidiary, Parent and any Parent Subsidiary shall be permitted (without the consent of the other Party) to declare and make dividends and distributions, including under Sections 858 or 860 of the Code, prior to the Closing if the making of such dividends or distributions prior to the Closing is necessary for the Company or Parent, as applicable, to maintain its status as a REIT under the Code or applicable state Law and avoid the imposition of any entity level income or excise Tax under the Code or applicable state Law (each, a “REIT Dividend”); provided, that if either Party determines that it is necessary to declare a REIT Dividend, then it shall notify the other Party at least 20 days prior to the date of the Company Stockholder Meeting and such other Party shall be entitled to declare a dividend per share payable (i) in the case of Parent, to holders of Parent Common Stock, in an amount per share of Parent Common Stock equal to the quotient obtained by dividing (A) the REIT Dividend declared by the Company with respect to each share of Company Common Stock by (B) the Exchange Ratio and (ii) in the case of the Company, to holders of Company Common Stock, in an amount per share of Company Common Stock equal to the product of  (x) the REIT Dividend declared by the Parent with respect to each share of Parent Common Stock and (y) the Exchange Ratio. The record date and payment date for any dividend payable pursuant to this Section 6.11(a) shall be the close of business on the last business day prior to the Closing Date; and
(b) From and after the date of this Agreement, each of Parent and the Company shall coordinate with each other the payment of dividends with respect to their respective common stock and the record dates and payment dates relating thereto, it being the intention of the Parties that holders of Parent Common Stock and the Company Common Stock shall not receive two (2) dividends, or fail to receive one (1) dividend, for any single calendar quarter with respect to their shares of Parent Common Stock or Company Common Stock or any shares of the Parent Common Stock that any such holder receives in exchange for shares of Company Common Stock in the Merger.
(c) In the event that a distribution with respect to the Company Common Stock permitted under the terms of this Agreement has (a) a record date prior to the Merger Effective Time and (b) has not been paid as of the Merger Effective Time, the holders of shares of Company Common Stock shall be entitled to receive such distribution from the Company as of immediately prior to the time such shares are exchanged pursuant to Article II.
Section 6.12 Voting of Shares.   Parent shall vote all shares of Company Common Stock beneficially owned by it, the Parent Operating Partnership or any of the Parent Subsidiaries as of the record date for the Company Stockholder Meeting, if any, in favor of approval of the Merger.
Section 6.13 Employee Benefits.
(a) From the Closing Date and until the first anniversary thereof, Parent shall cause the Surviving Entity, or the applicable Parent Subsidiaries, to provide each person who was an employee of the Company or the Company Subsidiaries immediately prior to the Merger Effective Time and continues employment with Parent, the Surviving Entity or any Parent Subsidiary after the Effective Time (each, a “Company Employee”) with (i) a base salary (or hourly wage) that is not less than the base salary (or hourly wage), (ii) additional aggregate cash compensation commensurate with the total compensation, equal to the aggregate annual compensation (not including any equity or equity-based compensation)

of such Company Employee immediately prior to the Closing Date and (iii) other employee benefits (other than any equity awards) that are substantially comparable in the aggregate to such benefits, in each case, as those provided to such Company Employee immediately prior to the Closing Date.
(b) Parent agrees that it will, or will cause a Parent Subsidiary or the Surviving Entity to, from and after the Merger Effective Time, assume and agree to perform the employment agreements and retention agreements listed in Section 3.14(a) of the Company Disclosure Letter and honor all Company Employee Benefit Plans; provided, however, that nothing in this Agreement shall be interpreted as limiting the power of Parent, any Parent Subsidiary or the Surviving Entity to amend or terminate any Company Employee Benefit Plan or any other individual employee benefit plan, program, Contract or policy (in accordance with the amendment or termination provisions thereof) or as requiring Parent, any Parent Subsidiary or the Surviving Entity to continue or to offer to continue the employment or engagement of any employee or independent contractor or any written employment contract.
(c) With respect to each employee benefit plan in which a Company Employee becomes a participant, Parent shall, and shall cause the applicable Parent Subsidiary or the Surviving Entity to, (i) fully credit each participating Company Employee for eligibility and vesting purposes under such employee benefit plan for such Company Employee’s service with the Company or one of the Company Subsidiaries prior to the Closing Date; provided, that no such service credit need be given where such credit would result in a duplication of benefits, (ii) use reasonable best efforts to fully credit each participating Company Employee for any coinsurance, copayments and deductibles paid and for amounts paid toward any out-of-pocket maximums prior to the date the Company Employee becomes a participant in such employee benefit plan with respect to the calendar year in which such participation commences, and (iii) use reasonable best efforts to waive all limitations as to pre-existing conditions and exclusions with respect to participation and coverage requirements applicable to such Company Employees.
(d) Within five (5) business days after the Closing Date, Parent shall pay or cause a Parent Subsidiary or the Surviving Entity to pay to each Company Employee listed in Section 6.13(d) of the Company Disclosure Letter such employee’s 2018 annual bonuses as reflected on such schedule (less applicable tax withholdings) to the extent that such 2018 annual bonuses have not been paid before the Closing Date; provided, however, that payments made pursuant to this Section 6.13(d) would not violate any provision of the applicable Company Employee Benefit Plan or of Section 409A of the Code and other authoritative and binding guidance thereunder.
(e) Nothing in this Agreement shall be interpreted as an amendment or other modification of any Company Employee Benefit Plan or Parent Employee Benefit Plan or any other employee benefit plan, program or arrangement or the establishment of any employee benefit plan, program or arrangement. Nothing herein shall be deemed to be a guarantee of employment for any employee of the Surviving Entity or any of its subsidiaries, or to restrict the right of the Surviving Entity, Parent or any of their respective subsidiaries to terminate or cause to be terminated the employment of any employee at any time for any or no reason with or without notice, or to modify the terms and conditions of employment. Parent and the Company acknowledge and agree that all provisions contained in this Section 6.13 are included for the sole benefit of Parent, the Surviving Entity, the Company, the Company Operating Partnership and their respective Subsidiaries, and that nothing in this Section 6.13, whether express or implied, shall create any third-party beneficiary or other rights (A) in any other Person, including any employees, former employees, any participant in any employee benefit plan, program or arrangement (or any dependent or beneficiary thereof) of Parent, the Company or the Surviving Entity or any of their respective Subsidiaries or (B) to continued employment with Parent, the Company, the Surviving Entity, or any of their respective Subsidiaries or continued participation in any employee benefit plan, program or arrangement.
Section 6.14 Company Indebtedness.   The Company shall, or shall cause the Company Operating Partnership to, (a) deliver to Parent for the Indebtedness of the Company and the Company Subsidiaries listed on Section 6.14 of the Company Disclosure Letter (i) at least five (5) business days prior to Closing, customary payoff letters for such Indebtedness, in form and substance satisfactory to Parent, and

(b) reasonably cooperate with Parent upon request in connection with terminating or transferring any Swap Contracts in connection with the Closing, in each case so that such Indebtedness may be paid in full and related Liens (if any) released in compliance with the loan documents or Swap Contracts evidencing such Indebtedness; provided, however, that, in lieu of the foregoing, the Company may, at any time prior to Closing, cause such Indebtedness to be terminated and paid in full, and (ii) at least ten (10) business days prior to Closing, a list of all letters of credit, if any, to be cash collateralized or backstopped with a letter of credit provided under Parent’s revolving credit facility, at Closing in connection with the termination and prepayment of Indebtedness contemplated in clause (i) of this Section 6.14.
Section 6.15 NYSE Listing.   Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in connection with the Merger to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing Date.
ARTICLE VII
CONDITIONS TO CONSUMMATION OF THE MERGER
Section 7.1 Conditions to Each Party’s Obligations to Effect the Merger.   The respective obligations of each Party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by Parent, the Parent Operating Partnership, the Company, the Company General Partner and the Company Operating Partnership, as the case may be, to the extent permitted by applicable Law:
(a) Stockholder Approval.   The Company Stockholder Approval shall have been duly obtained.
(b) Statutes; Court Orders.   No Law shall have been enacted or promulgated by any Governmental Authority of competent jurisdiction (whether temporary, preliminary or permanent) which remains in effect and prohibits, restrains, enjoins or makes illegal the consummation of the Merger or the other Transactions and there shall be no Order (whether temporary, preliminary or permanent) of a court of competent jurisdiction in effect preventing, restraining or enjoining the consummation of the Merger or the other Transactions.
(c) Registration Statement.   The Form S-4 shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and remain in effect and no proceeding to that effect shall have been commenced by the SEC and not withdrawn.
(d) Listing.   The shares of Parent Common Stock to be issued in the Merger shall have been approved for listing on the NYSE, subject only to official notice of issuance.
Section 7.2 Conditions to Obligations of the Parent Parties.   The obligations of the Parent Parties to effect the Merger are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver (in writing) by Parent on or prior to the Closing Date of each of the following additional conditions:
(a) Representations and Warranties.   (i) Other than the representations and warranties set forth in Section 3.1(Organization and Qualification; Subsidiaries), Section 3.3(a) and Section 3.3(g) (Capitalization), Section 3.4 (Authority), Section 3.8(ii) (Absence of Certain Changes or Events), Section 3.21 (Opinion of Company Financial Advisor), Section 3.24 (Brokers) and Section 3.26 (Takeover Statutes), each of the representations and warranties of the Company, the Company General Partner and the Company Operating Partnership set forth in this Agreement shall be true and correct (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained in Article III) as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date), except where any failures of any such representations and warranties to be true and correct would not reasonably be expected to have a Company Material Adverse Effect, (ii) the representations and warranties set forth in Section 3.1(Organization and Qualification; Subsidiaries), Section 3.4 (Authority), Section 3.22 (Opinion of Company Financial Advisor), Section 3.24 (Brokers) and Section 3.26 (Takeover Statutes) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct in all material respects as of such date), (iii) the representations and warranties in Section 3.3(a) and Section 3.3(g) (Capitalization) shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct in all but de minimis respects as of such date) and (iv) the representation and warranty set forth in Section 3.8(ii) (Absence of Certain Changes or Events) shall be true and correct in all respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing; and Parent shall have received a certificate signed on behalf of the Company by a duly authorized executive officer of the Company to the foregoing effect.
(b) Performance of Obligations of the Company Parties.   Each of the Company Parties shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under this Agreement at or prior to the Merger Effective Time and Parent shall have received a certificate signed on behalf of the Company by a duly authorized executive officer of the Company to such effect. Since the date of this Agreement, there shall not have occurred and be continuing any event, occurrence, fact, condition, change, development or effect that has had or would reasonably be expected to have a Company Material Adverse Effect.
(c) REIT Opinion.   Parent shall have received a written opinion of Morrison & Foerster LLP, tax counsel to the Company, dated as of the Closing Date and in form and substance as set forth in Exhibit A to the Company Disclosure Letter and with such changes as are mutually agreeable to Parent and the Company, such agreement not to be unreasonably withheld, to the effect that, commencing with the Company’s inception date, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its method of operation has enabled the Company to meet, through the Merger Effective Time, the requirements for qualification and taxation as a REIT under the Code, which opinion will be subject to customary exceptions, assumptions and qualifications and based on representations contained in a tax representation letter described in Section 6.10(a).
(d) Section 368 Opinion.   Parent shall have received a written opinion of Bryan Cave Leighton Paisner LLP, dated as of the Closing Date and in form and substance reasonably satisfactory to Parent, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, Bryan Cave Leighton Paisner LLP may rely upon the tax representation letters described in Section 6.10(a) and Section 6.10(b).
(e) Certain Consents.   Parent shall have received all necessary consents, waivers and approvals pursuant to the terms of the agreements set forth on Section 4.5(a) of the Parent Disclosure Letter as are required thereunder in connection with the Merger.
Section 7.3 Conditions to Obligations of the Company Parties.   The obligations of the Company Parties to effect the Merger are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver (in writing) by the Company on or prior to the Closing Date of each of the following additional conditions:
(a) Representations and Warranties.   (i) Other than the representations and warranties set forth in Section 4.1 (Organization and Qualification; Subsidiaries), the first two sentences of Section 4.3(a) (Capitalization), Section 4.3(f) (Capitalization), Section 4.4 (Authority), Section 4.8(ii) (Absence of Certain Changes or Events), Section 4.17 (Brokers), Section 4.19 (Takeover Statutes) and Section 4.21 (Sufficient Funds), each of the representations and warranties of Parent and the Parent Operating Partnership set forth in this Agreement shall be true and correct (without giving effect to any qualification as to materiality contained in Article IV) as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date) except where any failures of any such representations and warranties to be true and correct would not reasonably be expected to have a Parent Material Adverse Effect, (ii) the representations and warranties set forth in Section 4.1 (Organization and Qualification; Subsidiaries),

Section 4.4 (Authority), Section 4.17 (Brokers) and Section 4.19 (Takeover Statutes) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct in all material respects as of such date), (iii) the representations and warranties set forth in the first two sentences of Section 4.3(a) (Capitalization), Section 4.3(f) (Capitalization) and Section 4.21 (Sufficient Funds) shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct in all but de minimis respects as of such date), and (iv) the representations and warranties set forth in Section 4.8(ii) (Absence of Certain Changes or Events) shall be true and correct in all respects as of the date of this Agreement and as of the Closing as though made on and as of the Closing; and the Company shall have received a certificate signed on behalf of Parent by a duly authorized executive officer of Parent to the foregoing effect.
(b) Performance of Obligations of the Parent Parties.   Each of the Parent Parties shall have performed or complied in all material respects with all obligations required to be performed or complied with by them under this Agreement at or prior to the Merger Effective Time, and the Company shall have received a certificate signed on behalf of Parent by a duly authorized executive officer of Parent to such effect. Since the date of this Agreement, there shall not have occurred and be continuing any event, occurrence, fact, condition, change, development or effect that has had or would reasonably be expected to have a Parent Material Adverse Effect.
(c) REIT Opinion.   The Company shall have received a written opinion of Bryan Cave Leighton Paisner LLP, tax counsel to Parent, dated as of the Closing Date and in form and substance as set forth in Exhibit A to the Parent Disclosure Letter and with such changes as are mutually agreeable to Parent and the Company, such agreement not to be unreasonably withheld, to the effect that, commencing with Parent’s inception date, Parent has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its method of operation has enabled Parent to meet, through the Merger Effective Time, the requirements for qualification and taxation as a REIT under the Code, which opinion will be subject to customary exceptions, assumptions and qualifications and based on representations contained in a tax representation letter described in Section 6.10(b).
(d) Section 368 Opinion.   The Company shall have received a written opinion of its special tax counsel, Morrison & Foerster LLP, dated as of the Closing Date and in form and substance reasonably satisfactory to Parent, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, Morrison & Foerster LLP may rely upon the tax representation letters described in Section 6.10(a) and Section 6.10(b).
ARTICLE VIII
TERMINATION
Section 8.1 Termination.   This Agreement may be terminated and the Merger and the other Transactions may be abandoned (except as otherwise provided below, whether before or after receipt of the Company Stockholder Approval) as follows:
(a) by mutual written consent of Parent and the Company;
(b) by either Parent or the Company, upon written notice to the other Party, prior to the Merger Effective Time, if any of the representations or warranties made by the other Party shall have been inaccurate when made, or shall have become inaccurate as of a date subsequent to the date of this Agreement, in each case which inaccuracy (i) in the case of an inaccuracy by the Company or the Company Operating Partnership, would result, if occurring or continuing on the Closing Date, in a condition in Section 7.2 not being satisfied and (ii) in the case of an inaccuracy by Parent or the Parent Operating Partnership, would result, if occurring or continuing on the Closing Date, in a condition in Section 7.3 not being satisfied unless, in each case, such inaccuracy is reasonably capable of being cured prior to the Outside Date; provided, however, this Agreement may not be terminated pursuant to this Section 8.1(b) by any Party if such Party is then in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that such Party is not then capable of satisfying the conditions set forth in Section 7.2 (with respect to the Company) or Section 7.3 (with respect to Parent);
(c) by either Parent or the Company, upon written notice to the other Party, prior to the Merger Effective Time, if there has been a breach by the other Party or Parties of any covenant or agreement set forth in this Agreement, which breach (i) in the case of a breach by the Company or the Company Operating Partnership would result, if occurring or continuing on the Closing Date, in a condition in Section 7.2 not being satisfied and (ii) in the case of a breach by Parent or the Parent Operating Partnership would result, if occurring or continuing on the Closing Date, in a condition in Section 7.3 not being satisfied unless, in each case, such breach is reasonably capable of being cured prior to the Outside Date; provided, however, this Agreement may not be terminated pursuant to this Section 8.1(c) by any Party if such Party is then in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that such Party is not then capable of satisfying the conditions set forth in Section 7.2 (with respect to the Company) or Section 7.3(with respect to Parent);
(d) by either Parent or the Company, if the Merger Effective Time shall not have occurred by 11:59 p.m., New York time on the Outside Date; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any Party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the cause of, or resulted in, the Merger Effective Time not occurring prior to the Outside Date;
(e) by Parent, at any time prior to the receipt of the Company Stockholder Approval, if  (i) the Company Board shall have made a Company Adverse Recommendation Change, (ii) the Company failed to include in the Proxy Statement when mailed to the Company’s stockholders, the Company Board Recommendation or (iii) a tender or exchange offer relating to Company Common Stock shall have been commenced (other than by Parent or any of their Affiliates) and the Company shall not have announced, within ten (10) business days after the commencement of such tender or exchange offer, an adverse recommendation with respect to such tender or exchange offer;
(f) by the Company, prior to the receipt of the Company Stockholder Approval, if the Company Board authorizes the Company, in full compliance with this Agreement, to concurrently enter into a Company Alternative Acquisition Agreement that constitutes a Company Superior Proposal in accordance with Section 5.3, provided that prior to or concurrently with such termination, the Company pays the Company Termination Payment to Parent in accordance with Section 8.2(b); and, provided further, that the Company enter into such Alternative Acquisition Agreement concurrently with its termination of this Agreement;
(g) by either the Company or Parent if a Governmental Authority of competent jurisdiction shall have issued a final, non-appealable Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(g) shall not be available to any Party if the issuance of such final, non-appealable Order or taking of such other action was primarily due to the failure of such Party to perform any of its obligations under, or by breach of this Agreement; or
(h) by either the Company or Parent if the Company Stockholder Approval shall not have been obtained at the Company Stockholder Meeting duly convened therefor (unless such Company Stockholder Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof).
Section 8.2 Effect of Termination.
(a) In the event of the termination of this Agreement as provided in Section 8.1, written notice thereof shall forthwith be given to the other Parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and there shall be no liability on the part of Parent, the Parent Operating Partnership, the Company or the Company Operating Partnership, except that the Confidentiality Agreements, this Section 8.2 and Section 9.3 through Section 9.14 shall survive such termination; provided, however, that, nothing herein shall relieve any Party from liability for a Willful Breach of its representations, warranties, covenants or agreements set forth in this Agreement prior to such termination (which liability the Parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs).
(b) In the event that:
(i) (A) a Company Acquisition Proposal shall have been publicly made, proposed or communicated, after the date hereof and prior to the Company Stockholder Meeting (with respect to any termination under Section 8.1(h)) or prior to the termination of this Agreement (with respect to any termination under Section 8.1(b)), Section 8.1(c) or Section 8.1(d)), and (B) following the occurrence of the applicable event described in the preceding clause (A), this Agreement is terminated (x) by Parent pursuant to Section 8.1(b) or Section 8.1(c) or (y) by the Company or Parent pursuant to Section 8.1(d) (and, in the case of a termination pursuant to Section 8.1(d), the Company Stockholder Approval shall not have been obtained) or Section 8.1(h), and (C) within twelve (12) months of the date of such termination, the Company enters into a definitive agreement with respect to any Company Acquisition Proposal that is later consummated, or consummates any Company Acquisition Proposal (in each case whether or not such Company Acquisition Proposal is the same as the original Company Acquisition Proposal publicly made, proposed or communicated); provided, that for purposes of this Section 8.2(b), the references to “20%” in the definition of Company Acquisition Proposal shall be deemed to be references to “50%”;
(ii) this Agreement is terminated by Parent pursuant to Section 8.1(e); or
(iii) this Agreement is terminated by the Company pursuant to Section 8.1(f);
then, in the case of each of clauses (i), (ii) and (iii) of this Section 8.2(b), the Company shall pay Parent or its designee the Termination Payment, (x) in the case of Section 8.2(b)(ii), within two (2) business days after such termination, (y) simultaneously with such termination if pursuant to Section 8.2(b)(iii) or (z) in the case of only Section 8.2(b)(i), two (2) business days after the execution of a definitive agreement with respect to a Company Acquisition Proposal, or if earlier, the consummation of a Company Acquisition Proposal; it being understood that in no event shall the Company be required to pay the Termination Payment on more than one occasion. As used herein, “Termination Payment” shall mean a cash amount equal to $12,250,989; provided, however, that, in the event that the Termination Payment becomes payable as a result of a termination of this Agreement at or prior to the end of the Initial Termination Period, either by the Company pursuant to Section 8.1(f) or by Parent pursuant to Section 8.1(e), then, in either case, “Termination Payment” shall mean a cash amount equal to the sum of  (1) $6,533,861, plus (2) the Expense Amount.
(c) Notwithstanding anything in this Agreement to the contrary, if Parent provides a notice of termination and such termination could result in the obligation to pay the Termination Payment, the right to receive such Termination Payment shall be the sole and exclusive remedy of the Parent Related Parties against the Company Related Parties or Parent Related Parties, as applicable, for any loss or damage suffered as a result of the failure of the Merger to be consummated or for a breach or failure to perform hereunder or otherwise; provided, that the foregoing shall not impair the rights of Parent or the Parent Operating Partnership, if any, to obtain injunctive relief and/or specific performance pursuant to Section 9.14 prior to any termination of this Agreement. Upon payment of the Termination Payment, none of the Company nor any of its Subsidiaries or any of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, except with respect to any obligations under the Confidentiality Agreements. For the avoidance of doubt, if a Party has the right to terminate this Agreement pursuant to multiple provisions of this Agreement, such Party may elect under which provision it is providing notice of termination.
(d) Each of the Parties acknowledges that the agreements contained in this Section 8.2 are an integral part of the Transactions and that the Termination Payment is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate the recipient in the circumstances in which the Termination Payment is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision.
ARTICLE IX
MISCELLANEOUS
Section 9.1 Amendment and Modification; Waiver.
(a) Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented, whether before or after receipt of the Company Stockholder Approval, by written agreement of the Company and Parent (by action taken by their respective boards of directors); provided, however, that after the approval of the Merger by the stockholders of the Company, no amendment shall be made which by Law requires further approval by such stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the Company and Parent.
(b) At any time and from time to time prior to the Merger Effective Time, any Party or Parties may, to the extent legally allowed and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of the other Party or Parties, as applicable, (ii) waive any inaccuracies in the representations and warranties made to such Party or Parties contained herein or in any document delivered pursuant hereto, and (iii) unless prohibited by applicable law, waive compliance with any of the agreements or conditions for the benefit of such Party or Parties contained herein. Any agreement on the part of a Party or Parties to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party or Parties, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.
Section 9.2 Non-Survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any certificate, schedule, instrument or other document delivered pursuant to this Agreement shall survive the Merger Effective Time. This Section 9.2 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Merger Effective Time. The Confidentiality Agreements will survive termination of this Agreement in accordance with its terms.
Section 9.3 Expenses.   Except as provided in Section 8.2, all Expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such Expenses. Notwithstanding anything to the contrary contained herein, from and after the Merger Effective Time, the Surviving Entity shall pay the amount of any Transfer Taxes incurred in connection with this Agreement and the Transactions.
Section 9.4 Notices.   All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), sent by e-mail of a .pdf attachment (notice deemed given upon written confirmation of receipt) or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery), to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):
if to Parent or the Parent Operating Partnership, to:
Omega Healthcare Investors, Inc.
303 International Circle, Suite 200
Hunt Valley, Maryland 21030
Attention: C. Taylor Pickett
Email: tpickett@OmegaHealthCare.com

with a copy to:
Bryan Cave Leighton Paisner LLP
One Atlantic Center, Fourteenth Floor
1201 W Peachtree Street, NW
Atlanta, Georgia 30309
Attention: Rick Miller and Terry Childers
Email: Rick.Miller@bclplaw.com and Terrence.Childers@bclplaw.com if to the Company, the Company General Partner or the Company Operating Partnership, to:
MedEquities Realty Trust, Inc.
3100 West End Avenue, Suite 1000
Nashville, Tennessee 37203
Attention: John W. McRoberts
Email: jmcroberts@medequities.com
with a copy to:
Morrison & Foerster LLP
2000 Pennsylvania Avenue NW, Suite 6000
Washington, DC 20006-1888
Attention: David P. Slotkin, Lauren C. Bellerjeau, and Andrew P. Campbell
Email: dslotkin@mofo.com, lbellerjeau@mofo.com and andycampbell@mofo.com
Section 9.5 Certain Definitions.   For the purposes of this Agreement, the term:
“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains terms that are no less favorable in the aggregate to the Party entering into such agreement than those contained in the Company Confidentiality Agreement; provided, that any such agreement is not required to contain any “standstill” or similar provisions or otherwise prohibit the making, or amendment of, any Company Acquisition Proposal.
“Action” means any claim, action, cause of action, suit, litigation, proceeding, arbitration, mediation, interference, audit, assessment, inquiry, investigation, hearing or other legal proceeding (whether sounding in contract, tort or otherwise), whether civil or criminal and whether brought, conducted, tried or heard by or before, or otherwise involving, a Governmental Authority.
“Affiliate” of a specified Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For purposes of this definition, the term “control” (including the correlative terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“ASC 842” means Accounting Standards Codification No. 842 adopted by the Financial Accounting Standards Board.
“business day(s)” has the meaning set forth in Rule 14d-1(g)(3) of the Exchange Act.
“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.
“Claim” means any threatened, asserted, pending or completed Action or inquiry, whether civil, criminal, administrative, investigative or otherwise, including any arbitration or other alternative dispute resolution mechanism, and whether instituted by any Party hereto, any Governmental Authority or any other Person arising out of or pertaining to matters that relate to such Covered Person’s duties (including with respect to any acts or omissions occurring in connection with the approval of this Agreement, the Merger and the consummation of the other Transactions, including the consideration and approval thereof and the process undertaken in connection therewith) or service as a manager, director, officer, trustee, employee, agent or fiduciary of the Company or any of the Company Subsidiaries or, to the extent such Person is or was serving at the request or for the benefit of the Company or any of the Company Subsidiaries, any other entity or any Company Employee Plan maintained by any of the foregoing at or prior to the Merger Effective Time.
“Claim Expenses” means reasonable documented attorneys’ fees and all other reasonable documented out-of-pocket costs, expenses and obligations (including experts’ fees, travel expenses, court costs, retainers, transcript fees, duplicating, printing and binding costs, as well as telecommunications, postage and courier charges) paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim, including any Action relating to a claim for indemnification or advancement brought by a Covered Person as contemplated in Section 6.4.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Bylaws” means the bylaws of the Company in effect on the date hereof.
“Company Charter” means the charter of the Company in effect on the date hereof.
“Company Confidentiality Agreement” means the confidentiality agreement between the Company and Parent dated August 23, 2018 between the Company and Parent pursuant to which Parent has agreed to keep confidential evaluation material of the Company.
“Company Credit Agreement” means that certain Second Amended and Restated Credit Agreement, dated as of February 10, 2017, by and among Company Operating Partnership, as borrower, Company, the Company General Partner and MedEquities Realty TRS, LLC, a Delaware limited liability company, as guarantors, the financial institutions party thereto as lenders, and KeyBank National Association, as administrative agent for such lenders; as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 22, 2017, by and among the foregoing parties; as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of October 9, 2018, by and among the foregoing parties.
“Company Equity Incentive Plan” means the Company’s equity and equity-based compensation plans and forms of award agreements thereunder.
“Company Governing Documents” means the Company Bylaws and the Company Charter.
“Company Lease” means each lease, master lease, operating lease or sublease (including any triple-net lease) for commercial or retail space under which the Company or a Company Subsidiary is a lessor or sublessor with respect to each of the applicable Company Properties, together with all amendments, modifications, supplements, renewals, exercise of options and extensions related thereto.
“Company Material Adverse Effect” means any Effect that, individually or in the aggregate, (a) has had or would have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities or results of operations of the Company and the Company Subsidiaries, taken as a whole or (b) would prevent, materially delay or materially impair the ability of the Company or the Company Operating Partnership to consummate the Merger on or prior to the Outside Date; provided, however, that for the purposes of clause (a), the following Effects (alone or in combination) shall not constitute a Company Material Adverse Effect: (i) any changes after the date hereof in general United States or global, financial, social or economic conditions or Effects on capital, financial, credit or securities markets generally (including changes in interest or exchange rates) to the extent that such Effects do not disproportionately have a greater adverse impact on the Company or the Company Subsidiaries, taken as a whole, relative to other similarly situated participants in the industries and in the geographic regions in which the Company and its Subsidiaries operate generally, (ii) any changes after the date hereof to the industry or industries in which the Company and its Subsidiaries operate, (iii) any changes after the date hereof in GAAP (or any interpretation thereof in accordance with the Financial Accounting Standards Board Statements of Financial Accounting Standards and Interpretations) to the extent that such changes do not disproportionately have a greater adverse impact on the Company or the Company Subsidiaries, taken as a whole, relative to other similarly situated participants in the industries in which the Company and its Subsidiaries operate generally, (iv) any adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal of any applicable Law of or by any Governmental Authority after the date hereof to the extent that such adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal does not disproportionately have a greater adverse impact on the Company or the Company Subsidiaries, taken as a whole, relative to other similarly situated participants in the industries and in the geographic regions in which the Company and its Subsidiaries operate generally, (v) any actions taken, or the failure to take any action, if such action or such failure to take action is at the written request or with the prior written consent of Parent or the Parent Operating Partnership, (vi) any Effect attributable to the negotiation, execution or announcement of this Agreement and the Transactions (including the Merger), including any litigation arising therefrom, (vii) any failure by the Company to meet any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance metrics or results of operations for any period, in and of itself, or any failure by the Company to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself  (it being understood that the facts or occurrences giving rise or contributing to such failure and that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account), (viii) any Effects after the date hereof arising out of changes in geopolitical conditions, acts of terrorism or sabotage, the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions or other force majeure events, including any material worsening of such conditions threatened or existing as of the date of this Agreement, (ix) any reduction in the credit rating of the Company or the Company Subsidiaries, in and of itself  (it being understood that the facts or occurrences giving rise or contributing to such reduction and that are not otherwise excluded from the definition of a “Company Material Adverse Effect” may be taken into account) and (x) any Effects resulting from or relating to the matters set forth in Sections 3.8 and 3.11 of the Company Disclosure Letter.
“Company Operator” means any manager of any Company Properties that are not leased to Third Parties.
“Company Related Parties” means the Company and its Subsidiaries and any of their respective former, current or future officers, directors, partners, stockholders, managers, members, Affiliates or agents.
“Company Stockholder Approval” means the affirmative vote of the holders of shares of Company Common Stock entitled to cast a majority of all the votes entitled to be cast at the Company Stockholder Meeting on the Merger.
“Company Stockholder Meeting” means the meeting of the holders of shares of Company Common Stock for the purpose of seeking the Company Stockholder Approval, including any postponement or adjournment thereof.
“Company Subsidiary” means a Subsidiary of the Company.
“Company Subsidiary Governing Documents” means the organizational documents of any Company Subsidiary.
“Confidentiality Agreements” means, the Company Confidentiality Agreement and the Parent Confidentiality Agreement.
“Contract” means any note, bond, mortgage, lien, indenture, lease, license, contract or agreement, arrangement or other instrument or obligation.
“Effect” means any change, effect, development, circumstance, condition, state of facts, event or occurrence.
“Employee Benefit Plan” means any “employee benefit plan” (within the meaning of Section 3(3) of ERISA) and any employment (other than offer letters the material terms of which are limited to base salary or wage rate and participation in broad-based benefit plans and which do not provide for severance), consulting, termination, severance, change in control, separation, retention, stock option, restricted stock, restricted stock unit, profits interest unit, equity, outperformance, stock purchase, deferred compensation, bonus, incentive compensation, fringe benefit, health, medical, dental, vision, disability, accident, life insurance, welfare benefit, cafeteria, vacation, paid time off, perquisite, retirement, pension, profit sharing or savings or any other compensation or employee benefit plan, agreement, program, policy or other arrangement, whether or not subject to ERISA, whether funded or unfunded, written or unwritten, for the benefit of any current or former employee, officer, manager, director or consultant (or any dependent or beneficiary thereof).
“Environmental Law” means any Law (including common law) applicable to Parent or the Company, as the case may be, relating to the pollution or protection of the environment (including air, surface water, groundwater, land surface or subsurface land), or human health or safety (as such matters relate to Hazardous Substances), including Laws relating to the use, handling, presence, transportation, treatment, storage, disposal, release or discharge of Hazardous Substances.
“Environmental Permit” shall mean any permit, approval, license, certificate, concession, clearance, exemption, waiver, rating, registration, variance, qualification, accreditation or other authorization required under any applicable Environmental Law.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder.
“ERISA Affiliate” means any entity, trade or business (whether or not incorporated) that, together with any other entity, trade or business (whether or not incorporated), is required to be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Expenses” means all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a Party and its Affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement, the solicitation of stockholder and stockholder approvals, any filings with the SEC and all other matters related to the closing of the Merger and the other Transactions.
“Expense Amount” means an amount not to exceed $1,500,000, equal to the sum of all reasonable, out-of-pocket expenses paid or payable by the Parent Parties in connection with this Agreement, the Merger or the other Transactions.
“Form S-4” means a registration statement on Form S-4 pursuant to which the offer and sale of shares of Parent Common Stock in the Merger will be registered pursuant to the Securities Act and in which the Proxy Statement will be included, together with any amendments or supplements thereto.
“GAAP” means the U.S. generally accepted accounting principles.
“Governmental Authority” means any U.S. or foreign government (including, for each jurisdiction, Federal, provincial, state or local), or any governmental or quasi-governmental, regulatory, judicial, taxing or administrative authority, board, bureau, agency, commission, arbitration panel or self-regulatory organization.
“Government Sponsored Health Care Program” means any plan or program providing health care benefits, whether directly through insurance or otherwise, that is funded directly, in whole or part, by a Governmental Authority, whether pursuant to one or more contracts with the applicable Governmental Authority or otherwise, including Medicare, Medicaid and other state-administered programs, TRICARE, CHAMPUS, Medicare Advantage, Medicaid managed care and the Ontario Health Insurance Plan and other provincially-administered plans.
“Hazardous Substances” means (i) those substances listed in, defined in or regulated as hazardous, toxic, pollutants, contaminants or harmful to human health or the environment under any Environmental Law, including the following U.S. Federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Resource Conservation and Recovery Act, CERCLA, the Toxic Substances Control Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act and the Clean Air Act; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; and (iii) polychlorinated biphenyls, mold, methane, asbestos, and radon.

“Health Care Laws” means any and all applicable Laws of any applicable Governmental Authority concerning (i) health care or insurance fraud and abuse, including, as applicable, the Federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)) and any applicable state fraud and abuse prohibitions, including those that apply to all payors (governmental, commercial insurance and self-payors), including Medicare (Title XVIII of the Social Security Act) and Medicaid (Title XIX of the Social Security Act); the civil False Claims Act (31 U.S.C. §3729 et seq.) and its state law counterparts, the Exclusion Laws (42 U.S.C.§§1320a-7 and 1320a-7a), the Program Fraud Civil Remedies Act (31 U.S.C. §§3801–3812), the Civil Monetary Penalties Law (42 U.S.C. §§1320a-7a), the Federal Health Care Fraud Law (18 U.S.C. §1347); (ii) pharmacology and dispensing medicines or controlled substances, including the Federal Food, Drug & Cosmetic Act (21 U.S.C. §§301 et seq.); (iii) privacy and data security for patient information, medical record retention, privacy, security, patient confidentiality, and informed consent, including the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §§1320d–1329d-9), and the Health Information Technology for Economic and Clinical Health Act and any rules or regulations promulgated thereunder; (iv) Medicare (Title XVIII of the Social Security Act), including, specifically, regulations setting forth conditions of participation for skilled nursing facilities; (v) Medicaid (Title XIX of the Social Security Act); (vi) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108-173); (vii) the Patient Protection and Affordable Care Act (Pub. L. 111-148) as amended by the HealthCare and Education Reconciliation Act of 2010 (Pub. L. 111-152); (viii) quality, safety and accreditation standards and requirements of all applicable state or provincial Laws or regulatory bodies; (ix) the ownership, operation or licensure of a health care facility or business, or assets used in connection therewith, including hospitals, skilled nursing facilities, assisted living facilities, independent living facilities, long term care homes and memory care facilities; (x) the employment of professionals by non-professionals, professional fee splitting, patient brokering, patient or program charges, claims submission, record retention, certificates of need, certificates of operations and authority; (xi) financial relationships between referral sources and referral recipients, including, but not limited to the Federal Stark Law (42 U.S.C. 1395nn et seq.), any applicable state physician self-referral laws, any state corporate practice of medicine laws, and all state laws regarding fee-splitting; and (xii) life safety codes. “Health Care Laws” also means the Laws of any foreign jurisdiction in which a Party or its Subsidiaries and Affiliates operate that are analogous to those Laws identified in items (i) through (xii) above.
“Indebtedness” means with respect to any Person, (a) all indebtedness, notes payable, accrued interest payable or other obligations for borrowed money, whether secured or unsecured, (b) all obligations under conditional sale or other title retention agreements, or incurred as financing, in either case with respect to property acquired by such Person, (c) all obligations issued, undertaken or assumed as the deferred purchase price for any property or assets, (d) all obligations under capital leases and, without duplication, leases which would be classified as “finance leases” under ASC 842 (regardless of the date of implementation thereof), (e) all obligations in respect of bankers acceptances or letters of credit, (f) all obligations under interest rate cap, swap, collar or similar transaction or currency hedging transactions, and (g) any guarantee (other than customary non-recourse carve-out or “bad boy” guarantees) of any of the foregoing, whether or not evidenced by a note, mortgage, bond, indenture or similar instrument.
“Initial Termination Period” means the later of  (i) 11:59 p.m. (New York City time) on the date that is thirty (30) days following the date of this Agreement, and (ii) 11:59 p.m. (New York City time) on the first business day after the end of all Company Change Notice periods in Section 5.3(c) (including any subsequent notice periods thereunder) applicable to any potential Company Superior Proposal (including as revised or amended), so long as the applicable determination by the Company Board that the applicable potential Company Superior Proposal could reasonably be expected to lead to a Company Superior Proposal occurs on or prior to 11:59 p.m. (New York City time) on the date that is thirty (30) days following the date of this Agreement.
“Intellectual Property Rights” means all rights in or to all U.S. or foreign: (a) inventions (whether or not patentable), patents and patent applications and any other governmental grant for the protection of inventions or industrial designs (including any divisions, continuations, continuations-in-part, reissues, reexaminations and interferences thereof), (b) trademarks, service marks, trade dress, logos, taglines, brand names, trade names and corporate names, whether registered or unregistered, and the goodwill associated therewith, together with any registrations and applications for registration thereof, (c) copyrights, whether registered or unregistered, and any registrations and applications for registration thereof, (d) trade secrets and confidential information, including know-how, concepts, methods, processes, designs, schematics, drawings, formulae, technical data, specifications, research and development information, technology, business plans and other proprietary information and rights, (e) rights in databases and data collections (including knowledge databases, customer lists and customer databases), and (f) domain name registrations (the items in clauses (a) through (f), “Intellectual Property”).
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“IRS” means the United States Internal Revenue Service.
“Knowledge” will be deemed to be, as the case may be, the actual knowledge of  (a) the Persons listed on Section 9.5 of the Parent Disclosure Letter with respect to Parent or the Parent Operating Partnership, or (b) the Persons listed on Section 9.5 of the Company Disclosure Letter with respect to the Company or the Company Operating Partnership.
“Law” means any statute, code, rule, regulation, order, ordinance, judgment or decree or other pronouncement of any Governmental Authority having the effect of law.
“Legal Proceeding” means any claim, action, suit, arbitration, alternative dispute resolution action or any other judicial or administrative proceeding, in Law or equity.
“Lien” means any lien, pledge, hypothecation, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal or first offer, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“Negative Pledge” means any agreement that in whole or in part prohibits the creation of any lien, pledge, hypothecation, assignment, mortgage, security interest, deposit arrangement, charge or preference, priority or preferential arrangement (including any conditional sale or other title retention agreement, and any financing lease having substantially the same exconomic effect as any of the foregoing) on any assets of a Person; provided, however, that an agreement which establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that does not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a “Negative Pledge” for purposes of this Agreement, nor shall any agreement which would otherwise constitute a “Negative Pledge” as defined above, if such agreement is not prohibited under the material Indebtedness agreements of Parent and the Parent Operating Partnership.
“NYSE” means the New York Stock Exchange.
“Order” means any order, judgment, writ, stipulation, settlement, award, injunction, decree, consent decree, decision, ruling, subpoena, verdict or arbitration award entered, issued, made or rendered by any arbitrator or Governmental Authority of competent jurisdiction.
“Ordinary Course of Business” means any transaction in relation to the business of a Person that constitutes an ordinary day-to-day business activity of such business conducted in a reasonable and businesslike manner consistent with the past practices of such business prior to Closing.
“Outside Date” means June 30, 2019.
“Parent Bylaws” means the bylaws of Parent in effect on the date hereof.
“Parent Charter” means the charter of Parent in effect on the date hereof.
“Parent Common Stock” means the Parent’s common stock, par value $0.10 per share.
“Parent Confidentiality Agreement” means the confidentiality agreement between the Company and Parent dated December 28, 2018 between the Company and Parent pursuant to which the Company has agreed to keep confidential evaluation material of Parent.
“Parent Equity Incentive Plan” means the Parent’s equity and equity-based compensation plans and forms of award agreements thereunder.

“Parent Lease” means each lease, master lease, operating lease or sublease (including any triple-net lease) for commercial or retail space under which Parent or a Parent Subsidiary is a lessor or sublessor with respect to each of the applicable Parent Properties, together with all amendments, modifications, supplements, renewals, exercise of options and extensions related thereto.
“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, (a) has had or would have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities or results of operations of Parent and the Parent Subsidiaries, taken as a whole or (b) would prevent, materially delay or materially impair the ability of Parent to consummate the Merger on or prior to the Outside Date; provided, however, that for the purposes of clause (a) the following Effects (above or in combination) shall not constitute a Parent Material Adverse Effect: (i) any changes after the date hereof in general United States or global financial, social or economic conditions or Effects on capital, financial, credit or securities markets generally (including changes in interest or exchange rates) to the extent that such Effects do not disproportionately have a greater adverse impact on the Parent or the Parent Subsidiaries, taken as a whole, relative to other similarly situated participants in the industries and in the geographic regions in which Parent and its Subsidiaries operate generally, (ii) any changes after the date hereof to the industry or industries in which Parent and its Subsidiaries operate, (iii) any changes after the date hereof in GAAP (or any interpretation thereof in accordance with the Financial Accounting Standards Board Statements of Financial Accounting Standards and Interpretations) to the extent that such changes do not disproportionately have a greater adverse impact on Parent or the Parent Subsidiaries, taken as a whole, relative to other similarly situated participants in the industries in which Parent and its Subsidiaries operate generally, (iv) any adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal of any applicable Law of or by any Governmental Authority after the date hereof to the extent that such adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal does not disproportionately have a greater adverse impact on Parent or the Parent Subsidiaries, taken as a whole, relative to other similarly situated participants in the industries and in the geographic regions in which Parent and its Subsidiaries operate generally, (v) any actions taken, or the failure to take any action, if such action or such failure to take action is at the written request or with the prior written consent of the Company, (vi) any Effect attributable to the negotiation, execution or announcement of this Agreement and the Transactions (including the Merger), including any litigation arising therefrom, (vii) any failure by the Parent to meet any internal or published projections, estimates or expectations of the Parent’s revenue, earnings or other financial performance metrics or results of operations for any period, in and of itself, or any failure by the Parent to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure and that are not otherwise excluded from the definition of a “Parent Material Adverse Effect” may be taken into account), (viii) any Effects after the date hereof arising out of changes in geopolitical conditions, acts of terrorism or sabotage, the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions or other force majeure events, including any material worsening of such conditions threatened or existing as of the date of this Agreement, and (ix) any reduction in the credit rating of the Parent or the Parent Subsidiaries, in and of itself  (it being understood that the facts or occurrences giving rise or contributing to such reduction and that are not otherwise excluded from the definition of a “Parent Material Adverse Effect” may be taken into account).
“Parent Operator” means any manager of any Parent Properties that are not leased to Third Parties.
“Parent Option” means options to purchase shares of Parent Common Stock.
“Parent OP Unit” means a unit of limited partnership interest in the Parent Operating Partnership.
“Parent Operating Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the Parent Operating Partnership, dated April 1, 2015.
“Parent Related Parties” means Parent, the Parent Operating Partnership and each of their respective Subsidiaries and any of their respective former, current or future officers, directors, partners, stockholders, managers, members, Affiliates or agents.
“Parent Subsidiary” means a Subsidiary of Parent.

“Person” means any individual, corporation, limited liability company, business trust, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.
“Proxy Statement” means a proxy statement in preliminary and definitive form relating to the Company Stockholder Meeting, together with any amendments or supplements thereto.
“Qualified REIT Subsidiary” means a corporation that qualifies as a “qualified REIT subsidiary” within the meaning of Section 856(i)(2) of the Code.
“Representatives” means, when used with respect to a Party, the directors, officers, employees, consultants, financial advisors, accountants, legal counsel, investment bankers, and other agents, advisors and representatives of such Party, as applicable, and its Subsidiaries.
“SEC” means the United States Securities and Exchange Commission (including the staff thereof).
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Subsidiary” or “Subsidiaries” means with respect to any Person, any corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the outstanding shares of capital stock of, or other equity interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries or (b) with respect to a partnership, such Person or any other Subsidiary of such Person is a general partner of such partnership.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (together with related schedules, annexes and exhibits), including any such obligations or liabilities thereunder.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination values determined in accordance therewith, such termination values, and (b) for any date prior to the date referenced in clause (a), the amounts determined as the mark-to-market values for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a counterparty to such Swap Contracts).
“Takeover Statute” means a state “business combination,” “fair price,” “moratorium,” “control share acquisition” or other similar takeover or anti-takeover statute or regulation.
“Tax” or “Taxes” means all taxes, levies, duties, tariffs, imposts and other similar charges and fees (together with all interest, penalties and additions to tax imposed with respect thereto, whether disputed or not) imposed by any Governmental Authority, including income, franchise, windfall or other profits, gross receipts, premiums, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, ad valorem, stamp, transfer, value-added, gains tax and license, registration and documentation fees, severance, occupation, environmental, customs duties, disability, real property, personal property, registration, alternative or add-on minimum, or estimated tax.

“Tax Return” means any report, return, certificate, claim for refund, election, estimated tax filing or declaration required to be filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendments thereof.
“Taxable REIT Subsidiary” means a corporation that qualifies as a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code.
“Third Party” means any Person (other than a Party to this Agreement or their respective Affiliates) or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act).
“Third Party Payor” means any Government Sponsored Health Care Program, insurer, health benefit plan, health maintenance organization, preferred provider organization, employer-sponsored health plan, multi-employer welfare trust, or any other managed care program or third party payor, including any fiscal intermediary or contractor of any of the foregoing.
“Transactions” means the transactions contemplated by this Agreement.
“Treasury Regulations” means the Treasury regulations promulgated under the Code.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, and the regulations promulgated thereunder, and any state law analogs or statutes or regulations of similar effect, including any statutes or regulations that require advance notice of plant closings, mass layoffs or similar group personnel or employment actions.
“Willful Breach” means a material breach that is a consequence of a deliberate and willful act undertaken by the breaching Party with the actual knowledge that the taking of such act would be reasonably expected to cause a material breach of this Agreement.
Section 9.6 Terms Defined Elsewhere.   The following terms are defined elsewhere in this Agreement, as indicated below:
“Agreement”	Preamble
“Articles of Merger”	Section 1.3
“Base Premium”	Section 6.4(c)
“Book-Entry Shares”	Section 2.2(b)
“Cash Consideration”	Section 2.1(a)
“Charter Restrictions”	Section 6.5
“Closing”	Section 1.2
“Closing Date”	Section 1.2
“Company”	Preamble
“Company Acquisition Proposal”	Section 5.3(i)
“Company Alternative Acquisition Agreement”	Section 5.3(a)
“Company Adverse Recommendation Change”	Section 5.3(e)
“Company Board”	Recitals
“Company Board of Directors”	Recitals
“Company Board Recommendation”	Recitals
“Company Change Notice”	Section 5.3(f)
“Company Common Stock”	Recitals
“Company Development Contracts”	Section 3.17(k)
“Company Development Properties”	Section 3.17(k)
“Company Disclosure Letter”	Article III
“Company Employee”	Section 6.13(a)
“Company Employee Benefit Plans”	Section 3.13(a)

“Company General Partner”	Recitals
“Company Insurance Policies”	Section 3.20
“Company Intervening Event”	Section 5.3(i)
“Company Material Contract”	Section 3.18(a)
“Company Operating Partnership”	Preamble
“Company Parties”	Preamble
“Company Pending Investments”	Section 5.1(b)(vii)
“Company Permits”	Section 3.6(a)
“Company Permitted Dividends”	Section 5.1(b)(iii)
“Company Permitted Liens”	Section 3.17(b)
“Company Preferred Stock”	Section 3.3(a)
“Company Properties”	Section 3.17(a)
“Company Quarterly Dividends”	Section 5.1(b)(iii)
“Company Restricted Shares”	Section 3.3(a)
“Company RSUs”	Section 3.3(a)
“Company SEC Documents”	Section 3.7(a)
“Company Shares”	Recitals
“Company Subsidiary Partnership”	Section 3.12(h)
“Company Superior Proposal”	Section 5.3(i)
“Company Tax Protection Agreements”	Section 3.12(h)
“Company Third Party”	Section 3.17(h)
“Company Title Insurance Policies”	Section 3.17(j)
“Covered Persons”	Section 6.4(b)
“Exchange Agent”	Section 2.2(a)
“Exchange Fund”	Section 2.2(a)
“Exchange Ratio”	Section 2.1(a)
“Existing Company Loan”	Section 3.10
“Existing Parent Loan”	Section 4.10
“Fractional Share Consideration”	Section 2.1(a)
“Indemnification Agreements”	Section 6.4(a)
“Interim Period”	Section 5.1(a)
“Merger”	Recitals
“Merger Consideration”	Section 2.1(a)
“Merger Effective Time”	Section 1.3
“MGCL”	Recitals
“Parent”	Preamble
“Parent Board”	Recitals
“Parent Board of Directors”	Recitals
“Parent Development Properties”	Section 4.15(j)
“Parent Disclosure Letter”	Article IV
“Parent Employee Benefit Plans”	Section 4.13(a)
“Parent Insurance Policies”	Section 4.18
“Parent Material Contract”	Section 4.16(a)
“Parent Parties”	Preamble

“Parent Operating Partnership”	Preamble
“Parent Permits”	Section 4.6(a)
“Parent Permitted Dividend”	Section 5.2(b)(iii)
“Parent Permitted Liens”	Section 4.15(a)
“Parent Preferred Stock”	Section 4.3(a)
“Parent Properties”	Section 4.15(a)
“Parent SEC Documents”	Section 4.7(a)
“Parties”	Preamble
“Party”	Preamble
“Pre-Closing Dividend”	Section 2.1(d)
“REIT”	Recitals
“REIT Dividend”	Section 6.11(a)
“Remedies Exception”	Section 3.4(a)
“SDAT”	Section 1.3
“Security Holder Litigation”	Section 6.8
“Share Issuance”	Recitals
“Signing Capitalization”	Section 3.3(a)
“Stock Consideration”	Section 2.1(a)
“Surviving Entity”	Section 1.1
“Termination Payment”	Section 8.2(b)
“Transfer Taxes”	Section 6.10(c)
“Window Period Bidder”	Section 5.3(a)
“Window Period End Time”	Section 5.3(a)
Section 9.7 Interpretation.   When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation” except when preceded by a negative predicate. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof. When reference is made herein to a Person, such reference shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws. References to a Person are also to its successors and permitted assigns. All references to “dollars” or “$” refer to currency of the United States of America (unless otherwise expressly provided herein). The use of  “or” means “and/or” unless expressly indicated otherwise. If the end of any period is not a business day, then such period is automatically deemed to be extended to the next succeeding business day.
Section 9.8 Counterparts.   This Agreement may be executed in one or more counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.9 Entire Agreement; Third-Party Beneficiaries.
(a) This Agreement (including the Company Disclosure Letter and the Parent Disclosure Letter) and the Confidentiality Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the Parties or any of them with respect to the subject matter hereof and thereof.
(b) Except (i) as provided in Section 6.4 and (ii) the right of the former holders of Company Common Stock (including Company Restricted Shares) to receive, from and after the Merger Effective Time, the applicable Merger Consideration in accordance with Section 2.2, neither this Agreement (including the Company Disclosure Letter and the Parent Disclosure Letter) nor the Confidentiality Agreement are intended to confer upon any Person other than the Parties any rights or remedies hereunder.
Section 9.10 Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Merger are fulfilled to the extent possible.
Section 9.11 Governing Law; Jurisdiction.
(a) This Agreement, and all claims or causes of actions (whether at law, in equity, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of Maryland without giving effect to conflicts of laws principles (whether of the State of Maryland or any other jurisdiction that would cause the application of the Laws of any jurisdiction other than the State of Maryland).
(b) All Legal Proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Maryland state or Federal court. Each of the Parties hereby irrevocably and unconditionally (i) submits to the exclusive jurisdiction of the Circuit Court for Baltimore City (Maryland) and the United States District Court for the State of Maryland for the purpose of any Legal Proceeding arising out of or relating to this Agreement and the Transaction brought by any Party, (ii) agrees not to commence any such Legal Proceeding except in such courts, (iii) agrees to request and/or consent to the assignment of any dispute arising out of this Agreement or the transactions contemplated by this Agreement or the actions of the Parties in the negotiation, administration, performance and enforcement of this Agreement to the Business and Technology Case Management Program of the Circuit Court for Baltimore City (Maryland), (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Legal Proceeding, and (v) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Legal Proceeding. Each of the Parties agrees that a final judgment in any such Legal Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 9.4. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by Law.
Section 9.12 Waiver of Jury Trial.   EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE MERGER AND OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,

EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.12.
Section 9.13 Assignment.   This Agreement shall not be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.
Section 9.14 Enforcement; Remedies.
(a) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b) The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Except as set forth in this Section 9.14, it is agreed that in the event of a breach prior to the termination of this Agreement pursuant to Article VIII, the non-breaching Party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other Party and to specifically enforce the terms and provisions of this Agreement.
(c) It is acknowledged and agreed that the Company shall be entitled to specific performance of Parent’s obligation pursuant to the terms of this Agreement to consummate the Merger only in the event that each of the following conditions have been satisfied: (i) all of the conditions in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing or the failure of which to be satisfied is caused by a material breach by Parent or the Parent Operating Partnership of their representations, warranties, covenants or agreements contained in this Agreement) and (ii) Parent has failed to complete the Closing in accordance with Section 1.2.
(d) It is acknowledged and agreed that Parent shall be entitled to specific performance of the Company’s obligation pursuant to the terms of this Agreement to consummate the Merger only in the event that each of the following conditions have been satisfied: (i) all of the conditions in Section 7.1 and Section 7.3 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing or the failure of which to be satisfied is caused by a material breach by the Company of its representations, warranties, covenants or agreements contained in this Agreement) and (ii) the Company has failed to complete the Closing in accordance with Section 1.2.
(e) The Parties’ right to obtain specific performance is an integral part of the Transactions and each Party hereby waives any objections to the grant of the equitable remedy of specific performance to prevent or restrain breaches of this Agreement by any other Party (including any objection on the basis that there is an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity), and each Party shall be entitled to an injunction or injunctions and to specifically enforce the terms and provisions of this Agreement to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party under this Agreement all in accordance with the terms of this Section 9.14. In the event any Party seeks an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, such Party shall not be required to provide any bond or other security in connection with such order or injunction all in accordance with the terms of this Section 9.14.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Parent, Parent Operating Partnership, the Company, the Company General Partner and the Company Operating Partnership have caused this Agreement and Plan of Merger to be signed by their respective officers thereunto duly authorized as of the date first written above.
PARENT:
OMEGA HEALTHCARE INVESTORS, INC.
By:	/s/ C. Taylor Pickett
	Name:	C. Taylor Pickett
	Title:	President and Chief Executive Officer
PARENT OPERATING PARTNERSHIP:
OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP
By:	OMEGA HEALTHCARE INVESTORS, INC., its General Partner
By:	/s/ C. Taylor Pickett
	Name:	C. Taylor Pickett
	Title:	President and Chief Executive Officer
[Signatures continued on following page]
Signature Page to Agreement and Plan of Merger

[Signatures continued from previous page]
COMPANY:
MEDEQUITIES REALTY TRUST, INC.
By:	/s/ John W. McRoberts
	Name:	John W. McRoberts
	Title:	Chief Executive Officer
COMPANY GENERAL PARTNER:
MEDEQUITIES OP GP, LLC
By:	MEDEQUITIES REALTY TRUST, INC., its sole member
By:	/s/ John W. McRoberts
	Name:	John W. McRoberts
	Title:	Chief Executive Officer
COMPANY OPERATING PARTNERSHIP:
MEDEQUITIES REALTY OPERATING PARTNERSHIP, LP
By:	MEDEQUITIES OP GP, LLC, its General Partner
By:	MEDEQUITIES REALTY TRUST, INC., its sole member
By:	/s/ John W. McRoberts
	Name:	John W. McRoberts
	Title:	Chief Executive Officer
Signature Page to Agreement and Plan of Merger

FIRST AMENDMENT TO agreement AND PLAN OF MERGER
This First AMENDMENT TO THE agreement AND PLAN OF MERGER, dated as of March 26, 2019 (this “Agreement”), is by and among Omega Healthcare Investors, Inc., a Maryland corporation (“Parent”), OHI Healthcare Properties Limited Partnership, a Delaware limited partnership (the “Parent Operating Partnership” and, together with Parent, the “Parent Parties”), MedEquities Realty Trust, Inc., a Maryland corporation (the “Company”), MedEquities OP GP, LLC, a Delaware limited liability company and the sole general partner of the Company Operating Partnership (the “Company General Partner”), and MedEquities Realty Operating Partnership, LP, a Delaware limited partnership (the “Company Operating Partnership” and, collectively with the Company and the Company General Partner, the “Company Parties”). Parent, the Parent Operating Partnership, the Company, the Company General Partner and the Company Operating Partnership are each individually referred to herein as a “Party” and collectively as the “Parties.” Unless otherwise defined herein, capitalized terms used but not defined herein have the meanings ascribed to them under the Merger Agreement (as defined below).
WITNESSETH
WHEREAS, the Parties are party to that certain Agreement and Plan of Merger, dated as of January 2, 2019 (the “Merger Agreement”), upon the terms and subject to the conditions of which, the Parties will, among other things, effect a business combination through a merger of the Company with and into Parent, with Parent being the surviving entity;
WHEREAS, the Parties desire to amend the Merger Agreement and enter into certain agreements relating thereto, in each case as set forth in this Agreement, in order to amend certain matters relating to the Pre-Closing Dividend (as defined below) such that the Pre-Closing Dividend shall be paid in accordance with the requirements of the NYSE and the Depository Trust Company; and
WHEREAS, Section 9.1(a) of the Merger Agreement provides that the Merger Agreement may be amended by an instrument in writing signed by the Company and Parent.
NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt of which is acknowledged, and intending to be legally bound, the Parties agree as follows:
1. Amendment.
(a) Section 2.1(d) of the Merger Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing such first sentence of such Section 2.1(d) with the following two sentences:
“The Company shall declare a special dividend of  $0.21 per share of Company Common Stock payable to the holders of Company Common Stock as of the Closing Date payable together with the Cash Consideration and Fractional Share Consideration from the Exchange Fund in accordance with Section 2.2 (the “Pre-Closing Dividend”). The Pre-Closing Dividend shall be paid in accordance with this Section 2.1(d) and Sections 2.2, 2.4(a) and 2.5 of this Agreement.”
2. Reservation of Rights. This Agreement, together with the Merger Agreement, contains the entire understanding of the Parties with respect to the subject matter of this Agreement and from and after the date hereof, the Merger Agreement shall be deemed to mean the Merger Agreement, as amended by this Agreement. The parties hereto agree that this Agreement shall not be deemed to constitute a waiver of any existing right or remedy under the Merger Agreement. Except as specifically stated herein, (i) each party hereto hereby expressly reserves all rights and remedies available to such party for the full protection and enforcement of its rights or remedies under the Merger Agreement, without prejudice to any rights or remedies that such party may now have or may have in the future under or in connection with the Merger Agreement, and (ii) the Merger Agreement, as amended by this Agreement, shall continue in full force and effect in accordance with the provisions thereof.
3. Miscellaneous.
(a) Representations and Warranties of the Company. Company represents and warrants that (i) it has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) the execution and delivery of this Agreement by Company has been duly and validly authorized by all necessary company action, including by Company’s Board of Directors, and no other corporate proceedings on the part of Company are necessary to authorize this Agreement, and (iii) this Agreement has been duly executed and delivered by Company and, assuming due authorization, execution and delivery by Parent, constitutes a legally valid and binding obligation of the Company Parties, enforceable against the Company Parties in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
(b) Representations and Warranties of Parent. Parent represents and warrants that (i) it has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) the execution and delivery of this Agreement by Parent has been duly and validly authorized by all necessary company action, including by the Parent’s Board of Directors, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement, and (iii) this Agreement has been duly executed and delivered by Parent and, assuming due authorization, execution and delivery by the Company, constitutes a legally valid and binding obligation of the Parent Parties, enforceable against the Parent Parties in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
(c) Other Miscellaneous Terms. The provisions of Article IX of the Merger Agreement shall apply mutatis mutandis to this Agreement.
[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first written above by their respective officers thereunto duly authorized.
PARENT:
OMEGA HEALTHCARE INVESTORS , INC.
By:	/s/ Robert O. Stephenson
	Name:	Robert O. Stephenson
	Title:	Chief Financial Officer and Treasurer
COMPANY:
MEDEQUITIES REALTY TRUST, INC.
By:	/s/ John W. McRoberts
	Name:	John W. McRoberts
	Title:	Chief Executive Officer

ANNEX B
[CITI LETTERHEAD]
January 1, 2019
The Board of Directors
MedEquities Realty Trust, Inc.
3100 West End Avenue, Suite 1000
Nashville, Tennessee 37203
Members of the Board:
You have requested our opinion as to the fairness, from a financial point of view, to the holders (other than Omega Healthcare Investors, Inc., a Maryland corporation (“Omega”) and its affiliates) of the common stock of MedEquities Realty Trust, Inc., a Maryland corporation (“MedEquities”) of the Merger Consideration (as defined below) to be paid to such holders pursuant to the terms and subject to the conditions set forth in an Agreement and Plan of Merger (the “Merger Agreement”) proposed to be entered into by and among Omega, OHI Healthcare Properties Limited Partnership, L.P., a Delaware limited partnership, MedEquities, MedEquities OP GP, LLC, a Delaware limited liability company, and MedEquities Realty Operating Partnership, LP, a Delaware limited partnership. As more fully described in the Merger Agreement, (i) Omega will be merged with and into MedEquities, with Omega being the surviving entity (the “Merger”) and (ii) each outstanding share of the common stock, par value $0.01 per share, of MedEquities (“MedEquities Common Stock”) (other than MedEquities Common Stock held by MedEquities, Omega or any of their respective wholly owned subsidiaries) will be converted into the right to receive (a) 0.235 shares (the “Stock Consideration”) of the common stock, par value $0.10 per share, of Omega (“Omega Common Stock”), (b) $2.00 in cash, without interest (the “Cash Consideration”) and (c) a special dividend of  $0.21 per share, payable immediately prior to the effective time of the Merger (the “Pre-Closing Dividend” and together with the Stock Consideration and the Cash Consideration, the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
In arriving at our opinion, we reviewed a draft dated December 31, 2018 of the Merger Agreement and held discussions with certain senior officers, directors and other representatives and advisors of MedEquities and certain senior officers and other representatives and advisors of Omega concerning the businesses, operations and prospects of MedEquities and Omega. We examined certain publicly available business and financial information relating to MedEquities and Omega as well as certain financial forecasts and other information and data relating to MedEquities and Omega which were provided to or discussed with us by the respective managements of MedEquities and Omega, including information relating to the potential strategic implications and operational benefits (including the amount, timing and achievability thereof) anticipated by the managements of MedEquities and Omega to result from the Merger. We reviewed the financial terms of the Merger as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of MedEquities Common Stock and Omega Common Stock; the historical and projected earnings and other operating data of MedEquities and Omega; and the capitalization and financial condition of MedEquities and Omega. We considered, to the extent publicly available, the financial terms of certain other transactions which we considered relevant in evaluating the Merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of MedEquities and Omega. We also evaluated certain potential pro forma financial effects of the Merger on Omega. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. The issuance of our opinion has been authorized by our fairness opinion committee.
In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the managements of MedEquities and Omega that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to financial forecasts and other information and data relating to MedEquities and Omega provided to or otherwise reviewed by or discussed with us, we have been advised by the respective managements of MedEquities and Omega that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of MedEquities and Omega as to the future financial performance of MedEquities and Omega, the potential strategic implications and operational benefits anticipated to result from the Merger and the other matters covered thereby, and have assumed, with your consent, that the financial results (including the potential strategic implications and operational benefits anticipated to result from the Merger) reflected in such forecasts and other information and data will be realized in the amounts and at the times projected. We have relied, at your direction, upon the assessments of the management of MedEquities as to the Merger, including with respect to the timing thereof and financial and other terms involved, and the potential impact on MedEquities of certain market trends and other developments in and prospects for, and governmental or other regulatory matters relating to or affecting, the markets in which MedEquities operates and related credit and financial markets and potential future acquisitions and dispositions (including, in each case, the timing and amount thereof) of properties contemplated to be undertaken by MedEquities. We have assumed, with your consent, that there will be no developments with respect to any such matters that would have an adverse effect on MedEquities, Omega or the Merger or that otherwise would be meaningful in any respect to our analyses or opinion.
We have assumed, with your consent, that the Merger will be consummated in accordance with its terms, including the declaration and payment of the Pre-Closing Dividend in accordance with and as set forth in Section 2.1(d) of the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on MedEquities, Omega or the contemplated benefits of the Merger. Representatives of MedEquities have advised us, and we further have assumed, that the final terms of the Merger Agreement will not vary materially from those set forth in the draft reviewed by us. We also have assumed, with your consent, that the Merger will be treated as a tax-free reorganization for federal income tax purposes. We have further assumed, with your consent, that the Merger will qualify for the intended tax treatment contemplated by the Merger Agreement. We have been advised by the respective managements of MedEquities and Omega, and we have assumed, with your consent, that each of MedEquities and Omega has operated in conformity with the requirements for qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes since its respective election to be taxed as a REIT and that the Merger will not adversely affect such REIT status or operations of the pro forma combined entity resulting from the Merger. Our opinion, as set forth herein, relates to the relative values of MedEquities and Omega. We are not expressing any opinion as to what the value of the Omega Common Stock actually will be when issued pursuant to the Merger or the price at which the Omega Common Stock will trade at any time. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of MedEquities or Omega nor have we made any physical inspection of the properties or assets of MedEquities or Omega. Our opinion does not address the underlying business decision of MedEquities to effect the Merger, the relative merits of the Merger as compared to any alternative business strategies that might exist for MedEquities or the effect of any other transaction in which MedEquities might engage. We were not requested to, and we did not, solicit third party indications of interest in the possible acquisition of all or a part of MedEquities, nor were we requested to consider, and our opinion does not address, the underlying business decision of MedEquities to effect the Merger, the relative merits of the Merger as compared to any alternative business strategies that might exist for MedEquities or the effect of any other transaction in which MedEquities might engage. We also express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing, as of the date hereof.
Citigroup Global Markets Inc. has acted as financial advisor to MedEquities in connection with the proposed Merger and will receive a fee for such services, a significant portion of which is contingent upon the consummation of the Merger. We also will receive a fee in connection with the delivery of this opinion.

We and our affiliates in the past have provided, and currently provide, services to MedEquities unrelated to the proposed Merger, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, having acted or acting as (i) joint bookrunning manager for MedEquities’ initial public offering in 2016, (ii) counterparty for an interest rate swap arrangement with MedEquities on a variable rate term loan in 2017 and (iii) lender under MedEquities’ existing revolving credit facility and term loan, both of which were last refinanced in 2017. We and our affiliates have not provided, and currently do not provide, any services to Omega. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of MedEquities and Omega for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with MedEquities, Omega and their respective affiliates.
Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of MedEquities in its evaluation of the proposed Merger, and our opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matters relating to the proposed Merger.
Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Merger Consideration to be paid to the holders (other than Omega and its affiliates) of MedEquities Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Citigroup Global Markets Inc.
CITIGROUP GLOBAL MARKETS INC.

ANNEX C
OMEGA EXECUTIVE COMPENSATION INFORMATION
Compensation Discussion and Analysis
Omega’s Compensation Discussion and Analysis (“CD&A”) addresses the following topics:
•
2018 Achievements and Performance Results;

•
Pay for Performance Alignment;

•
Summary of Executive Compensation Program and Governance Practices;

•
Components of Omega’s Executive Compensation Program;

•
Omega’s Compensation Decisions and Results for 2018; and

•
Omega’s Compensation Decisions for 2019.

2018 Achievements and Performance Results
Omega believes that its operating results in 2018 display the strength of Omega’s conservative balance sheet and operating model against the backdrop of a dynamic operating environment. As healthcare delivery continues to evolve, Omega continuously evaluates its assets, operators and markets to position its portfolio for long-term success. Omega’s strategy includes applying its proprietary data analytics platform to enhance facility operations, investment underwriting and asset management, as well as selling or transitioning assets that do not meet Omega’s portfolio criteria. In 2018, using its proprietary data analytics platform, Omega completed substantially all of its strategic asset repositions and transitioning objectives, which included selling 78 facilities (22 previously held for sale at December 31, 2017) subject to operating leases for approximately $309.6 million in net proceeds, recognizing a gain on sale of approximately $24.8 million.
Significant specific accomplishments in 2018 included the completion of the following transactions totaling approximately $471 million in new investments:
•
$131.3 million secured term loan with an unrelated third party. The loan is secured by a collateral assignment of mortgages covering seven skilled nursing facilities (“SNFs”), three independent living facilities (“ILFs”), and one assisted living facility (“ALF”) located in Pennsylvania and Virginia. The loan bears an interest rate of 9.35%. On or before its maturity in 2019, Omega expects to obtain fee simple title to the facilities and add the facilities to an existing operator’s master lease.

•
$44.2 million first mortgage loan with an existing operator. The loan is secured by five SNFs with 522 beds located in Michigan. The loan is cross-defaulted and cross-collateralized with Omega’s existing loans and master lease with the operator and bears interest at an initial annual rate of 9.5%, which increases each year by 0.225%.

•
$35.1 million of new investments with an existing operator. The investment included the acquisition of three SNFs and one ILF from an unrelated third party. Four Pennsylvania facilities with 420 beds were added to the existing operator’s master lease with an initial cash yield of 9.5% with 2.5% annual rent escalators.

•
$9.1 million of new investments with an existing operator in the U.K. The investments included two care homes (similar to ALFs in the U.S.) acquired from an unrelated third party and leased to an existing operator. The two care homes were added to the existing operator’s master lease with an initial annual cash yield of 8.5% with 2.5% annual escalators.

•
$60.7 million to acquire nine SNFs and one ALF throughout the U.S. and an additional $10.0 million invested in an existing $50.0 million mezzanine loan. The annual interest rate on the mezzanine loan was fixed at 12.0% per annum and the maturity date was extended to May 2023.

•
$180.9 million of investments in Omega’s capital expenditure programs.

Also, on January 2, 2019, Omega and its subsidiary operating partnership (“Omega OP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MedEquities Realty Trust, Inc. (“MedEquities”) and its subsidiary operating partnership pursuant to which Omega will acquire MedEquities in a transaction valued at approximately $600 million.
On January 11, 2019, Omega completed the sale to affiliates of Orianna Health Systems (“Orianna”) of the remaining 15 SNFs subject to a direct financing lease with Orianna for $176 million of consideration. On the same date, Orianna repaid in full the DIP financing that Omega had provided, including all related interest. On January 16, 2019, Orianna’s plan of reorganization was confirmed creating a Distribution Trust (the “Trust”) to distribute the proceeds from Orianna’s sale of the remaining 15 SNFs, as well as the Trust’s collections of Orianna’s accounts receivable portfolio. As a result of the foregoing, Orianna’s restructuring efforts are largely completed.
TSR Performance Results for One, Three, Five and Ten Year Periods ending 2018
Omega’s total shareholder return (“TSR”) of approximately 39.9% for 2018 ranked it as the best performing public equity REIT in 2018. In addition to Omega’s strong 2018 TSR performance, Omega outperformed the FTSE NAREIT Equity Health Care Index by approximately 370 basis points on a compounded, annualized basis over the most recently completed three-year period ending 2018. The charts below illustrate Omega’s TSR performance over a variety of short-term and long-term time-periods.
TSR Annualized Performance for Multi-Year Periods ending December 31, 2018

Pay for Performance Alignment
Omega’s Compensation Committee (sometimes referred to as the “Committee” within the CD&A section of this document) has endeavored to structure the compensation program of Omega’s named executive officers (sometimes referred to herein as “NEOs”) to align performance with enhanced stockholder value. The information below demonstrates how the compensation Omega named executive officers received in 2018 was aligned with Omega’s performance.
Variable Pay Linked to Performance
For 2018, approximately 84% of Omega’s Chief Executive Officer’s total target compensation and 78% of the total target compensation for the other named executive officers was variable, performance-based compensation and/or at-risk (including annual cash bonus, annual performance-based equity awards, and annual time-based grants that are subject to stock price fluctuations). Further, 64% of the Chief Executive Officer’s target compensation for 2018 and 62% of the other named executive officers’ target compensation for 2018 was in the form of equity-based compensation.
2018 Target Compensation Mix

2018 Annual Cash Incentives Earned
For 2018, Omega’s Chief Executive Officer earned an annual cash incentive equal to 113% of his target annual cash incentive and the other named executive officers earned annual cash incentives equal to, on average, 100% of their target annual cash incentive compensation. The graph below contains the earned cash bonus payouts as a percentage of target over the most recent five fiscal years and depicts a pay for performance system that the Compensation Committee believes is well aligned. See “Omega’s Compensation Decisions and Results for 2018 — 2018 Annual Cash Incentive Program Performance Goals and Results.”
Annual Cash Incentive Payouts 2014 – 2018

Historical Cash Bonus Awards as a Percentage of Target
All NEOs
160%
140%
120%
100%
80%
60%
40%
20%
0%
127%
131%
137%
55%
102%
110%
2014
2015
2016
2017
2018
Average

Long-Term Incentive Compensation
Performance goals incorporated into Omega’s annual performance-based equity awards drive a significant portion of what Omega’s named executive officers actually earn over time by directly linking both TSR and TSR relative to an index (called “Relative TSR”) to the amounts earned over the three-year performance periods. As a result, in periods when Omega’s TSR and Relative TSR have superior performance, its named executive officers will earn more than their target level of compensation and in periods when the TSR and Relative TSR under-perform, the named executive officers will earn less than their target level of compensation.
To make even more of Omega’s named executive officer’s long-term compensation performance-based, the Committee increased the percentage of the named executive officers’ target long-term compensation that is linked to performance to 60% for 2016, up from 50% in 2015. For the 2017 and 2018 awards, the Committee continued to maintain this increased percentage. Further, after a disappointing year of stock price performance in 2017, the Committee substantially increased the level of TSR required to achieve the performance goals for 2018 awards. See “Omega’s Compensation Decisions and Results for 2018 — Long-Term Equity Incentives for Three-Year Period commencing January 1, 2018 — TSR Performance-Based Profits Interest Units.”
Long-Term Incentive Compensation Earned in 2018
Omega’s Relative TSR for the three-year performance period ending December 31, 2018 of 240 basis points in excess of the FTSE NAREIT Equity Health Care Index was between the target performance level of  +50 basis points and the high performance level of  +350 basis points. Therefore, the Relative TSR-based equity incentives for that period were earned at an interpolated level between the target and high levels of performance.
Omega’s TSR for the three-year performance period ending December 31, 2018 of 10.52% was between the target level of performance of 10% and the high level of performance of 12%. Therefore, the TSR-based equity incentives for that period were also earned at an interpolated level between the target and high levels of performance.
Omega’s Relative TSR and TSR for these purposes are based on November and December average closing stock prices before the beginning and at the end of the three year performance period. As a result, the numbers are different than shown in the “3-Year Total Return” bar chart under “TSR Annualized Performance for the Multi-Year Periods ending December 31, 2018.”
For more detail and discussion regarding long-term incentive compensation earned and tracking over other three-year performance periods, see “Omega’s Compensation Decisions and Results for 2018 — Performance Results for Long-Term Equity Incentives ending December 31, 2018.”
Consideration of Prior Say-on-Pay Advisory Votes
At Omega’s 2018 annual meeting of stockholders, holders of approximately 93.1% of the votes cast on such proposal approved the advisory vote (“say-on-pay”) on the 2017 compensation of Omega’s named executive officers, which was consistent with the level of support Omega received in 2017 and 2016, when 96.3% and 97.6% of stockholders voted for Omega’s “say-on-pay” proposal. The Committee considered the results of the advisory vote when setting executive compensation for 2018 and plans to continue to do so in future executive compensation policies and decisions.
Summary of Executive Compensation Program and Governance Practices
Omega’s executive compensation programs are designed to attract and retain the highest quality executive talent possible and to provide meaningful incentives for its executive officers to strive to enhance stockholder value over both near- and longer-term periods by aligning their total compensation with Omega’s performance. Below is a summary of certain executive compensation programs and governance practices — both the practices implemented to drive performance and the practices avoided because Omega does not believe they would serve its stockholders’ long-term interests.

Omega’s compensation system seeks to maintain best practices and support strong corporate governance.
What Omega does…	What Omega does not do…
Omega balances its incentive programs to provide an appropriate mix of annual and longer-term incentives, with long-term incentive compensation comprising a substantial percentage of target total compensation
Omega pays for performance that has a direct alignment with TSR performance; salaries comprise a relatively modest portion of each named executive officer’s overall compensation opportunity
Omega uses multiple performance measures as well as different performance measures for cash bonuses and multi-year equity awards, which mitigates compensation-related risk. It also measures performance across various performance periods
Omega enhances executive officer retention with time-based vesting schedules for certain equity incentive awards to provide a balance with performance-based awards
Omega uses the market median of its peer group as the starting point for determining the right form and amount of compensation for each named executive officer but also takes into account qualitative factors such as an individual’s experience, skill sets, prior performance, and other relevant considerations
Omega aims for aggregate target annual compensation for the named executive officers to be generally in line with the median aggregate annual compensation for the top five executive officers of the peer group
Omega has robust stock ownership guidelines for its senior officers and directors
Omega engages an independent compensation consultant selected by the Compensation Committee to advise the Committee on compensation matters
Omega has a Compensation Committee comprised solely of independent directors

Omega does not guarantee annual salary increases or bonuses and Omega has no guaranteed commitments to grant any equity-based awards
Omega does not pay excise tax gross-ups with respect to payments made in connection with a change of control
Omega does not provide single-trigger change in control benefits
Omega does not allow hedging or pledging of Omega stock by executive officers (or other employees or directors)
Omega does not encourage unnecessary or excessive risk taking; incentive awards are not based on a single performance measure and do not have guaranteed minimum or uncapped payouts
Omega does not pay dividends on unearned performance shares (other than fractional distributions on Profits Interest Units, which are made for tax reasons)
Omega does not provide any significant perquisites

What Omega Pays and Why
Following is a summary of  (i) the Compensation Committee’s objectives for the compensation of Omega named executive officers and (ii) how the Compensation Committee believes its decisions on executive officer compensation achieve the stated objectives:
OBJECTIVES
•
Reward performance and initiative

•
Attract, retain and reward executive officers who have the motivation, experience and skills to continue Omega’s track record of profitability, growth and attractive TSR

•
Be competitive with other REITs viewed as competitors for executive talent

•
Link compensation with enhancing stockholder value

•
Reward for short-term and long-term successes, particularly measured in terms of growth on a per share basis in Adjusted funds from operations (“Adjusted FFO”), Funds available for Distribution (“FAD”) and TSR

•
Encourage and facilitate Omega’s executive officers’ ability to achieve meaningful levels of ownership of Omega common stock

HOW OMEGA ACCOMPLISHES ITS OBJECTIVES
•
While Omega does not employ a formula, base salary generally comprises a relatively small portion of named executive officer total target pay

•
Annual cash bonus generally comprises a significant portion but less than a quarter of each named executive officer’s total target pay

•
A majority of each named executive officer’s total target compensation is structured as performance-based using a combination of annual cash bonus and long-term incentive equity awards

•
Omega does not target a specific percentile range within its peer group when determining an individual named executive officer’s pay; instead, the Compensation Committee uses the peer group median as the starting point and reviews market data from the peer group and internal pay equity as two of several reference points useful for determining compensation for each named executive officer

•
Omega utilizes a variety of objective performance goals that it considers key drivers of value creation to minimize the potential risk associated with over-weighting any particular performance measure. Goals have historically included Adjusted FFO per share, FAD per share (starting in 2017), tenant quality, TSR and Relative TSR

•
The ultimate value of performance-based long-term incentive equity awards is dependent on both Omega’s future TSR and Relative TSR as compared to a REIT index. Omega thinks using both performance measures, together with time-based restricted stock unit awards, provides a balanced approach that does not motivate excessive risk taking

Independent Compensation Consultant
The Committee has retained FPL Associates, L.P. (“FPL”) as its independent compensation consulting firm to advise the Committee with respect to the compensation of Omega’s named executive officers and the compensation of Omega directors. FPL has been engaged to provide the Committee with relevant data concerning the marketplace, benchmarking against Omega’s peer group and FPL’s own independent analysis and recommendations concerning executive compensation. In 2018, affiliates of FPL were engaged to assist Omega and the Board of Directors in developing talent assessment and development programs.

Peer Group Benchmarking
The Committee benchmarks named executive officer compensation in relation to a peer group of public equity REITs identified by FPL as being comparable to Omega based on one or more of the following factors:
•
similarity to Omega in terms of property focus;

•
net lease structure;

•
market capitalization; and

•
geographic business region.

Since 2015, the Committee has endeavored to minimize changes to the peer group to maintain consistency of year over year comparisons. For 2018, the Committee made minimal changes to the peer group, adding Healthcare Realty Trust Incorporated based on its healthcare focus and removing Care Capital Properties because it was acquired in 2017, and therefore, no longer a suitable peer.
2018 Peer Group
Duke Realty Corporation	Medical Properties Trust, Inc.
EPR Properties	National Retail Properties, Inc.
Federal Realty Investment Trust	Realty Income Corporation
HCP, Inc.	Spirit Realty Capital, Inc.
Healthcare Realty Trust Incorporated	Ventas, Inc.
Healthcare Trust of America, Inc.	W.P. Carey Inc.
Lexington Realty Trust	Welltower Inc.
Omega as Compared to 2018 Peer Group
($ in billions as of December 31, 2018)

Market Capitalization ($MM)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
WELL
VTR
O
HCP
WPC
DRE
FRT
NNN
OHI
MPW
HTA
EPR
HR
SRC
LXP

Compensation Setting Process
The Committee uses data and information provided by FPL, including comparisons of Omega’s executive compensation programs to those of Omega’s peer group, to assist the Committee in undertaking a comprehensive annual review to establish base salaries and the terms and conditions of annual cash bonus opportunities, and long-term incentive awards of Omega’s executive officers. In addition, Omega’s Chief Executive Officer provides the Committee information regarding management’s performance as well as other factors the Chief Executive Officer believes should impact the compensation of Omega’s named executive officers. The Committee also requests and receives recommendations from Omega’s Chief Executive Officer regarding the compensation for each of the named executive officers and the business and performance targets for long-term incentive awards and annual cash bonuses for each named executive officer.
Market data provided by FPL is an important tool for analysis and decision-making. The Committee takes into account the recommendations of FPL and Omega’s Chief Executive Officer in applying its own independent judgment in determining the compensation of Omega’s named executive officers. In reaching compensation decisions, the Committee also considers the decision-making responsibilities of each position and the experience, work performance, team-building and talent development skills of each named executive officer, as well as Omega’s overall performance and the achievement of its strategic objectives and budgets during the prior year. The ultimate determination of the compensation that will be paid to Omega’s named executive officers and the elements that comprise that compensation are made solely by the Committee.
Components of Omega’s Executive Compensation Program
Omega’s named executive officers’ compensation currently has three primary components, which are discussed in more detail below:
•
annual base salary,

•
annual cash incentive awards, and

•
annual long-term equity incentive awards.

Variable pay constitutes the majority of Omega’s named executive officers’ compensation, which allows the Committee to reward superior performance and penalize under-performance, while the long-term equity incentive portions of the compensation programs serve to align the interests of the named executive officers with the interests of the stockholders. With respect to the aggregate annual long-term incentive opportunity, compensation for threshold and high performance has been designed to approximate 75% and 150%, respectively, of compensation for target performance.

Objectives and Important Features of Omega’s Executive Compensation Program
	Link to Program Objectives	Type of Compensation	Important Features
Base Salary	• Fixed level of cash compensation to attract and retain key executives in a competitive marketplace • Preserves an executive’s commitment during downturns	Cash	• Determined based on evaluation of individual executives, compensation internal pay equity and a comparison to the peer group
Annual Cash Bonus
•
Target cash incentive opportunity (set as a percentage of base salary) to encourage achievement of Omega’s annual financial and operational goals

•
Assists in attracting, retaining and motivating executives in the near term

Cash
•
Majority (60% for 2018) of incentive opportunity based on objective performance measures, which includes Adjusted FFO, FAD per Share and Tenant Quality

•
A portion (40% for 2018) of the payout is also based on individual performance

Long-Term Incentives Program: RSUs (Time-based)
•
Focuses executives on achievement of long-term financial and strategic goals and TSR, thereby creating long-term stockholder value

•
Assists in maintaining a stable, continuous management team in a competitive market

		Long-Term Equity	• 40% of target annual long-term incentive awards in 2018 • Provides upside incentive in up market, with some down-market protection • Three-year cliff-vest (subject to certain exceptions)
Long-Term Incentives Program: PRSUs and Profits Interest Units (Performance- based)	• Maintains stockholder- management alignment • Easy to understand and track performance • Limits dilution to existing stockholders relative to utilizing options	Long-Term Equity
•
60% of target annual long-term incentive award in 2018

•
Three-year performance periods with the actual payout based on TSR and Relative TSR performance

•
Provides some upside in up- or down-market based on relative performance

•
Direct alignment with stockholders

•
Additional vesting once earned (25% per calendar quarter) for enhanced retention

Long-Term Equity Incentive Program
Total Shareholder Return and Relative Total Shareholder Return Drive Actual Realized Pay
Omega’s TSR and Relative TSR drive a significant portion of what Omega’s named executive officers actually earn over time while management’s performance against strategic, operational, capital allocation and management goals drives the Committee’s annual compensation decisions. The Committee believes that the long-term equity incentive program’s design reflects a high degree of rigor, aligns management’s focus on achieving Omega’s strategy with the TSR and Relative TSR expectations of Omega’s stockholders and provides executives with quantifiable incentives and an opportunity to acquire meaningful levels of ownership of Omega common stock. Based on advice from FPL, the Committee also believes that the long-term equity incentive program’s design is competitive as compared with current market practice in the REIT industry for similar plans and provides an appropriate risk-reward trade-off.
Overview of Long-Term Equity Incentives
The Committee makes annual grants of equity awards to each named executive officer that are earned over a three-year period running from January 1 of the year of grant.

A percentage of each named executive officer’s annual grant is earned based on Omega’s performance over the three-year period (the “Performance-based Portion”), and a percentage is earned based on the officer’s continuing employment (subject to certain exceptions) over the three-year period (the “Time-based Portion”). For awards granted in 2016 and later, the Performance-based Portion of each equity award was 60% (expressed as a dollar amount at the target performance level) and the Time-based Portion was 40%.
Of the Performance-based Portion of the annual equity award:
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50% of the value (at the target level) is earned based on Omega’s TSR over the three-year performance period. These awards were in the form of the performance-based restricted stock units (“PRSUs”) before 2015 and have been in the form of ”Profits Interest Units” (which are potentially convertible into Omega common stock) for 2015 through 2018; and

•
the other 50% of the value (at the target level) is earned based on Omega’s Relative TSR over the three-year performance period. These awards are in the form of PRSUs.

The Time-based Portions of the annual equity awards are in the form of restricted stock units (“RSUs” or “time-based RSUs”).
Additional details of the 2018 annual equity award grants for Omega’s named executive officers are discussed under the heading “Omega’s Compensation Decisions and Results for 2018 — Long-Term Equity Incentives for Three-Year Period commencing January 1, 2018.”
Year-over-Year Changes
The Committee annually reviews the structure of Omega’s long-term equity incentive program, to ensure its competitiveness externally as well as effectiveness internally in supporting the Committee’s compensation philosophy. The Committee receives input from FPL and also considers evolving best practices and stockholder feedback. As a result, despite the historically high level of stockholder support for Omega’s executive compensation program, the Committee has proactively made enhancements to the long-term incentive program, as outlined in the table below.
Year	Program Enhancements
2016
•
Increased the emphasis on performance-based awards by moving from a mix of 50%/50% of performance- and time-based awards, respectively, to a mix of 60%/40% of performance- and time-based awards, respectively

• Increased the rigor of the Relative TSR comparison by adding an additional 50 bps of required performance at target
• Based equity award values on grant date fair value in comparison to the peer group to align with SEC disclosure requirements rather than on the basis of projected estimated economic value
• Changed Relative TSR Comparator from MSCI U.S. REIT Index to the FTSE NAREIT Health Care Index to better compare Omega’s performance with that of its direct peers
2018
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Increased the rigor of the TSR performance hurdles on a one-time basis for 2018 awards only in light of Omega’s stock price performance for 2017, moving from threshold, target and high hurdles of 8%, 10%, and 12%, respectively, up to 12%, 14%, and 18%, respectively

2019
•
Decreased the amount of the annual cash bonus incentive tied to subjective performance criteria from 40% to 30% of the overall opportunity, thereby putting more weight on objective performance criteria

Omega’s Compensation Decisions and Results for 2018
2018 Annual Base Salaries
The Committee established annual base salaries for the named executive officers for 2018 to be generally in line with the approximate median for Omega’s peer group, based on analysis provided by FPL,

with appropriate adjustments to preserve internal pay equity. The annual base salaries for Omega’s named executive officers for 2018 were increased by 2% over 2017 and are set forth below:
Name	2018 Base Salary
C. Taylor Pickett	$780,300
Daniel J. Booth	$504,600
Steven J. Insoft	$494,200
Robert O. Stephenson	$483,800
Michael D. Ritz	$332,900
2018 Annual Cash Incentive Opportunities
The Committee established the following annual cash bonus opportunities for 2018 for Omega’s named executive officers:
	Annual Incentive (% of Base Salary)
Name	Threshold	Target	High
C. Taylor Pickett	100%	125%	200%
Daniel J. Booth	50%	75%	100%
Stephen J. Insoft	50%	75%	100%
Robert O. Stephenson	50%	75%	100%
Michael D. Ritz	50%	75%	100%
2018 Annual Cash Incentive Performance Goals and Results
Annual Cash Incentive Performance Goal #1: Adjusted FFO per Share
Weighting	Threshold	Target	High	2018 Results
15%	$2.96	$3.01	$3.06	$3.04
Why is this metric important? Adjusted FFO per share is important as it is used as a supplemental measure of Omega’s operating performance.
How is this metric calculated? Adjusted FFO is calculated as FFO excluding the impact of non-cash stock-based compensation and certain revenue and expense items, where FFO is calculated in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts (“NAREIT”), and consequently, FFO is defined as net income (computed in accordance with GAAP), adjusted for the effects of asset dispositions and certain non-cash items, primarily depreciation and amortization and impairments on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.
Performance:   In 2018, Omega achieved $3.04 in Adjusted FFO per share, resulting in an achievement between the target and high hurdles.

Annual Cash Incentive Performance Goal #2: FAD per Share
Weighting	Threshold	Target	High	2018 Results
15%	$2.64	$2.69	$2.74	$2.70
Why is this metric important? FAD per share is important as it provides an enhanced measure of the operating performance of Omega’s core portfolio.
How is this metric calculated? FAD is calculated as Adjusted FFO less non-cash interest expense and non-cash revenue, such as straight-line rent.
Performance:   In 2018, Omega achieved $2.70 FAD per share, resulting in an achievement between the target and high hurdles.
Annual Cash Incentive Performance Goal #3: Tenant Quality
Weighting	Threshold	Target	High	2018 Results
30%	98%	98.5%	99%	98.25%
Why is this metric important? Tenant quality is important as it helps to measure the financial strength of our tenants and the quality of our underwriting, and accordingly, the reliability of our projected income stream.
How is this metric calculated? Calculated as the percentage of actual cash collected (within 30 days of the due date) in relation to the Board approved 2018 budgeted operator cash lease and mortgage revenue.
Performance:   In 2018, Omega achieved 98.25% tenant quality, resulting in an achievement between the threshold and target hurdles.
Annual Cash Incentive Performance Goal #4: Committee’s Assessment of Individual Performance
Weighting
40%
Why is this metric important? It allows the Committee to consider other financial and non-financial factors and to recognize and appropriately reward each officer’s particular contributions to the success of Omega.
Performance:   The percentages earned under the individual performance metric and material factors considered include the following:
C. Taylor Pickett — 75% of maximum
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Spearheaded MedEquities acquisition effectively

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Knows and uses industry data effectively

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Provides excellent thought leadership

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Improved the human resource function

•
Realigned and improved effectiveness of reporting structure

Daniel J. Booth — 77% of maximum
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Effectively managed a significant number of troubled situations

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Sourced and successfully closed a number of transactions

•
Managed the diligence and high level MedEquities communications

Stephen J. Insoft — 71% of maximum
•
Managed the Maplewood relationship and the development of various properties including Inspir at Carnegie Hill

•
Performs well as an integral member of the data management team

Robert O. Stephenson — 77% of maximum
•
Developed and improved investor relations function

•
Continued to improve corporate back office

•
Made a significant contribution to the MedEquities acquisition effort

Michael D. Ritz — 75% of maximum
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Continued to improve and find value added opportunities in the accounting function

•
Made an important contribution in developing the MedEquities deal structure and considering related accounting ramifications

Accordingly, the Committee approved the following cash bonuses relating to 2018 performance:
Adjusted FFO per share (15%)
Executive	Threshold	Target	High	Actual
	$2.96	$3.01	$3.06	$3.04
C. Taylor Pickett	$117,045	$146,306	$234,090	$206,701
Daniel J. Booth	$37,845	$56,768	$75,690	$69,786
Steven J. Insoft	$37,065	$55,598	$74,130	$68,348
Robert O. Stephenson	$36,285	$54,428	$72,570	$66,910
Michael D. Ritz	$24,968	$37,451	$49,935	$46,040
FAD per share (15%)
Executive	Threshold	Target	High	Actual
	$2.64	$2.69	$2.74	$2.70
C. Taylor Pickett	$117,045	$146,306	$234,090	$165,794
Daniel J. Booth	$37,845	$56,768	$75,690	$60,968
Steven J. Insoft	$37,065	$55,598	$74,130	$59,712
Robert O. Stephenson	$36,285	$54,428	$72,570	$58,455
Michael D. Ritz	$24,968	$37,451	$49,935	$40,223
Tenant Quality (30%)
Executive	Threshold	Target	High	Actual
	98%	98.5%	99%	98.25%
C. Taylor Pickett	$234,090	$292,613	$468,180	$263,351
Daniel J. Booth	$75,690	$113,535	$151,380	$94,613
Steven J. Insoft	$74,130	$111,195	$148,260	$92,663
Robert O. Stephenson	$72,570	$108,855	$145,140	$90,713
Michael D. Ritz	$49,935	$74,903	$99,870	$62,419

Subjective (40%)
Executive	Threshold	Target	High	Actual
C. Taylor Pickett	$312,120	$390,150	$624,240	$468,164
Daniel J. Booth	$100,920	$151,380	$201,840	$154,633
Steven J. Insoft	$98,840	$148,260	$197,680	$140,277
Robert O. Stephenson	$96,760	$145,140	$193,520	$149,922
Michael D. Ritz	$66,580	$99,870	$133,160	$100,318
FFO, Adjusted FFO and FAD are non-GAAP financial measures. Omega believes that FFO, Adjusted FFO and FAD are important supplemental measures of its operating performance. Omega calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts (“NAREIT”), and consequently, FFO is defined as net income (computed in accordance with GAAP), adjusted for the effects of asset dispositions and certain non-cash items, primarily depreciation and amortization and impairments on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. Depreciation adjustments are made because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, while real estate values instead have historically risen or fallen with market conditions. FFO described herein is not necessarily comparable to FFO of other real estate investment trusts, or REITs, that do not use the same definition or implementation guidelines or interpret the standards differently from Omega.
Adjusted FFO is calculated as FFO excluding the impact of non-cash stock-based compensation and certain revenue and expense items identified above. FAD is calculated as Adjusted FFO less non-cash interest expense and non-cash revenue, such as straight-line rent. Omega believes these measures provide an enhanced measure of the operating performance of its core portfolio as a REIT. Omega’s computation of Adjusted FFO and FAD are not comparable to the NAREIT definition of FFO or to similar measures reported by other REITs, but Omega believes that they are appropriate measures for Omega.
These non-GAAP measures are not measures of financial performance under GAAP and should not be considered as measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP. Investors and potential investors in Omega’s securities should not rely on these non-GAAP measures as substitutes for any GAAP measure, including net income. A reconciliation of FFO, Adjusted FFO and FAD to the most comparable GAAP measure is fully set forth Omega’s earnings release included as Exhibit 99.1 to the Form 8-K furnished on February 11, 2019.

Long-Term Equity Incentives for Three-Year Period commencing January 1, 2018
As discussed under the heading “Components of Omega’s Executive Compensation Program — Long-Term Equity Incentive Program — Overview of Long-Term Equity Incentives,” the Committee granted an annual equity award to each named executive officer for 2018 that is earned over a three-year period running from January 1, 2018. The grant is split based on the target value of the executive’s long-term incentive award opportunity, which is comprised 60% of performance-based units and 40% of restricted stock units (RSUs or time-based RSUs) that vest based on time in service over a three-year period. The performance-based units are comprised 50% of performance-based restricted stock units (based on target value) that are earned based on Relative TSR (PRSUs) and 50% of Profits Interest Units that are earned based on TSR. The following illustration visually depicts the construct of Omega’s 2018 annual long-term equity incentive program, which is further detailed below.
Time-based RSUs
The time-based RSU award is subject to three-year cliff vesting running from January 1, 2018 and is subject to the named executive officer’s continued employment on the vesting date, except in the case of death, “disability,” termination by Omega without “cause,” or resignation for “good reason” (as those terms are defined in the award agreement, each a “Qualifying Termination”). If the Qualifying Termination is not in connection with a “Change in Control” (as defined in the award agreement), the executive officer will vest in one-third of the RSUs for each year or partial year of service performed during the three-year vesting period. If the Qualifying Termination occurs after, or within 60 days before, a Change in Control, vesting will be accelerated 100%. Dividend equivalents accrue on the RSUs and are paid currently on unvested and vested units. Vested RSUs are paid in Omega common stock upon vesting.
Relative TSR Performance-Based Restricted Stock Units
The PRSUs are earned based on Omega’s TSR over the three-year performance period beginning January 1, 2018, relative to the FTSE NAREIT Equity Health Care Index.
The Committee set the PRSU payout levels so that the aggregate long-term equity incentive opportunity, including time-based RSUs, would be 0.75x, 1.0x, and 1.5x at threshold, target, and high, respectively. The grant date fair value of the time-based RSUs is subtracted from the aggregate long-term equity incentive opportunity at each of the threshold, target and high levels to arrive at the performance-based long-term incentive opportunity and 50% of the grant date fair value of the performance-based long-term incentive opportunity at each performance level is represented by PRSUs, with the other 50% being represented by Profits Interest Units. If Relative TSR achievement falls below the threshold hurdles, no PRSU award will be earned. If Relative TSR performance falls between threshold and target or target and high achievement levels, the number of PSRUs earned will be determined by an interpolation formula. The starting and ending stock prices used in the achievement calculations are the November and December average closing price per share before the beginning and at the end of the performance periods.
The number of shares earned under the PRSUs will be determined as of the last day of the performance period. 25% of the earned PRSUs vest on the last day of each calendar quarter in the year following the end of the three-year performance period, subject to the named executive officer’s continued employment on the vesting date, except in the case of a Qualifying Termination or a Change in Control. If the Qualifying Termination is not in connection with a Change in Control, vesting will be prorated based on days elapsed through the date of the Qualifying Termination or will be accelerated 100% if the Qualifying Termination occurs on or after the end of the three-year performance period. If a Change in Control occurs, the performance period will end on the date of the Change in Control. If the named executive officer is employed on the date of the Change in Control or has a Qualifying Termination within 60 days before the Change in Control, the PRSUs will be earned and vested on the date of the Change in Control only to the extent that the TSR and Relative TSR performance goals are satisfied as of the date of the Change in Control.
The earned and vested PRSUs will be paid in Omega common stock within ten (10) days following vesting or on the date of a Change in Control, if earlier.
Dividend equivalents accrue on PRSUs that are subsequently earned at the end of the performance period and are then paid currently, before vesting.
TSR Performance-Based Profits Interest Units
In 2015, the Committee began granting “Profits Interest Units” (formerly called “LTIP Units”), which are earned based on Omega’s TSR over the three-year performance period. Profits Interest Units are limited partnership units structured as profits interests of Omega OP. Pursuant to Omega OP’s partnership agreement, Profits Interest Units are convertible into OP Units, at the election of the holder or Omega OP, on a one-to-one basis, subject to conditions on minimum allocation to the capital accounts of the holders of Profits Interest Units for federal income tax purposes. Each OP Unit is redeemable at the election of the holder for cash equal to the then fair market value of one share of Omega common stock, subject to Omega’s election to exchange the OP Units tendered for redemption for shares of Omega common stock on a one-for-one basis, and further subject to adjustment as set forth in the partnership agreement. Omega OP was formed in 2015, and as a result, that was the first year that the granting of Profits Interest Units was possible. The Committee granted TSR-based Profits Interest Units to the named executive officers in lieu of TSR-based PRSUs primarily because the Profits Interest Units could provide tax advantages to the named executive officers as compared to PRSUs. Many REITs that have similar structures as Omega grant, in lieu of PRSUs, limited partnership interests in an operating partnership similar to Profits Interest Units.
The Profits Interest Units are subject to similar rules regarding how they are earned and vested as apply to PRSUs as discussed above, except that the performance goals are based solely on Omega achieving the levels of TSR over the three-year performance period as shown in the table below. The Committee set the Profits Interest Unit payout levels so that the aggregate long-term equity incentive opportunity, including time-based RSUs, would be 0.75x, 1.0x, and 1.5x at threshold, target, and high, respectively.
In 2018, the Compensation Committee made a one-time adjustment to increase the performance hurdles of TSR to account for the prior year’s subpar performance. Based on a review of peer long-term plans that use a TSR measurement, FPL advised the Committee that with this adjustment Omega’s performance hurdles were the most rigorous hurdles within its peer group. The charts below contain the required performance levels and resulting payouts for the TSR component of the long-term incentive program for 2017 and 2018.

While the named executive officers hold Profits Interest Units that are both unvested and unearned, they will receive distributions from Omega OP when a distribution is paid to holders of OP Units of an amount per Profits Interest Unit (the “Interim Distribution”), and a corresponding percentage allocation of net income and net loss under the partnership agreement of Omega OP, equal to (i) 10% of distributions and allocations in the ordinary course and (ii) 0% of distributions and allocations not in the ordinary course. Providing for initial minimal ordinary course distributions and allocations of 10% while the Profits Interest Units are unearned is an approach that has been used by other REITs to ensure that the units will satisfy the requirements under federal tax law to be treated as profits interests.
Additionally, after any Profits Interest Units become earned (but not necessarily vested), the named executive officer will receive a distribution from Omega OP (and a corresponding allocation of net income and net loss per earned Profits Interest Unit) equal to the excess of: (i) the amount of distributions from Omega OP that would have been paid if the Profits Interest Unit had been an OP Unit on January 1 of the year of grant over (ii) the Interim Distribution per Profits Interest Unit. Thereafter, the named executive officer will receive distributions and allocations of net income and net loss pursuant to the partnership agreement of Omega OP.
Performance Results for Long-Term Equity Incentives as of December 31, 2018
Omega’s Relative TSR and TSR for purposes of calculating long-term incentive performance are based on November and December average closing stock prices before the beginning and at the end of the three year performance period. As a result, the numbers in the chart immediately above are different than shown in the 3 Year Total Return bar chart under “TSR Annualized Performance for the Multi-Year Periods ending December 31, 2018.”

Summary of Performance Results as of December 31, 2018 for Long-Term Equity Incentives
Omega’s Relative TSR for the three-year performance period ending December 31, 2018 of 240 basis points in excess of the FTSE NAREIT Equity Health Care Index was between the target performance level of  +50 basis points and the high performance level of  +350 basis points. Therefore, the Relative TSR-based equity incentives for that period were earned at an interpolated level between the target and high level of performance. In addition, Omega’s Relative TSR for the one and two periods ending December 31, 2018 is tracking above the required level of performance for earning the Relative TSR-based equity incentives for the three-year performance periods ending 2019 and 2020 at the high level. The required high level for the three-year performance period ending in 2019 and 2020 is 300 basis points in excess of the index.
Omega’s TSR for the three-year performance period ending December 31, 2018 of 10.52% was between the target level of performance of 10% and the high level of performance of 12%. Therefore, the TSR-based equity incentives for that period were earned at an interpolated level between the target and high level of performance. In addition, Omega’s TSR for the one and two periods ending December 31, 2018 is tracking above the required level of performance level for earning the TSR-based equity incentives (i) for the three-year performance period ending 2019 at the high level and (ii) for the three-year performance period ending 2020 between the target and high levels. The required high level for the three-year performance period ending in 2019 is 12% and for the three-year performance period ending in 2020 is 18%.
Omega’s Compensation Decisions for 2019
Consideration of Market Data
For 2019, the Committee maintained the same peer group composition as the prior year.
FPL determined that median aggregate total compensation for the top five named executive officers for the 2019 peer group had increased on average by 4% over the level for the prior year. The Committee decided to increase the base salary and bonus opportunity of each of Omega’s named executive officers by 2.5% for 2019. The Committee also increased the long-term incentive compensation opportunities of Mr. Booth, Mr. Insoft and Mr. Stephenson by 2.5%. The Committee increased the long-term incentive compensation opportunity of Mr. Pickett by 13% to bring Mr. Pickett’s total annual compensation at the target level of performance up to the median level of the chief executive officers of the peer group. The Committee increased the long-term incentive compensation opportunity of Mr. Ritz by 15% to bring his total annual compensation at the target level of performance closer to the median level of the fifth highest compensated executive officer of each company in the peer group.
2019 Annual Base Salaries
The Committee established the following annual base salaries for 2019 for each of Omega’s named executive officers:
Name	2018 Base Salary	2019 Base Salary	Increase
C. Taylor Pickett	$780,300	$799,800	2.5%
Daniel J. Booth	$504,600	$517,200	2.5%
Steven J. Insoft	$494,200	$506,600	2.5%
Robert O. Stephenson	$483,800	$495,900	2.5%
Michael D. Ritz	$332,900	$341,200	2.5%
2019 Annual Cash Incentive Opportunities
The annual cash bonus opportunities for 2019 as a percentage of annual base salary for each of Omega’s named five executive officers at the various performance levels remain the same as for 2018.
For 2019, the Committee made some changes to the annual cash bonus performance measures and weighting that it used to determine annual cash bonuses for 2018 performance. For 2019, the Committee deleted the AFFO per share performance measure (15% weighting for 2018) and increased the FAD per share weighting from 15% for 2018 to 30% for 2019. The Committee made this change because it viewed the AFFO and FAD performance measures as similar. The FAD per share performance goal for 2019 was based on Omega’s operating budget for 2019 which includes the pro forma effect of the acquisition of MedEquities. The Committee also added a leverage performance measure to emphasize the importance of debt management to Omega’s business. Finally, the Committee reduced the subjective performance measure weighting from 40% for 2018 to 30% for 2019. The Committee did this because it believes that objective financial data are the most relevant indicators of performance and therefore should be more heavily weighted. The tenant quality measure weighting for 2018 remained the same for 2019 as for 2018, i.e., 30%. Below is a comparison of the performance measures for 2018 and 2019 and the weightings.
2018 Annual Cash Incentive Performance Measures		2019 Annual Cash Incentive Performance Measures
% of Bonus Opportunity	Measure	% of Bonus Opportunity	Measure
15%	Adjusted FFO per share	10%	Leverage
15%	FAD per share	30%	FAD per share
30%	Tenant quality	30%	Tenant quality
40%	Subjective	30%	Subjective
Leverage is a non-GAAP financial measure which equals funded debt/adjusted pro forma annualized EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA eliminates items such as acquisition costs and stock-based compensation expense and adds back certain non-cash expenses, if any, to EBITDA. Adjusted pro forma EBITDA adds to adjusted EBITDA the incremental EBITDA from (i) new investments and divestitures made during the 4th quarter assuming an October 1st purchase or sale date and (ii) inception to date funding of construction in progress multiplied by the estimated contractual quarterly yield assuming an October 1st in-service date. EBITDA, adjusted EBITDA, adjusted pro forma EBITDA and related ratios are non-GAAP financial measures. Annualized EBITDA, adjusted annualized EBITDA, and adjusted pro forma EBITDA assume the current quarter results multiplied by four, and are not projections of future performance.
Long-Term Equity Incentives for Three-Year Period commencing January 1, 2019
The Committee approved grants to the named executive officers of long-term incentive compensation awards effective January 1, 2019. For determining the amount of the 2019 grants, the Committee used an approach similar to that used for determining the amount of the 2018 grants, except that the long-term incentive opportunity of each of Omega’s named executive officers was increased for 2019 as discussed under the heading “Omega’s Compensation Decisions for 2019 — Consideration of Market Data.” Subsequent to the one time increase to the TSR performance hurdles for 2018 as previously noted, and subsequent to Omega’s industry leading TSR performance in 2018, in calibrating the 2019 TSR-based grants the Committee reverted back to the traditional performance goals used, as shown in the table immediately below. Except for this change, the material terms (other than amounts) of the 2019 grants of long-term incentive awards are substantially similar to the 2016, 2017 and 2018 long-term incentive awards.
2016, 2017 and 2019 Long-Term Incentive Awards Performance Goals
TSR-Based Profits Interest Units	Threshold	Target	High
TSR	8%	10%	12%
Other Matters
Other Benefits
All employees may participate in Omega’s 401(k) Retirement Savings Plan (the “401(k) Plan”). Omega provides this plan to help its employees save some amount of their cash compensation for retirement in a tax-efficient manner. Under the 401(k) Plan, employees are eligible to make contributions. Omega makes an annual matching contribution of 100% of the amount that the employee contributes to the plan up to the first 6% of each employee’s annual compensation up to $280,000 (for 2019, indexed by the IRS for later years). Omega also provides competitive benefit packages to all full-time employees that includes health and welfare benefits, such as medical, dental, disability insurance and life insurance benefits.

Beginning with the 2019 long-term equity incentive grants, the Committee approved a program that would allow each officer to elect to receive (i) time-based Profits Interest Units in lieu of all or a part of the time-based RSUS and (ii) performance-based Profits Interest Units in lieu of all or a part of the performance-based PRSUS. The Profits Interest Units have the same value from an accounting perspective and have substantially similar terms and conditions as the RSUs or PRSUs that they replace. In addition, in 2018 the Committee approved a non-qualified deferred cash compensation plan that allows officers to elect to defer receipt of all or a portion of annual cash bonuses or annual base salary. Omega will maintain a recordkeeping account for each officer who elects to defer under the plan that will be adjusted with the rate of return applicable to the plan investments. However, the plan is unfunded and the assets of the plan therefore constitute the general assets of Omega.
Tax Deductibility of Executive Compensation
Before January 1, 2018, Section 162(m) of the Internal Revenue Code disallowed a federal income tax deduction for compensation over $1 million to any of the named executive officers (other than the Chief Financial Officer) unless the compensation was performance-based and the performance goals were approved by Omega stockholders. Effective January 1, 2018, Section 162(m) was amended to disallow a federal income tax deduction for compensation over $1 million to any of the named executive officer, regardless of whether the compensation is performance-based. Under a transition rule, Section 162(m) as in effect before the amendment continues to apply to compensation payable to a binding written contract in effect on November 2, 2017 that is not materially modified. Omega believes that, because it qualifies as a REIT under the Internal Revenue Code and therefore is not subject to federal income taxes on its income to the extent distributed, the payment of compensation that does not satisfy the requirements of Section 162(m) will not generally affect its net income, although to the extent that compensation does not qualify for deduction under Section 162(m), a larger portion of stockholder distributions may be subject to federal income taxation as dividend income rather than return of capital. Omega does not believe that Section 162(m) will materially affect the taxability of stockholder distributions, although no assurance can be given in this regard due to the variety of factors that affect the tax position of each stockholder. For these reasons, Section 162(m) does not directly govern the Committee’s compensation policy and practices.
Risks Associated with Compensation
Omega believes that risks arising from its compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on Omega. In addition, the Committee believes that the mix and design of the elements of its executive compensation program do not encourage management to assume excessive risks.
The Committee considered various factors that have the effect of mitigating risk and, with assistance of FPL, reviewed the elements of executive compensation to determine whether any portion of executive compensation encourages excessive risk taking. The Committee concluded that the following risk oversight and compensation design features guard against excessive risk-taking:
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Omega adheres to effective processes for developing strategic and annual operating plans and approval of portfolio and capital investments;

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Omega has strong internal financial controls;

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Base salaries are consistent with each named executive officer’s responsibilities so that they are not motivated to take excessive risks to achieve a reasonable level of financial security;

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The determination of incentive awards is based on a review of a variety of performance indicators as well as, in the case of the annual cash bonus, a meaningful subjective assessment of personal performance, thus diversifying the risk associated with any single indicator of performance;

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The design of Omega’s long-term compensation program rewards named executive officers for driving sustainable growth for stockholders over three-year performance periods;

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The vesting periods for equity compensation awards encourage named executive officers to focus on stock price appreciation and maintaining dividends; and

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The mix between fixed and variable, annual and long-term and cash and equity compensation is designed to encourage balanced strategies and actions that are in Omega’s long-term best interests.

Summary Compensation Table
The Summary Compensation Table below and the following tables provide information relating to the compensation of Omega’s “named executive officers” for the last three fiscal years. Omega’s named executive officers for 2018 are its Chief Executive Officer, its Chief Financial Officer and the three other most highly compensated executive officers.
Name and Principal Position (A)	Year (B)	Salary ($) (C)	Bonus ($)(1) (D)	Stock Awards ($)(2) (E)	Option Awards ($) (F)	Non-Equity Incentive Plan Compensation ($)(3) (G)	All Other Compensation ($)(4) (I)	Total ($) (J)
C. Taylor Pickett Chief Executive Officer	2018	780,300	468,154	4,681,523	—	635,846	16,500	6,582,323
	2017	765,000	612,000	4,590,044	—	—	16,200	5,983,244
	2016	750,000	360,000	4,500,019	—	1,050,000	35,567	6,695,586
Daniel J. Booth Chief Operating Officer	2018	504,600	154,633	2,497,546	—	225,367	16,500	3,398,646
	2017	494,700	197,880	2,448,025	—	—	16,200	3,156,805
	2016	485,000	145,500	2,400,005	—	339,500	26,389	3,396,394
Steven J. Insoft Chief Corporate Development Officer	2018	494,200	140,277	2,341,560	—	220,723	16,500	3,213,260
	2017	484,500	193,800	2,295,024	—	—	16,200	2,989,524
	2016	475,000	142,500	2,250,009	—	332,500	25,733	3,225,742
Robert O. Stephenson Chief Financial Officer	2018	483,800	149,922	2,185,530	—	216,078	16,500	3,051,830
	2017	474,300	189,720	2,142,039	—	—	16,200	2,822,259
	2016	465,000	139,500	2,100,006	—	325,500	25,078	3,055,084
Michael D. Ritz Chief Accounting Officer	2018	332,900	100,318	780,043	—	148,682	16,500	1,378,443
	2017	326,400	130,560	765,022	—	—	16,200	1,238,182
	2016	320,000	76,800	750,004	—	179,200	19,178	1,345,182

(1)
Bonuses are reported in the year earned, whether or not paid before year end. Reflects the subjective component of annual cash bonus program payments, for 2018 described under Compensation Discussion and Analysis — Compensation Decisions and Results for 2018 — 2018 Annual Cash Incentive Opportunities.

(2)
Represents the fair value for accounting purposes as of the date of grant (excluding the effect of estimated forfeitures). The fair value of PRSUs and Profits Interest Units is based on the probable outcome of the performance conditions as of the grant date. For 2018, includes the grant date fair value of the RSUs, PRSUs and Profits Interest Units granted January 2018. For 2017, includes the grant date fair value of the RSUs, PRSUs and Profits Interest Units granted January 2017. For 2016, includes the grant date fair value of the RSUs, PRSUs and Profits Interest Units granted March 2016. See Note 18 — “Stock-Based Compensation” in the Omega Annual Report on Form 10-K for the year ended December 31, 2018 for a detailed description of the assumptions that were used in determining the dollar amounts recognized for financial statement reporting purposes of the PRSUs and Profits Interest Units.

(3)
Bonuses are reported in the year earned, whether or not paid before year end. Represents the objective performance components (adjusted FFO per share, FAD per share and tenant quality for 2018 and 2017; adjusted FFO per share and tenant quality for 2016) of annual cash incentive program payments, described for 2018 under Compensation Discussion and Analysis — Compensation Decisions and Results for 2018 — 2018 Annual Cash Incentive Opportunities.

(4)
“All Other Compensation” reflects 401(k) matching contributions. The RSU awards accrue dividend equivalents from January 1 of the year of grant. The amount of the cash payments from such January 1 until the date of grant is included in “All Other Compensation.” In accordance with SEC rules, dividend equivalents associated with PRSUs are generally not included in “All Other Compensation” because those amounts were factored into the grant date fair values.

Grants of Plan Based Awards
The following table contains information relating to the plan based awards grants made in 2018 to the Omega named executive officers and is intended to supplement the 2018 Summary Compensation Table above.
	Date of Compensation Committee Action	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock and Option Awards ($)(1)
Name Grant Type			Threshold ($)	Target ($)	High ($)	Threshold (#)	Target (#)	High (#)
C. Taylor Pickett:
Cash Bonus-Objective(2)	12/19/2018	1/1/2018	468,180	585,225	936,360
RSUs(3)	12/19/2018	1/1/2018							1,248,388
PRSUs(4)	12/19/2018	1/1/2018				26,540	47,952	103,311	1,716,593
Profits Interest Units (5)	12/19/2018	1/1/2018				62,996	111,562	234,892	1,716,542
Daniel J. Booth:
Cash Bonus-Objective(2)	12/19/2018	1/1/2018	151,380	227,070	302,760
RSUs(3)	12/19/2018	1/1/2018							666,000
PRSUs(4)	12/19/2018	1/1/2018				14,159	25.582	55,115	915,778
Profits Interest Units(5)	12/19/2017	1/1/2018				33,608	59,518	125,314	915,768
Steven J. Insoft:
Cash Bonus-Objective(2)	12/19/2018	1/1/2018	148,260	222,390	296,520
RSUs(3)	12/19/2018	1/1/2018							624,387
PRSUs(4)	12/19/2018	1/1/2018				13,274	23,985	51,674	858,602
Profits Interest Units(5)	12/19/2018	1/1/2018				31,509	55,801	117,487	858,570
Robert O. Stephenson:
Cash Bonus-Objective(2)	12/19/2018	1/1/2018	145,140	217,710	290,280
RSUs(3)	12/19/2018	1/1/2018				12,390	22,386		582,801
PRSUs(4)	12/19/2018	1/1/2018				29,409	52,082	48,230	801,378
Profits Interest Units(5)	12/19/2018	1/1/2018						109,657	801,351
Michael D. Ritz:
Cash Bonus-Objective(2)	12/19/2018	1/1/2018	99,870	149,805	199,740
RSUs(3)	12/19/2018	1/1/2018					7,990		208,010
PRSUs(4)	12/19/2018	1/1/2018				4,442	18,589	17,214	286,021
Profits Interest Units(5)	12/19/2018	1/1/2018				10,496	22,386	39,138	286,012

(1)
Represents the fair value as of the applicable grant date. See the Stock Vested table below for information regarding amounts earned with respect to awards vesting in 2018.

(2)
Reflects the range of bonus payments that were possible as of the grant date under the objective metric components of Omega’s annual cash incentive program for 2018. Based on actual performance, bonus payments were made under the objective metric components for 2018. For more information regarding annual bonus opportunities including the subjective component, see Compensation Discussion and Analysis — Compensation Decisions and Results for 2018 — 2018 Annual Cash Incentive Opportunities.

(3)
RSUs subject to three-year cliff vesting on December 31 2020 subject to continued employment on the vesting date except in the case of a Qualifying Termination not in connection with a change in control, in which case one-third of the RSUs vest for each year or partial year worked in the three-year period, or in connection with a change in control, in which case the RSUs fully vest. Dividend equivalents accrue on the RSUs and will be paid currently on unvested and vested units. See Compensation Discussion and Analysis — Components of Omega’s Executive Compensation Program — Long-Term Equity Incentives for Three-Year Period commencing January 1, 2018 — Time-based RSUs.

(4)
Reflects the range of shares that may be earned by each executive officer, based on the level of performance over the performance period. The actual number of PRSUs that will be earned depends on the level of Relative TSR over the three-year performance period ending December 31, 2020 (unless a change in control occurs before that date). Vesting occurs in four equal quarterly installments in 2021, subject to continued employment on the vesting date, except in the case of a Qualifying Termination or a change in control. If the Qualifying Termination or change in control occurs during 2021, the previously earned PRSUs immediately vest. If the Qualifying Termination occurs during the performance period and is not in connection with a change in control, the number of units earned will be determined at the end of the performance period and vesting will be prorated based on days elapsed through the date of the Qualifying Termination. If the change in control occurs during the performance period, the performance period will end on the date of the change in control. In such case, if the executive officer is employed on the date of the change in control or has a Qualifying Termination within 60 days before the change in control, depending on the level of Relative TSR as of the date of the change in control, all, a portion or none of the PRSUs will be earned and vested on the date of the change in control. Dividend equivalents accrue on PRSUs that subsequently are earned. Accrued dividend equivalents are only payable if and to the extent the PRSUs are earned. See Compensation Discussion and Analysis — Components of Omega’s Executive Compensation Program — Long-Term Equity Incentives for Three-Year Period commencing January 1, 2018 —  Relative TSR Performance-Based Restricted Stock Units.

(5)
Reflects the range of Profits Interest Units that may be earned by each executive officer, based on the level of performance over the performance period. The actual number of Profits Interest Units that will be earned depends on the level of TSR over the three-year performance period ending December 31, 2020 (unless a change in control occurs before that date). Vesting occurs in four equal quarterly installments in 2021, subject to continued employment on the vesting date, except in the case of a Qualifying Termination or a change in control. If the Qualifying Termination or change in control occurs during 2021, the previously earned Profits Interest Units immediately vest. If the Qualifying Termination occurs during the performance period and is not in connection with a change in control, the number of units earned will be determined at the end of the performance period and vesting will be prorated based on days elapsed through the date of the Qualifying Termination. If the change in control occurs during the performance period, the performance period will end on the date of the change in control. In such case, if the executive officer is employed on the date of the change in control or has a Qualifying Termination within 60 days before the change in control, depending on the level of TSR as of the date of the change in control, all, a portion or none of the Profits Interest Units will be earned and vested on the date of the change in control. Each unvested and unearned Profits Interest Unit entitles the holder to receive distributions equal to (i) 10% of the regular periodic distributions per OP Unit paid by Omega OP to OP Unit holders and a corresponding percentage allocation of Net Income and Net Loss attributable to the regular periodic distributions per OP Unit and (ii) 0% of the special distributions and other distributions not made in the ordinary course per OP Unit paid by Omega OP to OP Unit holders and a corresponding 0% allocation of Net Income and Net Loss attributable to the special distributions and other distributions per OP Unit not made in the ordinary course. Each Earned Profits Interest Unit entitles the holder to receive a distribution (and a corresponding allocation of Net Income and Net Loss per Earned Profits Interest Unit) equal to the excess of: (i) the amount of distributions from Omega OP that would have been paid per Profits Interest Unit if the Profits Interest Unit had been an OP Unit on January 1, 2018 over (ii) the Interim Distribution per Profit Interest Unit. In addition, each earned Profits Interest Unit entitles the holder to receive distributions and allocations of Net Income and Net Loss that accrues following the date that the Profits Interest Units become an Earned Profits Interest Unit pursuant to the partnership agreement of Omega OP determined without regard to the adjustments described above. See Compensation Discussion and Analysis, Components of Omega’s Executive Compensation Program — Long-Term Equity Incentives for Three-Year Period commencing January 1, 2018 — TSR Performance-Based Profits Interest Units.
Outstanding Equity Awards at Fiscal Year End
The following sets forth information regarding outstanding equity awards held by Omega’s named executive officers as of December 31, 2018. Since the information is set forth as of December 31, 2018, it does not include equity awards that vested or forfeited as of December 31, 2018 or awards granted in 2019. There are no options outstanding.
Name		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
C. Taylor Pickett	2016 – 2018 Profits Interest Units	77,349	3,243,708	—	—
	2016 – 2018 Relative PRSUs(3)	79,496	3,393,684	—	—
	2017 – 2019 RSUs (4)	39,156	1,376,333	—	—
	2017 – 2019 Profits Interest Units(5)	—	—	67,166	2,674,013
	2017 – 2019 Relative PRSUs(6)	—	—	39,593	1,596,786
	2017 – 2019 RSUs(7)	45,330	1,593,350	—	—
	2018 – 2020 Profits Interest Units(8)	—	—	111,562	4,186,476
	2018 – 2020 Relative PRSUs(9)	—	—	47,952	1,812,106
Daniel J. Booth	2016 – 2018 Profits Interest Units(2)	41,254	1,730,028	—	—
	2016 – 2018 Relative PRSUs(3)	42,397	1,809,928	—	—
	2017 – 2019 RSUs(4)	20,883	734,037	—	—
	2017 – 2019 Profits Interest Units(5)	—	—	35,823	1,426,185
	2017 – 2019 Relative PRSUs(6)	—	—	21,115	851,568
	2018 – 2020 RSUs(7)	24,183	850,032	—	—
	2018 – 2020 Profits Interest Units(8)	—	—	59,518	2,233,472
	2018 – 2020 Relative PRSUs(9)	—	—	25,582	966,744
Steven J. Insoft	2016 – 2018 Profits Interest Units(2)	38,675	1,621,875	—	—
	2016 – 2018 Relative PRSUs(3)	39,747	1,696,799	—	—
	2017 – 2019 RSUs(4)	19,578	688,167	—	—
	2017 – 2019 Profits Interest Units(5)	—	—	33,584	1,337,046
	2017 – 2019 Relative PRSUs(6)	—	—	19,794	798,292
	2018 – 2020 RSUs(7)	22,672	796,921	—	—
	2018 – 2020 Profits Interest Units(8)	—	—	55,801	2,093,988
	2018 – 2020 Relative PRSUs(9)	—	—	23,985	906,393
Robert O. Stephenson	2016 – 2018 Profits Interest Units(2)	36,097	1,513,764	—	—
	2016 – 2018 Relative PRSUs(3)	37,098	1,583,714	—	—
	2017 – 2019 RSUs(4)	18,273	642,296	—	—
	2017 – 2019 Profits Interest Units(5)	—	—	31,346	1,247,947

Name		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
	2017 – 2019 Relative PRSUs(6)	—	—	18,477	745,177
	2018 – 2020 RSUs(7)	21,162	743,844	—	—
	2018 – 2020 Profits Interest Units(8)	—	—	52,082	1,954,429
	2018 – 2020 Relative PRSUs(9)	—	—	22,386	845,967
Michael D. Ritz	2016 – 2018 Profits Interest Units(2)	12,892	540,639	—	—
	2016 – 2018 Relative PRSUs(3)	13,250	565,643	—	—
	2017 – 2019 RSUs(4)	6,526	229,389	—	—
	2017 – 2019 Profits Interest Units(5)	—	—	11,195	445,695
	2017 – 2019 Relative PRSUs(6)	—	—	6,598	266,097
	2018 – 2020 RSUs(7)	7,553	265,488	—	—
	2018 – 2020 Profits Interest Units(8)	—	—	18,589	697,571
	2018 – 2020 Relative PRSUs(9)	—	—	7,990	301,942
	2016 – 2018 Relative PRSUs(3)	13,250	1,730,028	—

(1)
Based on closing price of Omega’s common stock as of December 31, 2018. Includes value of dividend equivalent rights accrued with respect to PRSUs and distributions accrued with respect to Profits Interest Units.

(2)
Represents annual Profits Interest Units earned (but not yet vested) for the three-year performance period ending December 31, 2018. The number of Profits Interest Units earned for the performance period is based on the level of TSR achieved over the applicable performance period. The earned Profits Interest Units vest quarterly in 2019, subject to the executive officer’s continued employment on the vesting date, except in the case of a Qualifying Termination or a change in control in which case the units will vest immediately.

(3)
Represents annual PRSUs earned (but not yet vested) for the three-year performance period ending December 31, 2018. The number of PRSUs earned for the performance period is based on the level of Relative TSR achieved over the applicable performance period. The earned PRSUs vest quarterly in 2019, subject to the executive officer’s continued employment on the vesting date, except in the case of a Qualifying Termination or a change in control in which case the units will vest immediately.

(4)
Represents time-based RSUs granted as of January 2017. Each RSU award vests on December 31, 2019 and will be subject to the executive officer’s continued employment on the vesting date, except in the case of a Qualifying Termination. Dividend equivalents accrue on the RSU awards and will be paid currently on unvested and vested units.

(5)
Represents annual Profits Interest Units for the three-year performance period ending December 31, 2019 indicated at the target performance level. The number of Profits Interest Units that will be earned for the performance period will depend on the level of TSR achieved over the applicable performance period. The earned Profits Interest Units vest quarterly in 2020, subject to the executive officer’s continued employment on the vesting date, except in the case of a Qualifying Termination or a change in control. If the Qualifying Termination or change in control occurs during 2020, the previously earned Profits Interest Units immediately vest. If the Qualifying Termination occurs during the performance period and is not in connection with a change in control, the number of units earned will be determined at the end of the performance period and vesting will be prorated based on days elapsed through the date of the Qualifying Termination. If the change in control occurs during the performance period, the performance period will end on the date of the change in control. In such case, if the executive officer is employed on the date of the change in control or has a Qualifying Termination within 60 days before the change in control, depending on the level of TSR as of the date of the change in control, all, a portion or none of the Profits Interest Units will be earned and vested on the date of the change in control.
(6)
Represents annual PRSUs for the three-year performance period ending December 31, 2019 indicated at the target performance level. The number of PRSUs that will be earned for the performance period will depend on the level of Relative TSR achieved over the applicable performance period. The earned PRSUs vest in four quarterly installments in 2020, subject to the executive officer’s continued employment on the vesting date, except in the case of a Qualifying Termination or a change in control. If the Qualifying Termination or change in control occurs during 2020, the previously earned PRSUs immediately vest. If the Qualifying Termination occurs during the performance period and is not in connection with a change in control, the number of units earned will be determined at the end of the performance period and vesting will be prorated based on days elapsed through the date of the Qualifying Termination. If the change in control occurs during the performance period, the performance period will end on the date of the change in control. In such case, if the executive officer is employed on the date of the change in control or has a Qualifying Termination within 60 days before the change in control, depending on the level of Relative TSR as of the date of the change in control, all, a portion or none of the PRSUs will be earned and vested on the date of the change in control.

(7)
Represents time-based RSUs granted as of January 2018. Each RSU award vests on December 31, 2020 and will be subject to the executive officer’s continued employment on the vesting date, except in the case of a Qualifying Termination. Dividend equivalents accrue on the RSU awards and will be paid currently on unvested and vested units.

(8)
Represents annual Profits Interest Units for the three-year performance period ending December 31, 2020 indicated at the target performance level. The number of Profits Interest Units that will be earned for the performance period will depend on the level of TSR achieved over the applicable performance period. The earned Profits Interest Units vest quarterly in 2021, subject to the executive officer’s continued employment on the vesting date, except in the case of a Qualifying Termination or a change in control. If the Qualifying Termination or change in control occurs during 2021, the previously earned Profits Interest Units immediately vest. If the Qualifying Termination occurs during the performance period and is not in connection with a change in control, the number of units earned will be determined at the end of the performance period and vesting will be prorated based on days elapsed through the date of the Qualifying Termination. If the change in control occurs during the performance period, the performance period will end on the date of a change in control. In such case, if the executive officer is employed on the date of the change in control or has a Qualifying Termination within 60 days before the change in control, depending on the level of TSR as of the date of the change in control, all, a portion or none of the Profits Interest Units will be earned and vested on the date of the change in control.

(9)
Represents annual PRSUs granted as of January 2018 for the three-year performance period ending December 31, 2020 indicated at the target performance level. The number of PRSUs that will be earned for the performance period will depend on the level of Relative TSR achieved over the applicable performance period. The earned PRSUs vest in four quarterly installments in 2021, subject to the executive officer’s continued employment on the vesting date, except in the case of a Qualifying Termination or a change in control. If the Qualifying Termination or change in control occurs during 2021, the previously earned PRSUs immediately vest. If the Qualifying Termination occurs during the performance period and is not in connection with a change in control, the number of units earned will be determined at the end of the performance period and vesting will be prorated based on days elapsed through the date of the Qualifying Termination. If the change in control occurs during the performance period, the performance period will end on the date of a change in control. In such case, if the executive officer is employed on the date of the change in control or has a Qualifying Termination within 60 days before the change in control, depending on the level of Relative TSR as of the date of the change in control, all, a portion or none of the PRSUs will be earned and vested on the date of the change in control.

Stock Vested for 2018
The following table sets forth information regarding the vesting of stock awards for Omega’s named executive officers in 2018. The awards that vested in 2018 consist of time-based RSUs that vested on December 31, 2018.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
C. Taylor Pickett(2)	—	—	34,503	1,212,780
Daniel J. Booth(2)	—	—	18,401	646,795
Steven J. Insoft(2)	—	—	17,251	606,373
Robert O. Stephenson(2)	—	—	16,101	565,950
Michael D. Ritz(2)	—	—	5,750	202,113

(1)
Represents the vesting of the above noted awards in 2018, whether or not the underlying shares were issued before year end.

(2)
The value realized was based on the closing price of Omega stock as of December 31, 2018.

Nonqualified Deferred Compensation
Omega’s Deferred Stock Plan enables its directors and executive officers to defer receipt of Omega common stock issuable upon the vesting of equity awards, subject to the terms of the plan and agreements approved by the Compensation Committee for such purpose. This plan is intended to permit Omega directors and officers to delay the timing of taxation of equity awards that they have earned to satisfy their tax planning goals and thereby assist in the retention of directors and officers. The terms and conditions will be reflected in a deferral agreement approved by the Compensation Committee. If a participant makes a deferral election, the deferred shares will not be issued when vested but rather at a later date or event specified in the deferral agreement.
Unless otherwise determined by the Compensation Committee, all common stock that is deferred will accrue dividend equivalents. Under the terms of the Deferred Stock Plan, the Compensation Committee may provide in the applicable agreement that dividend equivalents will be deferred along with the common stock or may give the participant the right to elect to receive the dividend equivalents currently or defer them. If a participant makes a deferral election, the dividend equivalents will be deferred until the date or event specified in the participant’s agreement. Under the terms of the plan, the Compensation Committee may allow a participant to elect, or may require, that deferred dividend equivalents will be converted into common stock under a conversion formula or instead that the dividend equivalents will not be converted but the amount will be increased by an interest rate specified by the Compensation Committee. Under the existing deferral agreements, the Committee has provided that a participant may elect when making a deferral election (a) to convert dividend equivalents into the right to receive additional shares of common stock based on the trading price of common stock on the date that dividends are paid and have the additional shares issued when the deferred stock is issued, (b) to accrue interest on a quarterly basis on dividend equivalents at Omega’s average borrowing rate for the previous quarter and have the interest paid in cash when the deferred common stock is issued, or (c) to have dividend equivalents paid in cash currently when they are earned.
Messrs. Pickett and Ritz elected to defer receipt of the common stock issuable upon vesting of the 2013 transition PRSUs pursuant to the Deferred Stock Plan. No other named executive officer had a deferred compensation balance at December 31, 2018. The following table shows nonqualified deferred compensation activity for Omega’s named executive officers in 2018.

Nonqualified Deferred Compensation Activity 2018
Name	Executive Contributions in last Fiscal Year ($)	Company Contributions in last Fiscal Year ($)	Aggregate Earnings (Loss) in last Fiscal Year ($)	Aggregate Withdrawal/ Distributions ($)	Aggregate Balance at Last Fiscal Year ($)(1)
C. Taylor Pickett	—	—	2,277,140	—	10,517,935
Daniel J. Booth	—	—	—	—	—
Steven J. Insoft	—	—	—	—	—
Robert O. Stephenson	—	—	—	—	—
Michael D. Ritz	—	—	103,154	—	476,458

(1)
Based on closing price of Omega common stock as of December 31, 2018, Mr. Pickett has deferred 299,230 shares and Mr. Ritz has deferred 13,555 shares.

Employment Agreements
Omega has entered into employment agreements with each of its executive officers that expire December 31, 2020. Omega’s general practice is to amend the employment agreement with its executive officers each year to extend their respective terms by one year. Omega’s Compensation Committee has approved amending the executive officer employment agreements to extend their terms through December 31, 2021. The Compensation Committee is also evaluating the implementation of a written policy regarding the recoupment (“clawback”) of certain incentive compensation in the event of certain financial restatements. The execution of the amendments extending the employment agreements has been deferred pending the approval of such policy.
Each employment agreement specifies the executive officer’s title and his current base salary, which may not be decreased during the term of the employment agreement. For a discussion of current base salaries, see 2019 Annual Base Salaries. Each employment agreement provides that the executive officer will be eligible to earn an annual bonus of specified percentages of annual base salary for threshold, target and high performance, respectively. For a discussion of actual bonus arrangements for 2018 and 2019, see Compensation Discussion and Analysis — Compensation Decisions and Results for 2018 and —  Compensation Decisions for 2019.
If during the term of the employment agreement Omega terminates the executive officer’s employment without “cause” or if he resigns for “good reason,” Omega will pay him severance equal to a specified multiple of the sum of his then current annual base salary plus his average annual bonus over the last three completed fiscal years. The multiples are as follows:
Name	Multiple
C Taylor Pickett	3 times
Daniel J. Booth	2 times
Steven J. Insoft	1.75 times
Robert O. Stephenson	1.5 times
Michael D. Ritz	1 times
The severance amount will be paid in installments over a severance period that is a specified number of months that is 12 times the specified multiple above following his termination. If any payments would be subject to the excise tax associated with parachute payments in connection with a change in control, the severance payments (and any other payments or benefits) under any other agreements will be reduced to the maximum amount that can be paid without incurring an excise tax, but only if that would result in the executive officer retaining a larger after-tax amount. “Cause” is defined in the employment agreement to include events such as willful refusal to perform duties, willful misconduct in performance of duties, unauthorized disclosure of confidential company information, or fraud or dishonesty against us. “Good reason” is defined in the employment agreement to include events such as a material breach of the employment agreement or the relocation of the executive officer’s employment to more than 50 miles away (20 miles away in the case of Mr. Insoft) without his consent.
The executive officer is required to execute a release of claims against us as a condition to the payment of severance benefits. Severance is not paid if the term of the employment agreement expires.
The executive officer is restricted from using any of Omega’s confidential information during his employment and for two years thereafter or from using any trade secrets during his employment and for as long thereafter as permitted by applicable law. During the period of employment and for a specified period equivalent to the severance period thereafter (regardless of whether severance is payable), the executive officer is obligated not to provide managerial services or management consulting services to a “competing business” within the states and countries in which Omega does business. Competing business is defined to include a list of named competitors and any other business with the primary purpose of leasing assets to healthcare operators or financing ownership or operation of senior, retirement, long-term care or healthcare-related real estate. In addition, during the period of employment and for a specified period equivalent to the severance period thereafter, the executive officer agrees not to solicit clients or customers with whom he had material contact or to solicit Omega management level employees. However, if the executive officer remains employed by us through the date the term of the employment agreement expires, the noncompetition and non-solicitation provisions also expire on that date.
Potential Payments Upon Termination or Change in Control
The table below illustrates the incremental or accelerated compensation that would have been payable in the event of the events identified below, as if they had occurred as of December 31, 2018. For equity awards, the amounts in the table below reflect the fair market value of the stock that would be issuable as a result of the acceleration of the vesting of equity awards in connection with the events identified, based on the $35.15 per share closing price of Omega common stock at December 31, 2018.
The occurrence of a change of control does not increase severance benefits or bonus payments that would otherwise be payable. However, for RSUs, vesting is accelerated 100% upon a Qualifying Termination that occurs after, or within 60 days before, a change in control. In addition, for PRSUs and Profits Interest Units, vesting is accelerated upon a change in control but only as to those PRSUs and Profits Interest Units actually earned based on performance through the date of the change in control. For a description of the vesting of RSUs, PRSUs and Profits Interest Units, see Compensation Discussion and Analysis —  Components of Omega Executive Compensation Program — Long-Term Equity Incentive Awards.
The term “Qualifying Termination” refers to death, disability, termination without “cause”, or resignation for “good reason.” For a description of circumstances constituting “cause” and “good reason” and related information, see the discussion under the heading Employment Agreements.

Potential Payments: Triggering Event as of December 31, 2018
	Involuntary Without Cause or Voluntary for Good Reason ($)	Death ($)	Disability ($)	Change in Control Without Termination ($)	Involuntary Without Cause or Voluntary for Good Reason Upon a Change in Control ($)
C. Taylor Pickett:
Severance	5,466,900	—	—	—	5,466,900
Bonus	—	1,104,000	—	—	—
Accelerated Vesting of Equity Awards:
2016 – 2018 PRSUs(1)	3,393,684	3,393,684	3,393,684	3,393,684	3,393,684
2016 – 2018 Profits Interest Units(1)	3,243,708	3,243,708	3,243,708	3,243,708	3,243,708
2017 RSUs(2)	917,555	917,555	917,555	—	1,376,333
2017 – 2019 PRSUs(3)	2,513,957	2,513,957	2,513,957	3,370,936	3,370,936
2017 – 2019 Profits Interest Units(3)	3,540,481	3,540,481	3,540,481	5,310,722	5,310,722
2018 RSUs(2)	531,117	531,117	531,117	—	1,593,350
2018 – 2020 PRSUs(3)	1,301,374	1,301,374	1,301,374	3,904,123	3,904,123
2018 – 2020 Profits Interest Units(3)	2,938,186	2,938,186	2,938,186	8,814,557	8,814,557
Total Value:	23,846,962	19,484,062	18,380,062	28,437,730	36,874,313
Daniel J. Booth:
Severance	1,717,787	—	—	—	1,717,787
Bonus	—	380,000	—	—	—
Accelerated Vesting of Equity Awards:
2016 – 2018 PRSUs(1)	1,809,928	1,809,928	1,809,928	1,809,928	1,809,928
2016 – 2018 Profits Interest Units(1)	1,730,028	1,730,028	1,730,028	1,730,028	1,730,028
2017 RSUs(2)	489,358	489,358	489,358	—	734,037
2017 – 2019 PRSUs(3)	1,340,784	1,340,784	1,340,784	2,011,176	2,011,176
2017 – 2019 Profits Interest Units(3)	1,888,283	1,888,283	1,888,283	2,832,425	2,832,425
2018 RSUs(2)	283,344	283,344	283,344	—	850,032
2018 – 2020 PRSUs(3)	694,265	694,265	694,265	2,082,796	2,082,796
2018 – 2020 Profits Interest Units(3)	1,567,511	1,567,511	1,567,511	4,702,533	4,702,533
Total Value:	11,521,288	10,183,501	9,803,501	15,168,886	18,470,742
Steven J. Insoft
Severance	1,465,567	—	—	—	1,465,567
Bonus	—	361,000	—	—	—

	Involuntary Without Cause or Voluntary for Good Reason ($)	Death ($)	Disability ($)	Change in Control Without Termination ($)	Involuntary Without Cause or Voluntary for Good Reason Upon a Change in Control ($)
Accelerated Vesting of Equity Awards:
2016 – 2018 PRSUs(1)	1,696,799	1,696,799	1,696,799	1,696,799	1,696,799
2016 – 2018 Profits Interest Units(1)	1,621,875	1,621,875	1,621,875	1,621,875	1,621,875
2017 RSUs(2)	458,778	458,778	458,778	—	688,167
2017 – 2019 PRSUs(3)	1,256,979	1,256,979	1,256,979	1,885,468	1,885,468
2017 – 2019 Profits Interest Units(3)	1,770,281	1,770,281	1,770,281	2,655,421	2,655,421
2018 RSUs(2)	265,640	265,640	265,640	—	796,921
2018 – 2020 PRSUs(3)	650,920	650,920	650,920	1,952,760	1,952,760
2018 – 2020 Profits Interest Units(3)	1,469,606	1,469,606	1,469,606	4,408,817	4,408,817
Total Value:	10,656,445	9,551,878	9,190,878	14,221,140	17,171,795
Robert O. Stephenson:
Severance	1,236,060	—	—	—	1,236,060
Bonus	—	366,000	—	—	—
Accelerated Vesting of Equity Awards:
2016 – 2018 PRSUs(1)	1,583,714	1,583,714	1,583,714	1,583,714	1,583,714
2016 – 2018 Profits Interest Units(1)	1,513,764	1,513,764	1,513,764	1,513,764	1,513,764
2017 RSUs(2)	428,197	428,197	428,197	—	642,296
2017 – 2019 PRSUs(3)	1,173,173	1,173,173	1,173,173	1,759,759	1,759,759
2017 – 2019 Profits Interest Units(3)	1,652,251	1,652,251	1,652,251	2,478,377	2,478,377
2018 RSUs(2)	247,948	247,948	247,948	—	743,844
2018 – 2020 PRSUs(3)	607,537	607,537	607,537	1,822,612	1,822,612
2018 – 2020 Profits Interest Units(3)	1,371,663	1,371,663	1,371,663	4,114,989	4,114,989
Total Value:	9,814,307	8,944,247	8,578,247	13,273,215	15,895,415
Michael D. Ritz:
Severance	544,753	—	—	—	544,753
Bonus	—	249,000	—	—	—
Accelerated Vesting of Equity Awards:
2016 – 2018 PRSUs(1)	565,643	565,643	565,643	565,643	565,643
2016 – 2018 Profits Interest Units(1)	540,639	540,639	540,639	540,639	540,639
2017 RSUs(2)	152,926	152,926	152,926	—	229,389
2017 – 2019 PRSUs(3)	418,975	418,975	418,975	628,462	628,462

	Involuntary Without Cause or Voluntary for Good Reason ($)	Death ($)	Disability ($)	Change in Control Without Termination ($)	Involuntary Without Cause or Voluntary for Good Reason Upon a Change in Control ($)
2017 – 2019 Profits Interest Units(3)	590,147	590,147	590,147	885,220	885,220
2018 RSUs(2)	88,4969	88,4969	88,4969	—	265,488
2018 – 2020 PRSUs(3)	216,839	216,839	216,839	650,517	650,517
2018 – 2020 Profits Interest Units(3)	489,564	489,564	489,564	1,468,693	1,468,693
Total Value:	3,607,982	3,312,229	3,063,229	4,739,174	5,778,804

(1)
If a Qualifying Termination occurred at December 31, 2018 and a change in control had not previously occurred, PRSUs and Profits Interest Units that were actually earned based on performance determined as of the end of the full performance period would vest.

(2)
If a Qualifying Termination occurred at December 31, 2018 and that was more than 60 days before a change in control, two-thirds of the annual RSU award granted in 2017 would vest and one-third of the annual RSU award granted in 2018 would vest. If the Qualifying Termination occurred at December 31, 2018 and a change in control had previously occurred or a change in control occurred within 60 days after the Qualifying Termination, the executive would be entitled to full vesting.

(3)
In the event of a Qualifying Termination that occurs during the performance period and is not in connection with a change in control, PRSUs and Profits Interest Units that are actually earned based on performance determined as of the end of the full performance period would vest pro rata based on days elapsed through the date of termination. Although performance is not determinable until the end of the performance period in the case of a Qualifying Termination that is not in connection with a change in control, for purposes of this table it is assumed in such case that performance for the full period would be the same as actual performance through the end of the last fiscal year. If a change in control occurs during the performance period, the performance period ends on the date of the change in control. If the executive is employed on the date of the change in control or had a Qualifying Termination within 60 days before the date of the change in control, the annual PRSUs and Profits Interest Units granted as of January 2017 and January 2018 would vest based on actual performance through the date of the change in control as follows.

Chief Executive Officer Pay Ratio Disclosure
Omega is required by SEC rules to disclose the ratio of the total 2018 compensation of its CEO, C. Taylor Pickett, to the total compensation for 2018 of its median employee. Omega selected its median employee based on its December 31, 2018 employee base. Omega identified its median employee based on compensation reported on Form W-2 for its 2018 employees other than the CEO. Omega annualized the compensation reported on Form W-2 for three employees who joined Omega during the year. Mr. Pickett’s total compensation for 2018 as reported in the Summary Compensation table above was $6,582,323 and the median employee’s total compensation for 2018 calculated on the same basis was $194,444. The ratio of Mr. Pickett’s total compensation to the total compensation of the median employee for 2018 is 33.9 to 1.
Compensation of Directors
Omega’s compensation for non-employee directors consists of the following components:
•
annual cash retainer of  $50,000 payable in quarterly installments of  $12,500 on or about August 15, November 15, February 15 and May 15; provided, however, that each Director may elect each year to receive the retainer in common stock to be included in the annual stock grant described below;

•
annual grant as of the date of the annual meeting of a number of shares of restricted common stock (or at the director’s option commencing in 2019, Profits Interest Units) determined by dividing $150,000 by the fair market value per share of common stock on the date of grant, vesting based on the director’s continuing service until the date of the next succeeding annual meeting of stockholders (subject to 100% acceleration upon death, disability, change of control or any other event that in the discretion of the Committee is deemed to be an appropriate basis for acceleration);

•
Board Chair: $120,000 annual payment, of which 50% will be added to, and treated as part of, the annual stock grant;

•
Additional annual cash payments for committee service:

Committee	Chair	Member
Audit Committee	$20,000	$7,500
Compensation Committee	$16,500	$7,500
Nominating and Corporate Governance Committee	$15,000	$4,500
Investment Committee	$15,000	$4,500
•
$1,500 per meeting for attendance at each meeting of the Board of Directors or committee of the Board of Directors in excess of the following number of meetings during the year of a director’s term:

Board/Committee	Number of Meetings
Board of Directors	8
Audit Committee	5
Compensation Committee	5
Nominating and Corporate Governance Committee	3
Investment Committee	3
In addition, Omega reimburses the directors for travel expenses incurred in connection with their duties as directors. Employee directors receive no compensation for service as directors.
The table below sets forth the compensation paid or granted to Omega’s non-employee directors for 2018:
2018 Non-Employee Director Compensation
Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(1)(2)	Option Awards ($)	Total ($)
Kapila K. Anand	56,000	150,009	—	206,009
Craig M. Bernfield(3)	72,340	150,009	—	72,340
Norman R. Bobins	6,000	200,012	—	206,012
Craig R. Callen	155,750	210,000	—	365,750
Barbara B. Hill	28,000	200,012	—	228,012
Edward Lowenthal	114,000	150,009	—	264,009
Ben W. Perks	79,000	150,009	—	229,009
Stephen D. Plavin	81,500	150,009	—	231,509
Burke W. Whitman(4)	5,000	90,018	—	95,018

(1)
Ms. Hill and Mr. Bobins elected to receive their $50,000 annual retainer included in their annual stock grant on the date of the 2018 Annual Meeting. For directors electing to receive their annual retainer in cash, “Fees earned or paid in cash includes the quarterly installments earned or paid in 2018.”

(2)
Represents the fair value dollar amount on the grant date of the stock grants set forth in the table below.

(3)
Mr. Bernfield resigned from the Board of Directors effective October 23, 2018, and his 2018 stock awards were forfeited upon his resignation.

(4)
Mr. Whitman was appointed to the Board of Directors on October 31, 2018.

Name	Grant Date	Shares Awarded(1)	Grant Date Fair Value ($)
Kapila K. Anand	6/8/2018	4,941	150,009
Craig M. Bernfield (forfeited upon resignation)	6/8/2018	4,941	150,009
Norman R. Bobins	6/8/2018	6,588	200,012
Craig R. Callen	6/8/2018	6,917(2)	210,000
Barbara B. Hill	6/8/2018	6,588	200,012
Edward Lowenthal	6/8/2018	4,941(2)	150,009
Ben W. Perks	6/8/2018	4,941	150,009
Stephen D. Plavin	6/8/2018	4,941	150,009
Burke W. Whitman	10/31/2018	2,700	90,018

(1)
The total number of unvested shares of restricted stock held by each of Omega’s non-employee directors as of December 31, 2018 was: Mr. Callen: 7,917; Ms. Hill and Mr. Bobins: 7,588 each; Messrs. Lowenthal, Plavin, and Perks: 5,941 each, Ms. Anand: 4,941; and Mr. Whitman: 2,700.

(2)
All of the shares awarded to Mr. Callen and Mr. Lowenthal in 2018 were deferred pursuant to the Deferred Stock Plan described under  Nonqualified Deferred Compensation.